-------------------------------------------------------------------------------

                        MORTGAGE CAPITAL FUNDING, INC.,
                                    Sponsor,


                         SALOMON BROTHERS REALTY CORP.,

                                      and

                          CITICORP REAL ESTATE, INC.,
                             Mortgage Loan Sellers,


                            AMRESCO SERVICES, L.P.,
                                Master Servicer,


                          ALLIED CAPITAL CORPORATION,
                               Special Servicer,


                             LASALLE NATIONAL BANK,
                        Trustee and REMIC Administrator

                                      and

                              ABN AMRO BANK N.V.,
                                  Fiscal Agent


                    ---------------------------------------

                        POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1998
                    ----------------------------------------


                                  $908,161,005

           Multifamily/Commercial Mortgage Pass-Through Certificates

                                Series 1998-MC3

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

Section                                                                                                         Page
-------                                                                                                         ----
                                                     ARTICLE I

                                  DEFINITIONS; CERTAIN CALCULATIONS IN RESPECT OF
                                      THE MORTGAGE POOL AND THE CERTIFICATES

1.01.    Defined Terms............................................................................................5
1.02.    Certain Calculations in Respect of the Mortgage Pool....................................................54


                                                    ARTICLE II

                           CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

2.01.    Conveyance of Mortgage Loans............................................................................56
2.02.    Acceptance of REMIC I by Trustee........................................................................60
2.03.    Mortgage Loan Sellers' Repurchase of Mortgage Loans for Document Defects and Certain
          Breaches of Representations and Warranties.............................................................62
2.04.    Representations and Warranties of the Sponsor...........................................................63
2.05.    Representations and Warranties of the Mortgage Loan Sellers.............................................65
2.06.    Representations and Warranties of the Master Servicer...................................................78
2.07.    Representations and Warranties of the Special Servicer..................................................80
2.08.    Representations and Warranties of the Trustee and the REMIC Administrator...............................82
2.09.    Representations and Warranties of the Fiscal Agent......................................................84
2.10.    Issuance of the Class R-I Certificates; Creation of the REMIC I Regular Interests.......................86
2.11.    Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee..........................86
2.12.    Issuance of the Class R-II Certificates; Creation of the REMIC II Regular Interests.....................86
2.13.    Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by the Trustee........................87
2.14.    Issuance of the REMIC III Certificates..................................................................87


                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF THE TRUST FUND

3.01.    Administration of the Mortgage Loans....................................................................88
3.02.    Collection of Mortgage Loan Payments....................................................................89

                                                        -i-



Section                                                                                                        Page
-------                                                                                                        ----

3.03.    Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve Accounts................90
3.04.    Collection Account, Distribution Account and Interest Reserve Account...................................92
3.05.    Permitted Withdrawals From the Collection Account, the Distribution Account and the
          Interest Reserve Account...............................................................................95
3.06.    Investment of Funds in the Collection Account, the Interest Reserve Account, the REO
          Account, the Servicing Accounts and the Reserve Accounts...............................................99
3.07.    Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage..........................101
3.08.    Enforcement of Due-On-Sale Clauses; Assumption Agreements; Subordinate Financing.......................104
3.09.    Realization Upon Defaulted Mortgage Loans..............................................................106
3.10.    Trustee to Cooperate; Release of Mortgage Files........................................................110
3.11.    Servicing Compensation; Interest on Servicing Advances; Payment of Certain Expenses;
         Obligations of the Trustee and the Fiscal Agent Regarding Back-up Servicing Advances...................111
3.12.    Inspections; Collection of Financial Statements........................................................117
3.13.    Annual Statement as to Compliance......................................................................118
3.14.    Reports by Independent Public Accountants..............................................................119
3.15.    Access to Certain Information..........................................................................120
3.16.    Title to REO Property; REO Account.....................................................................120
3.17.    Management of REO Property.............................................................................121
3.18.    Sale of Defaulted Mortgage Loans and REO Properties....................................................124
3.19.    Additional Obligations of the Master Servicer and the Special Servicer.................................127
3.20.    Modifications, Waivers, Amendments and Consents........................................................131
3.21.    Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.....................136
3.22.    Sub-Servicing Agreements...............................................................................137
3.23.    Designation of Special Servicer by the Majority Certificateholder of the Controlling Class.............140
3.24.    Confidentiality........................................................................................141
3.25.    No Solicitation of Prepayments.........................................................................141
3.26.    Automatic Resignation of Master Servicer and Special Servicer in Connection with an
          Adverse Rating Event..................................................................................142


                                                    ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS AND RELATED MATTERS

4.01.    Distributions on the Certificates......................................................................144
4.02.    Statements to Certificateholders; Certain Reports by the Master Servicer and the Special
          Servicer..............................................................................................152
4.03.    P&I Advances...........................................................................................160

                                                       -ii-



Section                                                                                                        Page
-------                                                                                                        ----

4.04.    Allocation of Realized Losses and Additional Trust Fund Expenses to the Principal Balance
          Certificates..........................................................................................162
4.05.    Deemed Distributions on, and Allocations of Realized Losses and Additional Trust Fund
          Expenses to, the REMIC I Regular Interests and REMIC II Regular Interests.............................163


                                                     ARTICLE V

                                                 THE CERTIFICATES

5.01.    The Certificates.......................................................................................165
5.02.    Registration of Transfer and Exchange of Certificates..................................................166
5.03.    Book-Entry Certificates................................................................................172
5.04.    Mutilated, Destroyed, Lost or Stolen Certificates......................................................173
5.05.    Persons Deemed Owners..................................................................................174
5.06.    Certification by Certificate Owners....................................................................174


                                                    ARTICLE VI

                                      THE SPONSOR, THE MORTGAGE LOAN SELLERS,
                                               THE MASTER SERVICER,
                                 THE SPECIAL SERVICER AND THE REMIC ADMINISTRATOR

6.01.    Liability of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special
          Servicer and the REMIC Administrator..................................................................175
6.02.    Merger, Consolidation or Conversion of the Sponsor, the Mortgage Loan Sellers, the Master
          Servicer, the Special Servicer or the REMIC Administrator.............................................175
6.03.    Limitation on Liability of the Sponsor, the Master Servicer, the Special Servicer, the REMIC
          Administrator and Others..............................................................................176
6.04.    Master Servicer, Special Servicer and REMIC Administrator Not to Resign................................177
6.05.    Rights of the Sponsor and the Trustee in Respect of the Master Servicer, the Special Servicer
          and the REMIC Administrator...........................................................................177


                                                    ARTICLE VII

                                                      DEFAULT

7.01.    Events of Default......................................................................................179
7.02.    Trustee to Act; Appointment of Successor...............................................................182
7.03.    Notification to Certificateholders.....................................................................184
7.04.    Waiver of Events of Default............................................................................184

                                                       -iii-



Section                                                                                                        Page
-------                                                                                                        ----

7.05.    Additional Remedies of Trustee Upon Event of Default...................................................184


                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

8.01.    Duties of the Trustee..................................................................................186
8.02.    Certain Matters Affecting the Trustee and the Fiscal Agent.............................................187
8.03.    Trustee Not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.......................188
8.04.    Trustee and Fiscal Agent May Own Certificates..........................................................189
8.05.    Fees of the Trustee; Indemnification of Trustee and the Fiscal Agent...................................189
8.06.    Eligibility Requirements for the Trustee...............................................................190
8.07.    Resignation and Removal of the Trustee.................................................................190
8.08.    Successor Trustee......................................................................................191
8.09.    Merger or Consolidation of the Trustee or the Fiscal Agent.............................................192
8.10.    Appointment of Co-Trustee or Separate Trustee..........................................................192
8.11.    Appointment of Custodians..............................................................................193
8.12.    Access to Certain Information..........................................................................194
8.13.    The Fiscal Agent.......................................................................................195
8.14.    Filings with the Securities and Exchange Commission....................................................196


                                                    ARTICLE IX

                                                    TERMINATION

9.01.    Termination Upon Repurchase or Liquidation of All Mortgage Loans.......................................197
9.02.    Additional Termination Requirements....................................................................199


                                                     ARTICLE X

                                            ADDITIONAL REMIC PROVISIONS

10.01.   REMIC Administration...................................................................................201
10.02.   Sponsor, Master Servicer, Special Servicer, Trustee and Fiscal Agent to Cooperate with
          REMIC Administrator...................................................................................204
10.03.   Fees of the REMIC Administrator........................................................................205
10.04.   Use of Agents..........................................................................................205



                                                       -iv-



Section                                                                                                        Page
-------                                                                                                        ----

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

11.01.   Amendment..............................................................................................206
11.02.   Recordation of Agreement; Counterparts.................................................................207
11.03.   Limitation on Rights of Certificateholders.............................................................208
11.04.   Governing Law..........................................................................................209
11.05.   Notices................................................................................................209
11.06.   Severability of Provisions.............................................................................210
11.07.   Successors and Assigns; Beneficiaries..................................................................210
11.08.   Article and Section Headings...........................................................................210
11.09.   Notices to the Rating Agencies.........................................................................210


                                                        -v-


SCHEDULES AND EXHIBITS
----------------------
SCHEDULE I        Mortgage Loan Schedule
SCHEDULE II       Sub-Servicing Agreements in Effect as of the Closing Date
SCHEDULE III      Schedule of Exceptions to Mortgage File Delivery

EXHIBIT A-1       Form of Class X Certificate EXHIBIT A-2 Form of Class [A-1] [A-2] Certificate
EXHIBIT A-3       Form of Class [B][C][D][E] Certificate
EXHIBIT A-4       Form of Class [F] [G] [H] [J] [K] [L] Certificate
EXHIBIT A-5       Form of Class [R-I] [R-II] [R-III] Certificate
EXHIBIT B-1       Form of Transferor Certificate Pursuant to Section 5.02(b)
EXHIBIT B-2       Form I of Transferee Certificate Pursuant to Section 5.02(b)
                  for Transfers of Non-Registered Certificates [For QIBs]
EXHIBIT B-3       Form II of Transferee Certificate Pursuant to Section 5.02(b) for
                  Transfers of Non-Registered Certificates [For Institutional Accredited
                  Investors]
EXHIBIT C-1       Form of Transfer Affidavit and Agreement Pursuant to Section
                  5.02(d)(i)(B)
EXHIBIT C-2       Form of Transferor Certificate Pursuant to Section
                  5.02(d)(i)(D)
EXHIBIT D         Form of Transferee Certificate in Connection with ERISA
EXHIBIT E         Request for Release EXHIBIT F Form of Distribution Date Statement
EXHIBIT G-1       Form of Delinquent Loan Status Report
EXHIBIT G-2       Form of Historical Loan Modification Report
EXHIBIT G-3       Form of Historical Loss Report
EXHIBIT G-4       Form of REO Status Report
EXHIBIT G-5       Form of Special Servicer Loan Status Report
EXHIBIT G-6       Form of Operating Statement Analysis Report
EXHIBIT G-7       Form of Comparative Financial Status Report
EXHIBIT G-8       Form of Watchlist
EXHIBIT H-1       CSSA Standard Reporting Set-Up Layout
EXHIBIT H-2       CSSA Loan Periodic Update File
EXHIBIT H-3       CSSA Standard Property Data File



                  This Pooling and Servicing Agreement (this "Agreement"), is dated and effective as of December 1, 1998, among MORTGAGE CAPITAL FUNDING, INC., as Sponsor, SALOMON BROTHERS REALTY CORP. and CITICORP REAL ESTATE, INC., as Mortgage Loan Sellers, AMRESCO SERVICES, L.P., as Master Servicer, ALLIED CAPITAL CORPORATION, as Special Servicer, LASALLE NATIONAL BANK, as Trustee and as REMIC Administrator and ABN AMRO BANK N.V., as Fiscal Agent.


                             PRELIMINARY STATEMENT:

                  The Sponsor intends to sell Certificates, to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust to be created hereunder.

                  As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. Each of the REMIC I Regular Interests will relate to a specific Mortgage Loan. Each such REMIC I Regular Interest will have: (i) a REMIC I Remittance Rate equal to or calculated based upon the Net Mortgage Rate as of the Closing Date of the related Mortgage Loan; and (ii) an initial Uncertificated Principal Balance equal to the Cut-off Date Balance of the related Mortgage Loan. The Legal Final Distribution Date for each REMIC I Regular Interest is the first Distribution Date following the related Mortgage Loan's Stated Maturity Date. None of the REMIC I Regular Interests will be certificated.

                  As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table sets forth the designation, the REMIC II Remittance Rate and the initial Uncertificated Principal Balance for each of the REMIC II Regular Interests. The Legal Final Distribution Date for each REMIC II Regular Interest is the first Distribution Date following the Stated Maturity Date of the Mortgage Loan that has, as of the Closing Date, the latest Stated Maturity Date. None of the REMIC II Regular Interests will be certificated.

                                                              Initial
                                 REMIC II                 Uncertificated
     Designation              Remittance Rate            Principal Balance
     -----------              ---------------            -----------------
         A-1                   Variable (1)                $ 214,494,000
         A-2                   Variable (1)                $ 416,677,000
          B                    Variable (1)                 $ 40,867,000
          C                    Variable (1)                 $ 43,138,000
          D                    Variable (1)                 $ 61,301,000
          E                    Variable (1)                 $ 29,515,000
          F                    Variable (1)                 $ 20,433,000
          G                    Variable (1)                 $ 20,434,000
          H                    Variable (1)                  $ 6,811,000
          J                    Variable (1)                 $ 22,704,000
          K                    Variable (1)                  $ 9,082,000
          L                    Variable (1)                 $ 22,705,005

     -----------------

    (1) Calculated in accordance with the definition of "REMIC II
        Remittance Rate".

         As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate and the initial Class Principal Balance for each of the Classes of REMIC III Regular Certificates. The Legal Final Distribution Date for each Class of REMIC III Regular Certificates is the first Distribution Date following the Stated Maturity Date of the Mortgage Loan that has, as of the Closing Date, the latest Stated Maturity Date.

                                                              Initial Class
Designation                  Pass-Through Rate              Principal Balance
-----------                  -----------------              -----------------
Class A-1                  6.001% per annum (1)               $ 214,494,000
Class A-2                  6.337% per annum (1)               $ 416,677,000
Class X                        Variable (2)                              (3)
Class B                    6.540% per annum (1)                $ 40,867,000
Class C                    6.788% per annum (1)                $ 43,138,000
Class D                        Variable (2)                    $ 61,301,000
Class E                        Variable (2)                    $ 29,515,000
Class F                        Variable (2)                    $ 20,433,000
Class G                    5.500% per annum (1)                $ 20,434,000
Class H                    5.500% per annum (1)                 $ 6,811,000
Class J                    5.500% per annum (1)                $ 22,704,000
Class K                    5.500% per annum (1)                 $ 9,082,000
Class L                    5.500% per annum (1)                $ 22,705,005

----------------

(1) Subject to reduction if the Weighted Average REMIC II Remittance Rate for the Corresponding REMIC II Regular Interest for any Distribution Date is less than the specified rate per annum. Specifically calculated in accordance with the definition of "Pass-Through Rate".

(2)  Calculated in accordance with the definition of "Pass-Through Rate".

(3) The Class X Certificates will not have a Class Principal Balance; rather, such Class of Certificates will accrue interest as provided herein on a Class Notional Amount that is, as of any date of determination, equal to the then aggregate Uncertificated Principal Balance of all the REMIC II Regular Interests.

         In consideration of the mutual agreements herein contained, the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent agree as follows:

                                   ARTICLE I

                DEFINITIONS; CERTAIN CALCULATIONS IN RESPECT OF
                     THE MORTGAGE POOL AND THE CERTIFICATES


                  SECTION 1.01. Defined Terms.

                  Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "30/360 Basis": The accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "30/360 Mortgage Loan": A Mortgage Loan that accrues interest on a 30/360 Basis.

                  "ABN AMRO": ABN AMRO Bank N.V. or its successor in interest.

                  "Accrued Certificate Interest": With respect to any Class of REMIC III Regular Certificates, for any Distribution Date, one month's interest (calculated on a 30/360 Basis) at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the related Class Principal Balance or Class Notional Amount, as the case may be, of such Class of Certificates outstanding immediately prior to such Distribution Date. The Accrued Certificate Interest in respect of any Class of REMIC III Regular Certificates for any Distribution Date shall be deemed to have accrued during the related Interest Accrual Period.

                  "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust is treated as the owner of such REO Property for federal income tax purposes.

                  "Actual/360 Basis": The accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month in a year assumed to consist of 360 days.

                  "Actual/360 Mortgage Loan": A Mortgage Loan that accrues interest on an Actual/360 Basis.

                  "Additional Interest": With respect to any ARD Loan after its Anticipated Repayment Date, all interest accrued thereon at the Additional Interest Rate.

                  "Additional Interest Rate": With respect to any ARD Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such Mortgage Loan resulting from the passage of such Anticipated Repayment Date.

                  "Additional Trust Fund Expense": Any expense (including, without limitation, Special Servicing Fees, Workout Fees, Liquidation Fees and, to the extent not paid out of Default Charges, Advance Interest) incurred or shortfall experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss, that would result in the REMIC III Regular Certificateholders' receiving less than the full amount of principal and/or Distributable Certificate Interest to which they are entitled on any Distribution Date.

                  "Additional Yield Amount":  As defined in Section 4.01(a).

                  "Adjusted REMIC II Remittance Rate": With respect to REMIC II Regular Interests D, E and F, for any Distribution Date, a rate per annum equal to, in the case of each such REMIC II Regular Interest, the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date; and, with respect to each other REMIC II Regular Interest, for any Distribution Date, a rate per annum equal to the lesser of (i) the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date and
(ii) the rate per annum specified below with respect to such REMIC II Regular
Interest:



REMIC II Regular Interest                   Fixed Cap Rate
-------------------------                   --------------

A-1                                        6.001% per annum
A-2                                        6.337% per annum
B                                          6.540% per annum
C                                          6.788% per annum
G                                          5.500% per annum
H                                          5.500% per annum
J                                          5.500% per annum
K                                          5.500% per annum
L                                          5.500% per annum

                  "Administrative Fee Rate": With respect to each Mortgage Loan (and any successor REO Loan), the sum of the Master Servicing Fee Rate and the Trustee Fee Rate.

                  "Advance": Any P&I Advance or Servicing Advance.

                  "Advance Interest": Interest accrued on any Advance at the Reimbursement Rate and payable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, all in accordance with
Section 3.11(f) or Section 4.03(d), as applicable.

                  "Adverse Rating Event": One or more of the events described in Section 3.26(a).

                  "Adverse REMIC Event": With respect to each of REMIC I, REMIC II and REMIC III, either (i) the endangerment of the status of such REMIC as a REMIC or (ii) except as permitted by Section 3.17(a), the imposition of a tax upon such REMIC or any of its assets or transactions (including, without limitation, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on certain contributions set forth in Section 860G(d) of the Code).

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement, together with all amendments hereof and supplements hereto.

                  "Anticipated Repayment Date": With respect to any ARD Loan, the date specified on the related Mortgage Note, as of which Additional Interest shall begin to accrue on such Mortgage Loan, which date is prior to the Stated Maturity Date for such Mortgage Loan.

                  "Applicable State Law": For purposes of Article X, the Applicable State Law shall be (a) the laws of the State of New York, (b) the laws of the states in which the Corporate Trust Office of the Trustee and the Primary Servicing Offices of the Master Servicer and the Special Servicer are located, (c) the laws of the states in which any Mortgage Loan documents are held and/or any REO Properties are located, (d) such other state and local law whose applicability shall have been brought to the attention of the REMIC Administrator by either (i) an Opinion of Counsel delivered to it or (ii) written notice from the appropriate taxing authority as to the applicability of such state law, and (e) such other state or local law as to which the REMIC Administrator has actual knowledge of applicability.

                  "Appraisal": With respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, a narrative appraisal complying with USPAP (or, in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of $1,000,000 or less, a limited appraisal and a summary report) that indicates the "market value" of the subject property, as defined in 12 C.F.R. ss.225.62(g), and is conducted by a Qualified Appraiser.

                  "Appraisal Reduction Amount": With respect to any Required Appraisal Loan, an amount (calculated as of the Determination Date immediately following the later of (a) the date on which the most recent Appraisal that meets the requirements of Section 3.19(b) was obtained in respect of such Required Appraisal Loan by the Master Servicer or the Special Servicer, as the case may be, and (b) the earliest of the relevant dates in respect of such Required Appraisal Loan specified in the first sentence of Section 3.19(b) hereof) equal to the excess, if any, of (x) the sum of (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or the Fiscal Agent, all accrued and unpaid interest (excluding, in the case of a an ARD Loan after its Anticipated Repayment Date, Additional Interest) on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the sum of the related Net Mortgage Rate and the Trustee Fee Rate, (iii) all accrued but unpaid Master Servicing Fees and Special Servicing Fees in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (v) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property (net of any Escrow Payments or other reserves held by the Master Servicer or the Special Servicer with respect to any such item), over (y) 90% of an amount equal to (i) the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by the most recent relevant Appraisal acceptable for purposes of Section 3.19(b) hereof, net of (ii) the amount of any obligations secured by liens on such property (other than in respect of items described in clause (x)(v) above) that are prior to the lien of the Required Appraisal Loan. Notwithstanding the foregoing, if an Appraisal is required to be obtained pursuant to Section 3.19(b) but has not been obtained within the 60-day period following any loan's becoming a Required Appraisal Loan (or during the 12-month period prior thereto), then until the date such Appraisal is obtained the "Appraisal Reduction Amount" for the subject Required Appraisal Loan will be deemed to equal 25% of the Stated Principal Balance of such Required Appraisal Loan; provided that upon receipt of an Appraisal acceptable for purposes of Section 3.19(b) hereof, the Appraisal Reduction Amount for such Required Appraisal Loan will be recalculated in accordance with the preceding sentence.

                  "Appraised Value": As of any date of determination, the appraised value of a Mortgaged Property based upon the most recent Appraisal obtained pursuant to this Agreement.

                  "ARD Loan": A Mortgage Loan that provides for, if such Mortgage Loan is not paid in full prior to or on its Anticipated Repayment Date, (i) the accrual of Additional Interest thereon and (ii) the application (in reduction of the outstanding principal of such Mortgage Loan) of an amount (in addition to the principal portion of the Scheduled P&I Payment) equal to the excess (if any) of certain Net Cash Flow from the related Mortgaged Property over the sum of the Scheduled P&I Payment and certain permitted property expenses.

                  "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits, or similar document or instrument executed by the related Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

                  "Assumed P&I Payment": With respect to any Balloon Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full, and no other Liquidation Event has occurred in respect thereof, on or before the end of the Collection Period in which such

Stated Maturity Date occurs) and for each successive Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, if no Scheduled P&I Payment (other than a delinquent Balloon Payment) is due for such Due Date, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the amount that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any), in effect immediately prior to, and without regard to the occurrence of, its most recent scheduled maturity date (as such terms and amortization schedule may have been modified, and such maturity date may have been extended, in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20); and, with respect to any REO Loan, for each Due Date that the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled P&I Payment that was due (or, in the case of a Balloon Mortgage Loan described in the preceding clause of this definition, the Assumed P&I Payment that was deemed due) on the last Due Date prior to its becoming an REO Loan.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the balance on deposit in the Distribution Account as of 11:30 a.m. (New York City time) on such Distribution Date (or such later time on such date as of which distributions are made on the Certificates), including, without limitation, if and to the extent on deposit therein as of such time, the Master Servicer Remittance Amount for the related Master Servicer Remittance Date, any P&I Advances made by the Master Servicer, the Trustee or the Fiscal Agent to cover uncollected Scheduled P&I Payments due and/or Assumed P&I Payments deemed due during the related Collection Period, any payments made by the Master Servicer to cover Prepayment Interest Shortfalls incurred during the related Collection Period and, if such Distribution Date occurs during March of any year, the aggregate of all amounts in respect of the Interest Reserve Loans transferred from the Interest Reserve Account to the Distribution Account for distribution on such Distribution Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Scheduled P&I Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including, without limitation, Principal Prepayments) and interest, Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period,
(iii) Prepayment Premiums, (iv) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to any of clauses (ii) through
(vi) of Section 3.05(b), and (v) any amounts deposited in the Distribution Account in error; provided that the Available Distribution Amount for the Final Distribution Date shall be calculated without regard to clauses (b)(i) and
(b)(ii) of this definition.

                  "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, the Scheduled P&I Payment due on its Stated Maturity Date is at least two times larger than the Scheduled P&I Payment due on the Due Date next preceding its Stated Maturity Date.

                  "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Scheduled P&I Payment payable on the Stated Maturity Date of such Mortgage Loan.

                  "Bank": As defined in Section 2.08.

                  "Base Prospectus": That certain prospectus dated December 16, 1998, relating to trust funds established by the Sponsor and publicly offered mortgage pass-through certificates evidencing interests therein.

                  "Bloomberg": As defined in Section 4.02(a).

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Borrower": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York and the cities in which the Primary Servicing Offices of the Master Servicer and Special Servicer and the Corporate Trust Office of the Trustee are located, are authorized or obligated by law or executive order to remain closed.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "Certificate": Any one of the Sponsor's
Multifamily/Commercial Mortgage Pass- Through Certificates, Series 1998-MC3 as executed by the Trustee and authenticated and delivered hereunder by the Certificate Registrar.

                  "Certificate Factor": With respect to any Class of REMIC III Regular Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then related Class Principal Balance or Class Notional Amount, as the case may be, and the denominator of which is the related Initial Class Principal Balance or Initial Class Notional Amount, as the case may be.

                  "Certificate Notional Amount": With respect to any Class X Certificate, the hypothetical or notional principal amount on which such Certificate accrues interest, which, as of any date of determination, is equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Notional Amount of the Class X Certificates.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to any Principal Balance Certificate, as of any date of determination, the then-outstanding principal amount of such Certificate equal to the product of
(a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register; provided that solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer, the REMIC Administrator, the Trustee or the Fiscal Agent or any Affiliate of any of them shall be deemed not to be outstanding, and the Voting Rights to which any of them is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver has been obtained, except as otherwise provided in Sections 7.04 and 11.01 or except in connection with the Controlling Class exercising its rights under Section 3.23, or unless such Persons collectively own an entire Class of Certificates and only the Holders of such Class of Certificates are entitled to grant such consent, approval or waiver. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer or, if other than the Trustee, the REMIC Administrator, as the case may be, in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificateholder Reports": As defined in Section 4.02(a).

                  "Class": Collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

                  "Class A Certificate": Any one of the Class A-1 or Class A-2 Certificates.

                  "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class H Certificate": Any one of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class J Certificate": Any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class K Certificate": Any one of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class L Certificate": Any one of the Certificates with a "Class L" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class Notional Amount": The aggregate hypothetical or notional amount on which the Class X Certificates collectively accrue interest equal to the aggregate of the Uncertificated Principal Balances of all the REMIC II Regular Interests outstanding from time to time.

                  "Class Principal Balance": The aggregate principal amount of any Class of Principal Balance Certificates outstanding as of any date of determination. As of the Closing Date, the Class Principal Balance of each such Class of Certificates shall equal the Initial Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each Class of the Principal Balance Certificates shall be permanently reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to Section 4.01(a) and, if and to the extent appropriate, shall be further permanently reduced on such Distribution Date as provided in Section 4.04.

                  "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class X Certificate": Any one of the Certificates with a "Class X" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class X Portion": With respect to the Uncertificated Accrued Interest in respect of any REMIC II Regular Interest for any Distribution Date, that portion thereof that is equal to the product of (i) the entire amount of such Uncertificated Accrued Interest, multiplied by (ii) a fraction (not less than zero or greater than one), the numerator of which is the excess, if any, of the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date, over the Adjusted REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date, and the denominator of which is the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date; and, with respect to the Uncertificated Distributable Interest in respect of any REMIC II Regular Interest for any Distribution Date, that portion thereof that is equal to the Class X Portion of the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date allocated to the Class X Certificates that was, in turn, deemed allocated to such REMIC II Regular Interest in accordance with the last sentence of the definition of "Uncertificated Distributable Interest".

                  "Closing Date": December 30, 1998.

                  "Code": The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, they could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Trust Fund, the Certificates and the Certificateholders.

                  "Collection Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for Certificateholders, which shall be entitled " AMRESCO Services, L.P. [or the name of any successor Master Servicer], as Master Servicer, in trust for the registered holders of Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3".

                  "Collection Period": With respect to any Distribution Date, the period that begins immediately following the Determination Date in the calendar month prior to the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the Determination Date in the calendar month in which such Distribution Date occurs.

                  "Commission": The Securities and Exchange Commission.

                  "Comparative Financial Status Report": A report containing substantially the information set forth in Exhibit G-7 hereto, setting forth, among other things, the occupancy and Debt Service Coverage Ratio for each Mortgage Loan or related Mortgaged Property, as applicable, as of the date of the latest financial information (covering no less than twelve (12) months) available immediately preceding the preparation of such report and the revenue and Net Cash Flow for each of the following three (3) periods (to the extent such information is in the Master Servicer's or the Special Servicer's possession): (i) the most current available year-to-date, (ii) each of the previous two (2) full fiscal years stated separately; and (iii) the "base year" (representing the original analysis of information used as of the Cut-off
Date).

                  "Confidential Information":  As defined in Section 3.24.

                  "Controlling Class": As of any date of determination, the outstanding Class of Principal Balance Certificates with the lowest Payment Priority (the Class A Certificates being treated as a single Class for this purpose) that has a then-outstanding Class Principal Balance at least equal to 25% of its Initial Class Principal Balance thereof (or, if no Class of Principal Balance Certificates has a then-outstanding Class Principal Balance at least equal to 25% of its Initial Class Principal Balance thereof, then the "Controlling Class" shall be the outstanding Class of Principal Balance Certificates with the then largest outstanding Class Principal Balance).

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603.

                  "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced

Mortgage Loan" (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or a related Mortgaged Property becoming an REO Property).

                  "Corresponding REMIC II Regular Interest": With respect to any Class of Principal Balance Certificates, the REMIC II Regular Interest that has an alphabetical and, if applicable, numerical designation that is the same as the alphabetical and, if applicable, numerical Class designation for such Class of Principal Balance Certificates.

                  "Corresponding Class of Principal Balance Certificates": With respect to any REMIC II Regular Interest, the Class of Principal Balance Certificates that has an alphabetical and, if applicable, numerical Class designation that is the same as the alphabetical and, if applicable, numerical designation for such REMIC II Regular Interest.

                  "CREI": Citicorp Real Estate, Inc. or its successor in interest.

                  "CREI Mortgage Loan": Any of the Mortgage Loans which are the subject of the CREI Mortgage Loan Purchase Agreement and as to which "CREI" is identified on the Mortgage Loan Schedule under the heading "Loan Contributor".

                  "CREI Mortgage Loan Purchase Agreement": That certain mortgage loan purchase agreement dated as of December 23, 1998 between CREI and the Sponsor.

                  "Cross-Collateralized Mortgage Loan": Any Mortgage Loan that is cross- collateralized and cross-defaulted with one or more other Mortgage Loans.

                  "CSSA Reports": With respect to the Mortgage Pool, the CSSA Standard Reporting Set-Up Layout substantially in the form attached hereto as Exhibit H-1, the CSSA Loan Periodic Update File substantially in the form attached hereto as Exhibit H-2 and the CSSA Standard Property Data File substantially in the form attached hereto as Exhibit H-3.

                  "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Sponsor, CREI, SBRC or an Affiliate of any of them.

                  "Cut-off Date": December 1, 1998.

                  "Cut-off Date Balance": With respect to any Mortgage Loan, the unpaid principal balance of such Mortgage Loan as of the Cut-off Date, after application of all payments of principal due in respect of such Mortgage Loan on or before such date, whether or not received.

                  "Debt Service Coverage Ratio": With respect to any Mortgage Loan, other than a Cross-Collateralized Mortgage Loan, as of any date of determination, the ratio of (x) the Net Operating Income (before payment of any debt service on such Mortgage Loan) generated by the related Mortgaged Property during the most recently ended period of not more than twelve months or less than three (3) months for which financial statements (whether or not audited) have been received by or on behalf of the Mortgage Loan Sellers (prior to the Closing
Date) or the Master Servicer or Special Servicer (following the Closing Date) (such Net Operating Income to be annualized if the relevant period is less than twelve months), to (y) the product of the amount of the Scheduled P&I Payment in effect for such Mortgage Loan as of such date of determination, multiplied by 12; and, with respect to any Cross-Collateralized Mortgage Loan, as of any date of determination, the ratio of (x) the aggregate Net Operating Income (before payment of any debt service on such Cross-Collateralized Mortgage Loan and the Mortgage Loans with which it is cross- collateralized) generated by the related Mortgaged Properties for such Cross-Collateralized Mortgage Loan and the Mortgage Loans with which it is cross-collateralized during the most recently ended period of not more than twelve months or less than three (3) months for which financial statements (whether or not audited) have been received by or on behalf of the Mortgage Loan Sellers (prior to the Closing
Date) or the Master Servicer or Special Servicer (following the Closing Date) (such Net Operating Income to be annualized if the relevant period is less than twelve months), to (y) the aggregate of the amount of the Scheduled P&I Payments in effect for such Cross-Collateralized Mortgage Loan and the Mortgage Loans with which it is cross-collateralized as of such date of determination, multiplied by 12.

                  "Default Charges": Any and all Default Interest and late payment charges paid or payable, as the context requires, in connection with a default under a Mortgage Loan or any successor REO Loan.

                  "Default Interest": With respect to any Mortgage Loan (or related REO Loan), any amounts collected thereon, other than late payment charges and Prepayment Premiums, that represent interest (exclusive, if applicable, of Additional Interest) in excess of interest accrued on the principal balance of such Mortgage Loan (or REO Loan) at the related Mortgage Rate, such excess interest arising out of a default under such Mortgage Loan or otherwise arising out of the failure by the related Borrower to make the Scheduled P&I Payment on the related Due Date even though such failure is not an event of default under the related Mortgage Note or Mortgage.

                  "Defaulted Mortgage Loan": Any Specially Serviced Mortgage Loan as to which a material default has occurred or a default in respect of any payment thereon is reasonably foreseeable, and which the Special Servicer has determined, in its reasonable and good faith judgment, will become the subject of a foreclosure sale or similar proceedings (the basis for which determination shall be set forth in an Officer's Certificate to be delivered to the Master Servicer and the Trustee).

                  "Defaulting Party":  As defined in Section 7.01(b).

                  "Defeasance Collateral": With respect to any Defeasance Loan, direct noncallable government obligations of the United States of America, as are permitted under the terms of a Mortgage Note or related Mortgage Loan documents, but only if such obligations or assets constitute "government securities" under the defeasance rule of the REMIC Provisions.

                  "Defeasance Loan": Any Mortgage Loan which grants the holder or the Borrower a Defeasance Option.

                  "Defeasance Option": With respect to any Defeasance Loan, the right of a Borrower, pursuant to the terms of the related Mortgage Note or the Mortgage, to obtain a release (or the right of the holder of such Mortgage Loan to condition the release) of the related Mortgaged Property from the lien of the related Mortgage upon the pledge to the Trustee of Defeasance Collateral.

                  "Definitive Certificate":  As defined in Section 5.03(a).

                  "Delinquent Loan Status Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the close of business on the last day of the most recently ended calendar month were (i) delinquent 30-59 days, (ii) delinquent 60-89 days, (iii) delinquent 90 days or more, (iv) current but specially serviced, (v) in foreclosure but as to which the related Mortgaged Property had not become REO Property, or (vi) related to a Mortgaged Property which had become REO Property, substantially in the form of, and including such additional information in respect of each such Mortgage Loan as set forth on, Exhibit G-1 attached hereto.

                  "Depository": The Depository Trust Company or any successor depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to any Distribution Date, the 11th day of the calendar month in which such Distribution Date occurs, or if such 11th day is not a Business Day, the immediately preceding Business Day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers (other than the sale of an REO Property pursuant to Section 3.18(d)), the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) shall not be considered to Directly Operate an REO Property solely because the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to, or funds, repairs or capital expenditures with respect to such REO Property (including, without limitation, construction activity to effect repairs or in conjunction with leasing activity).

                  "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381 of the Code or (v) any other Person so designated by the REMIC Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                  "Distributable Certificate Interest": With respect to any Class of REMIC III Regular Certificates, for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall for such Distribution Date allocated to such Class of Certificates as provided below. The Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated to the respective Classes of REMIC III Regular Certificates on such Distribution Date as follows: first, to the respective Classes of REMIC III Regular Certificates (other than the Senior Certificates), sequentially in reverse alphabetical order of Class designation, in each case up to an amount equal to the lesser of any remaining unallocated portion of such Net Aggregate Prepayment Interest Shortfall and any Accrued Certificate Interest in respect of the particular Class of Certificates for such Distribution Date; and thereafter, if and to the extent that any portion of such Net Aggregate Prepayment Interest Shortfall remains unallocated, among the respective Classes of Senior Certificates, up to, and pro rata in accordance with, the respective amounts of Accrued Certificate Interest for each such Class of Senior Certificates for such Distribution Date.

                  "Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "LaSalle National Bank [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3".

                  "Distribution Date": The 18th day of any month, or if any such 18th day is not a Business Day, the next succeeding Business Day. The first Distribution Date will be January 19, 1999.

                  "Distribution Date Statement": As defined in Section 4.02(a).

                  "Document Defect": As defined in Section 2.02(e).

                  "Due Date": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Scheduled P&I Payment on such Mortgage Loan is scheduled to be first due; (ii) any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Scheduled P&I Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Scheduled P&I Payment on the related Mortgage Loan had been scheduled to be first due.

                  "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, including, without limitation, the Trustee or the Fiscal Agent (if it meets the following rating criteria), the long-term unsecured debt obligations of which are rated no less than "Aa3" by Moody's and "AA" by S&P, if the deposits are to be held in the account for more than thirty (30) days, or the short-term unsecured debt obligations of which are rated no less than "P-1" by Moody's and "A-1+" by S&P, if the deposits are to be held in the account for thirty (30) days or less, in each case, at any time funds are on deposit therein, (ii) a segregated trust account or accounts maintained with the corporate trust department of a federally chartered depository institution or trust company, including, without limitation, the Trustee, acting in its fiduciary capacity, (iii) a segregated trust account or accounts maintained with the corporate trust department of a state chartered depository institution or trust company, including, without limitation, the Trustee, acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 C.F.R. ss. 9.10(b), (iv) any other account which would not result in the downgrade or withdrawal of the rating then assigned by either Rating Agency to any Class of Certificates (as confirmed in writing by each Rating Agency), or
(v) any account held at NationsBank, N.A. for so long as such bank's long-term unsecured debt ratings for deposits held for more than thirty (30) days assigned by the Rating Agencies are no lower than the current such ratings.

                  "Emergency Advance": Any Servicing Advance (whether or not it is a Servicing Advance that, pursuant hereto, the Special Servicer is required to request the Master Servicer to make) that must be made within ten (10) days of the Special Servicer's becoming aware that it must be made in order to avoid any material penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Trust Fund.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Borrower for application toward the payment of real estate taxes, assessments, insurance premiums and similar items in respect of the related Mortgaged Property.

                  "Event of Default": One or more of the events described in
Section 7.01(a).

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Excluded Class": Any Class of Principal Balance Certificates other than the Class A-1 Certificates, Class A-2 Certificates, Class B Certificates, Class C Certificates, Class D Certificates and Class E Certificates.

                  "Fannie Mae": The Federal National Mortgage Association or any successor.

                  "FDIC": The Federal Deposit Insurance Corporation or any successor.

                  "Final Distribution Date": The final Distribution Date on which any distributions are to be made on the Certificates as contemplated by
Section 9.01.

                  "Final Recovery Determination": A determination by the Special Servicer with respect to any defaulted Mortgage Loan or REO Property and, accordingly, the related REO Loan (other than a Mortgage Loan or REO Property, as the case may be, purchased by CREI or SBRC or an Affiliate of either of them pursuant to Section 2.03, by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01, or otherwise acquired by the Sole Certificateholder pursuant to Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries (including, without limitation, by reason of a sale of such Mortgage Loan or REO Property pursuant to Section 3.18(d) hereof) that the Special Servicer has determined, in accordance with the Servicing Standard, exercised without regard to any obligation of the Master Servicer or Special Servicer to make payments from its own funds pursuant to Section 3.07(b), will be ultimately recoverable.

                  "Fiscal Agent": ABN AMRO, in its capacity as Fiscal Agent hereunder, or any successor Fiscal Agent as herein provided.

                  "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor.

                  "Ground Lease": The ground lease pursuant to which any Borrower holds a leasehold interest in the related Mortgaged Property.

                  "Group": A group of Mortgage Loans that are cross-collateralized and cross- defaulted with each other.

                  "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

                  "Historical Loan Modification Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, have been modified pursuant to this Agreement (i) during the Collection Period ending on such Determination Date and (ii) since the Cut-off Date, showing the original and the revised terms thereof, substantially in the form of, and including such additional information in respect of each such Mortgage Loan as set forth on, Exhibit G-2 attached hereto.

                  "Historical Loss Report": A report or reports setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the aggregate amount of Liquidation Proceeds received, and Liquidation Expenses incurred, both during the Collection Period ending on such Determination Date and historically, and (ii) the amount of Realized Losses occurring during such Collection Period and historically, set forth on a Mortgage Loan-by-Mortgage Loan and REO Property-by-REO Property basis, substantially in the form of, and including such additional information in respect of each Mortgage Loan and REO Property as to which a Final Recovery Determination has been made as set forth on, Exhibit G-3 attached hereto.

                  "HUD-Approved Servicer": A servicer that is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

                  "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent or any Affiliate thereof, and (iii) is not connected with the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by (i) any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall not be an expense of the Trustee, the REMIC Administrator or the Trust, delivered to the Trustee and the REMIC Administrator), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation
Section 1.856-4(b)(5),
or (ii) any other Person upon receipt by the Trustee and the REMIC Administrator of an Opinion of Counsel, which shall be at no expense to the Trustee, the REMIC Administrator or the Trust, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Initial Class Notional Amount": With respect to the Class X Certificates, the initial Class Notional Amount thereof as of the Closing Date equal to $908,161,005.

                  "Initial Class Principal Balance": With respect to any Class of Principal Balance Certificates, the initial Class Principal Balance thereof as of the Closing Date, in each case as set forth below:

                                        Initial Class
Class                                 Principal Balance
-----                                 -----------------
Class A-1                               $214,494,000
Class A-2                               $416,677,000
Class B                                  $40,867,000
Class C                                  $43,138,000
Class D                                  $61,301,000
Class E                                  $29,515,000
Class F                                  $20,433,000
Class G                                  $20,434,000
Class H                                  $6,811,000
Class J                                  $22,704,000
Class K                                  $9,082,000
Class L                                  $22,705,005

                  "Initial Pool Balance": The aggregate Cut-off Date Balance of all the Mortgage Loans included in the Trust Fund as of the Closing Date.

                  "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

                  "Insurance Policy": With respect to any Mortgage Loan or REO Property, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan (or the related Mortgaged Property) or in respect of such REO Property, as the case may be.

                  "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or REO Property or released to the Borrower, in either case, in accordance with the Servicing Standard.

                  "Interest Accrual Basis": The basis on which interest accrues in respect of any Mortgage Loan, any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Certificates, in each case consisting of one of the following: (i) a 30/360 Basis; or (ii) an Actual/360 Basis.

                  "Interest Accrual Period": With respect to any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Certificates, for any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

                  "Interest Only Certificate": Any Class X Certificate.

                  "Interest Reserve Account": The segregated account created and maintained by the Master Servicer pursuant to Section 3.04(c) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "AMRESCO Services, L.P. [or the name of any successor Master Servicer], as Master Servicer, in trust for the registered holders of Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3".

                  "Interest Reserve Amount": With respect to each Interest Reserve Loan and each Master Servicer Remittance Date that occurs during February of each year and during January of each year that is not a leap year, an amount equal to one-day's interest at the related Net Mortgage Rate accrued on the related Stated Principal Balance as of the Due Date in the month in which such Master Servicer Remittance Date occurs (but prior to the application of any amounts due on such Due Date), to the extent that a Scheduled P&I Payment is remitted to the Trustee in respect thereof for such Due Date on such Master Servicer Remittance Date or a P&I Advance is made in respect thereof for such Due Date on such Master Servicer Remittance Date.

                  "Interest Reserve Loan": Any Actual/360 Mortgage Loan.

                  "Interested Person": The Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

                  "Investment Account": As defined in Section 3.06(a).

                  "IRS": The Internal Revenue Service or any successor.

                  "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of all or any portion of a Scheduled P&I Payment or an Assumed P&I Payment in respect of such Mortgage Loan due or deemed due, as the case may be, for a Due Date in a previous Collection Period, or for a Due Date coinciding with or preceding the Cut-off Date, and not previously received or recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as

Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of all or any portion of a Scheduled P&I Payment or an Assumed P&I Payment in respect of the related Mortgage Loan or of an Assumed P&I Payment in respect of such REO Loan due or deemed due, as the case may be, for a Due Date in a previous Collection Period and not previously received or recovered. The term "Late Collections" shall specifically exclude any Default Charges.

                  "Legal Final Distribution Date": With respect to any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Certificates, the "latest possible maturity date" thereof, calculated solely for purposes of satisfying Treasury regulation section
1.860G-1(a)(4)(iii).

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by CREI or SBRC or any Affiliate of either of them pursuant to Section 2.03; (iv) such Mortgage Loan is purchased by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), or by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01; or (v) such Mortgage Loan is acquired by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01. With respect to any REO Property (and the related REO Loan), any of the following events: (x) a Final Recovery Determination is made with respect to such REO Property; (y) such REO Property is purchased by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01; or (z) such REO Property is acquired by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01.

                  "Liquidation Expenses": All customary, reasonable and necessary "out of pocket" costs and expenses due and owing (but not otherwise covered by Servicing Advances) in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to Section 3.09 or
3.18 (including, without limitation, legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

                  "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property purchased or otherwise acquired (x) by CREI or SBRC or any Affiliate of either of them pursuant to Section 2.03 within the time period permitted by such section following CREI's or SBRC's, as the case may be, notice or discovery of the breach, Document Defect or other event giving rise to such repurchase obligation, (y) by the Majority Certificateholder of the Controlling Class, the Master Servicer or the Special Servicer pursuant to
Section 3.18 or (z) by the Master Servicer, the Majority Certificateholder of the Controlling Class or the Sole Certificateholder pursuant to Section 9.01), the fee designated as such and payable to the Special Servicer pursuant to the third paragraph of Section 3.11(c).

                  "Liquidation Fee Rate": With respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.0%.

                  "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation;
(ii) the liquidation of a Mortgaged Property or other collateral constituting, or that constituted, security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Borrower in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Borrower or any guarantor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by CREI or SBRC or an Affiliate of either of them pursuant to Section 2.03; (vi) the purchase of a Mortgage Loan or REO Property by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01; or (vii) the acquisition of any Mortgage Loan or REO Property by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01.

                  "Majority Certificateholder": With respect to any specified Class or Classes of Certificates, as of any date of determination, any Holder or particular group of Holders of Certificates of such Class or Classes, as the case may be, entitled to a majority of the Voting Rights allocated to such Class or Classes, as the case may be.

                  "Master Servicer": AMRESCO Services, L.P., in its capacity as master servicer, its successor in interest or any successor master servicer appointed as herein provided.

                  "Master Servicer Remittance Amount": With respect to any Master Servicer Remittance Date, an amount equal to (a) all amounts on deposit in the Collection Account as of the commencement of business on such Master Servicer Remittance Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Scheduled P&I Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including, without limitation, Principal Prepayments) and interest (including, without limitation, Additional Interest), Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period, (iii) any Prepayment Premiums received after the end of the related Collection Period, (iv) any amounts payable or reimbursable to any Person from the Collection Account pursuant to any of clauses (ii) through (xvi) of Section 3.05(a), (v) if such Master Servicer Remittance Date occurs during February of any year or during January of any year that is not a leap year, the Interest Reserve Amounts with respect to the Interest Reserve Loans required pursuant to Section 3.04(c) to be withdrawn from the Collection Account and deposited into the Interest Reserve Account on such Master Servicer Remittance Date, and (vi) any amounts deposited in the Collection Account in error; provided that, with respect to the Master Servicer Remittance Date that occurs in the same calendar month as the Final Distribution Date, the Master Servicer Remittance Amount will be calculated without regard to clauses (b)(i), (b)(ii) and (b)(iii) of this definition.

                  "Master Servicer Remittance Date": The Business Day immediately preceding each Distribution Date.

                  "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a) and from which any Primary Servicing Fees are payable.

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan (and any related REO Loan), the rate per annum specified as such in the Mortgage Loan Schedule, which rate includes the Primary Servicing Fee Rate.

                  "Modified Mortgage Loan": Any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer pursuant to Section 3.20 in a manner that:

                  (A) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current Scheduled P&I Payments with respect to such Mortgage Loan);

                  (B) except as expressly contemplated by the related Mortgage, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as is), as determined by an Appraisal delivered to the Special Servicer (at the expense of the related Borrower and upon which the Special Servicer may conclusively rely), of the property to be released; or

                  (C) in the good faith and reasonable judgment of the Special Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Sponsor, notice of which designation shall be given to the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer and the REMIC Administrator, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "Mortgage": With respect to any Mortgage Loan, separately and collectively, as the context may require, each mortgage, deed of trust and/or other similar document or instrument securing the related Mortgage Note and creating a lien on the related Mortgaged Property.

                  "Mortgage File": With respect to any Mortgage Loan, subject to Section 2.01(c), collectively the following documents:

                  (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form:
                           "Pay to the order of LaSalle National Bank, as trustee for the registered holders of Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates,
                           Series 1998-MC3, without recourse";

                  (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

                  (iii) an original assignment of the Mortgage, that is complete and in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity);

                  (iv) the original or a copy of any related Assignment of Leases (if any such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

                  (v) an original assignment of any related Assignment of Leases (if any such item is a document separate from the Mortgage), that is complete and in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                  (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

                  (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), that is complete, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                  (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (ix) the original or a copy of the lender's title insurance policy issued in respect of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

                  (x) the original of any guaranty of the obligations of the Borrower under the Mortgage Loan which was in the possession of CREI or SBRC, as applicable, at the time the Mortgage Files were delivered to the Trustee;

                  (xi) (A) file or certified copies of any UCC Financing Statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of CREI or SBRC, as applicable, at the time the Mortgage Files were delivered to the Trustee and
                           (B) if any such security interest is perfected and the related UCC- 1, UCC-2 or UCC-3 financing statements were in the possession of CREI or SBRC, as applicable, a UCC-2 or UCC-3 financing statement, as applicable, that is complete and in form suitable for filing, executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest to the Trustee (or a certified copy of such assignment as sent for filing);

                  (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Borrower if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Borrower;

                  (xiii) if the Borrower has a leasehold interest in the related Mortgaged Property, the original Ground Lease or a copy thereof;

                  (xiv) the original or copy of any loan agreement and intercreditor agreement relating to such Mortgage Loan;

                    (xv) the original or copy of any operating lease relating to the related Mortgaged Property;

                    (xvi) the original or copy of any Indemnity/Deed of Trust; and

                    (xvii) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

                  "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

          "Mortgage Loan Purchase Agreements": Together, the CREI Mortgage Loan Purchase Agreement and the SBRC Mortgage Loan Purchase Agreement.

                  "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of the Trust Fund, which list is attached hereto as Schedule I and may be amended from time to time in accordance with Section 2.02(e). The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage
Loan:

                    (i)       the loan number and control number;

                    (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

                    (iii)     the Mortgage Rate in effect as of the Cut-off
                              Date;

                    (iv)      the original principal balance;

                    (v)       the Cut-off Date Balance;

                    (vi) the (A) remaining term to stated maturity or, in the case of an ARD Loan, the Anticipated Repayment Date and (B) Stated Maturity Date;

                    (vii)     the Due Date;

                    (viii) the amount of the Scheduled P&I Payment due on the first Due Date following the Cut-off Date;

                    (ix) the Master Servicing Fee Rate (inclusive of the Primary Servicing Fee Rate);

                    (x)       the Primary Servicing Fee Rate;

                    (xi) whether the Borrower's interest in the related Mortgaged Property is a leasehold estate;

                    (xii)     the related Mortgage Loan Seller;

                    (xiii)    whether the Mortgage Loan is a
                              Cross-Collateralized Mortgage Loan and, if so, a reference to the other Mortgage Loans that are cross-collateralized with such Mortgage Loan;

                    (xiv)     whether the Mortgage Loan is an ARD Loan; and

                    (xv)      whether the Mortgage Loan is a Defeasance Loan.

The Mortgage Loan Schedule shall also set forth the aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

                  "Mortgage Loan Sellers": Together, CREI and SBRC.

                  "Mortgage Note": The original executed note evidencing the indebtedness of a Borrower under a Mortgage Loan, together with any rider, addendum or amendment thereto.

                  "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

                  "Mortgage Rate": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note (as such may be modified at any time following the Closing Date) and applicable law,
(ii) any Mortgage Loan after its Stated Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Stated Maturity Date, and (iii) any REO Loan, the annualized rate described in clause (i) or (ii) above, as applicable, determined as if the related Mortgage Loan had remained outstanding.

                  "Mortgaged Property": Individually and collectively, as the context may require, each real property (together with all improvements and fixtures thereon) subject to the lien of a Mortgage and constituting collateral for a Mortgage Loan. With respect to any Cross-Collateralized Mortgage Loan, as the context may require, "Mortgaged Property" may mean, collectively, all the Mortgaged Properties securing such Cross-Collateralized Mortgage Loan.

                  "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related

Collection Period, exceeds (b) the sum of (i) the aggregate amount remitted by the Master Servicer for deposit in the Distribution Account for such Distribution Date pursuant to Section 3.19(e) in connection with such Prepayment Interest Shortfalls and (ii) the aggregate of all Prepayment Interest Excesses collected in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period.

                  "Net Default Charges": With respect to any Mortgage Loan or REO Loan, any Default Charges actually collected thereon (determined in accordance with the allocation of amounts collected as specified in Section 1.02), net of any Advance Interest accrued on Advances made in respect of such Mortgage Loan.

                  "Net Investment Earnings": With respect to any Investment Account for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such Investment Account, exceeds the aggregate of all losses and investment costs, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

                  "Net Investment Loss": With respect to any Investment Account for any Collection Period, the amount by which the aggregate of all losses and investment costs, if any, incurred during such Collection Period in connection with the investment of funds held in such Investment Account in accordance with
Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

                  "Net Mortgage Rate": With respect to any Mortgage Loan or REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate then in effect, minus the sum of the related Administrative Fee Rate and any related Additional Interest Rate.

                  "Net Operating Income": With respect to any Mortgaged Property, the total operating revenues derived from such Mortgaged Property, minus the total fixed and variable operating expenses incurred in respect of such Mortgaged Property (subject to adjustments for, among other things, (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the Mortgaged Property).

                  "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

                  "Nonrecoverable P&I Advance": Any P&I Advance made or proposed to be made in respect of a Mortgage Loan or REO Loan which, as determined by the Master Servicer or, if applicable, the Trustee or the Fiscal Agent, in its reasonable and good faith judgment, will not be recoverable (together with Advance Interest accrued thereon), or which in fact was not ultimately recovered, from late payments, Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or the related REO Property (without giving effect to potential recoveries on deficiency judgments or recoveries from guarantors).

                  "Nonrecoverable Servicing Advance": Any Servicing Advance made or proposed to be made in respect of a Mortgage Loan or an REO Property which, as determined by the Master Servicer, the Special Servicer or, if applicable, the Trustee or the Fiscal Agent, in its reasonable and good faith judgment, will not be recoverable (together with Advance Interest accrued thereon), or which in fact was not ultimately recovered, from late payments, Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or such REO Property (without giving effect to potential recoveries on deficiency judgments or recoveries from guarantors).

                  "Non-Registered Certificate": Unless and until registered under the Securities Act, any Class F, Class G, Class H, Class J, Class K, Class L or Residual Certificate.

                  "Non-United States Person": Any person other than a United States Person.

                  "Officer's Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, as the case may be, or a Responsible Officer of the Trustee or the Fiscal Agent, as the case may be.

                  "Operating Statement Analysis": As defined in Section
4.02(b).

                  "Opinion of Counsel": A written opinion of counsel (who must, in connection with any opinion rendered pursuant hereto with respect to tax matters or a resignation under Section 6.04, be Independent counsel, but who otherwise may be salaried counsel for the Sponsor, CREI, SBRC, the Trustee, the REMIC Administrator, the Fiscal Agent, the Master Servicer or the Special Servicer), which written opinion is acceptable and delivered to the addressee(s).

                  "OTS": The Office of Thrift Supervision or any successor thereto.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Class X Certificates, for any Distribution Date, a rate per annum equal to the excess, if any, of the Weighted Average REMIC II Remittance Rate for such Distribution Date, over the Weighted Average Adjusted REMIC II Remittance Rate for such Distribution Date; with respect to the Class D, Class E and Class F Certificates, for any Distribution Date, a rate per annum equal to, in the case of each such Class, the REMIC II Remittance Rate in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates for such Distribution Date; and, with respect to each other Class of Principal Balance Certificates, for any Distribution Date, a rate per annum equal to the lesser of (i) the REMIC II Remittance Rate in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates for such Distribution Date and
(ii) the rate per annum specified below with respect to such Class of
Certificates:

Class of Principal Balance
Certificates                                             Fixed Cap Rate
------------                                             --------------
Class A-1                                               6.001% per annum
Class A-2                                               6.337% per annum
Class B                                                 6.540% per annum
Class C                                                 6.788% per annum
Class G                                                 5.500% per annum
Class H                                                 5.500% per annum
Class J                                                 5.500% per annum
Class K                                                 5.500% per annum
Class L                                                 5.500% per annum


                  "Payment Priority": With respect to any Class of Certificates, the priority of the Holders thereof in respect of the Holders of the other Classes of Certificates to receive distributions out of the Available Distribution Amount for any Distribution Date. The Payment Priority of the respective Classes of Certificates shall be, from most senior to most subordinate, as follows: first, the respective Classes of Senior Certificates, pro rata; second, the Class B Certificates; third, the Class C Certificates; fourth, the Class D Certificates; fifth, the Class E Certificates; sixth, the Class F Certificates; seventh, the Class G Certificates; eighth, the Class H Certificates; ninth, the Class J Certificates; tenth, the Class K Certificates; eleventh, the Class L Certificates; and last, the respective Classes of Residual Certificates.

                  "Percentage Interest": With respect to any REMIC III Regular Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Initial Class Principal Balance or Initial Class Notional Amount, as the case may be, of the relevant Class. With respect to a Residual Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

                  "Permitted Investments": Any one or more of the following obligations:

                (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the party agreeing to repurchase such obligations is a financial institution meeting the requirements set forth in clause (iii) below;

              (iii) demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by either Rating Agency, otherwise acceptable to such Rating Agency, as applicable, as confirmed in writing that such investment would not result in the downgrade or withdrawal of the rating then assigned by either Rating Agency to any Class of Certificates);

               (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof rated no less than "P-1" by Moody's and "A-1+" by S&P; and

                (v) any other obligation or security which would not result in the downgrade or withdrawal of the rating then assigned by either Rating Agency to any Class of Certificates, evidence of which shall be confirmed in writing by each Rating Agency to the Trustee;

provided that no investment described hereunder shall evidence either the right to receive (a) only interest with respect to such investment or (b) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further, that no investment described hereunder may be sold prior to stated maturity if such sale would result in a loss of principal on the instrument or a tax on "prohibited transactions" under Section 860F of the Code; and provided, further, that no investment described hereunder may have an "r" highlighter or other comparable qualifier attached to its rating; and provided, further, that each investment described hereunder shall, by its terms, have a predetermined fixed amount of principal due at maturity (that cannot vary or change), an original maturity of not more than 365 days and either a fixed interest rate or variable interest rate tied to a single interest rate index plus a single fixed spread; and provided, further, that each investment described hereunder shall be a "cash flow investment", as defined in the REMIC Provisions.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than either a Disqualified Organization or a Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint- stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

                  "Phase I Environmental Assessment": A "Phase I assessment" as described in and meeting the criteria of Chapter 5 of the Fannie Mae Multifamily Guide, Part II, as amended from time to time.

                  "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.03.

                  "Plan": As defined in Section 5.02(c).

                  "Prepayment Assumption": The assumption that each ARD Loan is paid in full on its Anticipated Repayment Date and that no Mortgage Loan is otherwise prepaid prior to its Stated Maturity Date, such assumption to be used for determining the accrual of original issue discount, market discount and premium, if any, on the Mortgage Loans, the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates for federal income tax purposes.

                  "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment, in full or in part, after the related Due Date in any Collection Period, any payment of interest (net of related Master Servicing Fees and exclusive of Prepayment Premiums, Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) actually collected from the related Borrower and intended to cover the period from the related Due Date in such Collection Period to the date of prepayment.

                  "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment, in full or in part, prior to the related Due Date in any Collection Period, the amount of uncollected interest (determined without regard to any Prepayment Premium that may have been collected that would have accrued at a per annum rate equal to the sum of the Net Mortgage Rate for such Mortgage Loan plus the Trustee Fee Rate, on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day prior to the related Due Date in such Collection Period, inclusive.

                  "Prepayment Premium": Any premium, penalty, charge or fee (including, without limitation, a yield maintenance payment) paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan or any successor REO Loan.

                  "Primary Servicing Fee": With respect to each Mortgage Loan that is subject to a Sub-Servicing Agreement as of the Closing Date, the monthly fee payable to the Sub-Servicer by the Master Servicer from the Master Servicing Fee.

                  "Primary Servicing Fee Rate": With respect to each Mortgage Loan that is subject to a Sub-Servicing Agreement as of the Closing Date, the rate per annum specified as such in the Mortgage Loan Schedule.

                  "Primary Servicing Office": With respect to the Master Servicer, the office thereof primarily responsible for performing its respective duties under this Agreement, initially located in Atlanta, Georgia and, with respect to the Special Servicer, the office thereof primarily responsible for performing its respective duties under this Agreement, initially located in Washington, D.C.

                  "Principal Balance Certificate": Any Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K or Class L Certificate.

                  "Principal Distribution Amount": With respect to any Distribution Date, an amount (calculated in accordance with Section 1.02) equal to the aggregate (without duplication) of:

                  (a) all payments of principal (other than Principal Prepayments) received on the Mortgage Loans during the related Collection Period, in each case net of any portion of the particular payment that represents a late collection of principal for which a P&I Advance was previously made for a prior Distribution Date or that represents the principal portion of a Scheduled P&I Payment due on or before the Cut-off Date or on a Due Date subsequent to the end of the related Collection Period;

                  (b) the principal portion of all Scheduled P&I Payments due in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period, that were received prior to the end of the related Collection Period;

                  (c) all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

                  (d) all other collections (including Liquidation Proceeds, Insurance Proceeds and REO Revenues) that were received on or in respect of the Mortgage Loans and any REO Properties during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans or the related REO Loans, as the case may be, in each case net of any portion of the particular collection that represents a late collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date; and

                  (e) the principal portion of all P&I Advances made in respect of the Mortgage Loans and REO Loans for such Distribution Date.

                  "Principal Prepayment": Any payment of principal made by the Borrower on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Premium that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Proposed Plan": As defined in Section 3.17(a).

                  "Prospectus Supplement": That certain prospectus supplement dated December 23, 1998, relating to the Registered Certificates, that is a supplement to the Base Prospectus.

                  "PTCE": As defined in Section 5.02(c).

                  "PTE": As defined in Section 5.02(c).

                  "Purchase Price": With respect to any Mortgage Loan, a price equal to the unpaid principal balance of the Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) on the Mortgage Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase, (b) all related unreimbursed Servicing Advances, and (c) if paid in connection with any repurchase of such Mortgage Loan by CREI or SBRC or any Affiliate of either of them pursuant to Section 2.03, all accrued and unpaid Advance Interest in respect of related Advances and (without duplication of the amounts described in the immediately preceding clause (b)) all other unreimbursed costs and expenses incurred by the Trust in connection with such repurchase. With respect to any REO Property, a price equal to the unpaid principal balance of the related REO Loan as of the date of purchase, together with (a) all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase, (b) all related unreimbursed Servicing Advances, and (c) if paid in connection with any repurchase of such REO Property by CREI or SBRC or any Affiliate of either them pursuant to Section 2.03, all accrued and unpaid Advance Interest in respect of related Advances and (without duplication of the amounts described in the immediately preceding clause (b)) all other unreimbursed costs and expenses incurred by the Trust in connection with such repurchase. The Purchase Price of any Mortgage Loan or REO Property is intended to include, without limitation, principal and interest previously advanced with respect thereto and not previously reimbursed.

                  "Qualified Appraiser": In connection with the appraisal of any Mortgaged Property or REO Property, an Independent appraiser, who is a member in good standing of the Appraisal Institute, with at least five years of experience in respect of the relevant geographic location and property type.

                  "Qualified Institutional Buyer": A "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                  "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

                  "Rated Final Distribution Date": The Distribution Date in November 2031.

                  "Rating Agency": Each of Moody's and S&P.

                  "Realized Loss": With respect to each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (ii) all accrued but unpaid interest (excluding Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) on such Mortgage Loan or any REO Loan, as the case may be (without taking into account the amounts described in subclause
(iv) of this sentence), to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made, plus (iii) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (iv) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made (net of any related Liquidation Expenses paid therefrom).

                  With respect to any Mortgage Loan as to which any portion of the outstanding principal or accrued interest owed thereunder was forgiven in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to
Section 3.20, the amount of such principal or interest (other than any Default Interest or Additional Interest) so forgiven.

                  With respect to any Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to
Section 3.20, the amount of the consequent reduction, if any, in the interest portion of each successive Scheduled P&I Payment due thereon. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Scheduled P&I Payment.

                  "Record Date": With respect to each Class of Certificates, for any Distribution Date, the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs.

                  "Registered Certificates": Collectively, the Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates.

                  "Reimbursement Rate": The rate per annum applicable to the accrual of Advance Interest, which rate per annum shall be equal to the "prime rate" as published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish such "prime rate", then the Trustee, in its sole discretion, shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Master Servicer and the Special Servicer in writing of its selection.

                  "Release Date": As defined in Section 3.20(g).

                  "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                  "REMIC Administrator": LaSalle National Bank, in its capacity as REMIC administrator hereunder, its successor in interest, or any successor REMIC administrator appointed as herein provided.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received or receivable after the Cut-off Date (inclusive of Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates and exclusive of payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents, Escrow Payments and Reserve Funds delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Sellers; (ii) any REO Property acquired in respect of a Mortgage Loan and all payments and proceeds of such REO Property; and (iii) such funds or assets as from time to time are deposited in the Distribution Account, the Collection Account, the Interest Reserve Account and the REO Account (if established).

                  "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance.

                  "REMIC I Remittance Rate": With respect to any Distribution
Date: (a) in the case of any REMIC I Regular Interest that corresponds to a Mortgage Loan (or any successor REO Loan) that, as of the Closing Date, provided for the accrual of interest on a 30/360 Basis, a per annum rate equal to the Net Mortgage Rate in effect for such Mortgage Loan as of the Closing Date; and (b) in the case of any REMIC I Regular Interest that corresponds to a Mortgage Loan (or any successor REO Loan) that, as of the Closing Date, provided for the accrual of interest on an Actual/360 Basis, a per annum rate equal to a fraction (expressed as a percentage), the numerator of which is (subject to adjustment as provided below) the product of twelve (12) times the aggregate amount of interest that would have accrued during the related Interest Accrual Period on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date if such interest were calculated on an Actual/360 Basis at the Net Mortgage Rate in effect for the related Mortgage Loan as of the Closing Date, and the denominator of which is the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date; provided that, in the case of a REMIC I Regular Interest that corresponds to an Interest Reserve Loan, if the subject Distribution Date occurs during February of any year or during January of any year other than a leap year, the amount of the numerator for the fraction described in clause (b) above shall be reduced by the related Interest Reserve Amount to be deposited in the Interest Reserve Account on the related Master Servicer Remittance Date and, if the subject Distribution Date occurs during March of any year, the amount of the numerator for the fraction described in clause (b) above shall be increased by any related Interest Reserve Amounts transferred from the Interest Reserve Account to the Distribution Account for distribution on such Distribution Date in March; and provided, further, that, in the case of a REMIC I Regular Interest that corresponds to a Mortgage Loan with a Stated Maturity Date that occurs other than on the first day of the relevant calendar month, the REMIC I Remittance Rate in respect of such REMIC I Regular Interest for the Distribution Date that relates to the Collection Period in which such Stated Maturity Date occurs shall equal the product of (x) the REMIC I Remittance Rate that would otherwise have been in effect for such REMIC I Regular Interest with respect to such Distribution Date without regard to this proviso, multiplied by (y) a fraction (expressed as a percentage), the numerator of which shall be the number of days in the applicable calendar month up to but not including such Stated Maturity Date, and the denominator of which shall be 30.

                  "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest": Any of the 12 separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Remittance Rate": With respect to each REMIC II Regular Interest, for any Distribution Date, the Weighted Average REMIC I Remittance Rate for such Distribution Date.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests, with respect to which a separate REMIC election is to be made.

                  "REMIC III Certificate": Any Certificate, other than a Class R-I or Class R-II Certificate.

                  "REMIC III Regular Certificate": Any REMIC III Certificate, other than a Class R- III Certificate.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account": A segregated custodial account or accounts created and maintained by the Special Servicer pursuant to Section 3.16(b) on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "Allied Capital Corporation [or the name of any successor Special Servicer], as Special Servicer, in trust for registered holders of Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3".

                  "REO Acquisition": The acquisition of any REO Property pursuant to Section 3.09.

                  "REO Disposition": The sale or other disposition of the REO Property pursuant to Section 3.18(d).

                  "REO Extension": As defined in Section 3.16(a).

                  "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to the REO Property acquired in respect of any Mortgage Loan. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed P&I Payment and otherwise to have the same terms and conditions as the predecessor Mortgage Loan. Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of the predecessor Mortgage Loan as of the date of the related REO Acquisition. In addition, all Scheduled P&I Payments (other than any Balloon Payment, except to the extent it constitutes part of any related Assumed P&I Payments), Assumed P&I Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. All amounts payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent in respect of the related Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and any unreimbursed Advances, together with any Advance Interest accrued and payable to the Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent in respect of such Advances, shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent, as the case may be, in respect of an REO Loan.

                  "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Trust for the benefit of the Certificateholders pursuant to Section 3.09 through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

                  "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

                  "REO Status Report": A report or reports substantially in the form of Exhibit G-4 attached hereto setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the Acquisition Date of such REO Property, (ii) the amount of REO Revenues collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the Collection Period ending on such Determination Date and
(iii) the value of such REO Property based on the most recent Appraisal or other valuation thereof available to the Master Servicer as of such Determination Date (including any valuation prepared internally by the Special Servicer).

                  "REO Tax": As defined in Section 3.17(a).

                  "Representing Party": As defined in Section 2.05(c).

                  "Request for Release": A request for release signed by a Servicing Officer of, as applicable, the Master Servicer or Special Servicer in the form of Exhibit E attached hereto.

                  "Required Appraisal Loan":  As defined in Section 3.19(b).

                  "Required Claims-Paying Ratings": With respect to any insurance carrier, a claims-paying ability (or equivalent) rating of "A2" or better from Moody's and a claims-paying ability (or equivalent) rating of "A" or better from S&P; unless, in the case of either Rating Agency, such Rating Agency has confirmed in writing that an insurance company with lower or fewer claims-paying ability ratings shall not result, in and of itself, in a downgrading or withdrawal of the then current rating assigned by such Rating Agency to any Class of Certificates.

                  "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(d).

                  "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Borrower to be held in escrow by or on behalf of the mortgagee representing reserves for principal and interest payments, repairs, replacements, capital improvements (including, without limitation, tenant improvements and leasing commissions), and/or environmental testing and remediation with respect to the related Mortgaged Property.

                  "Residual Certificate": Any Class R-I, Class R-II or Class R-III Certificate.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Group, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Fiscal Agent or any Certificate Registrar (other than the Trustee), any officer or assistant officer thereof.

                  "Responsible Party": With respect to any Document Defect or alleged Document Defect or any breach or alleged breach of a representation or warranty set forth in Section 2.05(c), either: (i) CREI, if such Document Defect or alleged Document Defect relates to a CREI Mortgage Loan or if such breach or alleged breach is of a representation or warranty as to which CREI is the Representing Party; or (ii) SBRC, if such Document Defect or alleged Document Defect relates to a SBRC Mortgage Loan or if such breach or alleged breach is of a representation or warranty as to which SBRC is the Representing Party.

                  "S&P": Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "S&P" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Sponsor, notice of which designation shall be given to the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer and the REMIC Administrator, and specific ratings of Standard & Poor's Ratings Services, a division of the McGraw- Hill Companies, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "SBRC": Salomon Brothers Realty Corp. or its successor in interest.

                  "SBRC Mortgage Loan": Any of the Mortgage Loans which are the subject of the SBRC Mortgage Loan Purchase Agreement and as to which "SBRC" is identified on the Mortgage Loan Schedule under the heading "Loan Contributor".

                  "SBRC Mortgage Loan Purchase Agreement": That certain mortgage loan purchase agreement dated December 23, 1998 between SBRC and the Sponsor.

                  "Scheduled P&I Payment": With respect to any Mortgage Loan, for any Due Date as of which such Mortgage Loan is outstanding, the scheduled monthly payment (or, in the case of an ARD Loan after its Anticipated Repayment Date, the minimum required monthly payment) of principal and/or interest on such Mortgage Loan, including, without limitation, a Balloon Payment, that is (in the absence of default) actually payable by the related Borrower from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20) and applicable law; provided that the Scheduled P&I Payment due in respect of any ARD Loan after its Anticipated Repayment Date shall not include Additional Interest.

                  "Securities Act":  The Securities Act of 1933, as amended.

                  "Security Agreement": With respect to any Mortgage Loan, any security agreement, chattel mortgage or similar document or instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

                  "Senior Certificate": Any Class A-1, Class A-2 or Class X Certificate.

                  "Senior Principal Distribution Cross-Over Date": The first Distribution Date as of which the aggregate of the Class Principal Balances of the Class A-1 and Class A-2 Certificates outstanding immediately prior to such Distribution Date equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, plus (b) the lesser of (i) the Principal Distribution Amount for such Distribution Date and (ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distributions of all Distributable Certificate Interest to be made on the Senior Certificates on such Distribution Date have been so made.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred or to be incurred, as the context requires, by the Master Servicer or the Special Servicer (or, if applicable, the Trustee or the Fiscal Agent) in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the Master Servicer and/or the Special Servicer set forth in Sections 3.03(c) and 3.09,
(b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan or REO Property, (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, and (e) the operation, management, maintenance and liquidation of any REO Property; provided that notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer or the Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, or costs incurred by either such party in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement. All Emergency Advances made by the Special Servicer hereunder shall be considered "Servicing Advances" for the purposes hereof.

                  "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

                  "Servicing File": Any documents (other than documents required to be part of the related Mortgage File), including, without limitation, the related environmental site assessment report(s) referred to in
Section 2.05(c)(xiv), in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan.

                  "Servicing Officer": Any officer or authorized signatory of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of such officers and authorized signatories furnished by such party to the Trustee and the Sponsor on the Closing Date, as such list may be amended from time to time thereafter.

                  "Servicing Return Date": With respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by the Special Servicer to the Master Servicer pursuant to Section 3.21(a).

                  "Servicing Standard": With respect to each of the Master Servicer and the Special Servicer, to service and administer the Mortgage Loans and any REO Properties for which such Person is responsible hereunder: (a) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Master Servicer or Special Servicer, as the case may be, generally services and administers similar mortgage loans or assets, as applicable, for other third parties (giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders) or generally services and administers similar mortgage loans or assets, as applicable, held in its own portfolio, whichever servicing procedure is of a higher standard; (b) with a view to the timely collection of all Scheduled P&I Payments under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate); and (c) without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with any related Borrower or any other party to this Agreement; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof; (iii) the Master Servicer's obligation to make Advances; (iv) the Special Servicer's obligation to make (or to direct the Master Servicer to make) Servicing Advances; (v) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive compensation for its services or reimbursement of costs hereunder generally or with respect to any particular transaction; (vi) the management and/or servicing of mortgage loan portfolios for other third parties; and (vii) any indemnity or repurchase obligation on the part of the Master Servicer or the Special Servicer, as the case may be, or any of their respective Affiliates with respect to the Mortgage Loans.

                  "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (h) of the definition of "Specially Serviced Mortgage Loan".

                  "Single Certificate": For purposes of Section 4.02(a), a hypothetical Certificate of any Class of REMIC III Regular Certificates evidencing a $1,000 denomination or, in the case of a Class X Certificate, a 100% Percentage Interest in the related Class.

                  "Sole Certificateholder": Any Holder of 100% of the Certificates.

                  "Special Servicer": Allied Capital Corporation, in its capacity as special servicer, its successor in interest or any successor special servicer appointed as herein provided.

                  "Special Servicer Loan Status Report": A report or reports setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the aggregate unpaid principal balance of all Specially Serviced Mortgage Loans and (ii) a loan-by-loan listing of all Specially Serviced Mortgage Loans indicating their status and the date and reason for transfer to the Special Servicer, substantially in the form of Exhibit G-5 attached hereto.

                  "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

                  "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

                  "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events has occurred:

         (a) the failure of the related Borrower to make when due any Balloon Payment, which failure continues, or the Master Servicer determines in its good faith and reasonable judgment will continue, unremedied for thirty (30) days;

         (b) the failure of the related Borrower to make when due any Scheduled P&I Payment (other than a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage, which failure continues, or the Master Servicer determines in its good faith and reasonable judgment will continue, unremedied for sixty (60) days;

         (c) the determination by the Master Servicer in its good faith and reasonable judgment that a default in the making of a Scheduled P&I Payment (including a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage is likely to occur within thirty (30) days and is likely to remain unremedied for at least sixty (60) days or, in the case of a Balloon Payment, for at least thirty (30) days;

         (d) any default under the related loan documents, other than a payment default, that may, in the Master Servicer's good faith and reasonable judgment, materially impair the value of the related Mortgaged Property as security for the Mortgage Loan or otherwise materially and adversely affect the interests of Certificateholders, which default continues unremedied for the applicable cure period under the terms of the Mortgage Loan (or, if no cure period is specified, sixty
                  (60) days);

         (e) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Borrower and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days;

         (f) the related Borrower shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets, and liabilities or similar proceedings of or relating to such Borrower or of or relating to all or substantially all of its property;

         (g) the related Borrower shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

         (h) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property or Properties;

provided that, a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan, when a Liquidation Event has occurred with respect to such Mortgage Loan, when the related Mortgaged Property has become an REO Property, or at such time as such of the following as are applicable occur with respect to the circumstances identified above that caused the Mortgage Loan to be characterized as a Specially Serviced Mortgage Loan (and provided that no other Servicing Transfer Event then exists):

         (w) with respect to the circumstances described in clauses (a) and (b) above, the related Borrower has made three consecutive full and timely Scheduled P&I Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20);

         (x)      with respect to the circumstances described in clauses (c),
                  (e) , (f) and (g) above, such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

         (y) with respect to the circumstances described in clause (d) above, such default is cured; and

         (z) with respect to the circumstances described in clause (h) above, such proceedings are terminated.

                  "Sponsor": Mortgage Capital Funding, Inc., or its successor in interest.

                  "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such in Section 10.01(c).

                  "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date on which the last payment of principal is due and payable under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20 and, in the case of an ARD Loan, without regard to its Anticipated Repayment Date.

                  "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), a principal amount initially equal to the Cut-off Date Balance of such Mortgage Loan, that is permanently reduced on each Distribution Date (to not less than zero) by (i) that portion, if any, of the Principal Distribution Amount for such Distribution Date that is attributable to such Mortgage Loan (or such successor REO Loan), and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or such successor REO Loan) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

                  "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

                  "Sub-Servicer Termination Compensation": As defined in
Section 3.22(d).

                  "Sub-Servicer Termination Fee": As defined in Section
3.22(d).

                  "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

                  "Tax Matters Person": With respect to each of REMIC I, REMIC II and REMIC III, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)- 1T. The "Tax Matters Person" for each of REMIC I, REMIC II and REMIC III is the Holder of Certificates evidencing the largest Percentage Interest in the related Class of Residual Certificates.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II and REMIC III due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal law or Applicable State Law.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

                  "Trust":  The common law trust created hereby.

                  "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and REMIC III.

                  "Trustee": LaSalle National Bank, in its capacity as Trustee hereunder, its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee Fee": The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an aggregate amount equal to one month's interest at the Trustee Fee Rate in respect of each Mortgage Loan and REO Loan, calculated on the same Interest Accrual Basis as is applicable to the accrual of interest on such Mortgage Loan and accrued during the related Interest Accrual Period on the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be, outstanding immediately prior to such Distribution Date.

                  "Trustee Fee Rate": A rate of 0.0038% per annum.

                  "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

                  "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

                  "UCC-1", "UCC-2" and "UCC-3": UCC financing statements on Form UCC-1, Form UCC-2 and Form UCC-3, respectively.

                  "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest (calculated on a 30/360 Basis) at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date; and, with respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest (calculated on a 30/360 Basis) at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. The Uncertificated Accrued Interest in respect of any REMIC I Regular Interest or REMIC II Regular Interest for any Distribution Date shall be deemed to have accrued during the related Interest Accrual Period.

                  "Uncertificated Distributable Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date that is attributable to the Mortgage Loan that corresponds to such REMIC I Regular Interest; and, with respect to any REMIC II Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall for such Distribution Date allocated to such REMIC II Regular Interest as provided below. The portion, if any, of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocated to any Class of Principal Balance Certificates in accordance with the definition of "Distributable Certificate Interest" shall be deemed to have first been allocated to the Corresponding REMIC II Regular Interest. In addition, the portion, if any, of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocated to the Class X Certificates in accordance with the definition of "Distributable Certificate Interest" shall be deemed to have first been allocated to all the REMIC II Regular Interests up to an amount equal to, and on a pro rata basis in accordance with, the Class X Portion of the Uncertificated Accrued Certificate Interest in respect of each such REMIC II Regular Interest for such Distribution Date.

                  "Uncertificated Principal Balance": The principal amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Balance of the related Mortgage Loan, and the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount specified as its initial Uncertificated Principal Balance in the Preliminary Statement hereto. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.05(a) and, if and to the extent appropriate, shall be further permanently reduced on such Distribution Date as provided in Section 4.05(d). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.05(e) and, if and to the extent appropriate, shall be further permanently reduced on such Distribution Date as provided in Section 4.05(g).

                  "Underwriter": Salomon Smith Barney Inc.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

                  "USPAP": The Uniform Standards of Professional Appraisal Practices.

                  "Voting Rights": The voting rights evidenced by the Certificates. At all times during the term of this Agreement, 94.0% of the Voting Rights shall be allocated among the Holders of the various outstanding Classes of Principal Balance Certificates in proportion to the respective Class Principal Balances of their Certificates, 5.0% of the Voting Rights shall be allocated to the Holders of the Class X Certificates, and 1/3 of 1.0% of the Voting Rights shall be allocated to the Holders of each Class of Residual Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

                  "Watchlist": A report containing substantially the information set forth in Exhibit G-8 attached hereto, including, among other things, any Mortgage Loan that, as of the Determination Date immediately preceding the preparation of such report, had a Debt Service Coverage Ratio of less than 1.0x or, in the Master Servicer's good faith and reasonable judgment, was otherwise in jeopardy of becoming a Specially Serviced Mortgage Loan.

                  "Weighted Average Adjusted REMIC II Remittance Rate": With respect to any Distribution Date, the weighted average of the respective Adjusted REMIC II Remittance Rates applicable to the REMIC II Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC II Regular Interests outstanding immediately prior to such Distribution Date.

                  "Weighted Average REMIC I Remittance Rate": With respect to any Distribution Date, the weighted average of the respective REMIC I Remittance Rates applicable to the REMIC I Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to such Distribution Date.

                  "Weighted Average REMIC II Remittance Rate": With respect to any Distribution Date, the weighted average of the respective REMIC II Remittance Rates applicable to the REMIC II Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC II Regular Interests outstanding immediately prior to such Distribution Date.

                  "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the second paragraph of Section 3.11(c).

                  "Workout Fee Rate": With respect to each Corrected Mortgage Loan as to which a Workout Fee is payable, 1.0%.

                  "Year 2000 Ready": With respect to any Person, the possession (by licensing or otherwise) by such Person of computer systems, including hardware and software, that are able to correctly interpret and process data involving dates subsequent to December 31, 1999.

                  SECTION 1.02. Certain Calculations in Respect of the Mortgage Pool.

                  (a) All amounts collected in respect of any Group of Cross-Collateralized Mortgage Loans in the form of payments from Borrowers, Insurance Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among such Mortgage Loans in accordance with the express provisions of the related loan documents and, in the absence of such express provisions, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each of the Mortgage Loans constituting such Group. All amounts collected in respect of or allocable to any particular individual Mortgage Loan (whether or not such Mortgage Loan is a Cross-Collateralized Mortgage Loan) in the form of payments from Borrowers, Liquidation Proceeds or Insurance Proceeds shall be applied for purposes of this Agreement (including, without limitation, for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers) as follows: first, as a recovery of any related unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) at the related Mortgage Rate on such Mortgage Loan to but not including, as appropriate, the date of receipt or, in the case of a full Scheduled P&I Payment from any Borrower, the related Due Date; third, as a recovery of principal of such Mortgage Loan then due and owing, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium then due and owing under such Mortgage Loan; seventh, as a recovery of any Default Charges then due and owing under such Mortgage Loan; eighth, as a recovery of any assumption fees and modification fees then due and owing under such Mortgage Loan; ninth, as a recovery of any other amounts then due and owing under such Mortgage Loan other than remaining unpaid principal and, in the case of an ARD Loan after its Anticipated Repayment Date, accrued and unpaid Additional Interest; tenth, as an early recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, eleventh, in the case of an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Additional Interest on such ARD Loan, to but not including the date of receipt. The Master Servicer shall, to the fullest extent permitted by applicable law and the related Mortgage Loan documents, apply all payments on and proceeds of each Mortgage Loan to amounts actually due and owing from the related Borrower in a manner consistent with the foregoing and shall maintain accurate records of how all such payments and proceeds are actually applied and are applied for purposes of this Agreement.

                  (b) Collections in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be applied for purposes of this Agreement (including, without limitation for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers) as follows: first, as a recovery of any related unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest (excluding, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, Additional Interest) on the related REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; third, as a recovery of principal of the related REO Loan to the extent of its entire unpaid principal balance; fourth, as a recovery of any Prepayment Premium then due and owing under such REO Loan; fifth, as a recovery of any other amounts (including, without limitation, Default Charges, but excluding, in the case of an ARD Loan after its Anticipated Repayment Date, accrued and unpaid Additional Interest) deemed to be due and owing in respect of the related REO

Loan; and, sixth, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Additional Interest on such REO Loan to but not including the date of receipt.

                  (c) For the purposes of calculating distributions on, as well as allocations of Realized Losses and Additional Trust Fund Expenses to, the Certificates pursuant to this Agreement, Additional Interest on an ARD Loan or a successor REO Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Loan or successor REO Loan. To the extent any Additional Interest is not paid on a current basis, it shall be deemed to be deferred interest.

                  (d) Insofar as amounts received in respect of any Mortgage Loan or REO Property and allocable to fees and charges owing in respect of such Mortgage Loan or the related REO Loan, as the case may be, that constitute additional servicing compensation payable to the Master Servicer and/or Special Servicer pursuant to Section 3.11, are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the Master Servicer, on the one hand, and such of those fees and charges as are payable to the Special Servicer, on the other, pro rata in accordance with their respective entitlements, and such payments so made shall constitute the sole amount that will be paid to the Master Servicer and the Special Servicer with respect thereto.

                  (e) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the Master Servicer and reflected in the reports to be delivered thereby pursuant to Section 4.02(b).

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                       ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01. Conveyance of Mortgage Loans.

                  (a) It is the intention of the parties hereto that a common law trust be established pursuant to this Agreement. LaSalle National Bank is hereby appointed, and does hereby agree to act, as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. It is not intended that this Agreement create a partnership or a joint-stock association.

                  (b) Each of the Sponsor and, at the direction of the Sponsor given pursuant to the Mortgage Loan Purchase Agreements, the Mortgage Loan Sellers, concurrently with their execution and delivery hereof, does hereby assign, transfer, sell and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Sponsor and the Mortgage Loan Sellers, respectively, in, to and under the Mortgage Loans identified on the Mortgage Loan Schedule and all other assets included or to be included in REMIC I. Such assignment includes (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received or receivable after the Cut-off Date (other than payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Sellers; (ii) any REO Property acquired in respect of a Mortgage Loan; and (iii) such funds or assets as from time to time are deposited in the Distribution Account, the Collection Account, the Interest Reserve Account and the REO Account (if established).

                  It is intended that the conveyance of the Mortgage Loans and the related rights and property by the Sponsor and the Mortgage Loan Sellers to the Trustee, as provided in this section be, and be construed as, an absolute transfer of the Mortgage Loans by the Sponsor and the Mortgage Loan Sellers to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Sponsor or the Mortgage Loan Sellers to the Trustee to secure a debt or other obligation of the Sponsor or the Mortgage Loan Sellers, as the case may be. However, in the event that the Mortgage Loans (or any sub-group thereof) are held to be property of the Sponsor or either of the Mortgage Loan Sellers, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this section shall be deemed to be a grant by the Sponsor and the Mortgage Loan Sellers to the Trustee, for the benefit of the Certificateholders, of a security interest in all of their respective right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Collection Account, the Distribution Account, the Interest Reserve Account or the REO Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Trustee or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Sponsor, the Mortgage Loan Sellers and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. At the Sponsor's direction, the Trustee shall execute and deliver, and the Master Servicer shall (at its expense) file, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect and maintain the Trustee's security interest in or lien on the Trust Fund, including without limitation (A) continuation statements and (B) such other statements as may be occasioned by any transfer of any interest of the Trustee, the Master Servicer, the Special Servicer or the Sponsor in the Trust Fund. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

                  (c) In connection with each Mortgage Loan Seller's assignment pursuant to subsection (b) above, (i) CREI shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby on or before the Closing Date, with a copy to the Master Servicer and the Special Servicer within a reasonable period (but in no event more than sixty (60) days) following the Closing Date, the Mortgage File for each CREI Mortgage Loan and (ii) SBRC shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, with a copy to the Master Servicer and the Special Servicer within a reasonable period (but in no event more than sixty (60) days) following the Closing Date, the Mortgage File for each SBRC Mortgage Loan. If either Mortgage Loan Seller is unable to deliver or cause the delivery of any original Mortgage Note required to be delivered hereby, such party may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(c). If either Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any of its Mortgage Loans, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of the definition of "Mortgage File" required to be delivered hereby, with evidence of recording or filing (as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, the delivery requirements of this Section 2.01(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the related Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the related Mortgage Loan Seller has provided the Trustee with evidence of such submission for recording or filing, as the case may be, or has certified in writing to the Trustee as to the occurrence of such submission for recording or filing, as the case may be, and is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate recording or filing office such original or copy). If either Mortgage Loan Seller cannot or does not so deliver, or cause to be delivered, as to any of its Mortgage Loans, the original of any of the documents and/or instruments referred to in clauses
(iii), (v), and (xi)(B) of the definition of "Mortgage File" required to be delivered hereby, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of this
Section 2.01(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the related Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the related Mortgage Loan Seller has provided the Trustee with evidence of such submission for recording or filing, as the case may be, or has certified in writing to the Trustee as to the occurrence of such submission for recording or filing, as the case may be, and is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate recording or filing office such original or copy). If either Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any of its Mortgage Loans, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of the definition of "Mortgage File" required to be delivered hereby, solely because such policy has not yet been issued, the delivery requirements of this
Section 2.01(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the related Mortgage Loan Seller shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the related Mortgage Loan Seller shall deliver to the Trustee or such Custodian, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any Group of related Cross- Collateralized Mortgage Loans only one original of any document referred to in the definition of

"Mortgage File" covering all the Mortgage Loans in such Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. None of the Trustee, any Custodian, the Sponsor, the Master Servicer or the Special Servicer shall in any way be liable for any failure by either Mortgage Loan Seller to comply with the delivery requirements of this Section 2.01(c).

                  If any of the endorsements referred to in clause (i) of the definition of "Mortgage File", any of the assignments of Mortgage referred to in clause (iii) of the definition of "Mortgage File", any of the assignments of Assignment of Leases referred to in clause (v) of the definition of "Mortgage File", or any of the assignments of Security Agreement referred to in clause
(vii) of the definition of "Mortgage File" are delivered to the Trustee in blank, the Trustee shall be responsible for completing the related endorsement or assignment in the name of the Trustee (in such capacity), and the Trustee shall be entitled to charge the related Mortgage Loan Seller for any reasonable expense incurred by it in so doing.

                  (d) To the extent not previously delivered for recording by the related Mortgage Loan Seller, the Trustee, at the expense of the related Mortgage Loan Seller, shall, as to each of its Mortgage Loans, promptly (and in any event within 90 days of the Closing Date or the date received by it, whichever is later) submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in clauses (iii) and (v) of the definition of "Mortgage File", and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of the definition of "Mortgage File", that is delivered to it. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or its designee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Trustee or its designee following filing. At such time as such assignments, UCC-2s and UCC-3s have been returned to the Trustee, the Trustee shall promptly forward a copy of each thereof to the Master Servicer and the Special Servicer. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, CREI, in the case of a CREI Mortgage Loan, and SBRC, in the case of a SBRC Mortgage Loan, shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall promptly thereafter deliver the substitute or corrected document to the Trustee. The Trustee shall thereupon submit the substitute or corrected document, or cause such to be submitted, for recording or filing, as appropriate, at the expense of the related Mortgage Loan Seller.

                  (e) All documents and records in the possession of or under the control of either Mortgage Loan Seller and relating to its Mortgage Loans that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with all Escrow Payments and Reserve Funds in the possession or under the control of either Mortgage Loan Seller with respect to its Mortgage Loans, shall be delivered or caused to be delivered by such Mortgage Loan Seller to the Master Servicer (with copies of such documents to the Special Servicer), within ten (10) days of the Closing Date. All such documents and funds shall be retained by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders.

                  (f) CREI shall, as to each CREI Mortgage Loan that is secured (in whole or in part) by the interest of the related Borrower under a Ground Lease, and SBRC shall, as to each SBRC Mortgage Loan that is secured (in whole or in part) by the interest of the related Borrower under a Ground Lease, in each case at its own expense, promptly (and in any event within forty-five (45) days of the Closing Date) notify the related ground lessor of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer on behalf of the Trustee.

                  SECTION 2.02. Acceptance of REMIC I by Trustee.

                  (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf, subject to
(i) any exceptions noted on the Schedule of Exceptions to Mortgage File Delivery attached hereto as Schedule III, (ii) the provisions of Section 2.01 and (iii) the further review provided for in this Section 2.02, of, with respect to each Mortgage Loan, an original Mortgage Note endorsed to the Trustee (in such capacity), an original or a copy of the Mortgage (with evidence of recording thereon), and an original assignment of such Mortgage executed in favor of the Trustee (in such capacity) and of all other assets included in REMIC I which have been delivered to the Trustee, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold the documents delivered or caused to be delivered by Mortgage Loan Sellers in respect of the Mortgage Loans, and that it holds and will hold such other assets included in REMIC I, in trust for the exclusive use and benefit of all present and future Certificateholders.

                  (b) Within ninety (90) days of the Closing Date (or, in the case of any Mortgage Loan as to which a Servicing Transfer Event has occurred during such 90-day period of which event the Trustee has notice, within the shorter of ninety (90) days of the Closing Date and five (5) Business Days of the Trustee's receiving such notice), the Trustee or a Custodian on its behalf shall review each of the documents delivered or caused to be delivered by the Mortgage Loan Sellers with respect to each Mortgage Loan pursuant to Section 2.01(c); and, promptly following such review, the Trustee shall, subject to
Section 2.02(d), certify in writing to each of the Sponsor, the Master Servicer, the Special Servicer and the Mortgage Loan Sellers that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full), and except as specifically identified in any exception report annexed to such certification, (i) all documents specified in clauses
(i) through (iii), (ix) and, if the Mortgage Loan Schedule specifies that the related Borrower has a leasehold interest in the related Mortgaged Property,
(xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or the related Mortgage Loan Seller has otherwise satisfied the delivery requirements in respect of such documents in accordance with Section 2.01(c), (ii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by a Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (iv) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct.

                  (c) The Trustee or a Custodian on its behalf shall review each of the documents relating to the Mortgage Loans received thereby subsequent to the Closing Date; and on or about every 90 days until the earlier of (i) the second anniversary of the Closing Date and (ii) the date on which all exceptions are addressed, the Trustee shall, subject to Section 2.02(d), certify in writing to each of the Sponsor, the Master Servicer, the Special Servicer and the Mortgage Loan Sellers that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or otherwise liquidated), and except as specifically identified in any exception report annexed to such certification, (i) all documents specified in clauses
(i), (ii), (ix) and, if the Mortgage Loan Schedule specifies that the related Borrower has a leasehold interest in the related Mortgaged Property, (xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or the related Mortgage Loan Seller has otherwise satisfied the delivery requirements in respect of such documents in accordance with Section 2.01(c), (ii) it or a Custodian on its behalf has received either the original or copy of each of the assignments specified in clauses (iii) and
(v) of the definition of "Mortgage File" that were delivered by the related Mortgage Loan Seller, with evidence of recording thereon, (iii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iv) based on the examinations referred to in subsection (b) above and this subsection (c) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (iv) and (vi)(B) of the definition of "Mortgage Loan Schedule", is correct.

                  (d) It is herein acknowledged that, notwithstanding any other provision hereof, neither the Trustee nor any Custodian is under any duty or obligation (i) to determine whether any of the documents specified in clauses
(iv) through (viii), (x) through (xii) and (xiv) through (xvi) of the definition of "Mortgage File" exist (except to the extent that the Trustee certifies as to its possession of any such document) or are required to be delivered by the related Mortgage Loan Seller in respect of any Mortgage Loan or (ii) to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are genuine, enforceable, in recordable form or appropriate for the represented purpose, or that they are other than what they purport to be on their face.

                  In performing the reviews contemplated by subsections (a),
(b) and (c) above, the Trustee may conclusively rely on the related Mortgage Loan Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited to the matters specifically set forth in subsections (a), (b) and (c) above.

                  (e) If, in the process of reviewing the documents delivered or caused to be delivered by the Mortgage Loan Sellers pursuant to Section 2.01(c), the Trustee or any Custodian discovers that any document required to have been delivered pursuant to Section 2.01(c) has not been so delivered, or discovers that any of the documents that were delivered has not been properly executed, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or is defective on its face (each, including, without limitation, that a document is missing, a "Document Defect"), or if, at any other time, the Trustee or any other party hereto discovers a Document Defect in respect of any Mortgage Loan, the party discovering such Document Defect shall promptly so notify each of the other parties hereto. If and when such party is notified of or discovers any error in the Mortgage Loan Schedule, CREI, if a CREI Mortgage Loan is affected, or SBRC, if a SBRC Mortgage Loan is affected, shall promptly correct such error and distribute a new, corrected Mortgage Loan Schedule to each of the other parties hereto. Such new, corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule.

                  SECTION 2.03. Mortgage Loan Sellers' Repurchase of Mortgage
                                Loans for Document Defects and Certain Breaches of Representations and Warranties.

                  (a) Within ninety (90) days of the earlier of discovery or receipt of notice by the Responsible Party, of a Document Defect in respect of any Mortgage Loan or a breach of any representation or warranty set forth in
Section 2.05(c) in respect of any Mortgage Loan, which Document Defect or breach, as the case may be, materially and adversely affects the value of such Mortgage Loan or the interests of the Certificateholders therein, the Responsible Party shall cure such Document Defect or breach, as the case may be, in all material respects or repurchase (or, if the Responsible Party is CREI, cause an Affiliate to purchase) the affected Mortgage Loan at the applicable Purchase Price by deposit of such Purchase Price into the Collection Account and delivery to the Trustee of a written certification that such deposit has been made; provided that, if the Responsible Party certifies to the Trustee that (i) such Document Defect or breach is not reasonably susceptible of correction or cure within such 90-day period and is susceptible of correction or cure within an additional 90-day period, (ii) such Document Defect or breach does not cause the related Mortgage Loan to fail to be a "qualified mortgage" or a "qualified replacement mortgage" within the meaning of Section 860G of the Code, and (iii) the Responsible Party is diligently prosecuting the correction of such Document Defect or breach , then such Responsible Party shall have an additional period of ninety (90) days within which to correct or cure such Document Defect or breach, or, if ultimately unable to do so, to effect such repurchase. Notwithstanding the immediately preceding sentence, within ninety (90) days of the earlier of discovery or receipt of notice by any party hereto that there is a breach of the representation and warranty set forth in Section 2.05(c)(xxxi) (i.e., that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code), the Responsible Party shall repurchase such Mortgage Loan at the applicable Purchase Price by deposit of such Purchase Price into the Collection Account and delivery to the Trustee of a written certification that such deposit has been made.

                  (b) In connection with any repurchase of a Mortgage Loan pursuant to this Section 2.03, the Trustee, the Master Servicer and the Special Servicer shall each tender or cause to be tendered to the Responsible Party, upon delivery to each of the Trustee, the Master Servicer and the Special Servicer of a receipt executed by the Responsible Party, all portions of the Mortgage File and other documents and all Escrow Payments and Reserve Funds pertaining to such Mortgage Loan possessed by it (or any Custodian or Sub-Servicer on its behalf), and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to or at the direction of the Responsible Party, in the same manner. The form, sufficiency and expense of all such instruments and certificates shall be the responsibility of the Responsible Party.


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                  (c) This Section 2.03 provides the sole remedies available to the Certificateholders, or to the Trustee on behalf of the Certificateholders, respecting any Document Defect or any breach of any representation or warranty set forth in Section 2.05(c) hereof. If the Responsible Party defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 2.03(a) hereof, or disputes its obligation to repurchase any Mortgage Loan in accordance with any such provision, the Trustee shall promptly notify the Certificateholders and, subject to Sections 8.01 and 8.02 and its right to reimbursement pursuant to Section 8.05(b), shall take such action as may be appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. If it is judicially determined or subsequently agreed that the Responsible Party is required to repurchase such Mortgage Loan under Section 2.03(a) hereof, the Responsible Party shall reimburse the Trustee for all necessary and reasonable costs and expenses incurred in connection with such enforcement, and otherwise the Trustee's right of reimbursement shall be limited to amounts on deposit in the Distribution Account from time to time in accordance with Section 8.05(b) and to such other sources of security and indemnity as shall have been offered to the Trustee by the Certificateholders.

                  SECTION 2.04. Representations and Warranties of the Sponsor.

                  (a) The Sponsor hereby represents and warrants to each of the other parties to this Agreement and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Sponsor, and the performance and compliance with the terms of this Agreement by the Sponsor, will not violate the Sponsor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Sponsor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Sponsor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Sponsor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Sponsor to perform its obligations under this Agreement or the financial condition of the Sponsor.

                  (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                  (vii) No litigation is pending or, to the best of the Sponsor's knowledge, threatened against the Sponsor which would prohibit the Sponsor from entering into this Agreement or, in the Sponsor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Sponsor to perform its obligations under this Agreement or the financial condition of the Sponsor.

                  (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Sponsor of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                  (b) Upon discovery by any of the parties hereto of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  SECTION 2.05. Representations and Warranties of the Mortgage Loan Sellers.

                  (a) CREI hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) CREI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) The execution and delivery of this Agreement by CREI, and the performance and compliance with the terms of this Agreement by CREI, will not violate CREI's certificate of incorporation and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) CREI has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of CREI, enforceable against CREI in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) CREI is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in CREI's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of CREI to perform its obligations under this Agreement or the financial condition of CREI.

                  (vi) No litigation is pending or, to the best of CREI's knowledge, threatened against CREI which would prohibit CREI from entering into this Agreement or, in CREI's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of CREI to perform its obligations under this Agreement or the financial condition of CREI.

                  (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by CREI of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                  (b) SBRC hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) SBRC is a corporation organized, validly existing and in good standing under the laws of the State of New York.

                  (ii) The execution and delivery of this Agreement by SBRC, and the performance and compliance with the terms of this Agreement by SBRC, will not violate SBRC's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) SBRC has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of SBRC, enforceable against SBRC in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) SBRC is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in SBRC's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of SBRC to perform its obligations under this Agreement or the financial condition of SBRC.

                  (vi) No litigation is pending or, to the best of SBRC's knowledge, threatened against SBRC which would prohibit SBRC from entering into this Agreement or, in SBRC's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of SBRC to perform its obligations under this Agreement or the financial condition of SBRC.

                  (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by SBRC of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                  (c) CREI hereby represents and warrants (and, accordingly, is the "Representing Party" in respect of each such representation and warranty so made) with respect to (but solely with respect to) each CREI Mortgage Loan, and SBRC hereby represents and warrants (and, accordingly, is the "Representing Party" in respect of each such representation and warranty so made) with respect to (but solely with respect to) each SBRC Mortgage Loan, in each case to the other parties hereto and for the benefit of the Certificateholders, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, that:

                  (i) Immediately prior to the transfer thereof by the Representing Party to the Trustee, the Representing Party was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of the Master Servicer or a Sub-Servicer to master service or primary service such Mortgage
         Loan).

                  (ii) The Representing Party had full right and authority to sell, assign and transfer such Mortgage Loan to the Trustee.

                  (iii) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (iv) Such Mortgage Loan was not, as of the Cut-off Date or at any time during the twelve-month period prior thereto, more than thirty (30) days delinquent in respect of any Scheduled P&I Payment required thereunder, without giving effect to any applicable grace period, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number C019, as to which the November 1998 payment was collected in early December 1998.

                  (v) Each Mortgage securing such Mortgage Loan constitutes a valid first lien upon the Borrower's interest in the related Mortgaged Property, including, without limitation, all buildings located thereon and all fixtures attached thereto, subject only to (and such Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for) (A) the lien of current real property taxes and assessments not yet due and payable,
         (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and other matters to which like properties are commonly subject, which do not materially and adversely affect the current use of the Mortgaged Property, the security interest of the lender or the value of the Mortgaged Property, (C) the rights of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (D) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan,
         (E) in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by control numbers C091, C092 , S112-S118 and S148, purchase options for all or a part of the related Mortgaged Property, and (F) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B), (C), (D), (E) and (F), collectively, "Permitted Encumbrances"). Such Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage(s), the current use or value of the related Mortgaged Property, or the current ability of such Mortgaged Property to generate Net Cash Flow sufficient to service the Mortgage Loan.

                  (vi) The lien of each related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of any Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such Mortgage Loan). Such title policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Representing Party's knowledge as of the Closing Date, no material claims have been made thereunder and no claims have been paid thereunder (and the Representing Party has not received notice of any material claims having been made or paid thereunder). No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such title policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such title policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

                  (vii) The Representing Party has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note, except that certain post-closing conditions or requirements may not have yet been completed.

                  (viii) There is no valid offset, defense or counterclaim to such Mortgage Loan.

                  (ix) The Representing Party has not received actual notice that (A) there is any proceeding pending or threatened for condemnation affecting all or a material portion of the related Mortgaged Property, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number S060 or (B) there is any material damage at the related Mortgaged Property that materially and adversely affects the value of such Mortgaged Property (except in such case where an escrow of funds exists, or an effective insurance policy provides coverage, sufficient to effect the necessary repairs and maintenance).

                  (x) At origination, such Mortgage Loan complied in all material respects with all requirements of federal, state and local laws, including, without limitation, laws pertaining to usury, relating to the origination of such Mortgage Loan.

                  (xi) The proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder.

                  (xii) The Mortgage and Mortgage Note for such Mortgage Loan and all other documents to which the related Borrower is a party and which evidence or secure such and Mortgage Loan, are each the legal, valid and binding obligations of the related Borrower (subject to any non-recourse provisions and any applicable state anti-deficiency legislation), enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, redemption, fraudulent conveyance, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity, and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provision does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby.

                  (xiii) The related Mortgaged Property is: (A) if a commercial property, insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of such Mortgage Loan in an amount not less than the greater of (1) the replacement cost and
         (2) the amount necessary to avoid the operation of any co-insurance provisions with respect to such Mortgaged Property, and is also covered (except if such Mortgaged Property is operated as a mobile home park), by rental insurance in an amount equal to the gross rentals for at least a 12-month period; no such insurance policy provides that it may be canceled, endorsed, altered or reissued to effect a change in coverage unless such insurer shall have first given the mortgagee under such Mortgage Loan thirty (30) days' prior written notice, and no notice has been received as of the date hereof; all premiums required to be paid on such policy have been paid; the related Mortgage obligates the related Borrower to maintain all such insurance and, at the related Borrower's failure to do so, authorizes the mortgagee under such Mortgage Loan to purchase such insurance at the related Borrower's cost and expense and to seek reimbursement from such Borrower; and (B) if a multifamily property, insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of such Mortgage Loan and covering rent loss and such other hazards, casualties, liabilities and contingencies the Master Servicer shall require and in such amounts and for such periods as the Master Servicer shall require; at least thirty (30) days prior to the expiration date of such policy (or such other time period required by law), the related Mortgage requires the Borrower to deliver to the mortgagee under such Mortgage Loan a renewal policy in form satisfactory to the Master Servicer; all premiums required to be paid on such policy have been paid; the Mortgage obligates the related Borrower to maintain all such insurance and, upon the related Borrower's failure to do so, authorizes the mortgagee to purchase such insurance at the related Borrower's cost and expense and to seek reimbursement from such Borrower. In addition, all insurance coverage required under the related Mortgage is in full force and effect with respect to the related Mortgaged Property, and if the related Mortgaged Property is located in a federally designated special flood hazard area, the related Borrower is required to maintain flood insurance in respect thereof (exclusive of any parking lot or unused or undeveloped portion thereof).

                  (xiv) One or more environmental site assessments (or an update of a previously conducted assessment) were performed with respect to the related Mortgaged Property within the 24-month period prior to the Closing Date (except in the case of the ten (10) Mortgage Loans identified on the Mortgage Loan Schedule by control numbers S013, S015, S016, S017, S020, S021, S022, S041, S050 and S054, as to
         which such assessments or updates were performed as of an earlier date), and the Representing Party has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s).

                  (xv) Except as indicated on the Mortgage Loan Schedule, such Mortgage Loan is not cross-collateralized with other Mortgage Loans in the Mortgage Pool. Such Mortgage Loan is not cross-collateralized with a mortgage loan outside the Mortgage Pool.

                  (xvi) The terms of the Mortgage Note and Mortgage for such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

                  (xvii) There are no delinquent taxes, ground rents, water charges, sewer rents, or other similar outstanding charges affecting the related Mortgaged Property that are not otherwise covered by an escrow of funds sufficient to pay such charges.

                  (xviii) The interest of the Borrower in the related Mortgaged Property consists of a fee simple and/or leasehold estate or interest in real property.

                  (xix) Such Mortgage Loan is a whole loan and not a participation interest.

                  (xx) The assignment of the related Mortgage to the Trustee constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee, and the assignment of the related Assignment of Leases, if any, or of any other agreement executed in connection with such Mortgage Loan to the Trustee constitutes the legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

                  (xxi) All escrow deposits (including capital improvements and environmental remediation reserves) relating to such Mortgage Loan that were required to be delivered to the lender under the terms of the related loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Representing Party or its agents (which shall include the Master Servicer).

                  (xxii) As of the date of origination of such Mortgage Loan and as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage(s).

                  (xxiii) No improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such property to any material extent (except to the extent that it may constitute a legal non-conforming use or structure or title insurance was provided with respect thereto), except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by control number S039 and S059; no improvements on adjoining properties materially encroach upon such Mortgaged Property to any material extent; and no improvement located on or forming part of such Mortgaged Property is in material violation of any applicable zoning laws or ordinances (except to the extent that it may constitute a legal non-conforming use or structure).

                  (xxiv) To the extent required under applicable law as of the Closing Date and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

                  (xxv) There is no material default, breach or event of acceleration existing under the related Mortgage or Mortgage Note, and the Representing Party has not received actual notice of any event (other than payments due but not yet 30 days' delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number S048; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Representing Party in any of paragraphs (iv), (ix), (x),
         (xiii), (xiv), (xvii), (xxi), (xxiii), (xxix), (xl) and (xlii) of this
         Section 2.05(c); and provided, further, that certain post-closing conditions or requirements may not have yet been completed.

                  (xxvi) If such Mortgage Loan is secured in whole or in part by the interest of a Borrower under a Ground Lease and by the related fee interest, such fee interest is encumbered by the related Mortgage, and the related Mortgage does not by its terms provide that it will be subordinated to the lien of any mortgage or any other lien upon such fee interest.

                  (xxvii) Such Mortgage Loan does not contain any equity participation by the lender, provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for the negative amortization of interest.

                  (xxviii) No holder of such Mortgage Loan has, to the Representing Party's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by thirty (30) days the first Due Date under the related Mortgage Note.

                  (xxix) To the Representing Party's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans, as of the date of origination of such Mortgage Loan,
         (A)(i) the related Borrower was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership of the related Mortgaged Property as it was then operated and (ii) with respect to each Mortgaged Property improved by a hotel or health care facility, the related Borrower was in possession of all material licenses, permits and authorizations required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated and (B) all such licenses, permits and authorizations were valid and in full force and effect, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number C091.

                  (xxx) The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in clause (c)(xii) above) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  (xxxi) Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

                  (xxxii) No fraud with respect to such Mortgage Loan has taken place on the part of the Representing Party in connection with the origination of such Mortgage Loan.

                  (xxxiii) The terms of such Mortgage Loan provide or, at lender's option, permit, and the terms of this Agreement and any Sub-Servicing Agreement to which such Mortgage Loan is subject provide for purposes of calculating distributions on the Certificates and additional compensation payable to the Master Servicer, the Special Servicer and any related Sub-Servicer, that payments on and proceeds of such Mortgage Loan will be applied to principal and interest at the related Mortgage Rate (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) due and owing at the time such payments or proceeds are received, prior to being applied to any Default Charges, assumption fees and modification fees then due and owing.

                  (xxxiv) The origination, servicing and collection practices used with respect to such Mortgage Loan have been in all material respects legal and have met generally accepted servicing standards for similar commercial and multifamily mortgage loans.

                  (xxxv) Any related Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage) creates in favor of the holder, a valid, perfected and (subject to the exceptions set forth in clause (c)(xii) above) enforceable lien of the same priority as the related Mortgage, in the property and rights described therein; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by general principles of equity. The Representing Party has the full right to assign to the Trustee such Assignment of Leases and the lien created thereby as described in the immediately preceding sentence. No Person other than the Borrower owns any interest in any payments due under the related leases. The related Mortgage or such Assignment of Leases provides for the appointment of a receiver for rents or allows the lender to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of a default.

                  (xxxvi) If the related Mortgaged Property securing such Mortgage Loan is encumbered by secured subordinated debt, then either
         (A) the subordinate debt constitutes a "cash flow" mortgage loan (that is, payments are required to be made thereon only to the extent that certain net cash flow from the related Mortgaged Property (calculated in accordance with the related loan documents) is sufficient after payments on such Mortgage Loan have been made and certain expenses have been paid) or (B) the holder of the subordinate debt has agreed not to foreclose on the related Mortgaged Property so long as


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         such Mortgage Loan is outstanding and the Special Servicer on behalf of the Trust is not pursuing a foreclosure action.

                  (xxxvii) If such Mortgage Loan is secured by a mortgage lien on the applicable Borrower's leasehold interest in any real property under a Ground Lease (but not by a mortgage lien on the fee interest in such real property), such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it becomes the owner of such leasehold interest) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number S005 (and, to the extent cross- collateralized therewith, the Mortgage Loan portfolio identified by control number S002).

                  (xxxviii) The related Mortgage and/or Mortgage Note provides that the related Borrower shall be fully and personally liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the lender by reason of or in connection with and to the extent of any material fraud or intentional and material misrepresentation by the related Borrower in connection with such Mortgage Loan.

                  (xxxix) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date (except in the case of the ARD Loan identified on the Mortgage Loan Schedule by control number S009, which provides for payments of interest only until the Anticipated Repayment Date), and it provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is approximately six (6) to ten (10) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Scheduled P&I Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures; and (v) if the property manager for the related Mortgaged Property can be removed by or at the direction of the lender on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Rate on such Mortgage Loan's Anticipated Repayment Date.

                  (xl) At origination of such Mortgage Loan, the related Borrower was not, to the best of the Representing Party's actual knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xli) If such Mortgage Loan is secured by the interest of the related Borrower under a Ground Lease, then, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number C003, as of the origination of such Mortgage Loan, such

         Ground Lease was in full force and effect and, to the Representing Party's actual knowledge, no material default existed under such Ground Lease.

                  (xlii) The Representing Party has no actual knowledge of any pending litigation or other legal proceedings involving the related Borrower or the related Mortgaged Property that can reasonably be expected to materially interfere with the security intended to be provided by the related Mortgage, the current use of the related Mortgaged Property, or the current ability of the Mortgaged Property to generate Net Cash Flow sufficient to service the Mortgage Loan.

                  (xliii) If such Mortgage Loan had a Cut-off Date Balance greater than 3.0% of the Initial Pool Balance, the related Borrower has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property, Mortgaged Properties securing other Mortgage Loans and assets incidental to its ownership and operation of such Mortgaged Property or Properties.

                  (xliv) Except in cases where the related Mortgage Note or the related Mortgage provide for (A) a release of a portion of the related Mortgaged Property, which portion was not considered material for purposes of underwriting the Mortgage Loan or (B) a release of a portion of the related Mortgaged Property conditioned upon the satisfaction of certain underwriting and legal requirements, property performance requirements and/or the payment of a release price, neither the related Mortgage Note nor the related Mortgage requires the lender to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan.

                  (xlv) Such Mortgage Loan does not permit the related Mortgaged Property to be encumbered subsequent to the Closing Date by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof.

                  (xlvi) With respect to any Mortgage Loan that is a Defeasance Loan, the related Mortgage Note or Mortgage provides that the Defeasance Option is not exercisable prior to a date that is at least two (2) years following the Startup Day for each of REMIC I, REMIC II and REMIC III and that the Borrower will not be liable for any shortfalls from the Defeasance Collateral or otherwise become subject to recourse liability with respect to the Defeasance Loan except to the extent so liable prior to defeasance, and, further, contains no provision that would result in a new Borrower on the Defeasance Loan without the consent of the related lender (unless such new Borrower is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan).

                  (xlvii) If the Mortgage in respect of any Mortgage Loan is a deed of trust, (A) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (B) except in connection with a trustee's sale after default by the related Borrower, no fees or expenses are payable to such trustee by the Representing Party or any subsequent mortgagee.

                  (xlviii) The related Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

                  (xlix) If such Mortgage Loan is secured by the interest of the related Borrower as a lessee under a Ground Lease covering all or any material portion of the related Mortgaged Property, but not by the related fee interest in such Mortgaged Property or portion thereof:

          (A) Except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by control numbers C003, C020, S005 (and, to the extent cross-collateralized therewith, the Mortgage Loan portfolio identified by control number S002) and S146, either (1) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (2) the related ground lessor has granted the holder of the Mortgage Loan notice of and the right to cure any default or breach by the ground lessee (provided that the lender under the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease). Upon the foreclosure of such Mortgage Loan or acceptance of a deed in lieu thereof (provided that the lender under the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease), the related Ground Lease is assignable to the lender under such Mortgage Loan and its assigns without the consent of the ground lessor thereunder (or such consent, if required, cannot be unreasonably withheld);

          (B) Except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number C003, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or an estoppel letter or other agreement received by the lender under such Mortgage Loan from the ground lessor, permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

          (C) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances;

          (D) Except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule by control number S146, such Ground Lease, or an estoppel letter or other agreement received by the lender under such Mortgage Loan from the ground lessor, requires the ground lessor thereunder to give notice of any default by the lessee to the lender under such Mortgage Loan (provided that such lender has provided the ground lessor with notice of its lien in accordance with the provisions of such Ground Lease), and such Ground Lease, or an estoppel letter or other agreement received by such lender from the ground lessor, further provides that (provided that the lender under the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease) no notice of termination given under such Ground Lease is effective against the lender unless a copy has been delivered to such lender in the manner described in such Ground Lease;

          (E) Except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by control numbers C003, S005 (and, to the extent cross-collateralized therewith, the Mortgage Loan portfolio identified by control number S002), S034 and S146, such Ground Lease, or an estoppel letter or other agreement received by the lender from the ground lessor, requires the ground lessor to enter into a new lease with the lender under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding (provided that the lender under the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease);

          (F) Under the terms of such Ground Lease, or an estoppel letter or other agreement received by the lender under the Mortgage Loan from the ground lessor, and the related Mortgage, taken together (provided that the lender under the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease), any related insurance proceeds (other than in respect of a total or substantially total loss or taking) will be applied either (1) to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where the Ground Lease contains a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (2) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon; and

          (G) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

                  (l) Neither the related Mortgage Note nor the related Mortgage contain provisions limiting the right or ability of the Representing Party to assign, transfer and convey such documents.

                  (d) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on its behalf and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth in subsection (a) or (b) above which materially and adversely affects the interests of the Certificateholders or any party hereto or a breach of any of the representations and warranties set forth in subsection (c) above which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to each of the other parties hereto. It is further understood and agreed that CREI makes no representations or warranties with regard to the SBRC Mortgage Loans and that CREI has no obligation to cure any breach of any representation or warranty made by SBRC with respect to any SBRC Mortgage Loan, nor to repurchase any SBRC Mortgage Loan. It is further understood and agreed that SBRC makes no representations or warranties with regard to the CREI Mortgage Loans and that SBRC has no obligation to cure any breach of any representation or warranty made by CREI with respect to any CREI Mortgage Loan, nor to repurchase any CREI Mortgage Loan.

                  SECTION 2.06. Representations and Warranties of the Master Servicer.

                  (a) The Master Servicer hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Master Servicer is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, and the Master Servicer is in material compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

                  (iii) The Master Servicer (and its general partner on its behalf) has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

                  (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

                  (vii) Each officer or employee of the Master Servicer or its general partner that has responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by
         Section 3.07(c). None of the Master Servicer, its general partner or any of their respective officers or employees that is involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

                  (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated herein, expect for those consents, approvals, authorizations or orders that previously have been obtained.

                  (ix) The Master Servicer is currently modifying its computer systems and expects that, by July 31, 1999, it will be "Year 2000 Ready" to a degree that its operations and ability to perform its obligations under this Agreement will not be materially and adversely affected by the occurrence of calendar year 2000. The Master Servicer is also assessing whether its key vendors and subcontractors will be "Year 2000 Ready".

                  (x) The Master Servicer has examined each of the Sub-Servicing Agreements that will be in effect on the Closing Date with respect to the Mortgage Loans, and each such Sub-

         Servicing Agreement complies with the requirements of Section 3.22(a) in all material respects.

                  (xi) The Master Servicing Fee is reasonable in the light of the obligations and duties of the Master Servicer.

                  (b) The representations and warranties of the Master Servicer set forth in Section 2.06(a) shall survive the execution and delivery of this Agreement and inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  (c) Each successor Master Servicer (if any) shall be deemed to have made, as of the date of its succession, each of the representations set forth in Section 2.06(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.06(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization, and without regard to the references to general partner if such successor is not a partnership.

                  SECTION 2.07. Representations and Warranties of the Special Servicer.

                  (a) The Special Servicer hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Special Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Special Servicer's good faith and reasonable judgement, is likely to materially and adversely effect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened against the Special Servicer which would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (vii) Each officer or employee of the Special Servicer that has responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). None of the Special Servicer or any of their respective officers or employees that is involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

                  (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Special Servicer of the transactions contemplated herein, expect for those consents, approvals, authorizations or orders that previously have been obtained.

                  (ix) The Special Servicer is currently modifying its computer systems and expects that, by July 31, 1999, it will be "Year 2000 Ready" to a degree that its operations and its ability to perform its obligations under this Agreement will not be materially and adversely affected by the occurrence of calendar year 2000. The Special Servicer is also assessing whether its key vendors and subcontractors will be "Year 2000 Ready".

                  (x) The Special Servicer has not retained any Sub-Servicers as of the Closing Date.

                  (xi) The Special Servicing Fee, Workout Fee and Liquidation Fee are reasonable compensation in light of the obligations and duties of the Special Servicer.

                  (b) The representations and warranties of the Special Servicer set forth in Section 2.07(a) shall survive the execution and delivery of this Agreement and inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  (c) Each successor Special Servicer (if any) shall be deemed to have made, as of the date of its succession, each of the representations set forth in Section 2.07(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.07(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 2.08. Representations and Warranties of the Trustee
                                and the REMIC Administrator.

                  (a) LaSalle National Bank, both in its capacity as Trustee and in its capacity as REMIC Administrator (the "Bank"), hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Bank is a national bank duly organized, validly existing and in good standing under the laws of the United States and is, shall be or, if necessary, shall appoint a co-trustee that is, in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Bank, and the performance and compliance with the terms of this Agreement by the Bank, do not violate the Bank's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Bank's good faith and reasonable judgement, is likely to materially and adversely affect either the ability of the Bank to perform its obligations under this Agreement or the financial condition of the Bank.

                  (iii) The Bank has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Bank, enforceable against the Bank in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Bank is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Bank's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Bank to perform its obligations under this Agreement or the financial condition of the Bank.

                  (vi) No litigation is pending or, to the best of the Bank's knowledge, threatened against the Bank which would prohibit the Bank from entering into this Agreement or, in the Bank's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Bank to perform its obligations under this Agreement or the financial condition of the Bank.

                  (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Bank of the transactions contemplated herein, expect for those consents, approvals, authorizations or orders that previously have been obtained.

         (viii) The Bank will use reasonable commercial efforts to cure (by August 1999) any deficiencies with regard to the manipulation or calculation of dates beyond December 31, 1999 in the internally maintained computer software systems used by the Bank in the conduct of its trust business which would materially and adversely affect its ability to perform its obligations under this Agreement. In addition, the Bank will use reasonable commercial efforts to obtain reasonable assurances from each third party vendor of licensed computer software systems used by the Bank in the conduct of its trust business that such vendors shall use reasonable commercial efforts to cure any deficiencies with regards to the manipulation or calculation of dates beyond December 31, 1999 in such systems which would materially and adversely affect the ability of the Bank to perform its obligations under this Agreement.

                  (b) The representations and warranties of the Bank set forth in Section 2.08(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  (c) Each successor Trustee or REMIC Administrator (if any and regardless of whether the Trustee and the REMIC Administrator are different Persons) shall be deemed to have made, as of the date of its succession, each of the representations set forth in Section 2.08(a), subject to such appropriate modifications to the representation and warranty set forth in
Section 2.08(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization. In any such case, the term "Bank" shall be deemed to mean such successor Trustee or the REMIC Administrator, as appropriate.

                  SECTION 2.09. Representations and Warranties of the Fiscal Agent.

                  (a) The Fiscal Agent hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Fiscal Agent is a foreign banking corporation duly organized, validly existing and in good standing under the laws governing its creation.

                  (ii) The execution and delivery of this Agreement by the Fiscal Agent, and the performance and compliance with the terms of this Agreement by the Fiscal Agent, will not violate the Fiscal Agent's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Fiscal Agent's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Fiscal Agent to perform its obligations under this Agreement or the financial condition of the Fiscal Agent.

                  (iii) The Fiscal Agent has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Fiscal Agent is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Fiscal Agent's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Fiscal Agent to perform its obligations under this Agreement or the financial condition of the Fiscal Agent.

                  (vi) No litigation is pending or, to the best of the Fiscal Agent's knowledge, threatened against the Fiscal Agent that, if determined adversely to the Fiscal Agent, would prohibit the Fiscal Agent from entering into this Agreement or that, in the Fiscal Agent's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Fiscal Agent to perform its obligations under this Agreement or the financial condition of the Fiscal Agent.

                  (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Fiscal Agent of the transactions contemplated herein, expect for those consents, approvals, authorizations or orders that previously have been obtained.

                  (viii) The Fiscal Agent will use reasonable commercial efforts to cure (by August 1999) any deficiencies with regard to the manipulation or calculation of dates beyond December 31, 1999 in the internally maintained computer software systems used by the Fiscal Agent in the conduct of its business which would materially and adversely affect its ability to perform its obligations under this Agreement. In addition, the Fiscal Agent will use reasonable commercial efforts to obtain reasonable assurances from each third party vendor of licensed computer software systems used by the Fiscal Agent in the conduct of its business that such vendors shall use reasonable commercial efforts to cure any deficiencies with regards to the manipulation or calculation of dates beyond December 31, 1999 in such systems which would materially and adversely affect the ability of the Fiscal Agent to perform its obligations under this Agreement.

                  (b) The representations and warranties of the Fiscal Agent set forth in Section 2.09(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of any breach of any of such representations and warranties, which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall given prompt written notice to the other parties hereto.

                  (c) Any successor Fiscal Agent shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.09(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.09(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 2.10. Issuance of the Class R-I Certificates;
                                Creation of the REMIC I Regular Interests.

                  Concurrently with the assignment to the Trustee of the assets included in REMIC I, and in exchange therefor, at the written direction of the Sponsor, the REMIC I Regular Interests have been issued hereunder and the Trustee has executed, authenticated and delivered to or upon the order of the Sponsor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests of the Class R-I Certificateholders and REMIC II in and to such distributions, shall be as set forth in this Agreement.


                  SECTION 2.11. Conveyance of REMIC I Regular Interests;
                                Acceptance of REMIC II by the Trustee.

                  The Sponsor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Sponsor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates and the Class R-II Certificates. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates and the Class R-II Certificates.

                  SECTION 2.12. Issuance of the Class R-II Certificates;
                                Creation of the REMIC II Regular Interests.

                  Concurrently with the assignment to the Trustee of the assets included in REMIC II, and in exchange therefor, at the written direction of the Sponsor, the REMIC II Regular Interests have been issued hereunder and the Trustee has executed, authenticated and delivered to or upon the order of the Sponsor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership of REMIC II. The rights of the Class R-II Certificateholders and REMIC III to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and the REMIC II Regular Interests, respectively, and all ownership interests of the Class R-II Certificateholders and REMIC III in and to such distributions, shall be as set forth in this Agreement.

                  SECTION 2.13. Conveyance of REMIC II Regular Interests;
                                Acceptance of REMIC III by the Trustee.

                  The Sponsor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Sponsor in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates.

                  SECTION 2.14. Issuance of the REMIC III Certificates.

                  Concurrently with the assignment to the Trustee of the REMIC II Regular Interests, and in exchange therefor, at the written direction of the Sponsor, the Trustee has executed, authenticated and delivered to or upon the order of the Sponsor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC III. The rights of the respective Classes of Holders of the REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests of the respective Classes of Holders of the REMIC III Certificates in and to such distributions, shall be as set forth in this Agreement.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF THE TRUST FUND

                  SECTION 3.01. Administration of the Mortgage Loans.

                  (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans and other assets of the Trust that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee, and in the best interests and for the benefit of the Certificateholders, in accordance with any and all applicable laws and the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans as to which no Servicing Transfer Event has occurred and all Corrected Mortgage Loans, and
(ii) the Special Servicer shall service and administer (x) each Mortgage Loan (other than a Corrected Mortgage Loan) as to which a Servicing Transfer Event has occurred, and (y) each REO Property; provided, however, that the Master Servicer shall continue to collect information from the Special Servicer and, based thereon, prepare all reports to the Trustee required hereunder with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Loans), and further to render such other services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein; and provided, further, that the Special Servicer shall render such services with respect to Mortgage Loans (in addition to the Specially Serviced Mortgage Loans) as are specifically provided for herein.

                  (b) Subject to Section 3.01(a), the Master Servicer and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; (ii) in accordance with the Servicing Standard and subject to Sections 3.08 and 3.20, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of a Servicing Officer of the Master Servicer or the Special Servicer, furnish, or cause to be so furnished, to the Master Servicer and the Special Servicer, as the case may be, any limited powers of attorney and other documents necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer.

                  (c) The relationship of each of the Master Servicer and Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  (d) In the event that any two or more Mortgage Loans are cross-collateralized with each other, each of the Master Servicer or Special Servicer, as applicable, in accordance with the terms of this Agreement, shall service and administer such Mortgage Loans as a single Mortgage Loan as and when it deems necessary and appropriate, consistent with the Servicing Standard. If any Cross-Collateralized Mortgage Loan becomes a Specially Serviced Mortgage Loan, then each other Mortgage Loan that is cross-collateralized with it shall also become a Specially Serviced Mortgage Loan. Similarly, no Cross-Collateralized Mortgage Loan shall subsequently become a Corrected Mortgage Loan, unless and until all Servicing Transfer Events in respect of each other Mortgage Loan that is cross-collateralized with it are remediated or otherwise addressed as contemplated in the definition of "Specially Serviced Mortgage Loan".

                  SECTION 3.02. Collection of Mortgage Loan Payments.

                  Each of the Master Servicer and the Special Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder, and shall, to the extent such procedures shall be consistent with this Agreement (including without limitation, the Servicing Standard), follow such collection procedures as it would follow were it the owner of such Mortgage Loans; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer or the Special Servicer of the collectability of the Mortgage Loans; and, provided, further, that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Additional Interest (other than the making of requests for its collection), unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Additional Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. Consistent with the foregoing, the Master Servicer or the Special Servicer each may waive any Default Charges in connection with any specific delinquent payment on a Mortgage Loan it is obligated to service hereunder.

                  At least ninety (90) days prior to the maturity date of each Balloon Mortgage Loan, the Master Servicer shall send a notice to the related Borrower of such maturity date (with a copy to be sent to the Special Servicer) and shall request confirmation that the Balloon Payment will be paid by such date. If any Mortgagor does not respond to such notice, then the Master Servicer shall take such other steps as are reasonable and appropriate to ensure that such Balloon Payment will be paid by the date due. If, as of a date not more than 30 days prior to the maturity date of any Balloon Mortgage Loan, the Master Servicer makes a good faith determination that the Mortgagor thereunder will default in making its Balloon Payment and such default shall remain unremedied for at least 30 days, the Master Servicer may transfer servicing of such Balloon Mortgage Loan to the Special Servicer pursuant to Section 3.21 and such Balloon Mortgage Loan will then be a Specially Serviced Mortgage Loan.

                  SECTION 3.03. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts; Reserve Accounts.

                  (a) The Master Servicer shall, as to all the Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Subject to any terms of the related Mortgage Loan documents that specify the nature of the account in which Escrow Payments shall be held, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected in respect of any Mortgage Loan (and interest earned thereon) from a Servicing Account may be made only: (i) to effect payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items in respect of the related Mortgaged Property; (ii) to reimburse the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any unreimbursed Servicing Advances made thereby to cover any of the items described in the immediately preceding clause (i); (iii) to refund to the related Borrower any sums as may be determined to be overages; (iv) to pay interest, if required and as described below, to the related Borrower on balances in the Servicing Account (or, if and to the extent not payable to the related Borrower, to pay such interest to the Master Servicer); or (v) to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01. The Master Servicer shall pay or cause to be paid to the Borrowers interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. The Special Servicer shall promptly deliver all Escrow Payments received by it to the Master Servicer for deposit in the applicable Servicing Account.

                  (b) The Master Servicer shall (with the cooperation of the Special Servicer in the case of Specially Serviced Mortgage Loans), (i) maintain accurate records with respect to each Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan or, if such Mortgage Loan does not require the related Borrower to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder and subject to the Servicing Standard, enforce the requirement of the related Mortgage that the Borrower make payments in respect of such items at the time they first become due.

                  (c) In accordance with the Servicing Standard, the Master Servicer shall, as to all the Mortgage Loans (but at the direction of the Special Servicer in the case of Specially Serviced Mortgage Loans), advance with respect to the related Mortgaged Property all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents or other rents (if applicable), and
(iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Borrower are insufficient to pay such item when due and the related Borrower has failed to pay such item on a timely basis, and provided that the particular advance would not, if made, constitute a Nonrecoverable Servicing Advance. All such advances shall be reimbursable in the first instance from related collections from the Borrowers and further as provided in Section 3.05(a). No costs incurred by the Master Servicer or the Special Servicer in effecting the payment of real estate taxes, assessments and similar items and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, solely for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit; provided, however, that this provision is in no way intended to affect amounts actually due and owing from the related Borrower under such Mortgage Loan.

                  (d) The Master Servicer shall, as to all the Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made to pay for or otherwise cover, or (if appropriate) to reimburse the related Borrower in connection with, the specific items for which such Reserve Funds were escrowed, all in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Borrower governing such Reserve Funds. Subject to the terms of the related Mortgage Note and Mortgage, all Reserve Accounts shall be Eligible Accounts and funds therein may be invested in Permitted Investments in accordance with the provisions of
Section 3.06. Interest and investment income on funds held in any Reserve Fund will be for the benefit of the Master Servicer subject to its withdrawal, but only to the extent it is not otherwise required to be paid to the related Borrower pursuant to applicable law and/or the related loan documents. The Special Servicer shall promptly deliver all Reserve Funds received by it to the Master Servicer for deposit in the applicable Reserve Account.

                  SECTION 3.04. Collection Account, Distribution Account and
                                Interest Reserve Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Collection Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Collection Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account, within two (2) Business Days of receipt (in the case of payments by Borrowers or other collections on or in respect of the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date (other than in respect of principal, interest and any other amounts due and payable on the Mortgage Loans on or before the Cut-off Date, which payments shall, in each case, be delivered promptly to the related Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest at the respective Mortgage Rates on the Mortgage Loans and all Prepayment Premiums received in respect of the Mortgage Loans;

                  (iii) all payments on account of Default Charges on such Mortgage Loan;

                  (iv) all Insurance Proceeds and Liquidation Proceeds (net of all related Liquidation Expenses paid therefrom) received in respect of any Mortgage Loan (other than Liquidation Proceeds that are received in connection with a purchase by the Master Servicer or a Majority Certificateholder of the Controlling Class of, or an exchange by the Sole Certificateholder of all the Certificates for, all of the Mortgage Loans and any REO Properties in the Trust Fund and that are required to be deposited in the Distribution Account pursuant to
         Section 9.01);

                  (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Collection Account;

                  (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket or master single interest policy;

                  (vii) any amounts required to be transferred from the REO Account pursuant to Section 3.16(c); and

                  (viii) any amounts representing payments made by Borrowers that are allocable to cover items in respect of which Servicing Advances have been made.

                  The foregoing requirements for deposit in the Collection Account shall be exclusive. Without limiting the generality of the foregoing,
(A) actual payments from Borrowers in the nature of Escrow Payments, and amounts that the Master Servicer and the Special Servicer are entitled to retain as additional servicing compensation pursuant to Section 3.11(b) and
Section 3.11(d), respectively, need not be deposited by the Master Servicer in the Collection Account and (B) with respect to any amount representing a sub-servicing fee (including, without limitation, a Primary Servicing Fee, if applicable) that otherwise would be required to be deposited by the Master Servicer in the Collection Account and that, once so deposited, would have been permitted to be withdrawn immediately from the Collection Account pursuant to
Section 3.05 as part of the payment of the Master Servicing Fee, such amount shall be deemed to have been deposited to and withdrawn from the Collection Account for such purpose to the extent that such sum has been retained by the Sub-Servicer pursuant to the related Sub-Servicing Agreement. If the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer, as additional special servicing compensation in accordance with Section 3.11(d), assumption fees, modification fees, Net Default Charges and similar fees (excluding Prepayment Premiums) received by the Master Servicer with respect to Specially Serviced Mortgage Loans. The Collection Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series serviced and the other accounts of the Master Servicer.

                  Upon receipt of any of the amounts described in clauses (i) through (iv) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than two (2) Business Days after receipt, remit such amounts to the Master Servicer for deposit into the Collection Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than two (2) Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Collection Account pursuant to Section 3.16(c).

                  (b) The Trustee shall establish and maintain one or more trust accounts (collectively, the "Distribution Account") to be held in trust for the benefit of the Certificateholders. The Distribution Account shall be an Eligible Account. On each Master Servicer Remittance Date, the Master Servicer shall deliver to the Trustee, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to the Master Servicer Remittance Amount for such Master Servicer Remittance Date. If, at 1:00 p.m., New York City time, on any Master Servicer Remittance Date, the Trustee has not received the Master Servicer Remittance Amount, the Trustee shall provide notice to the Master Servicer in the same manner as required by Section 4.03(a) hereof with respect to P&I Advances.

                  In addition, subject to Section 3.04(c), the Master Servicer shall, as and when required hereunder, deliver to the Trustee for deposit in the Distribution Account:

                  (i) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.03(a);

                  (ii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19(e) in connection with Prepayment Interest Shortfalls; and

                  (iii) all amounts in the Interest Reserve Account to be transferred pursuant to Section 3.05(c) on the Master Servicer Remittance Date in March of any year.

                  Furthermore, any Liquidation Proceeds paid by the Master Servicer, a Majority Certificateholder of the Controlling Class or a Sole Certificateholder in connection with the purchase of, or the exchange of all the Certificates for, all of the Mortgage Loans and any REO Properties pursuant to Section 9.01, exclusive of the portion of such Liquidation Proceeds required to be deposited in the Collection Account pursuant to Section 9.01, shall be deposited in the Distribution Account.

                  The Trustee shall, upon receipt, deposit in the Distribution Account any and all amounts received or advanced by the Trustee or the Fiscal Agent that are required by the terms of this Agreement to be deposited therein.

                  (c) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Interest Reserve Account") to be held in trust for the benefit of the Certificateholders. The Interest Reserve Account shall be an Eligible Account. On each Master Servicer Remittance Date in February and, during a year that is not a leap year, in January, prior to transferring the related Master Servicer Remittance Amount to the Distribution Account on such Master Servicer Remittance Date, the Master Servicer shall withdraw from the Collection Account (out of general collections on the Mortgage Loans and any REO Properties), and deposit in the Interest Reserve Account, an amount equal to the Interest Reserve Amount, if any, in respect of each Interest Reserve Loan for such Master Servicer Remittance Date; provided that, if the Master Servicer Remittance Amount for any such Master Servicer Remittance Date (calculated without regard to deduction for such Interest Reserve Amounts) is less than the amount required to be transferred to the Interest Reserve Account on such date pursuant to this Section 3.04(c), then the Master Servicer shall (i) so notify the Trustee, (ii) deduct the shortfall from the interest portion of any P&I Advances to be made in respect of the Interest Reserve Loans on such Master Servicer Remittance Date and (iii) promptly deposit the amount so deducted in the Interest Reserve Account.

                  (d) Funds in the Collection Account and the Interest Reserve Account may be invested in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall give notice to the other parties hereto of the location of each of the Collection Account and the Interest Reserve Account as of the Closing Date and of the new location of each of the Collection Account and the Interest Reserve Account prior to any change thereof. The Trustee shall give notice to the other parties hereto of the location of the Distribution Account as of the Closing Date and of the new location of the Distribution Account prior to any change thereof.

                  SECTION 3.05. Permitted Withdrawals From the Collection
                                Account, the Distribution Account and the Interest Reserve Account.

                  (a) The Master Servicer may, from time to time, make withdrawals from the Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the Trustee for deposit in the Distribution Account the Master Servicer Remittance Amount for and, to the extent permitted or required by Section 4.03(a), any P&I Advances to be made on each Master Servicer Remittance Date;

                  (ii) to reimburse the Fiscal Agent, the Trustee or the Master Servicer, as applicable, in that order, for unreimbursed P&I Advances made thereby in respect of any Mortgage Loan or REO Loan, the Fiscal Agent's, the Trustee's and the Master Servicer's respective rights to reimbursement pursuant to this clause (ii) with respect to any P&I Advance being payable from, and limited to, amounts that represent Late Collections of interest and principal (net of related Workout Fees and/or Liquidation Fees payable therefrom) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

                  (iii) to pay to the Master Servicer, out of general collections on the Mortgage Loans and any REO Properties, unpaid Master Servicing Fees in respect of each Mortgage Loan and REO Loan earned through the most recent Due Date for such Mortgage Loan or REO Loan preceding the date of the subject withdrawal (or such later date through which interest was then collected in respect of such Mortgage Loan or REO Loan);

                  (iv) to pay to the Special Servicer, out of general collections on the Mortgage Loans and any REO Properties, unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan earned through the most recent Due Date for such Specially Serviced Mortgage Loan or REO Loan preceding the date of the subject withdrawal (or such later date through which interest was then collected in respect of such Specially Serviced Mortgage Loan or REO
         Loan);

                  (v) to pay to the Special Servicer earned and unpaid Workout Fees and Liquidation Fees to which it is entitled pursuant to, and from the sources contemplated by, Section 3.11(c);

                  (vi) to reimburse the Fiscal Agent, the Trustee, the Special Servicer or the Master Servicer, as applicable, in that order, for any unreimbursed Servicing Advances made thereby with respect to any Mortgage Loan or REO Property, the Fiscal Agent's, the Trustee's, the Special Servicer's and the Master Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being payable from, and limited to, (A) payments made by the related Borrower that are allocable to cover the item in respect of which such Servicing Advance was made, and (B) Liquidation Proceeds (net of Liquidation Fees payable therefrom), Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

                  (vii) to reimburse the Fiscal Agent, the Trustee, the Special Servicer or the Master Servicer, as applicable, in that order, out of general collections on the Mortgage Loans and any REO Properties, for any unreimbursed Advances made thereby with respect to any Mortgage Loan, REO Loan or REO Property that have been determined to be Nonrecoverable Advances;

                  (viii) to pay the Fiscal Agent, the Trustee, the Special Servicer or the Master Servicer, as applicable, in that order, any Advance Interest due and owing thereto, the Fiscal

         Agent's, the Trustee's, the Special Servicer's and the Master Servicer's respective rights to payment pursuant to this clause (viii) being payable solely from Default Charges collected in respect of the Mortgage Loan or REO Loan as to which the related Advances were made;

                  (ix) at or following such time as the Master Servicer reimburses itself, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any unreimbursed Advance pursuant to clause
         (ii), (vi) or (vii) above or Section 3.03, and insofar as payment has not already been made pursuant to clause (viii) above, to pay the Fiscal Agent, the Trustee, the Special Servicer or the Master Servicer, as the case may be, and in that order, out of general collections on the Mortgage Loans and any REO Properties, any related Advance Interest accrued and payable on such Advance;

                  (x) to pay the Master Servicer, as additional servicing compensation in accordance with Sections 3.06(b) and 3.11(b), any Net Investment Earnings in respect of amounts held in the Collection Account for any Collection Period;

                  (xi) to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), (A) any Prepayment Interest Excesses collected on all the Mortgage Loans (but only to the extent that all such Prepayment Interest Excesses collected during any Collection Period exceed all Prepayment Interest Shortfalls incurred with respect to the Mortgage Loans during such Collection Period) and
         (B) any Net Default Charges collected on any Mortgage Loan and allocable to the period that it was not a Specially Serviced Mortgage Loan or REO Loan; and to pay the Special Servicer, as additional servicing compensation in accordance with Section 3.11(d), any Net Default Charges collected on any Mortgage Loan to the extent allocable to the period that such Mortgage Loan is a Specially Serviced Mortgage Loan or REO Loan;

                  (xii) to reimburse, out of general collections on the Mortgage Loans and any REO Properties, the Master Servicer, the Special Servicer, the REMIC Administrator, the Sponsor, or any of their respective directors, officers, employees and agents any amounts reimbursable to any such Person pursuant to Section 6.03, or to pay directly to any third party any amount which if paid by any such Person would be reimbursable thereto pursuant to Section 6.03;

                  (xiii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for (A) the reasonable costs of the advice of counsel contemplated by Section 3.17(a), (B) the reasonable costs of the Opinions of Counsel contemplated by Sections 3.09(b)(ii) and 3.16(a), (C) the reasonable costs of Appraisals obtained pursuant to Section 3.11(g) or 4.03(c), (D) the reasonable costs of obtaining any REO Extension sought by the Special Servicer as contemplated by
         Section 3.16(a), and (E) the cost of recording this Agreement in accordance with Section 11.02(a);

                  (xiv) to pay itself, the Special Servicer, the Majority Certificateholder of the Controlling Class, CREI, SBRC or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

                  (xv) to pay the Trustee, the Fiscal Agent or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to
         Section 8.05(b) and/or Section 8.13(a);

                  (xvi) to pay (A) any costs and expenses contemplated in
         Section 3.11(h), the last sentence of Section 7.02 and the last sentence of Section 8.08(a) and (B) the cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of Section 3.09(c);

                  (xvii) to transfer Interest Reserve Amounts in respect of the Interest Reserve Loans to the Interest Reserve Account as and when required by Section 3.04(c); and

                  (xviii) to clear and terminate the Collection Account at the termination of this Agreement pursuant to Section 9.01.

                  If amounts on deposit in the Collection Account at any particular time (after withdrawing any portion of such amounts deposited in the Collection Account in error) are insufficient to satisfy all payments, reimbursements and remittances to be made therefrom as set forth in clauses
(ii) through (xvii) above, then the corresponding withdrawals from the Collection Account shall be made in the following priority and subject to the following rules: (A) if the payment, reimbursement or remittance is to be made from a specific source of funds, then such payment, reimbursement or remittance shall be made from that specific source of funds on a pro rata basis with any and all other payments, reimbursements and remittances to be made from such specific source of funds, provided that where, as in clauses (ii), (vi) and
(viii), an order of priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds; and (B) if the payment, reimbursement or remittance can be made from any funds on deposit in the Collection Account, then (following any withdrawals made from the Collection Account in accordance with the immediately preceding clause (A) above) such payment, reimbursement or remittance shall be made from such general funds remaining on a pro rata basis with any and all other payments, reimbursements or remittances to be made from such general funds, provided that where, as in clauses (vii) and (ix), an order of priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds.

                  The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Collection Account pursuant to clauses (ii) through (xvii) above.

                  The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) from the Collection Account amounts permitted to be paid to it (or to such third party contractors) therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer (or such third party contractors) is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Collection Account.

                  (b) The Trustee may, from time to time, make withdrawals from the Distribution Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01;

                  (ii) to pay the Trustee accrued and unpaid Trustee Fees pursuant to Section 8.05(a);

                  (iii) to pay the Trustee, the Fiscal Agent or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to
         Section 8.05(b) and/or Section 8.13(a);

                  (iv) as contemplated by Section 11.01(g), to pay for the reasonable costs of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

                  (v) to pay for the reasonable costs of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.02(a);

                  (vi) to (A) pay any and all federal, state and local taxes imposed on REMIC I, REMIC II or REMIC III or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, and any and all reasonable expenses relating to tax audits, if and to the extent that either (1) none of the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent or the REMIC Administrator is liable therefor pursuant to Section 10.01(d) and/or
         Section 10.01(h) or (2) any such Person that may be so liable has failed to timely make the required payment, and (B) reimburse the REMIC Administrator for reasonable expenses incurred by and reimbursable to it by the Trust pursuant to Section 10.01(d) and/or
         Section 10.01(g); and

                  (vii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

                  (c) On each Master Servicer Remittance Date in March, the Master Servicer shall withdraw from the Interest Reserve Account and remit to the Trustee for deposit in the Distribution Account all Interest Reserve Amounts deposited in the Interest Reserve Account in respect of the Interest Reserve Loans during January and/or February of the same year in accordance with Section 3.04(c). In addition, the Master Servicer may from time to time make withdrawals from the Interest

Reserve Account to pay itself, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Interest Reserve Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the Interest Reserve Account for any Collection Period).

                  SECTION 3.06. Investment of Funds in the Collection Account,
                                the Interest Reserve Account, the REO Account, the Servicing Accounts and the Reserve Accounts.

                  (a) The Master Servicer may direct any depository institution maintaining the Collection Account, the Interest Reserve Account or, subject to applicable law and the related loan documents, any Servicing Account or Reserve Account, and the Special Servicer may direct any depository institution maintaining the REO Account, to invest, or if it is such depository institution, may itself invest, the funds held therein (each such account, for purposes of this Section 3.06, an "Investment Account") in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand, in which case such investments may be sold at any time. Any investment of funds in an Investment Account shall be made in the name of the Trustee for the benefit of the Certificateholders (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Collection Account, the Interest Reserve Account, a Servicing Account or a Reserve Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account) acting on behalf of the Trustee, shall (and Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the Person that shall) (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this Section 3.06(a), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the UCC, and "control" of any Permitted Investment by the Master Servicer or the Special Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Revised Article 8 (1994 Revision) of the UCC. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Collection Account, the Interest Reserve Account, a Servicing Account or a Reserve Account) or the Special Servicer (in the case of the REO Account) shall:

                           (x) consistent with any notice required to be given
                  thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                           (y) demand payment of all amounts due thereunder
                  promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) Whether or not the Master Servicer directs the investment of funds in the Collection Account, the Interest Reserve Account, a Servicing Account or a Reserve Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period (and, further to the extent that, in the case of a Servicing Account or a Reserve Account, such interest or investment income is not otherwise required to be paid to the related Borrower in accordance with applicable law and/or the related loan documents), shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.05(a). Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account, the Master Servicer (in the case of the Collection Account, the Interest Reserve Account, a Servicing Account or a Reserve Account) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period. The Trustee shall have no liability whatsoever with respect to any such losses, except to the extent that it is the obligor on any such Permitted Investment.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment and the Master Servicer or the Special Servicer, as applicable, has not taken such action, the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class, shall take such action as may be appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings.

                  (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available Distribution Amount and the Master Servicer Remittance Amount, the amounts so invested (but not any interest earned thereon) shall be deemed to remain on deposit in such Investment Account.

                  SECTION 3.07. Maintenance of Insurance Policies; Errors and
                                Omissions and Fidelity Coverage.

                  (a) Each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder, use its best efforts in accordance with the Servicing Standard to cause the related Borrower to maintain (and, if the related Borrower does not so maintain, the Master Servicer (even in the case of Specially Serviced Mortgage Loans) shall itself maintain (subject to the provisions of this Agreement regarding Nonrecoverable Advances, and further subject to Section 3.11(h) hereof, and to the extent the Trustee, as mortgagee on behalf of the Certificateholders, has an insurable interest and to the extent available at commercially reasonable rates) all insurance coverage as is required under the related Mortgage (subject to applicable law);

provided that if any Mortgage permits the holder thereof to dictate to the Borrower the insurance coverage to be maintained on such Mortgaged Property, the Master Servicer or the Special Servicer, as appropriate, shall impose such insurance requirements as are consistent with the Servicing Standard. The Special Servicer shall cause to be maintained for each REO Property, in each case with an insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings at the time such policy is purchased, no less insurance coverage than was previously required of the related Borrower under the related Mortgage and, if the related Mortgage did not so require, hazard insurance, public liability insurance and business interruption or rent loss insurance in such amounts as are consistent with the Servicing Standard, and the Special Servicer shall be reimbursed for the premium costs thereof as a Servicing Advance pursuant to and to the extent permitted under Section 3.05(a). All such insurance policies shall contain a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of the Mortgaged Properties) or the Special Servicer (in the case of insurance maintained in respect of REO Properties) on behalf of the Trustee, shall be issued by an insurer authorized under applicable law to issue such insurance, and, unless prohibited by the related Mortgage, may contain a deductible clause (not in excess of a customary amount). Any amounts collected by the Master Servicer or Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Borrower, in each case in accordance with the Servicing Standard) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer, as applicable, in maintaining any such insurance shall not, solely for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; provided, however, that this provision is in no way intended to affect amounts due and owing from the related Borrower under such Mortgage Loan.

                  (b) (i) If the Master Servicer or the Special Servicer shall obtain and maintain a blanket policy insuring against hazard losses on any or all of the Mortgaged Properties (in the case of the Master Servicer) or REO Properties (in the case of the Special Servicer), then, to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings, and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the Mortgaged Properties or REO Properties, as applicable, so covered, and the premium costs thereof shall be, if and to the extent they are specifically attributable either to a specific Mortgaged Property during any period that the related Borrower has failed to maintain the hazard insurance required under the related Mortgage Loan in respect of such Mortgaged Property or to a specific REO Property, a Servicing Advance reimbursable pursuant to and to the extent permitted under
         Section 3.05(a); provided that, to the extent that such premium costs are attributable to properties other than Mortgaged Properties and/or REO Properties or are attributable to Mortgaged Properties as to which the hazard insurance required under the related Mortgage Loan is being maintained, they shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such a blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property, as applicable, a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy (taking into account any deductible clause that would have been permitted therein), promptly deposit into the Collection Account from its own funds (without right of reimbursement) the amount of such losses up to the difference between the amount of the deductible clause in such blanket policy and the amount of any deductible clause that would have been permitted under such property specific policy. The Master Servicer and the Special Servicer each agree to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy maintained by it in a timely fashion in accordance with the terms of such policy.

                  (ii) If the Master Servicer shall cause any Mortgaged Property or the Special Servicer shall cause any REO Property to be covered by a master single interest insurance policy naming the Master Servicer or the Special Servicer, as applicable, on behalf of the Trustee as the loss payee, then to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as applicable, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on such Mortgaged Property (in the case of the Master Servicer) or REO Property (in the case of the Special Servicer). If the Master Servicer shall cause any Mortgaged Property as to which the related Borrower has failed to maintain the required insurance coverage, or the Special Servicer shall cause any REO Property, to be covered by such master single interest insurance policy, then the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) paid by the Master Servicer or the Special Servicer, as applicable, shall constitute a Servicing Advance. The Master Servicer shall, consistent with the Servicing Standard and the terms of the related Mortgage Loan documents, pursue the related Borrower for the amount of such incremental costs. All other costs associated with any such master single interest insurance policy (including, without limitation, any minimum or standby premium payable for such policy) shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such master single interest insurance policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property, as the case may be, a policy otherwise complying with the provisions of
         Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy had it been maintained, promptly deposit into the Collection Account from its own funds (without right of reimbursement) the amount not otherwise payable under the master single interest policy because of such deductible clause, to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

                  (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with recognized insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a fidelity bond in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Such fidelity bond shall provide that it may not be canceled without 30 days' prior written notice to the Trustee.

                  In addition, each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with recognized insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a policy or policies of insurance covering loss occasioned by the errors and omissions of its (and, in the case of the initial Master Servicer, its general partner's) officers and employees in connection with its obligation to service the Mortgage Loans for which it is responsible hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. Any such errors and omissions policy, if required, shall provide that it may not be canceled without 30 days' prior written notice to the Trustee.

                  (d) All insurance coverage required to be maintained under this Section 3.07 shall be obtained from Qualified Insurers.

                  SECTION 3.08. Enforcement of Due-On-Sale Clauses; Assumption
                                Agreements; Subordinate Financing.

                  (a) As to each Mortgage Loan which contains a provision in the nature of a "due-on-sale" clause, which by its terms:

                  (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or of a controlling interest in the related Borrower; or

                  (ii) provides that such Mortgage Loan may not be assumed without the consent of the mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage Loan is included in the Trust Fund, each of the Master Servicer and the Special Servicer shall, on behalf of the Trustee as the mortgagee of record, as to those Mortgage Loans it is obligated to service hereunder, exercise (or waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with the Servicing Standard, but subject to Section 3.20(a)(iii); provided that, notwithstanding anything to the contrary contained herein, the Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause unless it first shall have provided to the Special Servicer, at least two (2) Business Days prior to the granting of such waiver or consent, written notice of the matter, and the Special Servicer shall not have objected to the granting of such consent or waiver within such two (2) Business Day period; and provided, further, that, notwithstanding anything to the contrary contained herein, if the then-outstanding principal balance of the subject Mortgage Loan (together with the then-outstanding aggregate principal balance of all other Mortgage Loans that are cross-collateralized with the subject Mortgage Loan or that are made to the same Borrower or to other Borrowers that are, to the Master Servicer's or Special Servicer's, as applicable, actual knowledge, Affiliates of the Borrower under the subject Mortgage Loan) is more than 5.0% of the then-outstanding aggregate principal balance of the Mortgage Pool, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause until it has obtained written confirmation from each Rating Agency that such action shall not result in a downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates; and provided, further, that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause governing the transfer of any Mortgaged Property which secures, or controlling interests in any Borrower under, a Group of Cross-Collateralized Mortgage Loans unless all of the Mortgaged Properties securing, or a controlling interest in all the Borrowers (if more than one) under, such Group of Cross-Collateralized Mortgage Loans are transferred simultaneously to the same transferee. In the event that the Master Servicer or Special Servicer intends or is required, in accordance with the preceding sentence, the Mortgage Loan documents or applicable law, to permit the transfer of any Mortgaged Property, the Master Servicer or the Special Servicer, as the case may be, may, if consistent with the Servicing Standard, enter into a substitution of liability agreement, pursuant to which the original Borrower and any original guarantors are released from liability, and the transferee and any new guarantors are substituted therefor and become liable under the Mortgage Note and any related guaranties and, in connection therewith, may require from the related Borrower a reasonable and customary fee for the additional services performed by it, together with reimbursement for any related costs and expenses incurred by it (but only to the extent that charging such fee will not be a "significant modification" of the Mortgage Loan, or result in the receipt by REMIC I, REMIC II or REMIC III of net income from a "prohibited transaction", under the REMIC Provisions). The Master Servicer or the Special Servicer, as the case may be, shall promptly notify the Trustee in writing of any such agreement and forward the original thereof to the Trustee for inclusion in the related Mortgage File.

                  (b) As to each Mortgage Loan which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

                  (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property; or

                  (ii) requires the consent of the mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property;

then, for so long as such Mortgage Loan is included in the Trust Fund, each of the Master Servicer and the Special Servicer shall on behalf of the Trustee as the mortgagee of record, as to those Mortgage Loans it is obligated to service hereunder, exercise (or waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing Standard, but subject to
Section 3.20(a)(iii); provided that, notwithstanding anything to the contrary contained herein, the Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause unless it first shall have provided to the Special Servicer, at least two (2) Business Days prior to the granting of such waiver or consent, written notice of the matter, and the Special Servicer shall not have objected to the granting of such consent or waiver within such two (2) Business Day period; and provided, further, that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause until it has obtained written confirmation from each Rating Agency that such action would not result in the downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates.

                  (c) Nothing in this Section 3.08 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any additional lien or other encumbrance with respect to such Mortgaged Property.

                  SECTION 3.09. Realization Upon Defaulted Mortgage Loans.

                  (a) The Special Servicer shall, subject to subsections (b) through (d) of this Section 3.09, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, and which are not released from the Trust Fund pursuant to any other provision hereof, if the Special Servicer determines, consistent with the Servicing Standard, that such action would be in the best economic interest of the Trust; provided that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Additional Interest (other than the making of requests for its collection) unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Additional Interest, also necessary, appropriate and consistent with the

Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Additional Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. The Special Servicer shall advance or direct the Master Servicer to advance, as contemplated by Section 3.19(d), all costs and expenses to be incurred on behalf of the Trust in any such proceedings, subject to each of the Master Servicer and the Special Servicer being entitled to reimbursement for any such advance as a Servicing Advance as provided in Section 3.05(a), and further subject to the Special Servicer's being entitled to pay out of the related Liquidation Proceeds any Liquidation Expenses incurred in respect of any Mortgage Loan, which Liquidation Expenses were outstanding at the time such proceeds are received. In connection with the foregoing, in the event of a default under any Mortgage Loan or Group of Cross-Collateralized Mortgage Loans that are secured by real properties located in multiple states, and such states include the State of California or another state with a statute, rule or regulation comparable to the State of California's "one action" rule, then the Special Servicer shall consult with Independent counsel regarding the order and manner in which the Special Servicer should foreclose upon or comparably proceed against such properties (the cost of such consultation to be advanced by the Master Servicer as a Servicing Advance, at the direction of the Special Servicer, subject to the Master Servicer's being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a)). When applicable state law permits the Special Servicer to select between judicial and non-judicial foreclosure in respect of any Mortgaged Property, the Special Servicer shall make such selection in a manner consistent with the Servicing Standard. Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust, to make an offer on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any Appraisal obtained pursuant to the following sentence or otherwise, all such offers to be made in a manner consistent with the Servicing Standard. If and when the Special Servicer or the Master Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of making an offer at foreclosure or otherwise, the Special Servicer or the Master Servicer, as the case may be, is authorized to have an Appraisal completed with respect to such property (the cost of which Appraisal shall be advanced by the Master Servicer as a Servicing Advance, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a), such Advance to be made at the direction of the Special Servicer when the Appraisal is obtained by the Special Servicer).

                  (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 (with the exception of cash or cash equivalents pledged as collateral for a Mortgage Loan) unless either:

                  (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

                  (ii) the Special Servicer shall have obtained an Opinion of Counsel (the reasonable cost of which may be withdrawn from the Collection Account pursuant to Section

         3.05(a)) to the effect that the holding of such personal property by the Trust will not cause either of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding or, subject to Section 3.17, cause the imposition of a tax on the Trust under the REMIC Provisions.

                  (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Special Servicer nor the Master Servicer shall, on behalf of the Trustee, initiate foreclosure proceedings, obtain title to a Mortgaged Property in lieu of foreclosure or otherwise, have a receiver of rents appointed with respect to any Mortgaged Property, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless (as evidenced by an Officer's Certificate to such effect delivered to the Trustee) the Special Servicer has previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Assessment (and any additional environmental testing that the Special Servicer deems necessary and prudent) of such Mortgaged Property performed within the 12-month period preceding such determination by an Independent Person who regularly conducts Phase I Environmental Assessments and such additional environmental testing, that:

                  (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith and proceeding against the Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), taking into consideration any associated liabilities, than not taking such actions and not proceeding against such Mortgaged Property; and

                  (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and/or regulations or, if such circumstances or conditions are present for which any such action could be required, that taking such actions with respect to such Mortgaged Property and proceeding against the Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), taking into consideration any associated liabilities, than not taking such actions and not proceeding against such Mortgaged Property.

                  The cost of such Phase I Environmental Assessment and any such additional environmental testing shall be advanced by the Master Servicer at the direction of the Special Servicer given in accordance with the Servicing Standard; provided, however, that the Master Servicer shall not be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance. Amounts so advanced shall be subject to reimbursement as Servicing Advances in accordance with Section 3.05(a). The cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause
(ii) of the preceding paragraph shall be payable directly out of the Collection Account.

                  (d) If the environmental testing contemplated by Section 3.09(c) above establishes that either of the conditions set forth in clauses
(i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property, but including the sale of the affected Mortgage Loan) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Special Servicer shall have notified the Trustee and the Master Servicer in writing of its intention to so release all or a portion of such Mortgaged Property, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall not have objected to such release within 30 days of the Trustee's distributing such notice.

                  (e) The Special Servicer shall provide written reports to the Trustee and the Master Servicer monthly regarding any actions taken by the Special Servicer with respect to any Mortgaged Property securing a defaulted Mortgage Loan as to which the environmental testing contemplated in subsection
(c) above has revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied or that any remedial, corrective or other further action contemplated by either such clause is required, in each case until the earliest to occur of (i) satisfaction of both such conditions and completion of all such remedial, corrective or other further action, (ii) repurchase of the related Mortgage Loan by the related Mortgage Loan Seller and (iii) release of the lien of the related Mortgage on such Mortgaged Property. The Trustee shall forward or make available electronically copies of all such reports to the Certificateholders and the Rating Agencies promptly following the receipt thereof.

                  (f) The Special Servicer shall file on a timely basis the information returns with respect to the receipt of any mortgage interest received in a trade or business, the reports of foreclosures and abandonments and reports relating to any cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code and deliver annually, in January of each year, to the Trustee an Officer's Certificate stating that all such reports that were required to be filed during the prior 12 months, have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  (g) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action. The Master Servicer, at the direction of the Special Servicer, shall advance the costs incurred in any such deficiency action, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in
Section 3.05(a).

                  (h) The Special Servicer shall maintain accurate records, certified by a Servicing Officer, of each Final Recovery Determination in respect of any Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee, the Master Servicer and the Rating Agencies no later than the tenth Business Day following such Final Recovery Determination.

                  SECTION 3.10. Trustee to Cooperate; Release of Mortgage
Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or Special Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer or Special Servicer, as the case may be, shall immediately notify the Trustee and request delivery of the related Mortgage File by delivering thereto a Request for Release in the form of Exhibit E attached hereto signed by a Servicing Officer of the Master Servicer or Special Servicer, as applicable. Any such Request for Release shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.04(a) have been or will be so deposited. Upon receipt of such notice and request conforming in all material respects to the provisions hereof, the Trustee shall promptly release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer or Special Servicer, as applicable, and shall, if requested, promptly execute and deliver such documents furnished to it by such person and certified by such person as being necessary for such purpose. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

                  (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), then, upon request of the Master Servicer or the Special Servicer and receipt therefrom of a Request for Release in the form of Exhibit E attached hereto signed by a Servicing Officer thereof, the Trustee shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be, and shall, if requested, promptly execute and deliver such documents furnished to it by such person and certified by such person as being necessary for such purpose. Upon return of such Mortgage File (or portion thereof) to the Trustee or the related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Master Servicer or the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee to the Master Servicer or the Special Servicer, as applicable.

                  (c) The Trustee, if requested, shall promptly execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents furnished by the Special Servicer and certified by it as being necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or for any other purpose necessary or advisable in the reasonable, good faith judgment of the Special Servicer; provided, however, that the Special Servicer shall be responsible for the preparation of all such documents and pleadings; and when submitted to the Trustee for signature, such documents or pleadings shall be accompanied by a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.11. Servicing Compensation; Interest on Servicing
                                Advances; Payment of Certain Expenses;
                                Obligations of the Trustee and the Fiscal Agent Regarding Back-up Servicing Advances.

                  (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each and every Mortgage Loan (including, without limitation, each and every Specially Serviced Mortgage Loan) and REO Loan. As to each Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue from time to time at the applicable Master Servicing Fee Rate on the basis of the same principal amount and for the same number of days respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be changed or modified at any time following the Closing Date) and applicable law. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account pursuant to Section 3.05(a). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement or except as provided in Section 3.22(d). The Master Servicer shall, monthly out of its Master Servicing Fee, pay to any Sub-Servicer retained by the Master Servicer such Sub-Servicer's sub-servicing fee (including, without limitation, any Primary Servicing Fee, if applicable), to the extent such Sub-Servicer is entitled thereto under the applicable Sub-Servicing Agreement.

                  (b) The Master Servicer shall be entitled to receive as additional servicing compensation:

                  (i) all Net Default Charges, assumption fees, modification fees and any similar fees (excluding Prepayment Premiums), if any, actually collected in respect of any Mortgage Loan and allocable to the period that it was not a Specially Serviced Mortgage Loan;

                  (ii) charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds, to the extent actually paid by a Borrower with respect to any Mortgage Loan;

                  (iii) all Prepayment Interest Excesses, if any, collected on the Mortgage Loans (but only to the extent such Prepayment Interest Excesses collected during any Collection Period are greater than all Prepayment Interest Shortfalls incurred in respect of the Mortgage Loans during such Collection Period); and

                  (iv) interest or other income earned on deposits in the Investment Accounts maintained by the Master Servicer, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to any such Investment Account for each Collection Period and, in the case of a Servicing Account or Reserve Account, only to the extent such interest or other income is not required to be paid to any Borrower under applicable law or under the related Mortgage Loan documents);

provided that with respect to the items of additional servicing compensation set forth in clauses (i) and (ii) above, the Master Servicer shall, in turn, pay the amounts described therein to the related Sub-Servicer to the extent such Sub-Servicer is entitled thereto under the applicable Sub-Servicing Agreement.

                  Notwithstanding anything to the contrary contained herein, any entity acting as Master Servicer shall be entitled to assign to an Affiliate the right to receive, for so long as (but only for so long as) such entity continues to act as Master Servicer, any or all of the items constituting additional servicing compensation contemplated by this Section 3.11(b).

                  The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any Sub-Servicer retained by it and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Collection Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

                  (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the basis of the same principal amount and for the same number of days respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be modified at any time following the Closing Date) and applicable law. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account pursuant to Section 3.05(a).

                  As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan, unless the basis on which such Mortgage Loan became a Corrected Mortgage Loan was the remediation of a circumstance or condition relating to the related Mortgage Loan Seller's obligation to repurchase such Mortgage Loan pursuant to Section 2.03, in which case, if such Mortgage Loan is repurchased within the applicable cure period following the related Mortgage Loan Seller's notice or discovery (whichever occurred earlier) of the Document Defect or breach giving rise to such repurchase obligation, no Workout Fee will be payable from or based upon the receipt of, any Purchase Price paid by the related Mortgage Loan Seller in satisfaction of such repurchase obligation. Furthermore, no Workout Fees will be payable from, or based upon, the receipt of any Liquidation Proceeds paid by any Majority Certificateholder of the Controlling Class, the Master Servicer or the Sole Certificateholder in connection with the purchase of, or the exchange of all the Certificates for, all the Mortgage Loans and any REO Properties in the Trust Fund pursuant to Section 9.01 hereof. As to each Corrected Mortgage Loan, subject to the exceptions provided for in the preceding two sentences, the Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, each collection of interest (other than Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) and principal received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated other than for cause or resigns in accordance with clause (ii) of the first paragraph of Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such Mortgage Loan ceases to be payable in accordance with the preceding sentence.

                  As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any full or discounted payoff from the related Borrower or any Liquidation Proceeds (other than in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property by the Special Servicer pursuant to Section 3.18, by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 3.18 or Section 9.01, or by CREI or SBRC pursuant to Section 2.03 within the applicable cure period of its discovery or notice (whichever occurred earlier) of the breach or Document Defect that gave rise to the repurchase obligation; other than in connection with the acquisition of any such Specially Serviced Mortgage Loan or REO Property by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01; and other than in connection with the condemnation or other governmental taking of a Mortgaged Property or REO Property). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full or discounted payoff and/or such Liquidation Proceeds (excluding any portion of such payoff and/or proceeds that represents accrued but unpaid Additional Interest with respect to an ARD Loan after its Anticipated Repayment Date or accrued but unpaid Default Interest); provided that no Liquidation Fee will be payable with respect to any such Specially Serviced Mortgage Loan that becomes a Corrected Mortgage Loan; and provided, further, that (without limiting the Special Servicer's right to any Workout Fee that is properly payable therefrom), no Liquidation Fee will be payable from, or based upon the receipt of, Liquidation Proceeds collected as a result of any purchase or other acquisition of a Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph or in connection with a condemnation or other governmental taking of a Mortgaged Property or REO Property.

                  Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds on or with respect to such Mortgage Loan.

                  The Special Servicer's right to receive the Special Servicing Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

                  (d) The Special Servicer shall be entitled to receive as additional special servicing compensation:

                  (i) (A) to the extent allocable to the period when any Mortgage Loan is a Specially Serviced Mortgage Loan or to the extent allocable to an REO Loan, any Net Default Charges actually collected on such Mortgage Loan or REO Loan, as the case may be, and (B) any assumption fees, modification fees or similar fees (excluding Prepayment Premiums) actually collected on or with respect to Specially Serviced Mortgage Loans or REO Loans; and

                  (ii) interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period).

                  To the extent the amounts described in clause (i)(B) of the preceding paragraph are collected by the Master Servicer, the Master Servicer shall promptly pay such amounts to the Special Servicer and shall not be required to deposit such amounts in the Collection Account pursuant to Section 3.04(a). Additional servicing compensation to which the Master Servicer (or, if so provided by the applicable Sub-Servicing Agreement, any Sub-Servicer retained thereby) is entitled pursuant to Section 3.11(b) in the form of assumption fees, modification fees and any similar fees (excluding Prepayment Premiums) collected by the Special Servicer on Mortgage Loans that are not Specially Serviced Mortgage Loans or REO Loans, or in the form of charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds with respect to any Mortgage Loans (including, without limitation, Specially Serviced Mortgage Loans), shall be paid promptly to the Master Servicer by the Special Servicer.

                  Notwithstanding anything to the contrary contained herein, any entity acting as Special Servicer shall be entitled to assign to an Affiliate the right to receive, for so long as (but only for so long as) such entity continues to act as Special Servicer, any or all of the items constituting additional special servicing compensation contemplated by this
Section 3.11(d).

                  The Special Servicer shall be required to pay out of its own funds all overhead, general and administrative expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any Sub-Servicers retained by it and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Collection Account or the REO Account and the Master Servicer is not required to advance such expenses at the direction of the Special Servicer, and the Special Servicer shall not be entitled to reimbursement except as expressly provided in this Agreement.

                  (e) If the Master Servicer or Special Servicer is required under this Agreement to make a Servicing Advance, but neither does so within ten (10) days after such Servicing Advance is required to be made, then the Trustee, if it has actual knowledge of such failure on the part of the Master Servicer or Special Servicer, as the case may be, shall give notice of such failure to the Master Servicer and/or the Special Servicer, as appropriate. If such Servicing Advance is not made by the Master Servicer or the Special Servicer within three (3) Business Days after such notice then (subject to Section 3.11(g) below), the Trustee shall make such Servicing Advance. If the Trustee fails to make any Servicing Advance required to be made under this
Section 3.11(e), then (subject to Section 3.11(g) below) the Fiscal Agent shall make such Advance within one (1) Business Day of such failure on the part of the Trustee, whereupon the Trustee shall be deemed not to be in default under this Agreement. Any failure by the Master Servicer or the Special Servicer to make a Servicing Advance it is required to make hereunder shall constitute an Event of Default by the Master Servicer or the Special Servicer, as the case may be, subject to and as provided in Section 7.01(a).

                  (f) As and to the extent permitted by Section 3.05(a), the Master Servicer, the Special Servicer (to the extent it has not already been reimbursed for any such Servicing Advance by the Master Servicer), the Trustee and the Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby (out of its own funds) for so long as such Servicing Advance is outstanding, and such interest will be paid: first, out of any Default Charges collected on or in respect of the related Mortgage Loan or REO Loan; and second, at any time coinciding with or following the reimbursement of such Servicing Advance, to the extent that any such Default Charges then on deposit in the Collection Account are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account. As and to the extent provided in Sections 3.03(a) and 3.05(a), the Master Servicer shall reimburse itself, the Special Servicer, the Trustee or the Fiscal Agent, as appropriate, for any Servicing Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Collection Account or a Servicing Account.

                  (g) Notwithstanding anything to the contrary set forth herein, none of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent shall be required to make any Servicing Advance (including, without limitation, an Emergency Advance) that it determines in its reasonable and good faith judgment would constitute a Nonrecoverable Servicing Advance. In addition, Nonrecoverable Servicing Advances shall be reimbursable pursuant to
Section 3.05(a)(vii) out of general collections on the Mortgage Pool on deposit in the Collection Account. The determination by the Master Servicer, the Special Servicer or, if applicable, the Trustee or the Fiscal Agent, that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officer's Certificate delivered promptly to the Trustee (or, if applicable, retained thereby), the Sponsor and the Rating Agencies, setting forth the basis for such determination, together with (if such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information, including, without limitation, engineers' reports, environmental surveys, inspection reports, rent rolls, income and expense statements or similar reports, that the Master Servicer or the Special Servicer may have obtained and that supports such determination. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer or the Special Servicer, as the case may be, may, subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of a Servicing Advance, obtain an Appraisal for such purpose at the expense of the Trust. The Trustee and the Fiscal Agent shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer or the Special Servicer with respect to a particular Servicing Advance, and the Master Servicer shall be entitled to rely on any determination of nonrecoverability that may have been made by the Special Servicer with respect to a particular Servicing Advance.

                  (h) Notwithstanding anything to the contrary set forth herein, the Master Servicer shall (at the direction of the Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved) pay directly out of the Collection Account any servicing expense that, if paid by the Master Servicer or the Special Servicer, would constitute a Nonrecoverable Servicing Advance; provided that the Master Servicer (or the Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced by an Officer's Certificate delivered promptly to the Trustee, the Sponsor and the Rating Agencies, setting forth the basis for such determination and accompanied by any information that the Master Servicer or the Special Servicer may have obtained that supports such determination.

                  SECTION 3.12. Inspections; Collection of Financial
Statements.

                  (a) Commencing in 1999, the Master Servicer shall perform or cause to be performed physical inspections of each Mortgaged Property at least once every two (2) years (or, if the related Mortgage Loan has a then current balance greater than $2,000,000, at least once every year), provided that at least 50% of the Mortgaged Properties (by both number and aggregate Stated Principal Balances of the related Mortgage Loans) will be inspected each year by the Master Servicer (or an entity employed by the Master Servicer for such purpose) or, in accordance with the second succeeding sentence, by the Special Servicer. The Master Servicer shall be responsible for such inspections only in respect of (i) Mortgage Loans that are not Specially Serviced Mortgage Loans and (ii) Corrected Mortgage Loans. The Special Servicer, subject to statutory limitations or limitations set forth in the related Mortgage Loan documents, shall perform or cause to be performed a physical inspection of a Mortgaged Property (i) as soon as practicable after the servicing of the related Mortgage Loan is transferred thereto pursuant to
Section 3.21(a) and (ii) each year thereafter until such Mortgage Loan becomes a Corrected Mortgage Loan. The Master Servicer and the Special Servicer shall each prepare or cause to be prepared as soon as reasonably possible a written report of each such inspection performed or caused to be performed thereby detailing the condition of the Mortgaged Property and specifying the existence of (i) any vacancy in the Mortgaged Property that is, in the reasonable judgment of the Master Servicer or Special Servicer (or their respective designees), as the case may be, material and is evident from such inspection,
(ii) any abandonment of the Mortgaged Property, (iii) any change in the condition or value of the Mortgaged Property that is, in the reasonable judgment of the Master Servicer or Special Servicer (or their respective designees), as the case may be, material and is evident from such inspection,
(iv) any waste on or deferred maintenance in respect of the Mortgaged Property that is evident from such inspection or (v) any capital improvements made that are evident from such inspection. The Master Servicer and Special Servicer each shall, within ten (10) days of the preparation thereof, deliver to the Trustee, the Rating Agencies and each other a copy of (and, upon request, shall promptly discuss therewith the contents of) each such written report prepared or caused to be prepared by or on behalf of it. The Trustee shall make available to Certificateholders, Certificate Owners and prospective Certificateholders and Certificate Owners (which prospective Certificateholders and Certificate Owners have been certified to it as such by a Certificateholder or a Certificate Owner), in accordance with Section 8.12(b), copies of all the written reports delivered to it pursuant to this Section 3.12(a). In the absence of actual knowledge that the Master Servicer or the Special Servicer is in default under this Section 3.12(a), the Trustee shall have no obligation to confirm that inspections of the Mortgaged Properties are being performed in accordance with this Section 3.12(a). The preceding sentence notwithstanding, in the event the Trustee has received, as of December 31 of any calendar year, inspection reports with respect to less than 50% of the Mortgaged Properties as set forth in the first sentence of this Section 3.12(a), the Trustee shall notify the Master Servicer of such fact in writing on or before January 31 of the immediately succeeding calendar year. The notice provided by the Trustee to the Master Servicer of the deficiency in the number of inspection reports provided to the Trustee, shall constitute notice "requiring the same to be remedied" within the meaning of Section 7.01(a)(vi) hereof and shall so state on its face. If the Master Servicer does not provide satisfactory evidence (which shall include the presentation of the required reports) of the performance of the number of inspections required pursuant to the first sentence of this
Section 3.12(a) within thirty (30) days of such notice, the Master Servicer shall be deemed to have failed duly to observe and perform in all material respects its covenants and agreements set forth in this Section 3.12(a).

                  (b) The Special Servicer, in the case of the Specially Serviced Mortgage Loans and REO Properties, and the Master Servicer, in the case of all other Mortgage Loans, shall make reasonable efforts to collect or otherwise obtain promptly (from the related Borrower in the case of a Mortgage
Loan) annual and quarterly operating statements and rent rolls of the related Mortgaged Property or REO Property (and financial statements of the related Borrower in the case of a Mortgage Loan), whether or not delivery of such items is required pursuant to the terms of the related Mortgage. The Special Servicer, in the case of the Specially Serviced Mortgage Loans and REO Properties, and the Master Servicer, in the case of all other Mortgage Loans, shall promptly deliver copies of the collected items to the Trustee, the Rating Agencies and each other, in each case within 45 days of its receipt thereof. In the absence of actual knowledge that the Master Servicer or the Special Servicer is in default under this Section 3.12(b), the Trustee shall have no obligation to confirm that the Master Servicer or the Special Servicer has or is attempting to collect any of the items described above in this Section 3.12(b).

                  (c) If, with respect to any Mortgage Loan (other than a Specially Serviced Mortgage Loan), the Special Servicer has any questions for the related Borrower based upon the information received by the Special Servicer pursuant to Section 3.12(a) or 3.12(b), the Master Servicer shall, in this regard and without otherwise changing or modifying its duties hereunder, reasonably cooperate with the Special Servicer in assisting the Special Servicer to contact and solicit information from such Borrower.

                  SECTION 3.13. Annual Statement as to Compliance.

                  Each of the Master Servicer and the Special Servicer will deliver to the Trustee, with a copy to the Sponsor and each other, on or before March 15 of each year, beginning March 15, 2000, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year, and of its performance under this Agreement during such calendar year, has been made under the signing officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has in all material respects fulfilled all of its obligations under this Agreement throughout the preceding calendar year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification or status as a REMIC of, or otherwise asserting a tax (other than ad valorem real property taxes or other similar taxes on REO Property) on the income or assets of, any portion of the Trust Fund from the Internal Revenue Service or from any other governmental agency or body or, if it has received any such notice, specifying the details thereof. The signing officer shall have no personal liability with respect to the content of any such statement, and the Master Servicer or the Special Servicer, as the case may be, shall be deemed to have made such statement and shall assume any liability resulting therefrom.

                  The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Sponsor in conforming any Officer's Certificate delivered pursuant to this Section 3.13 to requirements imposed by the Commission on the Sponsor in connection with the Commission's issuance of a no-action letter relating to the Sponsor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

                  SECTION 3.14. Reports by Independent Public Accountants.

                  On or before March 15 of each year, beginning March 15, 2000, each of the Master Servicer and the Special Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Sponsor, the Trustee and each other to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the Master Servicer's or the Special Servicer's, as the case may be, servicing of the Mortgage Loans under this Agreement or the servicing of mortgage loans similar to the Mortgage Loans under substantially similar agreements for the preceding calendar year (or during the period from the date of commencement of the Master Servicer's or the Special Servicer's, as the case may be, duties hereunder until the end of such preceding calendar year in the case of the first such statement) and that the assertion of management of the Master Servicer or the Special Servicer, as the case may be, that it maintained an effective internal control system over servicing of the Mortgage Loans or similar mortgage loans is fairly stated in all material respects, based upon established criteria, which statement meets the standards applicable to accountants' reports intended for general distribution. In rendering its report such firm may rely, as to matters relating to the direct servicing of securitized commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

                  The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Sponsor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Sponsor in connection with the Commission's issuance of a no-action letter relating to the Sponsor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

                  SECTION 3.15. Access to Certain Information.

                  Each of the Master Servicer and the Special Servicer shall provide or cause to be provided to the other such party, the Sponsor, the Trustee and the Rating Agencies, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans and the other assets of the Trust Fund that are within its control which may be required by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

                  SECTION 3.16. Title to REO Property; REO Account.

                  (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee on behalf of the Certificateholders. The Special Servicer shall sell any REO Property by the end of the third calendar year following the year in which the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either (i) is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee and the REMIC Administrator an Opinion of Counsel, addressed to the Trustee and the REMIC Administrator, to the effect that the holding by the Trust of such REO Property subsequent to the end of the third calendar year following the year in which such acquisition occurred, will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II or REMIC III as defined in Section 860F of the Code or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any reasonable expense incurred by the Special Servicer in connection with its being granted the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust payable out of the Collection Account pursuant to Section 3.05(a). Any REO Extension shall be requested by the Special Servicer no later than 60 days before the end of the third calendar year following the year in which the Trust acquired ownership of the related REO Property.

                  (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account and may consist of one account for all the REO Properties. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, within two (2) Business Days of receipt, all REO Revenues, Liquidation Proceeds (net of all Liquidation Expenses paid therefrom) and Insurance Proceeds received in respect of an REO Property. The Special Servicer is authorized to pay out of related Liquidation Proceeds any Liquidation Expenses incurred in respect of an REO Property and outstanding at the time such proceeds are received. Funds in the REO Account may be invested in Permitted Investments in accordance with Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the other parties hereto of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

                  (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. Within one Business Day following the end of each Collection Period, the Special Servicer shall withdraw from the REO Account and deposit into the Collection Account or deliver to the Master Servicer (which shall deposit such amounts into the Collection Account) the aggregate of all amounts received in respect of each REO Property during such Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, maintenance and disposition of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

                  (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

                  SECTION 3.17. Management of REO Property.

                  (a) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust. If the Special Servicer determines from such review that:

                  (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), then such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

                  (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                  (iii) It would not be commercially reasonable to operate and manage such property as REO Property without the Trust incurring or possibly incurring an REO Tax on income from such property, then the Special Servicer shall deliver to the REMIC Administrator, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent reasonably possible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the REMIC Administrator shall consult with the Special Servicer and shall advise the Special Servicer of the Trust's federal income tax reporting position with respect to the various sources of income that the Trust would derive under the Proposed Plan. In addition, the REMIC Administrator shall (to the maximum extent reasonably possible) advise the Special Servicer of the estimated amount of taxes that the Trust would be required to pay with respect to each such source of income from such REO Property. After receiving the information described in the two preceding sentences from the REMIC Administrator, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

                  The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially feasible) the net after-tax REO Revenues received by the Trust with respect to such property without materially impairing its marketability and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to such REO Property. Both the Special Servicer and the REMIC Administrator may consult with counsel knowledgeable in such matters at (to the extent reasonable) the expense of the Trust in connection with determinations required under this Section 3.17(a). Neither the Special Servicer nor the REMIC Administrator shall be liable to the Certificateholders, the Trust, the other parties hereto or each other for errors in judgment made in good faith in the reasonable exercise of their discretion or in reasonable and good faith reliance on the advice of knowledgeable counsel while performing their respective responsibilities under this Section 3.17(a) or, to the extent it relates to federal income tax consequences for the Trust, Section 3.17(b) below. Nothing in this Section 3.17(a) is intended to prevent the sale of a Defaulted Mortgage Loan or REO Property pursuant to the terms and subject to the conditions of Section 3.18.

                  (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), result in the receipt by any of REMIC I, REMIC II or REMIC III of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or in an Adverse REMIC Event in respect of any such REMIC. Except as provided in Section 3.17(a), the Special Servicer shall not enter into any lease, contract or other agreement that causes REMIC I to receive, and (unless required to do so under any lease, contract or agreement to which the Special Servicer or the Trust may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage Loan) shall not cause or allow REMIC I to receive any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including without limitation:

                  (i) all insurance premiums due and payable in respect of such REO Property;

                  (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

                  (iii) any ground rents in respect of such REO Property; and

                  (iv) all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in the preceding sentence with respect to such REO Property, the Special Servicer shall direct the Master Servicer to make (and the Master Servicer shall so make) Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced in the manner contemplated by Section 3.11(g)) the Special Servicer or the Master Servicer determines, in its reasonable, good faith judgment, that such payment would be a Nonrecoverable Servicing Advance.

                  (c) The Special Servicer may (and, except as otherwise permitted by Section 3.17(a), shall if it would avoid an Adverse REMIC Event) contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                  (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

                  (ii) the fees of such Independent Contractor (which shall be expenses of the Trust) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

                  (iii) any such contract shall be consistent with the provisions of Treasury Regulation ss.1.856-4(b)(5) and, to the extent consistent therewith, shall be administered to require that the Independent Contractor, in a timely manner, (A) to the extent of available revenue from the REO Property, pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in Section 3.17(b) above, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

                  (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

                  (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.18. Sale of Defaulted Mortgage Loans and REO Properties.

                  (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03 and 9.01.

                  (b) If the Special Servicer has determined, in its good faith and reasonable judgment, that any Defaulted Mortgage Loan will become the subject of a foreclosure sale or similar proceeding, and that the sale of such Mortgage Loan under the circumstances provided in this Section 3.18(b) or in
Section 3.18(c) is in accordance with the Servicing Standard, then the Special Servicer shall promptly so notify in writing the Trustee and the Master Servicer, and the Trustee shall, within ten (10) days after receipt of such notice, notify all the Certificateholders of the Controlling Class. The Majority Certificateholder of the Controlling Class may at its or their option purchase from the Trust, at a price equal to the applicable Purchase Price, any such Defaulted Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Collection Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Certificateholder(s) effecting such purchase (or any designee thereof) the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Certificateholder(s) effecting such purchase (or any designee thereof) ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Certificateholder(s) effecting such purchase (or any designee thereof).

                  (c) If the Majority Certificateholder of the Controlling Class has not purchased any Defaulted Mortgage Loan described in the first sentence of Section 3.18(b) within fifteen (15) days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Special Servicer or, subject to the Special Servicer's prior rights in such regard, the Master Servicer may at its option purchase such Mortgage Loan from the Trust, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this paragraph (c) shall be deposited into the Collection Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

                  (d) The Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 3.18(b) or Section 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Trust. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title, loan status, condition and similar customary matters, if liability for breach thereof is limited to recourse against the Trust) for a period of not less than 30 days. Unless the Special Servicer determines that acceptance of any offer would not be in the best economic interests of the Trust, the Special Servicer shall accept the highest cash offer received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any offer determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09 and, otherwise, in accordance with the Servicing Standard.

                  The Special Servicer shall use its best efforts to solicit cash offers for each REO Property in such manner as will be reasonably likely to realize a fair price for such property within the time period provided for by Section 3.16(a). The Special Servicer shall accept the first (and, if multiple offers are received contemporaneously, highest) cash offer received from any Person that constitutes a fair price (determined pursuant to Section 3.18(e) below) for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price (determined pursuant to Section 3.18(e) below) for any REO Property within the time constraints imposed by Section 3.16(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash offer, regardless of from whom received.

                  The Special Servicer shall give the Trustee and the Master Servicer not less than five (5) Business Days' prior written notice of its intention to sell any Defaulted Mortgage Loan or REO Property pursuant to this
Section 3.18(d). No Interested Person shall be obligated to submit an offer to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee nor the Fiscal Agent, each in its respective individual capacity, nor any of their respective Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

                  (e) Whether any cash offer constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of
Section 3.18(d), shall be determined by the Special Servicer or, if such cash offer is from an Interested Person, by the Trustee. In determining whether any offer received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall rely on the most recent Appraisal or updated Appraisal conducted in accordance with this Agreement within the preceding 12-month period or, in the absence of any such Appraisal, on a narrative appraisal prepared by a Qualified Appraiser, retained by the Special Servicer. Such appraiser shall be selected by the Special Servicer if neither the Special Servicer nor any Affiliate thereof is making an offer with respect to a Defaulted Mortgage Loan or REO Property and shall be selected by the Trustee if the Special Servicer or an Affiliate thereof is making such an offer. The cost of any such narrative appraisal shall be advanced by the Master Servicer, at the direction of the Special Servicer, and shall constitute a Servicing Advance. When any Interested Person is among those making an offer with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all offers be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the offered amount. In determining whether any offer from a Person other than an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account (in addition to the results of any Appraisal, updated Appraisal or narrative Appraisal that it may have obtained pursuant to this Agreement within the prior twelve (12) months), and in determining whether any offer from an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). Notwithstanding the other provisions of this Section 3.18, no cash offer from any Interested Person or any Affiliate thereof in an amount less than the related Purchase Price shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such offer is the highest cash offer received and at least two additional offers (not including the offers of Interested Persons or any Affiliates thereof) have been received from Independent third parties reflecting prices less than the related Purchase Price. The Purchase Price for any Defaulted Mortgage Loan or REO Property shall in all cases be deemed a fair price.

                  (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall act on behalf of the Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective offerors, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating offers without obligation to deposit such amounts into the Collection Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust (except such recourse imposed by those representations and warranties typically given in such transactions, any prorations applied thereto and any customary closing matters), and if such sale is consummated in accordance with the terms of this Agreement, none of the Special Servicer, the Master Servicer or the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

                  (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless, as evidenced by an Opinion of Counsel, changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (h) Notwithstanding any of the foregoing paragraphs of this
Section 3.18, the Special Servicer shall not be obligated to accept the highest cash offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the Certificateholders, and the Special Servicer may accept a lower cash offer (from any Person other than itself or an Affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations or the terms (other than price) offered by the prospective buyer making the lower offer are more favorable).

                  SECTION 3.19. Additional Obligations of the Master Servicer
                                and the Special Servicer.

                  (a) The Master Servicer shall maintain at its Primary Servicing Office and shall, upon reasonable advance written notice, make available during normal business hours for review by each Rating Agency and by any Certificateholder or Certificate Owner or any Person identified to the Master Servicer as a prospective transferee of a Certificate or an interest therein, copies of the Servicing Files; provided that, if the Master Servicer reasonably and in good faith determines that any item of information contained in such Servicing Files is of a nature that it should be conveyed to all Certificateholders at the same time, it shall, as soon as reasonably possible following its receipt of any such item of information, disclose such item of information to the Trustee as part of the reports to be delivered to the Trustee by the Master Servicer pursuant to Section 4.02(b), and until the Trustee has either disclosed such information to all Certificateholders in a Distribution Date Statement or has properly filed such information with the Commission on behalf of the Trust under the Exchange Act, the Master Servicer shall be entitled to withhold such item of information from any Certificateholder or Certificate Owner or prospective transferee of a Certificate or an interest therein; and provided, further, that the Master Servicer shall not be required to make particular items of information contained in the Servicing File for any Mortgage Loan available to any Person if the disclosure of such particular items of information is expressly prohibited by applicable law or the provisions of any related Mortgage Loan documents; and provided, further, that, except in the case of the Rating Agencies, the Master Servicer shall be entitled to recover from any Person reviewing the Servicing Files pursuant to this Section 3.19(a) its reasonable "out-of-pocket" expenses incurred in connection with making the Servicing Files available to such Person. Except as set forth in the provisos to the preceding sentence, copies of all or any portion of any Servicing File are to be made available by the Master Servicer upon request; however, the Master Servicer shall be permitted to require payment of a sum sufficient to cover the reasonable out-of-pocket costs and expenses of providing such service. The Special Servicer shall, as to each Specially Serviced Mortgage Loan and REO Property, promptly deliver to the Master Servicer a copy of each document or instrument added to the related Servicing File, and the Master Servicer shall in no way be in default under this Section 3.19(a) solely by reason of the Special Servicer's failure to do so.

                  In connection with providing access to or copies of the items described in the preceding paragraph, the Master Servicer may require, unless the Sponsor directs otherwise, (a) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a beneficial holder of Certificates and will otherwise keep such information confidential, and (b) in the case of a prospective purchaser, written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by the acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential, except to the extent that the Sponsor grants written permission to the contrary. The Master Servicer shall not be liable for the dissemination of information in accordance with this Section 3.19(a).

                  (b) Within sixty (60) days (or within such longer period as the Master Servicer or the Special Servicer, as applicable, is (as certified thereby to the Trustee in writing) diligently and in good faith proceeding to obtain the Appraisal referred to below ) after the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan, (ii) the 90th day following the occurrence of any uncured delinquency in Scheduled P&I Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan, (iv) the date on which the Borrower under any Mortgage Loan becomes the subject of bankruptcy, insolvency or similar proceedings, and (v) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan and any related REO Loan, until it ceases to be such in accordance with the following paragraph, a "Required Appraisal Loan"), the Master Servicer or the Special Servicer (whichever is then responsible for servicing such Mortgage Loan) shall obtain an Appraisal of the related Mortgaged Property (unless an Appraisal thereof had previously been obtained within the prior twelve months). The cost of such Appraisal shall be advanced by the Master Servicer, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in
Section 3.05(a), such Advance to be made at the direction of the Special Servicer when the Appraisal is obtained by the Special Servicer.

                  With respect to each Required Appraisal Loan (unless such loan has become a Corrected Mortgage Loan and has remained current for at least twelve (12) consecutive Scheduled P&I Payments, and no other Servicing Transfer Event has occurred with respect thereto during the preceding twelve months, in which case it will cease to be a Required Appraisal Loan), the Special Servicer shall, within thirty (30) days of each anniversary of such loan becoming a Required Appraisal Loan, order an update of the prior Appraisal (the cost of which shall be advanced by the Master Servicer as a Servicing Advance at the direction of the Special Servicer, subject to the Master Servicer's right to reimbursement as provided in Section 3.05(a)). Based upon such Appraisal, the Special Servicer shall redetermine and report to the Trustee the Appraisal Reduction Amount, if any, with respect to such loan.

                  (c) The Master Servicer and the Special Servicer shall each deliver to the other and to the Trustee (for inclusion in the Mortgage File), the Underwriter and the Rating Agencies copies of all Appraisals, environmental reports and engineering reports (or, in each case, updates thereof) obtained with respect to any Mortgaged Property or REO Property.

                  (d) No more frequently than once per calendar month, the Special Servicer may require the Master Servicer, and the Master Servicer shall be obligated, subject to the second following paragraph, to reimburse the Special Servicer for any Servicing Advances made by the Special Servicer, but not previously reimbursed (whether pursuant to Section 3.05(a), this Section 3.19(d) or otherwise) to the Special Servicer, and to pay the Special Servicer interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Such reimbursement and any accompanying payment of interest shall be made within ten (10) days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer. Upon the Master Servicer's reimbursement to the Special Servicer of any Servicing Advance and payment to the Special Servicer of interest thereon, all in accordance with this Section 3.19(d), the Master Servicer shall for all purposes of this Agreement be deemed to have made such

Servicing Advance at the same time as the Special Servicer originally made such Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Advance, together with Advance Interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance.

                  Notwithstanding anything to the contrary contained in this Agreement, if the Special Servicer (i) is required under any other provision of this Agreement to direct the Master Servicer to make a Servicing Advance or
(ii) is otherwise aware a reasonable period in advance that it is reasonably likely that the Special Servicer will incur a cost or expense that will, when incurred, constitute a Servicing Advance, the Special Servicer shall (in the case of clause (i) preceding), and shall use reasonable efforts to (in the case of clause (ii) preceding), request that the Master Servicer make such Servicing Advance, such request to be made in writing and in a timely manner that does not materially and adversely affect the interests of any Certificateholder and at least five (5) Business Days prior to the date on which such Servicing Advance is first required to be made; provided, however, that the Special Servicer shall have an obligation to make any Emergency Advance or any other Servicing Advance with respect to which it would, under the circumstances, be inconsistent with the Servicing Standard for the Special Servicer to request that the Master Servicer make such Servicing Advance (in lieu of making such Servicing Advance itself and seeking reimbursement therefor as provided herein); and provided, further, that the Special Servicer shall, with respect to Specially Serviced Mortgage Loans and REO Properties, make any Servicing Advance that it fails to timely request the Master Servicer to make. The Master Servicer shall (subject to the following paragraph) have the obligation to make any such Servicing Advance that it is requested by the Special Servicer to make within five (5) Business Days of the Master Servicer's receipt of such request. Subject to the foregoing, the Special Servicer shall be relieved of any obligations with respect to a Servicing Advance that it timely requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Servicing Advance), other than an Emergency Advance or any other Servicing Advance with respect to which it would, under the circumstances, be inconsistent with the Servicing Standard for the Special Servicer to request that the Master Servicer make such Servicing Advance (in lieu of making such Servicing Advance itself and seeking reimbursement therefor as provided herein). The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of the Special Servicer, together with Advance Interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advance made thereby.

                  Notwithstanding the foregoing provisions of this Section 3.19(d) or any other provision of this Agreement to the contrary, the Master Servicer shall not be required to reimburse the Special Servicer for, or make at the Special Servicer's direction, any Servicing Advance if the Master Servicer determines in its reasonable, good faith judgment that the Servicing Advance which the Special Servicer is directing the Master Servicer to reimburse it for or make hereunder, although not characterized by the Special Servicer as a Nonrecoverable Servicing Advance, is or would be, if made, a Nonrecoverable Servicing Advance. The Master Servicer shall notify the Special Servicer, the Trustee and the Fiscal Agent in writing of such determination. Such notice shall not obligate the Special Servicer to make such Servicing Advance.

                  (e) The Master Servicer shall deliver to the Trustee for deposit in the Distribution Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount equal to the lesser of
(i) the aggregate of all Prepayment Interest Shortfalls incurred (reduced (to not less than zero) by the aggregate of all Prepayment Interest Excesses collected) in connection with Principal Prepayments received in respect of the Mortgage Pool during the most recently ended Collection Period, and (ii) that portion of its aggregate Master Servicing Fee for the related Collection Period that is, in the case of each and every Mortgage Loan and REO Loan, calculated at 0.06% per annum.

                  (f) Except under the same circumstances that it would be permitted to waive a prepayment lockout provision in the subject Mortgage Loan pursuant to Section 3.20(a), neither the Master Servicer nor the Special Servicer shall consent to any Borrower's prepaying its Mortgage Loan, partially or in its entirety, if the Borrower would be prohibited from doing so without such consent.

                  (g) The Master Servicer shall not exercise any discretionary right it has with respect to any Mortgage Loan pursuant to the related Mortgage Note or Mortgage to apply any amounts maintained as an escrow or reserve to the principal balance of such Mortgage Loan except in the case of a default thereunder.

                  (h) Neither the Master Servicer nor the Special Servicer shall exercise any right on the part of the mortgagee to convert the Mortgage Loan identified on the Mortgage Loan Schedule by control number S139 to an ARD Loan.

                  SECTION 3.20. Modifications, Waivers, Amendments and
Consents.

                  (a) The Master Servicer and the Special Servicer each may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term of, forgive or defer the payment of interest (including, without limitation, Default Interest and Additional Interest) on and principal of, forgive Default Charges and Prepayment Premiums on, permit the release, addition or substitution of collateral securing, and/or permit the release of the Borrower on or any guarantor of any Mortgage Loan it is required to service and administer hereunder, without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

                  (i) other than as expressly provided in Section 3.02 (with respect to Default Charges), Section 3.08 (with respect to due-on-sale and due-on-encumbrance clauses) and Section 3.20(f) (with respect to Additional Interest), the Master Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan it is required to service and administer hereunder that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the Master Servicer's good faith and reasonable judgment, would materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; however, the Special Servicer may agree to any modification, waiver or amendment of any term of, extend the maturity of or take any of the other acts referenced in this Section 3.20(a) with respect to, a Specially Serviced Mortgage Loan that would have any such effect, but only (A) as expressly provided in Section
         3.02 and Section 3.08 or (B) if a material default on such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), than would liquidation;

                  (ii) the Special Servicer may not, in connection with any particular extension, (A) extend the maturity date of any Mortgage Loan beyond a date that is two (2) years prior to the Rated Final Distribution Date, (B) in the case of a Mortgage Loan secured solely by a Mortgage on the applicable Borrower's leasehold interest in all or any material portion of the related Mortgaged Property (but not by a Mortgage on the fee interest in such Mortgaged Property or portion thereof), extend the maturity date of such Mortgage Loan beyond a date that is ten (10) years prior to the expiration of the related Ground Lease or (C) in the case of a Mortgage Loan that is a Balloon Mortgage Loan, extend the maturity date beyond the amortization term thereof (as determined without regard to the Balloon Payment);

                  (iii) neither the Master Servicer nor the Special Servicer shall make or permit any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) or in Section 3.08 with respect to, any Mortgage Loan that would (A) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day of any such REMIC under the REMIC Provisions or (B) cause any Mortgage Loan to cease to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (neither the Master Servicer nor the Special Servicer shall be liable for decisions made under this subsection which were made in good faith; and, unless it would be contrary to the Servicing Standard to do so, each of the Master Servicer and the Special Servicer may rely on Opinions of Counsel in making such decisions);

                  (iv) neither the Master Servicer nor the Special Servicer shall permit any Borrower to add or substitute any collateral for an outstanding Mortgage Loan, which additional or substitute collateral constitutes real property, unless and until (A) the Master Servicer or the Special Servicer, as the case may be, shall have obtained written confirmation from each Rating Agency that such action would not result in a downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates and (B) the Special Servicer shall have first determined in accordance with the Servicing Standard, based upon a Phase I Environmental Assessment (and such additional environmental testing as the Special Servicer deems necessary and appropriate) prepared within the 12-month period prior to such determination by an Independent Person who regularly conducts Phase I Environmental Assessments (and such additional environmental testing), at the expense of the Borrower, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations; provided that, the Master Servicer shall not agree to any addition or substitution of any collateral unless it shall have provided to the Special Servicer, at least two (2) Business Days prior to agreeing to such addition or substitution, written notice of the matter, and the Special Servicer shall not have objected to such addition or substitution within such two (2) Business Day period; and

                  (v) neither the Master Servicer nor the Special Servicer shall release any collateral securing an outstanding Mortgage Loan (including, without limitation, as part of a substitution of collateral), except in connection with a payment in full or, subject to the other provisions of this Section 3.20, a discounted payoff of such Mortgage Loan, or except as provided in Section 3.09(d), or except where the Rating Agencies have provided written confirmation that such action would not result in a downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates and (A) either (1) the use of the collateral to be released will not, in the Master Servicer's or Special Servicer's, as the case may be, good faith and reasonable judgment, materially and adversely affect the Net Cash Flow being generated by or the use of the related Mortgaged Property, or (2) there is a corresponding principal paydown of such Mortgage Loan in an amount at least equal to, or a delivery of substitute collateral with an appraised value at least equal to, the appraised value of the collateral to be released and (B) the remaining Mortgaged Property and any substitute collateral is, in the Master Servicer's or Special Servicer's, as the case may be, good faith and reasonable judgment, adequate security for the remaining Mortgage Loan; provided that, the Master Servicer shall not agree to any release of collateral (except in connection with an ordinary condemnation) unless it shall have provided to the Special Servicer, at least two (2) Business Days prior to agreeing to such release or substitution, written notice of the matter, and the Special Servicer shall not have objected to the granting of such release within such two (2) Business Day period;

provided that (x) the limitations, conditions and restrictions set forth in clauses (i) through (v) above shall not apply to any act or event (including, without limitation, a release, substitution or addition of collateral) in respect of any Mortgage Loan that either occurs automatically, or results from the exercise of a unilateral option by the Borrower within the meaning of Treasury Regulations Section 1.1001-3(c)(2)(ii), in any event under the terms of such Mortgage Loan in effect on the Closing Date, and (y) notwithstanding clauses (i) through (v) above, neither the Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Borrower if in their reasonable and good faith judgment such opposition would not ultimately prevent the confirmation of such plan or one substantially similar.

                  (b) Neither the Master Servicer nor the Special Servicer shall have any liability to the Trust, the Certificateholders or any other Person if the Special Servicer's analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.20(a) (with respect to Specially Serviced Mortgage Loans) is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than would liquidation, should prove to be

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wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in good faith by the Special Servicer and the Special Servicer has complied with the Servicing Standard in ascertaining the pertinent facts. Each such determination shall be evidenced by an Officer's Certificate to such effect to be delivered by the Special Servicer to the Trustee.

                  (c) Any payment of interest, which is deferred pursuant to
Section 3.20(a), shall not, solely for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; provided, however, that this provision is in no way intended to affect amounts actually due and owing from the related Borrower under such Mortgage Loan.

                  (d) The Master Servicer and the Special Servicer each may, as a condition to its granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing (except with respect to any waiver pursuant to subsection (f) below), the granting of which is within the Master Servicer's or Special Servicer's, as the case may be, discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Borrower pay to it, as additional servicing compensation, a reasonable and customary fee (not to exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it.

                  (e) All modifications, waivers, amendments and other actions entered into or taken in respect of the Mortgage Loans pursuant to the preceding subsections of this Section 3.20 shall be in writing. Each of the Master Servicer and the Special Servicer shall notify the other such party and the Trustee, in writing, of any modification, waiver, amendment or other action entered into or taken in respect of any Mortgage Loan pursuant to this Section
3.20 and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage File (with a copy to the other such party), an original counterpart of the agreement relating to such modification, waiver, amendment or other action, promptly (and in any event within ten (10) Business Days) following the execution thereof. In addition, following the execution of any modification, waiver or amendment agreed to by the Special Servicer pursuant to Section 3.20(a) above, the Special Servicer shall deliver to the Master Servicer and the Trustee an Officer's Certificate setting forth in reasonable detail the basis of the determination made by it pursuant to clause (i) of Section 3.20(a).

                  (f) With respect to any ARD Loan after its Anticipated Repayment Date, the Master Servicer shall be permitted, in its discretion, to waive (such waiver to be in writing addressed to the related Borrower, with a copy to the Trustee) all or any accrued Additional Interest if, prior to the related maturity date, the related Borrower has requested the right to prepay the Mortgage Loan in full together with all other payments required by the Mortgage Loan in connection with such prepayment except for such accrued Additional Interest, provided that the Master Servicer's determination to waive the right to such accrued Additional Interest is reasonably likely to produce a greater payment to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related

Net Mortgage Rate) than a refusal to waive the right to such accrued Additional Interest. The Master Servicer will have no liability to the Trust, the Certificateholders or any other person so long as such determination is based on such criteria.

                  (g) With respect to any Mortgage Loan which permits release of the related Mortgaged Property through the exercise a Defeasance Option, the Master Servicer shall, to the extent consistent with and permitted by the applicable Mortgage Loan documents, permit the exercise of such Defeasance Option on any Due Date occurring more than two (2) years after the Startup Day (the "Release Date") only upon the satisfaction of the following conditions:

                  (i) No event of default shall exist under the related Mortgage Note;

                  (ii) The Borrower shall have paid on such Release Date (A) all interest accrued and unpaid on the principal balance of the related Mortgage Note to and including the Release Date; (B) all other sums, excluding scheduled interest or principal payments due under such Mortgage Note after the Release Date and (C) any costs and expenses incurred in connection with such release;

                  (iii) The Borrower shall have delivered Defeasance Collateral (or cash sufficient for the Master Servicer to acquire Defeasance Collateral (which the Master Servicer shall do promptly)) providing payments on or prior to all successive scheduled payment dates from the Release Date to the related Stated Maturity Date, and in an amount equal to or greater than the scheduled payments due on such dates under the Mortgage Loan; provided that, for purposes of the foregoing, in the case of an ARD Loan, such Mortgage Loan shall be deemed to be a Balloon Loan that matures on its Anticipated Repayment Date;

                  (iv) The Borrower shall have delivered a security agreement granting the Trust a first priority security interest in the Defeasance Collateral;

                  (v) The Master Servicer shall have received an Opinion of Counsel from the related Borrower (which shall be an expense of the related Borrower) to the effect that the Trust has a first priority security interest in the Defeasance Collateral and that the assignment thereof is valid and enforceable;

                  (vi) The Master Servicer shall have obtained at the related Borrower's expense a certificate from an Independent certified public accountant certifying that the Defeasance Collateral complies with the requirements of the related Mortgage Note;

                  (vii) If such Mortgage Loan so requires and provides for the related Borrower to pay the cost thereof, the Master Servicer shall have obtained an Opinion of Counsel from the related Borrower to the effect that such release would not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or cause a tax to be imposed on the Trust Fund under the REMIC Provisions;


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



                  (viii) The Borrower shall have provided evidence to the Master Servicer demonstrating that the lien of the related Mortgage is being released to facilitate the disposition of the Mortgaged Property or another customary commercial transaction, and not as part of an arrangement to collateralize the Certificates with obligations that are not real estate mortgages; and

                  (ix) The Master Servicer shall have obtained written confirmation from each Rating Agency that the related Borrower's exercise of such Defeasance Option would not result in a downgrade or withdrawal of any rating then assigned by such Rating Agency to any Class of Certificates.

                  In connection with the related Borrower's exercise of the Defeasance Option under any Defeasance Loan, the Master Servicer shall not consent to a new Person becoming the Borrower on the subject Defeasance Loan unless either such new Person is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan or the Defeasance Loan is not, and was not at any time, a personal liability (without regard to customary exceptions) of the Borrower.

                  SECTION 3.21. Transfer of Servicing Between Master Servicer
                                and Special Servicer; Record Keeping.

                  (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Master Servicer shall promptly give notice thereof, and deliver the related Servicing File, to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use its best efforts to comply with the preceding sentence within five (5) Business Days of the occurrence of each related Servicing Transfer Event.

                  Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Special Servicer shall promptly give notice thereof, and return the related Servicing File (or a copy thereof to the extent a copy had been received by the Special Servicer), to the Master Servicer and upon giving such notice, and returning such Servicing File (or copy thereof), to the Master Servicer, the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

                  Notwithstanding other provisions in this Agreement to the contrary, the Master Servicer shall remain responsible for the accounting, data collection, reporting (based on reports delivered by the Special Servicer) and other basic Master Servicer administrative functions with respect to Specially Serviced Mortgage Loans, provided that the Special Servicer shall establish procedures for the Master Servicer as to the application of receipts and tendered payments and shall have the exclusive responsibility for and authority over all contacts (including billing and collection) with and notices to Borrowers and similar matters relating to each Specially Serviced Mortgage Loan and the related Mortgaged Property.

                  Also notwithstanding anything herein to the contrary, in connection with the transfer to the Special Servicer of the servicing of a Cross-Collateralized Mortgage Loan as a result of a Servicing Transfer Event or the re-assumption of servicing responsibilities by the Master Servicer with respect to any such Mortgage Loan upon its becoming a Corrected Mortgage Loan, the Master Servicer and the Special Servicer shall each transfer to the other, as and when applicable, the servicing of all other Cross-Collateralized Mortgage Loans constituting part of the same Group; provided that no Cross-Collateralized Mortgage Loan may become a Corrected Mortgage Loan at any time that a continuing Servicing Transfer Event exists with respect to another Cross-Collateralized Mortgage Loan in the same Group.

                  (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Trustee originals of documents contemplated by the definition of "Mortgage File" and generated while such Mortgage Loan is a Specially Serviced Mortgage Loan, for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and shall provide to the Trustee and the Master Servicer copies of any additional related Mortgage Loan information, including correspondence with the related Borrower generated while such Mortgage Loan is a Specially Serviced Mortgage Loan.

                  (c) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and the Special Servicer are the same Person, all notices, certificates, information, consents and documents required to be given or delivered by the Master Servicer to the Special Servicer or vice versa shall be deemed to be given or delivered, as the case may be, without the necessity of any action on such Person's part.

                  SECTION 3.22. Sub-Servicing Agreements.

                  (a) The Master Servicer and, with the consent of the Sponsor, the Special Servicer, may each enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of its obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is not inconsistent with this Agreement and does not subject the Trust to any liability; (ii) expressly or effectively provides that if the Master Servicer or Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), any successor to the Master Servicer or the Special Servicer, as the case may be, hereunder (including the Trustee if the Trustee has become such successor pursuant to Section 7.02) may thereupon either assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or Special Servicer, as the case may be, under such agreement or, subject to the provisions of Section 3.22(d), terminate such rights and obligations, in either case without payment of any fee except as set forth in Section 3.22(d); (iii) prohibits the Sub-Servicer from modifying any Mortgage Loan or commencing any foreclosure or similar proceedings with respect to any Mortgaged Property without the consent of the Master Servicer or the Special Servicer; (iv) in the case of a Sub-Servicing Agreement entered into by the Master Servicer, expressly or effectively provides (unless the Special

Servicer agrees otherwise) that such agreement shall be suspended or terminated with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan, and also expressly or effectively provides (unless the Special Servicer agrees otherwise) that the Sub-Servicer shall not receive or accrue an entitlement to any sub-servicing compensation in respect of a Specially Serviced Mortgage Loan or an REO Loan; and (v) in the case of a Sub-Servicing Agreement entered into by the Special Servicer, relates only to Specially Serviced Mortgage Loans or REO Properties and expressly or effectively provides that such agreement shall terminate with respect to any such Mortgage Loan that becomes a Corrected Mortgage Loan. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer, as the case may be, include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer, as the case may be, hereunder to make Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be, and, for so long as they are outstanding, such Advances shall accrue interest in accordance with Section 3.11(f) and/or Section 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other such party, the Trustee and the Sponsor in writing promptly of the appointment by it of any Sub-Servicer, and shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents; provided that the foregoing requirements set forth in this sentence shall not apply in the case of the Sub-Servicing Agreements in effect as of the Closing Date that are listed on Schedule II hereto or in the case of the Sub-Servicers thereunder.

                  (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the Mortgaged Properties for the Mortgage Loans it is to service are situated, if and to the extent required by applicable law, and (ii) shall be an approved conventional seller/servicer of multifamily mortgage loans for Freddie Mac or Fannie Mae or a HUD-Approved Servicer.

                  (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust) each monitor the performance and enforce the obligations of its Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the terms of this Agreement, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as the case may be, in its good faith business judgment, would require were it the owner of the Mortgage Loans.

                  (d) With respect to the Sub-Servicing Agreements in effect as of the Closing Date that are listed on Schedule II hereto, the initial Master Servicer in its partnership capacity hereby agrees that it shall not, in its capacity as Master Servicer, terminate any Sub-Servicer thereunder without cause. In the event of the resignation, removal or other termination of the initial Master Servicer (or any successor Master Servicer) hereunder for any reason, the successor to the initial Master Servicer (or to such successor Master Servicer) shall elect, with respect to any Sub-Servicing Agreement existing at the time of such termination (i) to assume the rights and obligations of the predecessor Master Servicer under such Sub-Servicing Agreement and continue the sub-servicing arrangements thereunder on the same terms (including without limitation the obligation to pay the same sub-servicing fee), (ii) to enter into a new Sub-Servicing Agreement with such Sub-Servicer and on such terms as the new Master Servicer and such Sub-Servicer shall mutually agree (it being understood that such Sub-Servicer is under no obligation to accept any such new Sub-Servicing Agreement, to enter into or continue negotiations with the new Master Servicer or to resign if such new Sub-Servicing Agreement is not mutually agreed upon) or (iii) to terminate such Sub-Servicing Agreement without cause, provided that no Sub-Servicer may be terminated without cause unless it receives Sub-Servicer Termination Compensation. For purposes hereof, a Sub-Servicer shall receive "Sub-Servicer Termination Compensation" if any successor Master Servicer elects to terminate such Sub-Servicer without cause, in which case such successor Master Servicer shall pay to such Sub-Servicer a fee (a "Sub-Servicer Termination Fee") in an amount equal to four (4) times the product of (i) the Primary Servicing Fee Rate in effect under such Sub-Servicing Agreement at the time of such Sub-Servicer's termination and (ii) the then-current outstanding principal balance of the Mortgage Loans serviced by such Sub-Servicer. Nothing in the foregoing provisions of this Section 3.22(d) shall limit the ability of the initial or a successor Master Servicer to terminate a Sub-Servicer at any time for cause; provided, however, that the parties hereto understand and agree that the refusal or failure of a Sub-Servicer to enter into or continue negotiations with a successor Master Servicer concerning a new Sub-Servicing Agreement shall not constitute cause for termination. It shall be the corporate obligation (not reimbursable by the Trust or any of the other parties to this Agreement) of the Person, who as successor Master Servicer, terminates any Sub-Servicer without cause, and of its successors and assigns in such capacity (to the extent contemplated by the second preceding sentence), to pay Sub-Servicer Termination Compensation to such terminated Sub-Servicer. References in this Section 3.22(d) to Master Servicer, successor Master Servicer or subsequent successor Master Servicer shall mean the Trustee, if it is then Master Servicer, successor Master Servicer or subsequent Master Servicer pursuant to the operation of Section 7.02.

                  (e) In the event the Trustee or its designee assumes the rights and obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement, the Master Servicer or the Special Servicer, as the case may be, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

                  (f) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall each remain obligated and liable to the Trustee and the Certificateholders for the performance of its obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans for which it is responsible.

                  SECTION 3.23. Designation of Special Servicer by the Majority
                                Certificateholder of the Controlling Class.

                  The Majority Certificateholder of the Controlling Class may at any time and from time to time replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer. Such Majority Certificateholder shall so designate a Person to so serve by the delivery to the Trustee of a written notice stating such designation, subject to the approval of the Trustee, which approval shall not be unreasonably withheld. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. If the Trustee approves the designated Person (based upon the servicing qualifications and financial condition of such designated Person) as a replacement Special Servicer, which approval shall not be unreasonably withheld, the designated Person shall become the Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated Person were to serve as Special Servicer hereunder, none of the then-current ratings assigned by such Rating Agency to the respective Classes of the Certificates would be downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Special Servicer under this Agreement, executed by the designated Person; and (iii) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer or at the expense of the Majority Certificateholder that made the designation) to the effect that the designation of such Person to serve as Special Servicer is in compliance with this Section 3.23, that upon the execution and delivery of the written acceptance referred to in the immediately preceding clause (ii), the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. The existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that (i) the terminated Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, (ii) if it was terminated without cause, it shall be entitled to a portion of certain Workout Fees thereafter received on the Corrected Mortgage Loans (but only if and to the extent permitted by Section 3.11(c)), and (iii) it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such resignation. Such terminated Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer within two (2) Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the terminated Special Servicer to the REO Account or delivered to the Master Servicer or that are thereafter received by the terminated Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties.

                  SECTION 3.24. Confidentiality.

                  The Master Servicer and the Special Servicer shall each keep confidential and shall not disclose to any Person other than each other, the Sponsor, the Trustee and the Rating Agencies, without the related Sub-Servicer's prior written consent, any information which it obtains in its capacity as Master Servicer or Special Servicer with regard to the Sub-Servicer (other than the name of the Sub-Servicer) or the Mortgage Loans or any related Borrower including, without limitation, credit information with respect to any such Borrower (collectively, "Confidential Information"), except (i) to the extent that it is appropriate for the Master Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental authorities,
(ii) to the extent required by this Agreement or any Sub-Servicing Agreement,
(iii) to the extent such information is otherwise publicly available, (iv) to the extent such disclosure is required by law or (v) to the extent such information is required to be delivered to third parties (including, without limitation, property inspectors, tax service companies, insurance carriers, and data systems vendors) in connection with the performance of the Master Servicer's or the Special Servicer's obligations hereunder. For purposes of this paragraph, the terms "Master Servicer" and "Special Servicer" shall mean the divisions or departments of such corporate entities involved in providing services hereunder and their respective officers, directors and employees, and shall not include any other divisions or departments, or any Affiliates, of the Master Servicer or Special Servicer (including without limitation any investor in any of the Certificates and any such division, department or Affiliate engaged in the origination of, or investment in, commercial or multifamily mortgage loans), all of which shall be regarded as Persons not entitled to Confidential Information.

                  SECTION 3.25. No Solicitation of Prepayments.

                  Neither the Master Servicer nor the Special Servicer shall solicit or permit any Affiliate to solicit, either directly or indirectly, prepayments of the Mortgage Loans; provided however, that the foregoing restriction shall not be interpreted to prohibit such solicitation by a division or department of, or an Affiliate of, the Master Servicer or the Special Servicer if such solicitation occurs incidentally in the normal course of business and such solicitation is not conducted, in whole or in part, (i) by a Person engaged at any time in activities relating to the servicing of Mortgage Loans or (ii) based upon or otherwise with the benefit of proprietary non-public information obtained by or through the Master Servicer or Special Servicer or from documentation relating to the Certificates, including without limitation any listing of the Mortgage Loans or related Borrowers or Mortgaged Properties. Each Sub-Servicing Agreement shall contain a provision identical to the foregoing with respect to the related Sub-Servicer.

                  SECTION 3.26. Automatic Resignation of Master Servicer and
                                Special Servicer in Connection with an Adverse Rating Event.

                  (a) The Master Servicer or the Special Servicer, as the case may be, shall be required to immediately resign upon the occurrence of any one or more of the following events (an "Adverse Rating Event"):

                  (i) any of the outstanding ratings on any Class of Certificates is downgraded or withdrawn due to the acts, omissions or circumstances of or involving the Master Servicer or the Special Servicer, as the case may be, acting in such capacity;

                  (ii) either Rating Agency places its ratings of any Class of Certificates on a "watch" status in contemplation of a ratings downgrade or withdrawal due to the acts, omissions or circumstances of or involving the Master Servicer or the Special Servicer, as the case may be, acting in such capacity, and the Master Servicer or Special, as applicable, shall not have resolved all such matters to the satisfaction of such Rating Agency within ninety (90) days thereafter, except that no such cure period shall continue beyond the end of the cure period described in Section 3.26(a)(iv);

                  (iii) the Master Servicer or the Special Servicer, as the case may be, is no longer "approved" by either Rating Agency to act in such capacity for pools of mortgage loans similar to the Mortgage Pool with ratings similar to that of the Certificates and the Master Servicer or Special Servicer, as applicable, shall not have resolved all such matters to the satisfaction of such Rating Agency within ninety (90) days thereafter, except that no such cure period shall continue beyond the end of the cure period described in Section 3.26(a)(iv); or

                  (iv) Moody's shall provide written notice to the Trustee that, unless the Master Servicer or the Special Servicer, as applicable, resigns, it will place its ratings on one or more Classes of Certificates on a "watch" status in contemplation of a ratings downgrade or withdrawal due to the acts, omissions or circumstances of or involving the Master Servicer or the Special Servicer, as the case may be, acting in such capacity and the Master Servicer or Special Servicer, as applicable, shall not have resolved all such matters to Moody's satisfaction within ninety (90) days.

                  (b) No resignation pursuant to Section 3.26(a) shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party hereunder in accordance with Section 7.02; and provided, further, that if the Master Servicer or the Special Servicer, whichever is the cause for the actual or prospective Adverse Rating Event, fails to resign, then the Trustee shall terminate such party hereunder in the manner and with the effect specified in Section 7.01(b) as if an uncured Event of Default then existed with respect to such party.

                  (c) The cure periods provided to the Master Servicer and the Special Servicer pursuant to Section 3.26(a)(ii), (iii) and (iv) may be extended by the applicable Rating Agency so long as such Rating Agency provides its consent to such extension in writing to the Trustee.

                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS AND RELATED MATTERS


                  SECTION 4.01. Distributions on the Certificates.

                  (a) On each Distribution Date, the Trustee shall apply amounts on deposit in the Distribution Account, in each case to the extent of the remaining portion of the Available Distribution Amount, in the following order of priority:

                  (i) to distributions of interest to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates and the Holders of the Class X Certificates, pro rata in accordance with the respective amounts of Distributable Certificate Interest payable in respect of such Classes of Certificates described in this clause (i), in an amount equal to all Distributable Certificate Interest in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (ii) to distributions of principal, first to the Holders of the Class A-1 Certificates and second to the Holders of the Class A-2 Certificates, in each case, in an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (iii) to distributions to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, pro rata in accordance with the respective amounts of previously allocated Realized Losses and Additional Trust Fund Expenses reimbursable in respect of such Classes of Certificates described in this clause
         (iii), in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to each such Class of Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (iv) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (v) if the Class Principal Balances of the Class A-1 and Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class B Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (vii) to distributions of interest to the Holders of the Class C Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (viii) if the Class Principal Balances of the Class A-1, Class A-2 and Class B Certificates have been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class C Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xi) if the Class Principal Balances of the Class A-1, Class A-2, Class B and Class C Certificates have been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class D Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xiv) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C and Class D Certificates have been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class E Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xvii) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates have been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class F Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xx) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class G Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xxii) to distributions of interest to the Holders of the Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xxiii) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been reduced to zero, to distributions of principal to the Holders of the Class H Certificates, in an amount (not to exceed the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xxiv) to distributions to the Holders of the Class H Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class H Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xxv) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xxvi) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates have been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount (not to exceed the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xxvii) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class J Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xxviii) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xxix) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates have been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount (not to exceed the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xxx) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class K Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xxxi) to distributions of interest to the Holders of the Class L Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (xxxii) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates have been reduced to zero, to distributions of principal to the Holders of the Class L Certificates, in an amount (not to exceed the Class Principal Balance of the Class L Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                  (xxxiii) to distributions to the Holders of the Class L Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class L Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                  (xxxiv) to make distributions to the Holders of the Class R-III Certificates, in an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.05(a), over (B) the aggregate distributions made in respect of the REMIC III Regular Certificates on such Distribution Date pursuant to clauses (i) through (xxxiii) above;

                  (xxxv) to make distributions to the Holders of the Class R-II Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC I Regular Interests on such Distribution Date pursuant to Section 4.05(e), over
         (B) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.05(a); and

                  (xxxvi) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxxv) above;

provided that, on each Distribution Date coinciding with or following the Senior Principal Distribution Cross-Over Date, and in any event on the Final Distribution Date, the payments of principal to be made pursuant to clause (ii) above, will be so made to the Holders of the respective Classes of Class A Certificates, subject to available funds, up to an amount equal to, and pro rata as among such Classes in accordance with, the respective then-outstanding Class Principal Balances of such Classes of Certificates, and without regard to the Principal Distribution Amount for such date; and provided, further, that, on the Final Distribution Date, the payments of principal to be made pursuant to any of clauses (v), (viii), (xi), (xiv), (xvii), (xx), (xxiii), (xxvi),
(xxix) and (xxxii) above with respect to any Class of Principal Balance Certificates, will be so made to the Holders thereof, subject to available funds, up to an amount equal to the entire then-outstanding Class Principal Balance of such Class of Certificates, and without regard to the Principal Distribution Amount for such date. References to "remaining Principal Distribution Amount" in clause
(ii) above, in connection with distributions of principal to be made to the Holders of either Class of Class A Certificates on any Distribution Date prior to the earlier of the Senior Principal Distribution CrossOver Date and the Final Distribution Date shall be: (x) in the case of the Class A-1 Certificates, to the entire Principal Distribution Amount for such Distribution Date; and (y) in the case of the Class A-2 Certificates, to the Principal Distribution Amount for such Distribution Date, net of any distributions of principal made on such date to the Holders of the Class A-1 Certificates. References to "remaining Principal Distribution Amount" in any of clauses (v),
(viii), (xi), (xiv), (xvii), (xx), (xxiii), (xxvi), (xxix) and (xxxii) above, in connection with the distributions of principal to be made to the Holders of any Class of Principal Balance Certificates on any Distribution Date prior to the Final Distribution Date, shall be to the Principal Distribution Amount for such Distribution Date, net of any distributions of principal made on such date to the Holders of each other Class of Principal Balance Certificates that has a higher Payment Priority.

                  Any Prepayment Premium (whether described in the related Mortgage Loan documents as a fixed prepayment premium or a yield maintenance amount) actually collected with respect to a Mortgage Loan or REO Loan during any particular Collection Period will be distributed on the related Distribution Date as follows:

                  (i) first, to the Holders of the respective Class or Classes of Principal Balance Certificates (other than any Excluded Class thereof) then entitled to distributions of principal on such Distribution Date, up to an amount equal to the corresponding Additional Yield Amount (as defined below) for each such Class of Certificates, pro rata in accordance with their respective entitlements if there is more than one such Class of Certificates; and

                  (ii) then, to the extent of any portion of such Prepayment Premium remaining following the distributions described in the preceding clause (i), to the Holders of the Class X Certificates.

                  If a Prepayment Premium is distributable on any Distribution Date, then the applicable "Additional Yield Amount" for any Class of Principal Balance Certificates (other than any Excluded Class thereof) entitled to distributions of principal on such Distribution Date in reduction of its Class Principal Balance, shall be an amount equal to the product of (a) such Prepayment Premium, multiplied by (b) a fraction, which in no event will be greater than one or less than zero, the numerator of which is equal to the positive excess, if any, of (i) the Pass-Through Rate for such Class of Principal Balance Certificates over (ii) the related Discount Rate, and the denominator of which is equal to the positive excess, if any, of (i) the Mortgage Rate for the Mortgage Loan or REO Loan, as the case may be, as to which such Prepayment Premium was collected, over (ii) the related Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the portion of the Principal Distribution Amount allocated to such Class of Principal Balance Certificates for such Distribution Date, and the denominator of which is equal to the entire Principal Distribution Amount for such Distribution Date.

                  The "Discount Rate" with respect to any prepaid Mortgage Loan or REO Loan, for the purpose of allocating any Prepayment Premium received thereon or with respect thereto among the respective Classes of Principal Balance Certificates (other than any Excluded Class thereof) on any Distribution Date, shall be a rate determined by the Trustee, in good faith, equal to the average yield for "This Week" as most recently reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) for the constant maturity treasury having a maturity coterminous with the maturity date or, in the case of an ARD Loan, the Anticipated Repayment Date of the prepaid Mortgage Loan or REO Loan as of the related Determination Date. If there is no Discount Rate for instruments having a maturity coterminous with the remaining term (to maturity or Anticipated Repayment Date, as applicable) of the applicable Mortgage Loan or REO Loan, then the Discount Rate will equal the interpolation of the yields of the constant maturity treasuries with maturities next longer and shorter than such remaining term (to maturity or Anticipated Repayment Date, as applicable).

                  (b) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the related Record Date or, in the case of the initial Distribution Date, as of the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Principal Balance Certificate, without regard to any possible future reimbursement of any Realized Losses and Additional Trust Fund Expenses previously allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Principal Balance Certificate in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Registrar or to any other address of which the Trustee was subsequently notified in writing.

                  (c) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of the Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Fiscal Agent, the Certificate Registrar, the Sponsor, the Master Servicer, the Special Servicer or the REMIC Administrator shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (d) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of their Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates. Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Certificates shall not constitute distributions of principal and shall not result in a reduction of the related Class Principal Balance.

                  (e) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates (determined, in the case of a Class of Principal Balance Certificates, without regard to any possible future reimbursement of any Realized Losses and Additional Trust Fund Expenses previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Trustee shall, as soon as practicable in the month in which such Distribution Date occurs, mail to each Holder of such Class of Certificates as of the date of mailing a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the Corporate Trust Office or such other location therein specified, and

                  (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e). If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Trustee shall distribute to the Class R-III Certificateholders all unclaimed funds and other assets which remain subject hereto.

                  (f) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                  SECTION 4.02. Statements to Certificateholders; Certain
                                Reports by the Master Servicer and the
                                Special Servicer.

                  (a) On each Distribution Date, based upon (where applicable) the information set forth in the report relating to such Distribution Date prepared by the Master Servicer and delivered to the Trustee pursuant to
Section 4.02(b) hereof, and only to the extent (where applicable) such information is provided to the Trustee by the Master Servicer, the Trustee shall forward to each Holder (and, if it shall have certified to the Trustee as to its Ownership Interest in a Class of Book-Entry Certificates, each Certificate Owner) of the REMIC III Regular Certificates and to the Rating Agencies a statement (a "Distribution Date Statement"), substantially in the form attached hereto as Exhibit F and setting forth:

                  (i) the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates in reduction of the Class Principal Balance thereof;

                  (ii) the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates allocable to Distributable Certificate Interest and the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates allocable to Prepayment Premiums;

                  (iii) the Available Distribution Amount for such Distribution Date;

                  (iv) the aggregate amount of P&I Advances made in respect of the immediately preceding Distribution Date;

                  (v) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

                  (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Pool as of the end of the Collection Period for such Distribution Date;

                  (vii) as of the close of business on the last day of the most recently ended calendar month, the number, aggregate unpaid principal balance and specific identification (by loan number) of Mortgage Loans
         (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 or more days, and (D) as to which foreclosure proceedings have been commenced;

                  (viii) the most recent Appraised Value, the property type and the address of any REO Property included in the Trust Fund as of the end of the Collection Period for such Distribution Date and the unpaid principal balance and Assumed P&I Payment of the related REO Loan;

                  (ix) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of REMIC III Regular Certificates for such Distribution Date;

                  (x) the aggregate amount of Distributable Certificate Interest payable in respect of each Class of REMIC III Regular Certificates on such Distribution Date, including, without limitation, any Distributable Certificate Interest remaining unpaid from prior Distribution Dates;

                  (xi) any unpaid Distributable Certificate Interest in respect of each Class of REMIC III Regular Certificates after giving effect to the distributions made on such Distribution Date;

                  (xii) the Pass-Through Rate for each Class of REMIC III Regular Certificates for such Distribution Date;

                  (xiii) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components of such amount;

                  (xiv) the aggregate of all Realized Losses incurred during the related Collection Period and, aggregated by type, all Additional Trust Fund Expenses incurred during the related Collection Period;

                  (xv) the Class Principal Balance or Class Notional Amount, as the case may be, of each Class of REMIC III Regular Certificates outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

                  (xvi) the aggregate of all Realized Losses and Additional Trust Fund Expenses that remain unallocated following such Distribution Date;

                  (xvii) the Certificate Factor for each Class of REMIC III Regular Certificates immediately following such Distribution Date;

                  (xviii) the aggregate amount of Servicing Fees paid to the Master Servicer and the Special Servicer, collectively and separately, during the Collection Period for the preceding Distribution Date, if any;

                  (xix) a brief description of any material waiver, modification or amendment of any Mortgage Loan entered into by the Master Servicer or Special Servicer pursuant to Section 3.20 during the Collection Period for such Distribution Date;

                  (xx) any item of information disclosed to the Trustee by the Master Servicer pursuant to Section 3.19(a) since the preceding Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date); and

                  (xxi) such additional information, if any, as is contemplated on Exhibit F hereto.

                  In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. Except with respect to the Certificate Factor (required to be reported by clause (xvii) above), financial information reported by the Trustee to the Certificateholders pursuant to this Section 4.02 shall be expressed as a dollar amount rounded to the nearest whole cent. Absent actual knowledge of an error therein, the Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer or Special Servicer. The calculations by the Trustee contemplated by this Section 4.02 shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

                  In addition, the Trustee shall so deliver or cause to be delivered to such Certificateholders and Certificate Owners and to the Rating Agencies, at the same time that the Distribution Date Statement is delivered thereto, each(i) Delinquent Loan Status Report, (ii) REO Status Report, (iii) Historical Loan Modification Report, (iv) Special Servicer Loan Status Report,
(v) Historical Loss Report, (vi) Operating Statement Analysis, (vii) Comparative Financial Status Report, (viii) Watchlist and (ix) CSSA Report (such reports described in the immediately preceding clauses (i) - (ix), collectively with the Distribution Date Statement, the "Certificateholder Reports"), that has been received or prepared by the Trustee since the prior Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date). Delivery of such reports shall be either in a written format, or by such other means mutually agreed to by the Trustee and any such Certificateholder or Certificate Owner, and, in the case of the Rating Agencies (upon request and to the extent reasonably possible), through an electronic medium. The form of any Certificateholder Report may change over time.

                  On each Distribution Date, the Trustee shall also deliver or cause to be delivered to such Certificateholders and Certificate Owners and to the Rating Agencies, a report (based on information received from the Master Servicer and Special Servicer) containing, as and to the extent received from the Master Servicer and Special Servicer, information regarding the Mortgage Pool as of the close of business on the related Determination Date, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in Annex A to the Prospectus Supplement (calculated, where applicable, on the basis of the most recent relevant information provided by the Borrowers to the Master Servicer or the Special Servicer and by the Master Servicer or the Special Servicer, as the case may be, to the Trustee), and such information shall be presented in a loan-by-loan and tabular format substantially similar to the formats utilized in Annex A to the Prospectus Supplement (provided that no information will be provided as to any repair and replacement or other cash reserve and the only financial information to be reported on an ongoing basis will be the actual expenses, actual revenues and actual Net Cash Flow for the respective Mortgaged Properties and a Debt Service Coverage Ratio calculated on the basis thereof). To the extent reasonably possible, delivery of such report to any particular Rating Agency shall be, upon request, through an electronic medium.

                  On each Distribution Date, the Trustee shall forward or make available electronically to the Sponsor, to the Master Servicer, to the Special Servicer, to the Underwriter, to the Holders of the Residual Certificates and, in the case of reports regarding a Class of Book-Entry Certificates, to (i) The Trepp Group (at 477 Madison Avenue, 15th Floor, New York, New York 10022, or such other address as The Trepp Group may hereafter designate), (ii) Intex Solutions, Inc. (at 35 Highland Circle, Needham, Massachusetts 02194, or such other address as Intex Solutions, Inc. may hereafter designate), (iii) Charter Research Corporation (at 262 Washington Street, Boston, Massachusetts 02108, or such other address as Charter Research Corporation may hereafter designate) and
(iv) any other party that the Depository may designate, a copy of the reports forwarded to the Holders of the REMIC III Regular Certificates on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to each Class of Residual Certificates on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a REMIC III Regular Certificate a statement containing the information as to the applicable Class set forth in clauses (i) and (ii) above of the description of Distribution Date Statement, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder, together with such other information as the Trustee determines to be necessary to enable Certificateholders to prepare their tax returns for such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                  Upon filing with the IRS, the REMIC Administrator shall furnish to the Holders of the Class R-I, Class R-II and Class R-III Certificates the Form 1066 and shall furnish their respective Schedules Q thereto at the times required by the Code or the IRS, and shall provide from time to time such information and computations with respect to the entries on such forms as any Holder of the R-I, Class R-II and Class R-III Certificates may reasonably request.

                  A Certificateholder or Certificate Owner may obtain Certificateholder Reports by calling the Trustee's ASAP (Automated Statements Accessed by Phone) facsimile system at (312) 904-2200 and requesting statement number 378. At the direction of the Sponsor, the Trustee shall make available any or all of the Certificateholder Reports and may make available certain other information concerning the Mortgage Loans and the Certificates to Certificateholders and Certificate Owners through the Trustee's website (initially at www.lnbabs.com on the internet) with the use of a password. Account numbers on the Trustee's ASAP System and Fax System and passwords for the Trustee's website may be obtained by calling (714) 282-3980 ext. 275. Additionally, the Trustee shall make available to the Master Servicer, the Special Servicer, the Certificateholders, Certificate

Owners identified to the Trustee in writing in accordance with Section 5.06(b), the Sponsor, the Underwriter, each Rating Agency and, at the direction of the Sponsor, Bloomberg Financial Markets, L.P. ("Bloomberg") (and may in its discretion and upon receipt of prior written consent of the Sponsor publish on the internet) by means of electronic access to a datafile in the form of the CSSA Reports, with the Delinquent Loan Status Report, REO Status Report, Historical Loan Modification Report, Special Servicer Loan Status Report, Historical Loss Report and the Operating Statement Analysis attached (provided such reports have been delivered to the Trustee pursuant to Section 4.02(b) in an electronic format acceptable to the Trustee) via the Trustee's bulletin board (accessible by dialing 714-282-3990. The Trustee may disclaim responsibility for any information therein for which it is not the original source.

                  The Master Servicer, upon receipt of prior written consent of the Sponsor, shall publish on its website on the internet information relating to the Mortgage Loans (other than Mortgagor names and Mortgagor principal/sponsor names), provided that any "out-of-pocket" expenses arising therefrom shall not be an Additional Trust Fund Expense and shall be the sole responsibility of the Master Servicer.

                  (b) At or before 11:00 a.m. (New York City time) on the third Business Day prior to the related Distribution Date, the Master Servicer shall deliver or cause to be delivered to the Trustee, the Special Servicer and the Underwriter, in writing and on a computer-readable medium, in form reasonably acceptable to the recipient, including, without limitation, on a loan-by-loan basis, the following reports: (1) a Delinquent Loan Status Report, (2) an REO Status Report, (3) an Historical Loan Modification Report, (4) an Historical Loss Report, (5) a Comparative Financial Status Report, (6) the CSSA Reports,
(7) a Watchlist, (8) the Special Servicer Loan Status Report most recently received by the Master Servicer and (9) a single report setting forth (but only to the extent not covered by any of the other reports in clauses (1) through
(8) of this paragraph) the information specified in clauses (i) through (vii) below (the amounts and allocations of payments, collections, fees and expenses with respect to Specially Serviced Mortgage Loans and REO Properties to be based upon the report to be delivered by the Special Servicer to the Master Servicer on the earlier of the second Business Day after the related Determination Date and the fourth Business Day prior to the subject Distribution Date, in the form required by Section 4.02(c) below):

                  (i) the aggregate amount that is to be transferred from the Collection Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to principal on or in respect of the Mortgage Loans and any REO Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and (if different) the Principal Distribution Amount for the immediately succeeding Distribution Date;

                  (ii) the aggregate amount that is to be transferred from the Collection Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to (A) interest on or in respect of the Mortgage Loans and any REO Loans and (B) Prepayment Premiums;

                  (iii) the aggregate amount of any P&I Advances (specifying the principal and interest portions thereof separately) to be made pursuant to Section 4.03 of this Agreement that were made in respect of the immediately preceding Distribution Date;

                  (iv) the amount of the Master Servicing Fees, Special Servicing Fees, Workout Fees and Liquidation Fees with respect to the Mortgage Pool for the Collection Period ending on the related Determination Date, in each case payable to the Master Servicer, the Special Servicer and any Sub-Servicers retained by each;

                  (v) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after the subject Distribution Date;

                  (vi) the aggregate amount of the Additional Trust Fund Expenses (broken down by type) withdrawn from the Collection Account during the Collection Period ending on the related Determination Date; and

                  (vii) such other information on a Mortgage Loan-by-Mortgage Loan or REO Property-by-REO Property basis as the Trustee or the Sponsor shall reasonably request in writing (including, without limitation, information with respect to any modifications of any Mortgage Loan, any Mortgage Loans in default or foreclosure, the operation and disposition of REO Property and the assumption of any Mortgage Loan).

                  On the date on which the reports described above are delivered to the Trustee, the Special Servicer and the Underwriter, the Master Servicer shall also deliver or cause to be delivered to the Trustee, the Underwriter and the Rating Agencies a report, in writing and in a computer-readable medium, in form reasonably acceptable to the Trustee, containing the information with respect to the Mortgage Pool necessary for the Trustee to prepare with respect to the Mortgage Pool the additional schedules and tables required to be made available by the Trustee pursuant to Section 4.02(a) in substantially the same formats set forth in Annex A to the Prospectus Supplement, in each case reflecting the changes in the Mortgage Pool during the related Collection Period.

                  Not later than the first day of the calendar month following each Master Servicer Remittance Date, the Master Servicer shall forward to the Trustee a statement, setting forth the status of the Collection Account as of the close of business on such Master Servicer Remittance Date, stating that all distributions required by this Agreement to be made by the Master Servicer have been made (or, in the case of any required distribution that has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period from the preceding Master Servicer Remittance Date (or, in the case of the first Master Servicer Remittance Date, from the Cutoff Date) to such Master Servicer Remittance Date, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 3.04(a) and each category of withdrawal specified in Section 3.05(a). The Master Servicer shall also deliver to the Trustee, upon reasonable request of the Trustee, any and all additional information relating to the Mortgage Loans (which information shall be based upon reports delivered to the Master Servicer by the Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties).

                  Within one hundred thirty (130) days following the end of each calendar quarter, commencing with the calendar quarter ended March 31, 1999, the Master Servicer shall deliver to the Trustee and, if requested, to the Underwriter, with respect to each Mortgaged Property and REO Property, a report (an "Operating Statement Analysis") substantially in the form of Exhibit G-6 containing revenue, expense and Net Cash Flow information normalized using the methodology described therein as of the end of such calendar quarter, together with all operating statements and rent rolls in its possession that relate to such Mortgaged Property or REO Property, as the case may be, and that have not previously been delivered to the Trustee; provided that (i) the requirement that the Master Servicer deliver an Operating Statement Analysis with respect to any Specially Serviced Mortgage Loan or REO Property in the time period provided above is subject to the Master Servicer having received directly from the Special Servicer or through a Sub-Servicer the related operating statements and rent rolls from the related Borrower or otherwise within one hundred (100) days following the end of such calendar quarter and
(ii) if the related operating statements and rent rolls are not received within one hundred (100) days following the end of such calendar quarter, then the subject Operating Statement Analysis shall be delivered by the Master Servicer to the Trustee within thirty (30) days after the date the Master Servicer has received the related operating statements and rent rolls.

                  The Master Servicer, on each Determination Date, shall forward (for delivery on such Determination Date) to the Special Servicer all information collected by the Master Servicer which the Special Servicer is required to include in the Special Servicer Loan Status Report. Further, the Master Servicer shall cooperate with the Special Servicer and provide the Special Servicer with the information in the possession of the Master Servicer reasonably requested by the Special Servicer, in writing, to the extent required to allow the Special Servicer to perform its obligations under this Agreement with respect to those Mortgage Loans serviced by the Special Servicer.

                  The Master Servicer shall use its reasonable efforts to notify the Rating Agencies in a timely manner of any change in the identity of either of the two largest tenants of any retail Mortgaged Property (provided that the related Mortgage Loan has a Cut-off Date Balance greater than 5% of the aggregate Cut-off Date Balance of the Mortgage Pool) and any casualty at or condemnation proceeding with respect to any Mortgaged Property, subject to its becoming aware of such change or event.

                  To the extent the statements, reports and information (or portions thereof) to be delivered by the Master Servicer under this Section 4.02(b) are derived from underlying information to be delivered to the Master Servicer by the Special Servicer or any Sub-Servicer on behalf of the Special Servicer, the Master Servicer shall not be liable for any failure to deliver such statement, report or information (or portion thereof) on the prescribed dates, to the extent such failure is caused by the Special Servicer's or such Sub-Servicer's failure to deliver such underlying information in a timely manner. Absent actual knowledge to the contrary, the Master Servicer may conclusively rely on any such information forwarded to it by the Special Servicer or any Sub-Servicer on behalf of the Special Servicer, and shall have no obligation to verify the same.

                  (c) On the earlier of (i) the second Business Day after each Determination Date and (ii) the fourth Business Day preceding the related Distribution Date, the Special Servicer shall forward to the Master Servicer (A) the Special Servicer Loan Status Report and
(B) all information the Master Servicer will be required to include in the other reports that the Master Servicer is obligated to deliver to the Trustee pursuant to Section 4.02(b), to the extent such information relates to any Specially Serviced Mortgage Loan or any REO Property. The Special Servicer shall also deliver to the Master Servicer and the Trustee, upon the reasonable written request of either of them, any and all additional information in the possession of the Special Servicer relating to the Specially Serviced Mortgage Loans and the REO Properties.

                  The Special Servicer shall cooperate with the Master Servicer and provide the Master Servicer with the information in the possession of the Special Servicer reasonably requested by the Master Servicer, in writing, to the extent required to allow the Master Servicer to perform its obligations under this Agreement with respect to the Specially Serviced Mortgage Loans and REO Properties. Additional information regarding the Specially Serviced Mortgage Loans, including, without limitation, any financial or occupancy information (including lease summaries) provided to the Special Servicer by the Borrowers or otherwise obtained, shall be delivered to the Master Servicer, within ten (10) days of receipt.

                  SECTION 4.03. P&I Advances.

                  (a) On or before 1:00 p.m., New York City time, on each Master Servicer Remittance Date the Master Servicer shall, subject to Section 3.04(c), either (i) deposit into the Distribution Account from its own funds an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Collection Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make P&I Advances, or (iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made; provided that if Late Collections of any of the delinquent principal and/or interest in respect of which it is to make P&I Advances on any Master Servicer Remittance Date are then on deposit in the Collection Account, the Master Servicer shall use such Late Collections (net of any Workout Fees payable therefrom) to make such P&I Advances. Any amounts held in the Collection Account for future distribution and so used to make P&I Advances (other than the Late Collections of the delinquent principal and/or interest contemplated by the proviso to the preceding sentence) shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and/or interest in respect of which such P&I Advances were made). If, as of 1:00 p.m., New York City time, on any Master Servicer Remittance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this
Section 4.03(a) (and shall not have delivered to the Trustee (i) the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance or (ii) the requisite notice contemplated by
Section 3.04(c)), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. (404) 654-2478 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (404) 654-2000 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 3:00 p.m., New York City time, on such Master Servicer

Remittance Date. If, after such notice, the Trustee does not receive the full amount of such P&I Advances by the close of business (New York City time) on such Master Servicer Remittance Date, then (i) unless the Trustee determines that such Advance would be a Nonrecoverable P&I Advance if made, the Trustee shall make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such Master Servicer Remittance Date and
(ii) such failure shall constitute an Event of Default on the part of the Master Servicer. If the Trustee is required in accordance with this Section 4.03(a) to make any P&I Advance or portion thereof, but fails to do so by 10:00 a.m., New York City time, on the related Distribution Date, then, unless the Fiscal Agent determines that such Advance would be a Nonrecoverable P&I Advance if made, the Fiscal Agent shall make such P&I Advance not later than 11:30 a.m., New York City time, on such Distribution Date (and, thereby, the Trustee shall not be in default under this Agreement).

                  (b) The aggregate amount of P&I Advances to be made in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans for any Distribution Date shall equal, subject to subsection (c) below, the aggregate of all Scheduled P&I Payments (other than Balloon Payments) and any Assumed P&I Payments, in each case net of related Workout Fees payable hereunder, that (i) were due or deemed due, as the case may be, in respect thereof on their respective Due Dates during the related Collection Period and
(ii) were not paid by or on behalf of the related Borrowers or otherwise collected as of the close of business on the last day of the related Collection Period; provided that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the P&I Advance in respect of such Required Appraisal Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance for such Required Appraisal Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date.

                  (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. In addition, Nonrecoverable P&I Advances shall be reimbursable pursuant to Section 3.05(a) out of general collections on the Mortgage Pool on deposit in the Collection Account. The determination by the Master Servicer or, if applicable, the Trustee or the Fiscal Agent, that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officer's Certificate delivered promptly (and, in any event, in the case of a proposed P&I Advance by the Master Servicer, no less than two (2) Business Days prior to the related Master Servicer Remittance
Date) to the Trustee (or, if applicable, retained thereby), the Fiscal Agent (or, if applicable, retained thereby), the Sponsor and the Rating Agencies, setting forth the basis for such determination, together with (if such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information that the Master Servicer or the Special Servicer may have obtained and that supports such determination. Each of the Trustee or the Fiscal Agent, as applicable, shall deliver such Officer's Certificate as soon as practicable after its determination that such P&I Advance would be nonrecoverable. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer or the Special Servicer, as the case may be, may, subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of the related Advance, obtain an Appraisal for such purpose at the expense of the Trust. The Trustee and the Fiscal Agent shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer with respect to a particular P&I Advance, and the Master Servicer shall be entitled to rely on any determination of nonrecoverability that may have been made by the Special Servicer with respect to a particular P&I Advance.

                  (d) As and to the extent permitted by Section 3.05(a), the Master Servicer, the Trustee and the Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each P&I Advance made thereby (out of its own funds) for so long as such P&I Advance is outstanding (or, in the case of Advance Interest payable to the Master Servicer, if earlier, until the Late Collection of the delinquent principal and/or interest in respect of which such P&I Advance was made has been received by the Master Servicer or any of its Sub-Servicers), and such interest will be paid: first, out of any Default Charges collected on or in respect of the related Mortgage Loan or REO Loan, as the case may be; and second, at any time coinciding with or following the reimbursement of such P&I Advance to the extent that any such Default Charges then on deposit in the Collection Account are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account. As and to the extent provided by Section 3.05(a), the Master Servicer shall reimburse itself, the Trustee or the Fiscal Agent, as appropriate, for any P&I Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Collection Account, and in no event shall interest accrue in accordance with this Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection had been received as of the related date on which such P&I Advance was made.

                  SECTION 4.04. Allocation of Realized Losses and Additional
                                Trust Fund Expenses to the Principal Balance
                                Certificates.

                  On each Distribution Date, following the distributions to be made to the Certificateholders on such date pursuant to Section 4.01(a), the Trustee shall determine the amount, if any, by which (i) the then aggregate Certificate Principal Balance of the Principal Balance Certificates, exceeds
(ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Class Principal Balances of the Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates shall be reduced sequentially, in that order, in each case, until such excess or the related Class Principal Balance is reduced to zero (whichever occurs first). If, after the foregoing reductions, the amount described in clause (i) of the second preceding sentence still exceeds the amount described in clause
(ii) of the second preceding sentence, then the respective Class Principal Balances of the Class A-1 and Class A-2 Certificates shall be reduced, pro rata in accordance with the relative sizes of the then-outstanding Class Principal Balances of such Classes of Certificates, until such excess or each such Class Principal Balance is reduced to zero (whichever occurs first). Such reductions in the Class Principal Balances of the respective Classes of the Principal Balance Certificates shall be deemed to be allocations of Realized Losses and Additional Trust Fund Expenses.


                  SECTION 4.05. Deemed Distributions on, and Allocations of
                                Realized Losses and Additional Trust Fund
                                Expenses to, the REMIC I Regular
                                Interests and REMIC II Regular Interests.

                  (a) All distributions of Distributable Certificate Interest made in respect of the Class X Certificates on each Distribution Date pursuant to Section 4.01(a), shall be deemed to have first been distributed from REMIC II to REMIC III in respect of all the REMIC II Regular Interests, up to an amount equal to, and pro rata in accordance with, the Class X Portion of the Uncertificated Distributable Interest for each such REMIC II Regular Interest for such Distribution Date and, to the extent not previously deemed distributed pursuant to this sentence, for all prior Distribution Dates, if any. In addition, all distributions of Distributable Certificate Interest, distributions of principal and reimbursements of previously allocated Realized Losses and Additional Trust Fund Expenses made in respect of each Class of Principal Balance Certificates on each Distribution Date pursuant to Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the Corresponding REMIC II Regular Interest for such Class of Principal Balance Certificates. In each such case, if such distribution on any such Class of REMIC III Regular Certificates was a distribution of interest, of principal or in reimbursement of any previously allocated Realized Losses and Additional Trust Fund Expenses in respect of such Class of Certificates, then the corresponding distribution deemed to be made on a REMIC II Regular Interest pursuant to either of the preceding two sentences shall be deemed to also be a distribution of interest, of principal or in reimbursement of any previously allocated Realized Losses and Additional Trust Fund Expenses, as the case may be, in respect of such REMIC II Regular Interest.

                  (b) All distributions of Prepayment Premiums made in respect of the respective Classes of REMIC III Regular Certificates on each Distribution Date pursuant to Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the respective REMIC II Regular Interests, pro rata based upon the amount of principal deemed distributed in respect of each such REMIC II Regular Interest for such Distribution Date pursuant to Section 4.05(a) above.

                  (c) The actual distributions made by the Trustee on each Distribution Date in respect of the REMIC III Certificates pursuant to Section 4.01(a), shall be deemed to have been so made from the amounts deemed distributed in respect of the REMIC II Regular Interests on such Distribution Date pursuant to this Section 4.05. Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.05, actual distributions of funds from the Distribution Account shall be made only in accordance with Section 4.01.

                  (d) Realized Losses and Additional Trust Fund Expenses, if any, allocated to any Class of Principal Balance Certificates on any Distribution Date shall be deemed to have first been allocated to the Corresponding REMIC II Regular Interest for such Class of Principal Balance Certificates, with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest.

                  (e) On each Distribution Date, the Available Distribution Amount for such date shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, in each case to the extent of the remaining portion of such funds, for the following purposes and in the following order of priority:

                  (i) as deemed distributions of interest in respect of the REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, all Uncertificated Distributable Interest in respect of each such REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

                  (ii) as deemed distributions of principal in respect of the REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, as to each such REMIC I Regular Interest, that portion, if any, of the Principal Distribution Amount for such Distribution Date attributable the related Mortgage Loan (or successor REO Loan); and

                  (iii) as deemed distributions in respect of the REMIC I Regular Interests, up to an amount equal to, pro rata in accordance with, and in reimbursement of, any Realized Losses and Additional Trust Fund Expenses (with compounded interest at the related REMIC I Remittance Rate), previously allocated to each such REMIC I Regular Interest.

                  (f) All distributions of Prepayment Premiums made in respect of the respective Classes of REMIC III Regular Certificates on each Distribution Date pursuant to Section 4.01(a) shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interest corresponding to the prepaid Mortgage Loan or REO Loan, as the case may be, in respect of which such Prepayment Premium was received.

                  (g) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to Section 4.05(e), the Uncertificated Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall, if and to the extent necessary, be reduced to equal the Stated Principal Balance of the related Mortgage Loan and/or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date. All such reductions in the Uncertificated Principal Balances of the respective REMIC I Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

                                   ARTICLE V

                                THE CERTIFICATES


                  SECTION 5.01. The Certificates.

                  (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, A-2, A-3, A-4 and A-5; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Registered Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The NonRegistered Certificates will be issuable in denominations corresponding to initial Certificate Principal Balances as of the Closing Date of not less than $100,000 and in any whole dollar denomination in excess thereof; and the Registered Certificates will be issuable in denominations corresponding to initial Certificate Principal Balances or Certificate Notional Amounts, as the case may be, as of the Closing Date of not less than $10,000 (or, with respect to the Class X Certificates, $1,000,000) and in any whole dollar denomination in excess thereof. Each Class of Residual Certificates will be issuable only in denominations representing not less than a 10% Percentage Interest in such Class.

                  (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication; provided that the Certificates issued on the Closing Date shall, in any event, be dated the Closing Date.

                  SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. For so long as the Trustee acts as Certificate Registrar, its Corporate Trust Office shall constitute the office of the Certificate Registrar maintained for such purposes. The Trustee may appoint, by a written instrument delivered to the Sponsor, the Master Servicer, the Special Servicer and the REMIC Administrator, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Sponsor, the Master Servicer, the Special Servicer and the REMIC Administrator shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon request, the Trustee shall promptly inform, or cause the Certificate Registrar to inform, the Master Servicer or the Special Servicer, as applicable, of the identity of all Certificateholders of the Controlling Class.

                  In the event that either (x) three or more Certificateholders or (y) any Holder of Certificates representing at least 75% of the Voting Rights (hereinafter referred to, in the case of each of clause (x) and clause
(y), as the "applicant") apply in writing to the Trustee, and such application states that the applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicant proposes to transmit, then the Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicant access during normal business hours to the most recent list of Certificateholders held by the Trustee. If the Trustee is no longer the Certificate Registrar and such a list is as of a date more than 90 days prior to the date of receipt of such applicant's request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicant access to such list promptly upon receipt.

                  Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  (b) No transfer of any Non-Registered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event a transfer of any Non-Registered Certificate (other than in connection with the initial issuance of the Certificates or a transfer of such Non-Registered Certificate by the Sponsor) is to be made without registration under the Securities Act, the Certificate Registrar shall refuse to register such transfer unless it receives the following: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 hereto (except in the case of the initial sale of any Non-Registered Certificate by the Underwriter) and a certificate from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit B-2 or Exhibit B-3 hereto; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Sponsor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of NonRegistered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate or interest therein without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Sponsor, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No transfer of any Non-Registered Certificate or any interest therein shall be made under any circumstances (i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or (ii) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of or as trustee of a Plan, or with "plan assets" within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101, unless: (x) in the case of any Non-Registered Certificate or interest therein that is being acquired with "plan assets", the prospective Transferee provides the Certificate Registrar with a certification to the effect that the purchase, continued holding and transfer of such Certificate or interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60; or (y) the prospective Transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel, obtained at the expense of such prospective Transferee, which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or
Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, Master Servicer or Special Servicer to any obligation in addition to those undertaken in this Agreement. It is hereby acknowledged that the form of certification attached hereto as Exhibit D is an acceptable certification for purposes of the preceding sentence. Each Person who acquires any Certificate

(including, without limitation, a Registered Certificate) or interest therein shall (in all cases, in the case of a Registered Certificate, and only if such Person shall not have delivered the Opinion of Counsel and/or one of the certifications referred to in the two preceding sentences, in the case of a Non-Registered Certificate) be deemed to have certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, or (ii) alternatively, in the case of a Registered Certificate, that the purchase, continued holding and transfer of such Certificate or interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Prohibited Transaction Exemption ("PTE") 91-23 or Sections I and III of PTCE 95- 60.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (ii)(A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) below to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                           (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee.

                           (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Certificate (other than in connection with the initial issuance of the Certificates or any transfer of a Residual Certificate by the Sponsor), the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement substantially in the form attached hereto as Exhibit C-1 (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                           (C) Notwithstanding the delivery of a Transfer
                  Affidavit and Agreement by a proposed Transferee under clause
                  (B) above, if the Certificate Registrar has actual knowledge that the proposed Transferee is not both a Permitted Transferee and no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                           (D) Except in connection with the initial issuance
                  of the Residual Certificates or any transfer thereof among the Sponsor and its Affiliates, each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit C-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

                           (E) Each Person holding or acquiring an Ownership
                  Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee and the REMIC Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67- 3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder".

                           (ii) (A) If any purported Transferee shall become a
                  Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then such transfer shall be void ab initio and the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer, the Special Servicer, the REMIC Administrator or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                           (B) If any purported Transferee shall become a
                  Holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, but not the obligation, to cause the transfer of such Residual Certificate to a Permitted Transferee selected by the Trustee on such terms as the Trustee may choose, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion. Such Permitted Transferee shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the Trustee. Such Permitted Transferee may be the Trustee itself or any Affiliate of the Trustee.

                  (iii) The REMIC Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
         Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is not a Permitted Transferee. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the REMIC Administrator for providing such information.

                  (iv) The provisions of this Section 5.02(d) set forth prior to this subsection (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the REMIC Administrator the following:

                           (A) written notification from each Rating Agency to
                  the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of any Class of Certificates; and

                           (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Trustee and the REMIC Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or
                  (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee. Such Opinion of Counsel shall not be at the expense of the Trust, the Trustee or the REMIC Administrator.

                  (e) The Trust has not been registered as an investment company under the Investment Company Act. Accordingly, no transfer of any Class F, Class G, Class H, Class J, Class K or Class L Certificate shall be made to any Person other than an Institutional Accredited Investor or a Qualified Institutional Buyer, and no transfer of any Residual Certificate shall be made to any Person other than a Qualified Institutional Buyer. If a transfer of any such Certificate is to be made, then the Certificate Registrar shall require, in order to assure compliance with the foregoing, that the prospective transferee of such Certificate certify in writing that the prospective transferee is a Qualified Institutional Buyer or, alternatively, except in the case of a Residual Certificate, an Institutional Accredited Investor.

                  (f) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest.

                  (g) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  (h) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (i) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (j) Subsequent to the initial issuance of the Certificates, the Trustee shall be responsible for the preparation of physical Certificates in connection with any transfer or exchange; provided that the correct form of Certificate of each Class shall be provided by the Sponsor to the Trustee on diskette on or about the Closing Date. All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall hold or destroy such canceled Certificates in accordance with its standard procedures.

                  (k) The Certificate Registrar shall be required to provide the Sponsor and the REMIC Administrator with an updated copy of the Certificate Register on or about January 1 of each year, commencing January 1, 1999, and shall be required to provide the Sponsor, the Master Servicer, the Special Servicer or the REMIC Administrator with an updated copy of the Certificate Register at other times promptly upon written request therefor.

                  (l) If a Person is acquiring any Non-Registered Certificate or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, in the case of a Book-Entry Certificate, to the Certificate Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Trustee (or such Certificate Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the acknowledgments, representations, warranties, certification and agreements with respect to each such account as set forth in subsections (b), (c), (d) and (e) as applicable, of this Section 5.02.

                  (m) Neither the Trustee nor the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction or transfer imposed under this Section 5.02 or under applicable law with respect to any transfer of any Certificate, or any interest therein, other than to require delivery of the certification(s) and/or opinions of counsel described in this Section 5.02 applicable with respect to changes in registration of record ownership of Certificates in the Certificate Register. The Trustee and the Certificate Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among the Depository Participants or Certificate Owners made in violation of applicable restrictions.

                  SECTION 5.03. Book-Entry Certificates.

                  (a) The Registered Certificates shall, in the case of each Class thereof, initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in subsection
(c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in subsection
(c) below, shall not be entitled to fully registered, physical Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Neither the Certificate Registrar nor the Trustee shall have any responsibility to monitor or restrict the transfer of Ownership Interests in Certificates through the book-entry facilities of the Depository.

                  (b) The Sponsor, the Mortgage Loan Sellers, the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, the REMIC Administrator and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If any party hereto requests from the Depository a list of the Depository Participants in respect of any Class or Classes of the Book-Entry Certificates, the cost thereof shall be borne by the party on whose behalf such request is made (but in no event shall any such cost be borne by the Trustee).

                  (c) If (i)(A) the Sponsor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of the Book-Entry Certificates, and (B) the Sponsor is unable to locate a qualified successor, or (ii) the Sponsor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of the Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of the Book-Entry Certificates by the Depository, accompanied by registration instructions for registration of transfer, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the appropriate Definitive Certificates to the Certificate Owners identified in such instructions. None of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the REMIC Administrator or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

                  SECTION 5.04. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.05. Persons Deemed Owners.

                  Prior to due presentment for registration of transfer, the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the

Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the REMIC Administrator, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                  SECTION 5.06. Certification by Certificate Owners.

                  (a) Each Certificate Owner is hereby deemed by virtue of its acquisition of an Ownership Interest in the Book-Entry Certificates to agree to comply with the applicable transfer requirements of Sections 5.02(b) and 5.02(c).

                  (b) To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certificate of such Person which shall specify, in reasonable detail satisfactory to the Trustee, the Class and Certificate Principal Balance or Certificate Notional Amount, as the case may be, of the Book-Entry Certificate beneficially owned, the value of such Person's interest in such Certificate and any intermediaries through which such Person's Ownership Interest in such Book-Entry Certificate is held; provided, however, that the Trustee shall not knowingly recognize such Person as a Certificate Owner if such Person, to the knowledge of a Responsible Officer of the Trustee, acquired its Ownership Interest in a Book-Entry Certificate in violation of Section 5.02(b) and/or Section 5.02(c), or if such Person's certification that it is a Certificate Owner is in direct conflict with information obtained by the Trustee from the Depository, the Depository Participants, and/or indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner. The Trustee shall exercise its reasonable discretion in making any determination under this Section 5.06(b) and shall afford any Person providing information with respect to its beneficial ownership of any Certificates an opportunity to resolve any discrepancies between the information provided and any other information available to the Trustee.


                                   ARTICLE VI

                    THE SPONSOR, THE MORTGAGE LOAN SELLERS,
                              THE MASTER SERVICER,
                THE SPECIAL SERVICER AND THE REMIC ADMINISTRATOR

                  SECTION 6.01. Liability of the Sponsor, the Mortgage Loan
                                Sellers, the Master Servicer, the Special
                                Servicer and the REMIC Administrator.

                  The Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer and the REMIC Administrator shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer and the REMIC Administrator herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of the
                                Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or the REMIC Administrator.

                  Subject to the following paragraph, the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer and the REMIC Administrator each will keep in full effect its existence, rights and franchises as a corporation or other business organization under the laws of the jurisdiction of its organization, and each will obtain and preserve its qualification to do business as a foreign corporation or otherwise in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer and the REMIC Administrator each may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets (which, as to the Master Servicer and the Special Servicer, may be limited to all or substantially all of its assets relating to the business of mortgage loan servicing) to any Person, in which case any Person resulting from any merger or consolidation to which the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer or the REMIC Administrator shall be a party, or any Person succeeding to the business of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer or the REMIC Administrator, shall be the successor of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless such succession will not result in any withdrawal, downgrade or qualification of the rating then assigned by either Rating Agency to any Class of Certificates (as confirmed to the Trustee in writing).

                  SECTION 6.03. Limitation on Liability of the Sponsor, the
                                Master Servicer, the Special Servicer, the
                                REMIC Administrator and Others.

                  None of the Sponsor, the Master Servicer (or its general partner), the Special Servicer, the REMIC Administrator or any director, officer, employee or agent of any of the foregoing shall be under any liability to the Trust or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sponsor, the Master Servicer (or its general partner), the Special Servicer, the REMIC Administrator or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of negligent disregard of such obligations and duties. The Sponsor, the Master Servicer (and its general partner), the Special Servicer, the REMIC Administrator and any director, officer, employee or agent of any of the foregoing may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Sponsor, the Master Servicer (and its general partner), the Special Servicer, the

REMIC Administrator and any director, officer, employee or agent of any of the foregoing shall be indemnified and held harmless by the Trust against any loss, liability or reasonable expense incurred in connection with any legal action relating to this Agreement, the Certificates or any asset of the Trust, other than any such loss, liability or expense: (i) specifically required to be borne by such Person pursuant to the terms hereof, including, without limitation,
Section 10.01(h); (ii) that constitutes a Servicing Advance and is otherwise reimbursable pursuant to this Agreement (provided that this clause (ii) is not intended to limit the Master Servicer's or Special Servicer's right of recovery of liabilities and expenses incurred as a result of being the defendant, or participating in a proceeding to which another indemnified party under this
Section 6.03 is a defendant, in a legal action relating to this Agreement); or
(iii) which was incurred in connection with claims against such party resulting from (A) any breach of a representation or warranty made herein by such party,
(B) willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder by such party, or from negligent disregard of such obligations or duties, or (C) any violation by such party of any state or federal securities law. None of the Sponsor, the Master Servicer, the Special Servicer or the REMIC Administrator shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, except in the case of a legal action contemplated by Section 3.22, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Sponsor, the Master Servicer, the Special Servicer or the REMIC Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and the Sponsor, the Master Servicer, the Special Servicer and the REMIC Administrator each shall be entitled to the direct payment of such expenses or to be reimbursed therefor from the Collection Account as provided in Section 3.05(a).

                  SECTION 6.04. Master Servicer, Special Servicer and REMIC
                                Administrator Not to Resign.

                  None of the Master Servicer, the Special Servicer or the REMIC Administrator shall be permitted to resign from the obligations and duties hereby imposed on it, except (i) upon the appointment of, and the acceptance of such appointment by, a successor thereto which is reasonably acceptable to the Trustee and the receipt by the Trustee of written confirmation from each and every Rating Agency to the effect that such resignation and appointment will not result in the downgrade or withdrawal of any rating then assigned by such Rating Agency to any Class of Certificates, or
(ii) upon determination that such obligations and duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, at the date of this Agreement. Any such determination of the nature described in clause (ii) of the preceding sentence permitting the resignation of the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, shall be evidenced by an Opinion of Counsel to such effect which shall be rendered by Independent counsel, be addressed and delivered to the Trustee and the Rating Agencies and be paid for by the resigning party. No such resignation for either reason shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party hereunder. All costs and expenses of the Trustee and the Trust (including, without limitation, any costs or expenses of any party hereto reimbursable out of the Trust Fund) in connection with any such resignation (including, without limitation, any requisite transfer of servicing) shall be paid for, as incurred, by the resigning party.

                  Consistent with the foregoing, none of the Master Servicer, the Special Servicer or the REMIC Administrator shall be permitted, except as expressly provided herein, to assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer, the Special Servicer or the REMIC Administrator are transferred to a successor thereto, then, subject to Section 3.11 and Section 3.22, the entire amount of compensation payable to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, pursuant hereto and accrued after the date of transfer shall thereafter be payable to such successor.

                  SECTION 6.05. Rights of the Sponsor and the Trustee in
                                Respect of the Master Servicer, the Special
                                Servicer and the REMIC Administrator.

                  The Master Servicer, the Special Servicer and the REMIC Administrator each shall afford the Sponsor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Master Servicer, the Special Servicer and the REMIC Administrator each shall furnish the Sponsor and the Trustee with its most recent financial statements (or, with respect to the initial Master Servicer, the financial statements of AMRESCO, INC.) and such other information as it possesses, and which it is not prohibited by law or, to the extent applicable, binding obligations to third parties with respect to confidentiality from disclosing, regarding its business, affairs, property and condition, financial or otherwise. The Sponsor may, but is not obligated to, enforce the obligations of the Master Servicer, the Special Servicer and the REMIC Administrator hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer, the Special Servicer or the REMIC Administrator hereunder or, in connection with a default thereby, exercise the rights of the Master Servicer, the Special Servicer or the REMIC Administrator hereunder; provided, however, that none of the Master Servicer, the Special Servicer or the REMIC Administrator shall be relieved of any of its obligations hereunder by virtue of such performance by the Sponsor or its designee. The Sponsor shall not have any responsibility or liability for any action or failure to act by the Master Servicer, the Special Servicer or the REMIC Administrator and is not obligated to supervise the performance of the Master Servicer, the Special Servicer or the REMIC Administrator under this Agreement or otherwise.

                                  ARTICLE VII

                                    DEFAULT

                  SECTION 7.01. Events of Default.

                  (a) "Event of Default", wherever used herein, unless the context otherwise requires, means any one of the following events:

                  (i) any failure by the Master Servicer to deposit into the Collection Account any amount required to be so deposited under this Agreement which continues unremedied for two (2) Business Days following the date on which such deposit was first required to be made, or any failure by the Master Servicer to deposit into, or to remit to the Trustee for deposit into, the Distribution Account on any Master Servicer Remittance Date, the full amount of any Master Servicer Remittance Amount required to be so deposited or remitted under this Agreement on such date; or

                  (ii) any failure by the Special Servicer to deposit into, or to remit to the Master Servicer for deposit into, the Collection Account or the REO Account any amount required to be so deposited or remitted under this Agreement which continues unremedied for two (2) Business Days following the date on which such deposit or remittance was first required to be made; or

                  (iii) any failure by the Master Servicer to remit to the Trustee for deposit into the Distribution Account, on any Master Servicer Remittance Date, the full amount of P&I Advances required to be made on such date; or

                  (iv) any failure by the Master Servicer to timely make any Servicing Advance required to be made by it pursuant to this Agreement, which failure to make such Servicing Advance continues unremedied for a period of three (3) Business Days following the date on which notice shall have been received by the Master Servicer from the Trustee as provided in Section 3.11(e); or

                  (v) any failure by the Special Servicer to timely make (or timely direct the Master Servicer to make) any Servicing Advance required to be made by it or the Master Servicer at its direction pursuant to this Agreement, which failure to make such Servicing Advance continues unremedied for a period of three (3) Business Days following the date on which notice shall have been received by the Special Servicer from the Trustee as provided in Section 3.11(e); or

                  (vi) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements thereof contained in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Master Servicer or the Special Servicer, as the case may be, from any other party hereto, or by the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party hereto, from the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (vii) any failure on the part of the REMIC Administrator duly to observe or perform in any material respect any of the covenants or agreements thereof contained in this Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the REMIC Administrator by any other party hereto, or to the REMIC Administrator, with a copy to each other party hereto, by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (viii) any breach on the part of the Master Servicer, the Special Servicer or the REMIC Administrator of any representation or warranty thereof contained in this Agreement which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, by any other party hereto, or to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, with a copy to each other party hereto, by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (ix) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, the Special Servicer or the REMIC Administrator and such decree or order shall have remained in force undischarged or unstayed for a period of sixty
         (60) days; or

                  (x) the Master Servicer, the Special Servicer or the REMIC Administrator shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (xi) the Master Servicer, the Special Servicer or the REMIC Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing.

Each Event of Default listed above as items (vi) through (xi) shall constitute an Event of Default only with respect to the relevant party; provided that if a single entity acts or any two or more

Affiliates act as Master Servicer, Special Servicer and REMIC Administrator, or in any two or more of the foregoing capacities, an Event of Default in one capacity will constitute an Event of Default in each such capacity.

                  (b) If any Event of Default with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Sponsor or the Trustee may (and, at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall) terminate, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), all of the rights and obligations (accruing from and after such notice) of the Defaulting Party under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this
Section 7.01(b), it shall promptly (and in any event no later than ten (10) Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records reasonably requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, the transfer within two (2) Business Days to the Trustee for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer to the Collection Account, the Distribution Account, any Servicing Account or any Reserve Account (if it is the Defaulting Party) or by the Special Servicer to the REO Account, the Collection Account, any Servicing Account or any Reserve Account (if it is the Defaulting Party) or thereafter be received with respect to the Mortgage Loans and any REO Properties (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be obligated for or entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). All costs and expenses of the Trustee and the Trust (including, without limitation, any costs and expenses of any party hereto reimbursable out of the Trust Fund) in connection with the termination of the Master Servicer or Special Servicer, as applicable, under this Section 7.01(b) (including, without limitation, the requisite transfer of servicing) shall be paid for, as incurred, by the Defaulting Party.

                  (c) If any Event of Default with respect to the REMIC Administrator shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Sponsor or the Trustee may, and at the written direction of the Holders of

Certificates entitled to at least 51% of the Voting Rights, the Trustee (or, if the Trustee is also the REMIC Administrator, the Sponsor) shall, terminate, by notice in writing to the REMIC Administrator (with a copy to each of the other parties hereto), all of the rights and obligations of the REMIC Administrator under this Agreement. From and after the receipt by the REMIC Administrator of such written notice (or if the Trustee is also the REMIC Administrator, from and after such time as another successor appointed as contemplated by Section
7.02 accepts such appointment), all authority and power of the REMIC Administrator under this Agreement shall pass to and be vested in the Trustee (or such other successor) pursuant to and under this Section, and, without limitation, the Trustee (or such other successor) is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the REMIC Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The REMIC Administrator agrees promptly (and in any event no later than ten (10) Business Days subsequent to its receipt of the notice of the termination) to provide the Trustee (or, if the Trustee is also the REMIC Administrator, such other successor appointed as contemplated by Section 7.02) with all documents and records requested thereby to enable the Trustee (or such other successor) to assume the REMIC Administrator's functions hereunder, and to cooperate with the Trustee (or such other successor) in effecting the termination of the REMIC Administrator's responsibilities and rights hereunder (provided, however, that the REMIC Administrator shall continue to be obligated for or entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section
6.03 notwithstanding any such termination).

                  SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer, the Special Servicer or the REMIC Administrator resigns pursuant to clause (ii) of the first sentence of Section 6.04 or receives a notice of termination pursuant to
Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer, the Special Servicer or (unless it has also been acting as such) the REMIC Administrator, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, by the terms and provisions hereof, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances; provided that any failure to perform such duties or responsibilities caused by the Master Servicer's, the Special Servicer's or the REMIC Administrator's, as the case may be, failure to cooperate or to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. Neither the Trustee nor any other successor shall be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to
Section 3.06 hereunder nor shall the Trustee nor any other successor be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to for future services rendered if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, or is not approved by each and every

Rating Agency as an acceptable master servicer or special servicer, as the case may be, of commercial mortgage loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, or if the REMIC Administrator is the resigning or terminated party and the Trustee had been acting in such capacity, promptly appoint, or petition a court of competent jurisdiction to appoint, any established and qualified institution as the successor to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, hereunder; provided that such appointment does not result in the downgrade or withdrawal of any rating then assigned by either Rating Agency to any Class of Certificates (as evidenced by written confirmation thereof from each Rating Agency). No appointment of a successor to the Master Servicer, the Special Servicer or the REMIC Administrator hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Master Servicer, the Special Servicer or the REMIC Administrator hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on or in respect of the Mortgage Loans or otherwise as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Sponsor, the Trustee, such successor and each other party hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Any costs and expenses associated with the transfer of the foregoing functions under this Agreement (other than the set-up costs of the successor) shall be borne by the predecessor Master Servicer, Special Servicer or REMIC Administrator, as applicable, and, if not paid by such predecessor Master Servicer, Special Servicer or REMIC Administrator within 30 days of its receipt of an invoice therefor, shall be an expense of the Trust; provided that such predecessor Master Servicer, Special Servicer or REMIC Administrator shall reimburse the Trust for any such expense so incurred by the Trust; and provided, further, that the Trustee shall decide whether and to what extent it is in the best interest of the Certificateholders to pursue any remedy against any party obligated to make such reimbursement.

                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any resignation of the Master Servicer, the Special Servicer or the REMIC Administrator pursuant to Section 6.04, any termination of the Master Servicer, the Special Servicer or the REMIC Administrator pursuant to Section 7.01 or any appointment of a successor to the Master Servicer, the Special Servicer or the REMIC Administrator pursuant to Section
6.04 or Section 7.02, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five (5) days after the Trustee has actual knowledge, or would be deemed in accordance with Section 8.02(vii) to have notice of the occurrence of such an event, the Trustee shall transmit by mail to the other non-defaulting parties hereto and all Certificateholders notice of such occurrence, unless such default shall have been cured.

                  SECTION 7.04. Waiver of Events of Default.

                  The Holders entitled to at least 66-2/3% (or, in the case of an Event of Default described in clauses (i) through (v) of Section 7.01(a), 100%) of the Voting Rights allocated to each of the Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default, except that prior to any waiver of an Event of Default arising from a failure to make P&I Advances, the Trustee shall be reimbursed all amounts which it has advanced. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Sponsor or any Affiliate of the Sponsor (provided that neither the Sponsor nor any Affiliate thereof is the party in respect of which such Event of Default exists) shall be entitled to the same Voting Rights with respect to the matters described above as they would if any other Person held such Certificates.

                  SECTION 7.05. Additional Remedies of Trustee Upon Event of Default.

                  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.



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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.01. Duties of the Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all such Events of Default and defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement; provided that it is herein acknowledged and agreed that the Trustee is at all times acting in a fiduciary capacity with respect to the Certificateholders. If an Event of Default hereunder occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and applicable law, and use the same degree of care and skill in their exercise as a prudent man or the Trustee would exercise or use under the circumstances in the conduct of his or its own affairs (whichever standard would be higher). Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article
II), shall examine them to determine whether they conform in form to the requirements of this Agreement. If any such instrument is found not to so conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for, but may assume and rely upon, the accuracy and content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Sponsor, the Master Servicer, the Special Servicer or the REMIC Administrator and accepted by the Trustee in good faith, pursuant to this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% (or, as to any particular matter, any higher percentage as may be specifically provided for hereunder) of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  SECTION 8.02. Certain Matters Affecting the Trustee and the
                                Fiscal Agent.

                  Except as otherwise provided in Section 8.01:

                  (i) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default hereunder which has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (iv) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder, and after the curing of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys-in-fact, provided that the use of any such agent or attorney-in-fact shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any such agent or attorney-in-fact;

                  (vii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Certificates or this Agreement; and

                  (viii) Neither the Trustee nor the Fiscal Agent shall be responsible for any act or omission of the Master Servicer, the Special Servicer or the REMIC Administrator (unless the Trustee is acting as Master Servicer, Special Servicer or REMIC Administrator, as the case may be) or for any act or omission of the Sponsor or the Mortgage Loan Sellers.

                  SECTION 8.03. Trustee Not Liable for Validity or Sufficiency
                                of Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the representations and warranties of, and the other statements attributed to, the Trustee and/or the Fiscal Agent in Article II and the certificate of authentication executed by the Trustee as Certificate Registrar set forth on each outstanding Certificate) shall be taken as the statements of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, and the Trustee and the Fiscal Agent assume no responsibility for their correctness. Neither the Trustee nor the Fiscal Agent makes any representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Sections 2.08 and 2.09) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. Neither the Trustee nor the Fiscal Agent shall be accountable for the use or application by the Sponsor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Sponsor or the Mortgage Loan Sellers in respect of the assignment of the Mortgage Loans to the Trust, or any funds deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Sponsor, the Master Servicer, the Special Servicer or the REMIC Administrator. Neither the Trustee nor the Fiscal Agent shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Sponsor, the Master Servicer, the Special Servicer or the REMIC Administrator and accepted by the Trustee or the Fiscal Agent, as the case may be, in good faith, pursuant to this Agreement.

                  SECTION 8.04. Trustee and Fiscal Agent May Own Certificates.

                  Each of the Trustee, in its individual or any other capacity, the Fiscal Agent and any agent of the Trustee or the Fiscal Agent may become the owner or pledgee of Certificates with, except as otherwise provided in the definition of Certificateholder, the same rights it would have if it were not the Trustee, the Fiscal Agent or such agent, as the case may be.

                  SECTION 8.05. Fees of the Trustee; Indemnification of Trustee
                                and the Fiscal Agent.

                  (a) The Trustee shall pay to itself on each Distribution Date, pursuant to Section 3.05(b)(ii), from amounts on deposit in the Distribution Account, an amount equal to the Trustee Fee for such Distribution Date and, to the extent not previously received, for each prior Distribution Date.

                  (b) The Trustee, the Fiscal Agent and any director, officer, employee or agent of the Trustee or the Fiscal Agent shall be entitled to be indemnified and held harmless by the Trust (to the extent of amounts on deposit in the Collection Account and the Distribution Account from time to time) against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, the exercise and performance of any of the powers and duties of the Trustee or the Fiscal Agent hereunder; provided that none of the Trustee, the Fiscal Agent or any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee or the Fiscal Agent in the normal course of the Trustee's or the Fiscal Agent's performing its routine duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's or the Fiscal Agent's obligations and duties hereunder, or by reason of negligent disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee or the Fiscal Agent made herein. The provisions of this Section 8.05(b) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

                  SECTION 8.06. Eligibility Requirements for the Trustee.

                  The Trustee hereunder shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act and be a corporation, a trust company, a bank or a banking association: (i) organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia; (ii) authorized under such laws to exercise trust powers; (iii) having a combined capital and surplus of at least $50,000,000; (iv) subject to supervision or examination by federal or state authority; and (v) whose long-term senior unsecured debt is rated not less than "Aa3" by Moody's and "AA" by S&P (or, in the case of each Rating Agency, such lower ratings as would not, as confirmed in writing by such Rating Agency, result in a downgrade or withdrawal of any of the then-current ratings assigned by such Rating Agency to the Certificates). If such corporation, trust company, bank or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 8.06, the combined capital and surplus of such corporation, trust company, bank or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation, trust company, bank or banking association serving as Trustee may have normal banking and trust relationships with the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and their respective Affiliates; provided that none of (i) the Depositor or any Person involved in the organization or operation of the Depositor, (ii) CREI, (iii) SBRC or (iv) any Affiliate of any of them, may be the Trustee hereunder.

                  SECTION 8.07. Resignation and Removal of the Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and all the Certificateholders. Upon receiving such notice of resignation, the Sponsor shall promptly appoint a successor trustee reasonably acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and the Certificateholders by the Sponsor. If no successor trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Sponsor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and the Certificateholders by the Sponsor.

                  (c) The Holders of Certificates entitled to at least 33-1/3% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed; provided that the Master Servicer, the Sponsor and the remaining Certificateholders shall have been notified; and provided further that other Holders of the Certificates entitled to a greater percentage of the Voting Rights shall not have objected to such removal in writing to the Master Servicer and the Sponsor within 30 days of their receipt of notice thereof. A copy of such instrument shall be delivered to the Sponsor, the Mortgage Loan Sellers, the Special Servicer, the REMIC Administrator and the remaining Certificateholders by the Master Servicer.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08. Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section
8.07 shall execute, acknowledge and deliver to the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files and related documents and statements at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder. If such predecessor trustee was removed as Trustee under this Agreement without cause, the cost of any such execution, delivery or action shall be at the expense of the Trust.

                  (b) No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to the Sponsor and the Certificateholders. If the Master Servicer fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

                  SECTION 8.09. Merger or Consolidation of the Trustee or the
                                Fiscal Agent.

                  Any entity into which the Trustee or the Fiscal Agent may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee or the Fiscal Agent shall be a party, or any entity succeeding to the corporate trust business of the Trustee or to the business of the Fiscal Agent, shall be the successor of the Trustee or the Fiscal Agent, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the Trustee shall continue to be eligible under the provisions of Section 8.06. The successor to the Trustee or the Fiscal Agent, as the case may be, shall promptly notify in writing each of the other parties hereto, the Certificateholders and the Rating Agencies of any such merger, conversion, consolidation or succession to business.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer, the Special Servicer or the REMIC Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) The appointment of a co-trustee or separate trustee under this Section 8.10 shall not relieve the Trustee of its duties, responsibilities or liabilities hereunder.

                  SECTION 8.11. Appointment of Custodians.

                  The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee; provided that if the Custodian is an Affiliate of the Trustee such consent of the Master Servicer need not be obtained and the Trustee shall instead notify the Master Servicer of such appointment. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus (or shall have its performance guaranteed by an Affiliate with a combined capital and surplus) of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File, shall maintain errors and omissions insurance and a fidelity bond meeting the requirements of Fannie Mae for mortgage loan document custodians acting on its behalf and shall not be the Sponsor, the Mortgage Loan Sellers, or any Affiliate of any of them. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its duties, liabilities or obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

                  SECTION 8.12. Access to Certain Information.

                  (a) The Trustee shall provide or cause to be provided to the Sponsor, the Master Servicer, the Special Servicer and the Rating Agencies, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the Mortgage Files and any other documentation regarding the Mortgage Loans and the Trust Fund, that is within its control which may be required by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

                  (b) Promptly following the first sale of any Non-Registered Certificate to an Independent third party, the Sponsor shall provide to the Trustee ten (10) copies of any private placement memorandum or other disclosure document used by the Sponsor or its Affiliate in connection with the offer and sale of the Class of Certificates to which such Non-Registered Certificate belongs. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Sponsor promptly shall inform the Trustee of such event and shall deliver to the Trustee ten (10) copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall on behalf of the Sponsor, upon reasonable advance written notice, make available during normal business hours for review by each Rating Agency and by any Certificateholder or any Certificate Owner or any Person identified to the Trustee by a Certificateholder or a Certificate Owner as a prospective transferee of a Certificate or interest therein, originals or copies of the following items:
(i) in the case of a Holder or prospective transferee of a Non-Registered Certificate, any private placement memorandum or other disclosure document relating to the Class of Certificates to which such Non-Registered Certificate belongs, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and the Sub-Servicing Agreements, and any amendments hereto or thereto, (B) all statements and reports required to be delivered to Holders of the relevant Class of Certificates pursuant to Section 4.02(a) since the Closing Date, (C) all reports delivered to the Trustee since the Closing Date pursuant to Section 4.02(b) and Section 4.02(c), (D) all Officer's Certificates delivered to the Trustee since the Closing Date pursuant to
Section 3.13, (E) all accountants' reports delivered to the Trustee since the Closing Date pursuant to Section 3.14, (F) the most recent inspection report prepared by the Master Servicer or Special Servicer, as the case may be, and delivered to the Trustee in respect of each Mortgaged Property pursuant to
Section 3.12(a), (G) all Borrower financial statements and Mortgaged Property operating statements and rent rolls delivered to the Trustee by the Master Servicer or the Special Servicer since the Closing Date pursuant to Section 3.12(b), (H) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property securing a defaulted Mortgage Loan as to which the environmental testing contemplated by Section 3.09(c) revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied or that any remedial, corrective or other further action contemplated in such clauses is required (but only for so long as such Mortgaged Property or the related Mortgage Loan is part of the Trust
Fund), and (I) all documents constituting the Mortgage Files, including, without limitation, any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.20 (but, in each case, only for so long as the related Mortgage Loan is part of the Trust Fund). Copies of any and all of the foregoing items are to be available from the Trustee upon request; however, the Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such service.

                  In connection with providing access to or copies of the items described in the immediately preceding paragraph of this Section 8.12(b), the Trustee may require, unless the Sponsor directs otherwise, (i) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a beneficial holder of Certificates and will keep such information confidential and (ii) in the case of any prospective purchaser of a Certificate or, in the case of a Book-Entry Certificate, of a beneficial ownership interest therein, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a prospective purchaser of a Certificate or a beneficial ownership interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential, except to the extent that the Sponsor grants written permission to the contrary. Notwithstanding the preceding sentences of this paragraph, the Trustee shall have no responsibility for the accuracy, completeness or sufficiency of any information so made available or furnished by it in the manner described in the immediately preceding paragraph.

                  SECTION 8.13. The Fiscal Agent.

                  (a) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Advance which has not been deemed a Nonrecoverable Advance, whether as successor Master Servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent shall make such Advance when and as required by the terms of this Agreement on behalf the Trustee as if the Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent makes an Advance pursuant to this Section 8.13 or otherwise pursuant to this Agreement, the obligations of the Trustee under this Agreement in respect of such Advance shall be satisfied. Notwithstanding anything contained in this Agreement to the contrary, the Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Trustee is entitled to hereunder as if it were the Trustee.

                  (b) All fees and expenses of the Fiscal Agent (other than indemnification pursuant to Section 8.05(b) or reimbursement for unreimbursed Advances and Advance Interest in respect thereof owed to the Fiscal Agent) incurred by the Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and neither the Trustee nor the Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust, the Sponsor, the Mortgage Loan Sellers, the Master Servicer or the Special Servicer.

                  (c) The obligations of the initial Fiscal Agent set forth in this Section 8.13 shall exist for so long as the initial Trustee shall act as Trustee hereunder and the Trustee would not otherwise satisfy the eligibility requirements of Section 8.06. The obligations of the initial Fiscal Agent set forth in this Section 8.13 or otherwise pursuant to this Agreement shall cease to exist to the extent that LaSalle National Bank, or any successor in interest thereto, is no longer acting as Trustee hereunder. The responsibility for appointing a successor Fiscal Agent shall belong to the successor Trustee insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of Section 8.06. Any successor Fiscal Agent so appointed shall be required to execute and deliver to the other parties hereto a written agreement to assume and perform the duties of the Fiscal Agent set forth in this Agreement; provided that no such successor shall become Fiscal Agent hereunder unless the successor Trustee shall have received written confirmation from each Rating Agency that the succession of such proposed successor Fiscal Agent would not, in and of itself, result in a downgrading or withdrawal of the then current ratings on the Certificates.

                  SECTION 8.14. Filings with the Securities and Exchange
                                Commission.

                  The Trustee shall, at the expense of the Sponsor, prepare for filing, execute and properly file with the Commission, any and all reports, statements and information, including, without limitation, Distribution Date Statements, Delinquent Loan Status Reports, REO Status Reports, Historical Loan Modification Reports, Special Servicer Loan Status Reports, Historical Loss Reports and Operating Statement Analyses (exclusive of the actual operating and financial statements), respecting the Trust Fund and/or the Certificates required by applicable law, specifically provided herein or otherwise reasonably requested by the Sponsor to be filed on behalf of the Trust under the Exchange Act; provided that, in the case of any such items not prepared by the Trustee, such items shall have been received by the Trustee in the format required for electronic filing via the EDGAR system; and provided, further, that any such items that are required to be delivered by the Master Servicer or the Special Servicer to the Trustee shall be so delivered in a format suitable for conversion to the format required for electronic filing via the EDGAR system (in addition to any other required format). The Trustee shall have no responsibility to file any such items not prepared by it that have not been received in such EDGAR-compatible format nor shall it have any responsibility to convert any items not prepared by it to such format. The Sponsor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or requests for other appropriate exemptive relief from, the Commission regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates, and shall file a Form 15 in respect of the Trust during the first January following the Closing Date that it is permitted to do so under the Exchange Act and the regulations promulgated thereunder.



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


                                   ARTICLE IX

                                  TERMINATION


                  SECTION 9.01. Termination Upon Repurchase or Liquidation of
                                All Mortgage Loans.

                  Subject to Section 9.02, the Trust and the respective obligations and responsibilities under this Agreement of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the REMIC Administrator (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Master Servicer or by the Majority Certificateholder of the Controlling Class (other than the Sponsor or either Mortgage Loan Seller) of all Mortgage Loans and each REO Property remaining in REMIC I at a price (to be calculated by the Master Servicer and the Trustee as of the close of business on the third Business Day preceding the date upon which notice of any such purchase is furnished to Certificateholders pursuant to the fourth paragraph of this Section 9.01 and as if the purchase was to occur on such Business Day) equal to (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus (B) the appraised value of each REO Property, if any, included in REMIC I (such appraisal to be conducted by a Qualified Appraiser selected by the Master Servicer and approved by the Trustee), minus (C) if such purchase is being made by the Master Servicer, the aggregate amount of unreimbursed Advances made by the Master Servicer, together with any Advance Interest payable to the Master Servicer in respect of such Advances and any unpaid Master Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), (ii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and each REO Property remaining in REMIC I, and (iii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  Any Majority Certificateholder of the Controlling Class (other than the Sponsor or either Mortgage Loan Seller) and the Master Servicer, in that order of priority, shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than sixty (60) days prior to the anticipated date of purchase; provided, however, that the Master Servicer and any Majority Certificateholder of the Controlling Class (other than the Sponsor or either Mortgage Loan Seller) each may so elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I only if the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1.0% of the Initial Pool Balance. In the event that the Master Servicer or any Majority Certificateholder of the Controlling Class (other than the

Sponsor or either Mortgage Loan Seller) elects to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, the Master Servicer or such Majority Certificateholder, as applicable, shall deposit in the Distribution Account not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, an amount in immediately available funds equal to the above-described purchase price (exclusive of any portion thereof payable to any Person other than the Certificateholders pursuant to Section 3.05(a), which portion shall be deposited in the Collection Account). In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of
Section 3.04(b). Upon confirmation that such final deposits have been made, the Trustee shall release or cause to be released to the purchaser or its designee, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the purchaser, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in REMIC I.

                  Any Sole Certificateholder shall have the right to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in REMIC I as contemplated by clause (ii) of the second preceding paragraph by giving written notice to all the parties hereto no later than 60 days prior to the anticipated date of exchange. In the event that the Sole Certificateholder elects to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, the Sole Certificateholder, not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, shall deposit: (i) in the Distribution Account an amount in immediately available funds equal to all amounts then due and owing to the Trustee and/or REMIC Administrator hereunder that may be withdrawn from the Distribution Account pursuant to Section 3.05(b); and (ii) in the Collection Account an amount in immediately available funds equal to all amounts then due and owing to the Master Servicer, the Special Servicer, the Trustee and/or the REMIC Administrator hereunder that may be withdrawn from the Collection Account pursuant to Section 3.05(a). In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of Section 3.04(b). Upon confirmation that such final deposits have been made and following the surrender of all the Certificates on the Final Distribution Date, the Trustee shall release or cause to be released to the Sole Certificateholder or its designee, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Sole Certificateholder, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in REMIC I.

                  Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders and, if not previously notified pursuant to the preceding paragraphs, to the other parties hereto mailed (a) in the event such notice is given in connection with a purchase by the Master Servicer or any Majority Certificateholder of the Controlling Class (other than the Sponsor or a Mortgage Loan Seller) of all of the Mortgage Loans and each REO Property remaining in REMIC I, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the 5th day of such month, in each case specifying (i) the Distribution Date upon which the Trust will terminate and final payment on the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated.

                  Upon presentation and surrender of the Certificates by the Certificateholder(s) on the Final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for, and any Prepayment Premiums distributable on, such date that is allocable to payments on the relevant Class in accordance with Section 4.01.

                  Any funds not distributed to any Holder or Holders of Certificates of any Class on the Final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six (6) months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, then (subject to applicable escheat laws) the Class R-III Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject thereto.

                  SECTION 9.02. Additional Termination Requirements.

                  (a) In the event the Master Servicer or any Majority Certificateholder of the Controlling Class (other than the Sponsor or either Mortgage Loan Seller) purchases, or the Sole Certificateholder exchanges all the Certificates for, all of the Mortgage Loans and each REO Property remaining in REMIC I as provided in Section 9.01, the Trust (and, accordingly, REMIC I, REMIC II and REMIC III) shall be terminated in accordance with the following additional requirements, unless the Master Servicer or such Majority Certificateholder, as applicable, obtains at its own expense and delivers to the Trustee and the REMIC Administrator an Opinion of Counsel, addressed to the Trustee and the REMIC Administrator, to the effect that the failure of the Trust to comply with the requirements of this Section 9.02 will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II or REMIC III as defined in Section 860F of the Code or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) the REMIC Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each of REMIC I, REMIC II and REMIC III pursuant to Treasury regulation Section 1.860F-1;

                  (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer, the Majority Certificateholder of the Controlling Class or the Sole Certificateholder, as applicable, for cash and/or Certificates; and

                  (iii) at the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the applicable Class of Residual Certificates all cash on hand (other than cash retained to meet claims), and each of REMIC I, REMIC II and REMIC III shall terminate at that time.

                  (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the REMIC Administrator to adopt a plan of complete liquidation of each of REMIC I, REMIC II and REMIC III in accordance with the terms and conditions of this Agreement, which authorization shall be binding upon all successor Certificateholders.

                                   ARTICLE X

                          ADDITIONAL REMIC PROVISIONS


                  SECTION 10.01. REMIC Administration.

                  (a) The REMIC Administrator shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under Applicable State Law. Each such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

                  (b) The REMIC I Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-I Certificates are hereby designated as the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. The REMIC II Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), in REMIC II, and the Class R-II Certificates are hereby designated as the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. The Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-III Certificates are hereby designated as the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC III. None of the REMIC Administrator, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent shall, to the extent it is within the control of such Person, create or permit the creation of any other "interests" in any of REMIC I, REMIC II or REMIC III (within the meaning of Treasury regulation Section 1.860D-1(b)(1)).

                  (c) The Closing Date is hereby designated as the "Startup Day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

                  (d) The REMIC Administrator is hereby designated as agent for the Tax Matters Person of each of REMIC I, REMIC II and REMIC III and shall: act on behalf of the Trust in relation to any tax matter or controversy, represent the Trust in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of REMIC I, REMIC II or REMIC III, seek private letter rulings from the IRS in accordance with Section 10.01(g), enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of REMIC I, REMIC II or REMIC III, and otherwise act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving such REMIC. By their acceptance thereof, the Holders of the Residual Certificates hereby agree to irrevocably appoint the REMIC Administrator as their agent to perform all of the duties of the Tax Matters Person for REMIC I, REMIC II and REMIC III. Subject to Section 10.01(h), the legal expenses and costs of any action described in this subsection (d) and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the REMIC Administrator shall be entitled to be reimbursed therefor out of any amounts on deposit in the Distribution Account as provided by Section 3.05(b).

                  (e) The REMIC Administrator shall prepare and file, and the Trustee shall sign, all of the Tax Returns in respect of each of REMIC I, REMIC II and REMIC III. The expenses of preparing and filing such returns, and performing its duties under Section 10.01(f), shall be borne by the REMIC Administrator without any right of reimbursement therefor.

                  (f) The REMIC Administrator shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the IRS or any other taxing authority under Applicable State Law. Included among such duties, the REMIC Administrator shall provide to: (i) any Transferor of a Residual Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required); and (iii) the IRS, the name, title, address and telephone number of the Person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

                  (g) The REMIC Administrator shall perform its duties more specifically set forth hereunder in a manner consistent with maintaining the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions (and each of the other parties hereto shall assist it, to the extent reasonably requested by it). The REMIC Administrator shall not knowingly take (or cause any of REMIC I, REMIC II or REMIC III to take) any action or fail to take (or fail to cause to be taken) any action within the scope of its duties more specifically set forth hereunder that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event with respect to any such REMIC, unless the REMIC Administrator has received an Opinion of Counsel or an IRS private letter ruling to the effect that the contemplated action will not result in an Adverse REMIC Event. None of the other parties hereto shall take any action (whether or not authorized hereunder) as to which the REMIC Administrator has advised it in writing that it has received an Opinion of Counsel or an IRS private letter ruling to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I, REMIC II or REMIC III, or causing REMIC I, REMIC II or REMIC III to take any action, that is not expressly permitted under the terms of this Agreement, each of the other parties hereto will consult with the REMIC Administrator, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. None of the parties hereto shall take any such action or cause REMIC I, REMIC II or REMIC III to take any such action as to which the REMIC Administrator has advised it in writing that an Adverse REMIC Event could occur. The REMIC Administrator may consult with counsel or seek an IRS private letter ruling to make such written advice, and the cost of same shall be borne: (i) if such action that is not expressly permitted by this Agreement would be of a material benefit to or otherwise in the best interests of the Certificateholders as a whole, by the Trust and shall be paid by the Trustee at the direction of the REMIC Administrator out of amounts on deposit in the Distribution Account; and
(ii) otherwise by the party seeking to take the action not permitted by this Agreement. Without limiting the respective duties and obligations of the parties hereto, the parties hereto may act hereunder in reliance on any IRS private letter ruling so obtained by the REMIC Administrator.

                  (h) In the event that any tax is imposed on REMIC I, REMIC II or REMIC III, including, without limitation, "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to REMIC I, REMIC II or REMIC III after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Article X; (ii) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Article X;
(iii) the Fiscal Agent, if such tax arises out of or results from a breach by the Fiscal Agent of any of its obligations under this Article X; (iv) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X;
(v) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this
Article X; or (vi) the Trust in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust. Any such amounts payable by the Trust in respect of taxes shall be paid by the Trustee at the direction of the REMIC Administrator out of amounts on deposit in the Distribution Account.

                  (i) The REMIC Administrator and, to the extent that records are maintained thereby in the normal course of its business, each of the other parties hereto shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

                  (j) Following the Startup Day therefor, the Trustee shall not accept any contributions of assets to REMIC I, REMIC II or REMIC III unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) None of the REMIC Administrator, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) a breach of any representation or warranty of CREI or SBRC regarding the Mortgage Loans or as otherwise provided for in Section 2.03, (B) the foreclosure, default or imminent default of a Mortgage Loan, including but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed-in-lieu of foreclosure, (C) the bankruptcy of REMIC I, REMIC II or REMIC III, or (D) the termination of the Trust pursuant to Article IX of this Agreement); (ii) the sale or disposition of any investments in the Collection Account, the Interest Reserve Account or the REO Account for gain; or (iii) the acquisition of any assets for the Trust Fund (other than a Mortgaged Property acquired through foreclosure, deed-in-lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Collection Account, the Interest Reserve Account or the REO Account); in any event unless it has received an Opinion of Counsel (from and at the expense of the party seeking to cause such sale, disposition, or acquisition) to the effect that such sale, disposition, or acquisition will not cause: (x) REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on REMIC I, REMIC II or REMIC III under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (l) Except as otherwise permitted by Section 3.17(a), none of the REMIC Administrator, the Master Servicer, the Special Servicer or the Trustee shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services or, to the extent it is within the control of such Person, permit REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code. At all times as may be required by the Code, the REMIC Administrator shall make reasonable efforts to ensure that substantially all of the assets of REMIC I, REMIC II or REMIC III will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 10.02. Sponsor, Master Servicer, Special Servicer,
                                 Trustee and Fiscal Agent to Cooperate with
                                 REMIC Administrator.

                  (a) The Sponsor shall provide or cause to be provided to the REMIC Administrator, within ten (10) days after the Closing Date, all information or data that the REMIC Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (b) The Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent shall each furnish such reports, certifications and information, and access to such books and records maintained thereby, as may relate to the Certificates or the Trust Fund and as shall be reasonably requested by the REMIC Administrator in order to enable it to perform its duties hereunder.

                  SECTION 10.03. Fees of the REMIC Administrator.

                  In the event the Trustee and the REMIC Administrator are not the same Person, the Trustee covenants and agrees to pay to the REMIC Administrator from time to time, and the REMIC Administrator shall be entitled to, reasonable compensation (as set forth in a written agreement between the Trustee and the REMIC Administrator) for all services rendered by it in the exercise and performance of any of the obligations and duties of the REMIC Administrator hereunder.

                  SECTION 10.04. Use of Agents.

                  The REMIC Administrator may execute any of its obligations and duties hereunder either directly or by or through agents or attorneys-in-fact consented to by the Trustee, which consent shall not be unreasonably withheld; provided that the REMIC Administrator shall not be relieved of its liabilities, duties and obligations hereunder by reason of the use of any such agent or attorney-in-fact.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be defective or may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee and the REMIC Administrator, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to REMIC I, REMIC II or REMIC III at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of REMIC I, REMIC II or REMIC III; (vi) to modify, add to or eliminate any provisions of Section 5.02(d)(i), (ii) and (iii) as provided in Section 5.02(d)(iv); or (vii) for any other purpose; provided that such amendment (other than any amendment for the specific purposes described in clauses (v) and (vi) above) shall not, as evidenced by an Opinion of Counsel obtained by or delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder without such Certificateholder's written consent; and provided further that such amendment (other than any amendment for any of the specific purposes described in clauses (i) through (vi) above) shall not result in a downgrade or withdrawal of any rating then assigned to any Class of Certificates by either Rating Agency (as evidenced by written confirmation to such effect from each Rating Agency obtained by or delivered to the Trustee).

                  (b) This Agreement may also be amended from time to time by the mutual agreement of the parties hereto, with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment of this Agreement shall (i) reduce in any manner the amount of, or delay the timing of, payments on any Certificate without the written consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (b)(i) without the written consent of the Holders of all Certificates of such Class, or (iii) modify the provisions of this Section 11.01 without the written consent of the Holders of all Certificates then-outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Sponsor, CREI, SBRC, the Master Servicer, the Special Servicer or any of their respective Affiliates shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates.

                  (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the REMIC Administrator shall consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to any party hereto in accordance with such amendment will not result in the imposition of a tax on REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  (d) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of the amendment to each Certificateholder.

                  (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided that such consents shall be in writing.

                  (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Trustee requests any amendment of this Agreement in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to
Section 11.01(a) or (c) shall be payable out of the Distribution Account.

                  SECTION 11.02. Recordation of Agreement; Counterparts.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel (the reasonable cost of which may be paid out of the Distribution Account) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03(c), each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05. Notices.

                  Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (1) in the case of the Sponsor, Mortgage Capital Funding, Inc., 399 Park Avenue, 3rd Floor, New York, New York 10043, Attention: Mortgage Finance, telecopy number: (212) 793-5602 (with copies to Stephen E. Dietz, Esq., Associate General Counsel, Citibank, N.A., 425 Park Avenue, New York, New York 10043, telecopy number: (212) 793-4401);
(2) in the case of CREI, Citicorp Real Estate, Inc., 399 Park Avenue, New York, New York 10043 Attention: Richard L. Jarocki, Jr., telecopy number: (212) 793-5602; (3) in the case of SBRC, Salomon Brothers Realty Corp., Seven World Trade Center, 29th Floor, New York, New York 10048, Attention: Angela Hutzel, telecopy number (212) 783-2096; (4) in the case of the Master Servicer, AMRESCO Services, L.P., 235 Peachtree Street, N.E., Suite 900 Atlanta, Georgia 30303,
Attention: David Sisom and Deputy General Counsel, telecopy number (404) 654-2500, with a copy to Weil, Gotshal & Manges, LLP, 767 Fifth Avenue, New York, New York 10153-0114, Attention: Paul Cohn, telecopy number (212) 310-8007; (5) in the case of the Special Servicer, Allied Capital Corporation, 1919 Pennsylvania Avenue NW, 3rd Floor, Washington, DC 20006, Attention: John
M. Scheurer, telecopy number (202) 659-2053; (6) in the case of the Trustee and REMIC Administrator, LaSalle National Bank, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: ABS Group - MCFI3 Series 1998-MC3, telecopy number (312) 904-2084; and (7) in the case of the Rating Agencies, (A) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Commercial MBS Monitoring Department, telecopy number: (212) 553-0300; and (B) Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. 26 Broadway, 10th Floor, New York, New York 10004,
Attention: CMBS Surveillance Manager, telecopy number: (212) 208- 0053 or (212) 208-8208; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07. Successors and Assigns; Beneficiaries.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. Except as specifically contemplated by Sections 3.24, 6.03 and 8.05, no other person, including, without limitation, any Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

                  SECTION 11.08. Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.09. Notices to the Rating Agencies.

                  (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) any material change or amendment to this Agreement;

                  (ii) the occurrence of any Event of Default hereunder that has not been cured;

                  (iii) the resignation or termination of the Master Servicer, the Special Servicer or the REMIC Administrator and the appointment of a successor;

                  (iv) any change in the location of the Distribution Account;

                  (v) the final payment to any Class of Certificateholders; and

                  (vi) the repurchase of any Mortgage Loan by CREI or SBRC, as applicable, pursuant to Section 2.03.

                  (b) The Master Servicer shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) the resignation or removal of the Trustee and the appointment of a successor;

                  (ii) any change in the location of the Collection Account or the Interest Reserve Account;

                  (iii) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Trustee;

                  (iv) any material casualty at or condemnation or eminent domain proceeding in respect of a Mortgaged Property; and

                  (v) the vacating by an anchor tenant of a retail Mortgaged Property.

                  (c) Each of the Master Servicer and the Special Servicer, as the case may be, shall furnish to each Rating Agency such information with respect to the Mortgage Loans as the Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer, as the case may be, can reasonably provide.

                  (d) Each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (i) each of its annual statements as to compliance described in Section 3.13; and

                  (ii) each of its annual independent public accountants' servicing reports described in Section 3.14, if any.

In addition, upon request, each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies or summaries (in such format as will be acceptable to the Rating Agency) of any of the written reports (including, without limitation, reports regarding property inspections) prepared, and any of the quarterly and annual operating statements, rent rolls and financial statements collected, by it pursuant to Section 3.12(b).

                  (e) The Trustee shall promptly furnish to each Rating Agency on a monthly basis copies of the statements to the Holders of the REMIC III Regular Certificates required by the first paragraph of Section 4.02(a).

                  (f) To the extent reasonably possible, all information and reports delivered or made available to the Rating Agencies by any of the Trustee, the Master Servicer or the Special Servicer pursuant to this Section 11.09, shall be so delivered or otherwise made available through an electronic medium.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers or representatives thereunto duly authorized, in each case as of the day and year first above written.

                        MORTGAGE CAPITAL FUNDING, INC.,
                           Sponsor

                           By: /s/ Richard L. Jarocki, Jr.
                              ----------------------------------
                           Name:  Richard L. Jarocki, Jr.
                           Title: President



                        SALOMON BROTHERS REALTY CORP.
                           Mortgage Loan Seller

                           By: /s/ Angela M. Hutzel
                              ----------------------------------
                           Name:  Angela M. Hutzel
                           Title: Authorized Agent



                        CITICORP REAL ESTATE, INC.,
                           Mortgage Loan Seller

                           By: /s/ Mark Horinbein
                              ----------------------------------
                           Name:  Mark Horinbein
                           Title: Authorized Signatory




                        AMRESCO SERVICES, L.P.,
                           Master Servicer

                           By:   AMRESCO Mortgage Capital, Inc.
                                 its general partner

                           By: /s/ Daniel B. Kirby
                              ----------------------------------
                           Name:  Daniel B. Kirby
                           Title: Senior Vice President


                        ALLIED CAPITAL CORPORATION
                           Special Servicer

                           By: /s/ John M. Scheurer
                              ----------------------------------
                           Name:  John M. Scheurer
                           Title: Managing Director

                        LASALLE NATIONAL BANK,
                           Trustee and REMIC Administrator

                        By: /s/ Michael B. Evans
                           ----------------------------------
                        Name:  Michael B. Evans
                        Title: First Vice President

                        ABN AMRO BANK N.V.,
                           Fiscal Agent

                        By: /s/ Irene Pazik
                           ----------------------------------
                        Name:  Irene Pazik
                        Title: Vice President


                        By: /s/ Robert C. Smolka
                           ----------------------------------
                        Name:  Robert C. Smolka
                        Title: Group Vice President

STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On the 30th day of December, 1998, before me, a notary public in and for said State, personally appeared Mark Horinbein, known to me to be a Authorized Signatory of MORTGAGE CAPITAL FUNDING, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Rita E. Leahy
                                            ------------------------------
                                                     Notary Public


[Notarial Seal]

STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On the 30th day of December, 1998, before me, a notary public in and for said State, personally appeared Richard L. Jarocki, known to me to be a President of CITICORP REAL ESTATE, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Rita E. Leahy
                                            ------------------------------
                                                     Notary Public


[Notarial Seal]

STATE OF ILLINOIS                           )
                                            )  ss.:
COUNTY OF COOK                              )


                  On the 21st day of December, 1998, before me, Carissa Jean Pogne, a notary public in and for said State, personally appeared Michael B. Evans, known to me to be a Fisrt Vice President of LASALLE NATIONAL BANK, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                /s/ Carissa Jean Pogne
                                            ------------------------------
                                                     Notary Public


[Notarial Seal]

STATE OF ILLINOIS                           )
                                            )  ss.:
COUNTY OF COOK                              )


                  On the 21st day of December, 1998, before me, Carissa Jean Pogne, a notary public in and for said State, personally appeared Irene Pazik, Vice President and Robert C. Smolka, Group Vice President, of ABN AMRO BANK N.V., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                /s/ Carissa Jean Pogne
                                            ------------------------------
                                                     Notary Public


[Notarial Seal]

STATE OF GEORGIA                            )
                                            )  ss.:
COUNTY OF FULTON                            )


                  On the 21st day of December, 1998, before me, a notary public in and for said State, personally appeared Daniel B. Kirby, known to me to be a Senior Vice President of AMRESCO Mortgage Capital Inc., the general partner of AMRESCO SERVICES, L.P., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    /s/ Elizabeth Pye
                                              ------------------------------
                                                       Notary Public


[Notarial Seal]

DISTRICT OF COLUMBIA                        )
                                            )  ss.:
                                            )


                  On the 22nd day of December, 1998, before me, a notary public in and for said State, personally appeared John M. Scheurer, known to me to be a Managing Director of ALLIED CAPITAL CORPORATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Kristine M. Schlee
                                              ------------------------------
                                                       Notary Public


[Notarial Seal]

STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On the 21st day of December, 1998, before me, a notary public in and for said State, personally appeared Angela M. Hutzel, known to me to be a Authorized Agent of SALOMON BROTHERS REALTY CORP., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   /s/ Astrid Percy
                                            ------------------------------
                                                     Notary Public


[Notarial Seal]

                                   SCHEDULE I

                             Mortgage Loan Schedule

Control   Loan    Property
Number   Number    Number                 Property Name                                      Property Address
------   ------    ------                 -------------                                      ----------------
 S001      101               515 22nd Street NW                                     515 22nd Street NW
 S002      103               Master Realty Portfolio
 S003      103      103A     Ramada Inn DFW/West                                    2155 West Airport Freeway
 S004      103      103B     Historic Suites of America Hotel                       612 Central Avenue
 S005      103      103C     Ramada Inn Downtown                                    401 North 1st Street
 S006      103      103D     Soho VI                                                700-712 Broadway
 S007      103      103E     River Market                                           302-314, 412-416, 309-313, 502, 509, 512
                                                                                      Delaware St. & 500-508 Walnut/15-23
                                                                                      East 5th St.
 S008      104               Ocean City Factory Outlets                             12741 Ocean Gateway / N/s of route 50
 S009      107               Waterford Wedgwood Facility                            1330 Campus Parkway
 S010      108               Victorville Towne Center                               12351-12353 Mariposa Road
 S011      109               University Park Towers                                 2261 Sherman Circle South
 S012      111               Woodland Apartments                                    1201 Centre Road
 S013      114               Meadows at Hickory Lake Apartments                     2400 Old Concord Road
 S014      115               200 Valley Road - Mt. Arlington Corporate Center       200 Valley Road
 S015      116               Park Oaks Shopping Ctr.                                2407 West Airport Freeway
 S016      118               Gardens at Hickory Lake Apartments                     2400 Old Concord Road
 S017      120               Edmonston Crossing                                     1010-1020 Rockville Pike
 S018      122               Summer Place Apartments                                101 Summer Place Drive
 S019      124               HTW Portfolio
 S020      124      124A     Waverly Plaza                                          East Side Emmitt Avenue
 S021      124      124B     Walmart Center                                         512-520 North Webster Street
 S022      124      124C     East Hills Mall                                        5278 Irvin Road
 S023      125               Linens 'N Things Retail Building                       1475 - 11th Ave Northwest
 S024      126               The Deer Cross Apartments                              3000 South First Street
 S025      127               Susse Chalet Hotel                                     371 George Washington Boulevard
 S026      129               Woodhaven Apartments                                   1903-145 Woodhaven Circle
 S027      130               Fallfax Commercial Center                              7630-7648 Lee Highway & 2822-2830 Fallfax Drive
 S028      131               Best Western Adams Inn                                 29 Hancock Street
 S029      132               Bethesda East Office Center                            4405 East-West Highway
 S030      133               Comfort Inn - Sea Tac                                  19333 Pacific Hwy. South
 S031      134               Times Square Shopping Center                           4012, 4016 & 4020 S. Rainbow Blvd. &
                                                                                      6820 W. Flamingo Road
 S032      135               Comfort Inn-Marietta                                   700 Pike Street
 S033      136               Hacienda Del Sol                                       644 Alvarado Avenue
 S034      138               Premier Cruise Lines                                   400 Challenger Road
 S035      139               100 Valley Road - Mount Arlington Corporate Center     100 Valley Road
 S036      141               Sierra Center Portfolio
 S037      141      141A     Woodland Court                                         3921-3953 South 76th Street
 S038      141      141B     East Towne Plaza                                       1414-1438 East Brady Street
 S039      142               Sherwood Mesa Shopping Center                          1107-1161 East Main Street
 S040      143               Forest Hills Center                                    63-27/35 108th Street
 S041      144               Talbott Shopping Center                                1043-1099 Rockville Pike
 S042      145               Sunrise Plaza Shopping Center                          31070-31188 Cortez Boulevard
 S043      146               Park Central Apartments                                5702 50th Street
 S044      147               New Kent Crossing Shopping Center                      2581 - 2597 New Kent Highway
 S045      148               Evergreen Marketplace                                  30790,30810 & 30901  Stagecoach Boulevard
 S046      151               Shoppes of Killian                                     10834 S.W. 104th Street
 S047      152               Days Inn of Orlando                                    2425 Frontage Road
 S048      153               10 Victor Square                                       10 Victor Square
 S049      154               The Cosmopolitan                                       145 East 48th Street
 S050      155               Arbors at Hickory Lake                                 2400 Old Concord Road
 S051      156               Cochran Avenue Apartments                              342-346 South Cochran Avenue
 S052      159               Garden Ridge Apartments                                6517 Melody Lane
 S053      160               Clermont Shopping Center                               721-791 East State Road 50
 S054      161               Alamosa Plaza Commercial Retail & Office Center        2929 & 2949 East Desert Inn Road
 S055      163               Hampton Inn-Aiken, SC                                  100 Tamil Drive
 S056      165               Mount Vernon Centre                                    521-545 Saint Paul Place
 S057      166               Federal Express Facility                               18115 South Main Street
 S058      172               Summit Bank Plaza                                      213 Summerhill Road
 S059      174               Deerwood I Apartments                                  100 Champions Drive
 S060      175               Maple Springs Medical Center                           10810 Darnestown Road
 S061      176               Winding Creek Apartment                                5071 Ooltewah-Ringgold Road
 S062      177               Shoney's Inn of Augusta                                3023 Washington Road
 S063      178               Winona Quality Inn                                     956 Mankato Avenue
 S064      179               Camilla Marketplace                                    129 U.S Highway 19 North
 S065      181               80 Evergreen Avenue                                    80 Evergreen Avenue
 S066      182               Park Street Office Building                            115 Park Street, S.E.
 S067      183               The Mode Building                                      802 West Idaho Street
 S068      184               Food Lion Grocery Store                                300 Henslee Drive (Highway 70 Bypass)
 S069      185               East Hill Carriage Square Shopping Center              10211 S.E. 256th Street
 S070      187               Colonial Specialties Building                          9390 South 300 West
 S071      188               Education America Building                             300 East Loop 820
 S072      189               Westwood Apartments                                    2 East Regal Street
 S073      190               Park Plaza Mall                                        400 10th Street Southeast
 S074      192               Bennett Apartments/Edgepark Apartments Portfolio
 S075      192      192A     Bennett Apartments                                     20-30 East Morris Street
 S076      192      192B     Edgepark Apartments                                    1016 Amherst Street
 S077      193               Town Square Shopping Center                            372-450 East 12300 South
 S078      194               Roy West Shopping Center                               3500 West 4800 South
 S079      195               Eastgate Garden Apartments                             474 Old State Route 74
 S080      196               Willowgrove Apartments/Lin-Nor Apartments Portfolio
 S081      196      196A     Willowgrove Apartments                                 223 Elmwood Avenue
 S082      196      196B     Lin-Nor Apartments                                     1-19 Linwood Avenue
 S083      198               Powder Mill Station Shopping Center                    11101 Baltimore Avenue
 S084      199               Paradise Plaza Shopping Center                         4080 Paradise Road
 S085      200               Tropicana Topaz Shopping Center                        2554 East Tropicana Avenue
 S086      201               Northchase Professional Park Building One              400 Professional Park Drive
 S087      202               20 Crooke Avenue                                       20 Crooke Avenue
 S088      204               Nevada Bob's Plaza                                     7303 East Main Street
 S089      206               Watertower Office Building                             6198 Butler Pike
 S090      207               University of Phoenix                                  5340 McNutt Road
 S091      209               Casa Linda Apartments                                  5750 North Fresno Street
 S092      210               Blockbuster Video Store                                870 West Williams Avenue
 S093      211               3804-3808 North Wilson Boulevard                       3804-3808 North Wilson Boulevard
 S094      212               Fort Washington Office Center                          260 New York Drive
 S095      214               The Amigos Del Sol Apartments                          10009 Rushing Drive
 S096      215               Lakeside Apartments                                    112 S. Little Flower Road
 S097      216               Deerwood II Apartments                                 100 Temple Blvd.
 S098      218               214 West 30th Street                                   214 West 30th Street
 S099      219               Art-Deco Supermarket                                   1431-1435 Washington Ave.
 S100      222               Sandy Pointe Shopping Center                           7800 South and 700 East
 S101      224               Island Plaza Shopping Center                           848-862 Long Island Ave.
 S102      225               909 Park Avenue                                        909 Park Avenue
 S103      226               647 9th Avenue                                         647 9th Avenue
 S104      227               5775 Bridge Street                                     5775 Bridge Street
 S105      229               Oak Shadows Mobile Home Park                           1330 Calaveritas Road
 S106      231               Shirley 395 Business Center                            2575-2615 Shirlington Road
 S107      232               Oyster Bay Plaza                                       4201-4207 Kitsap Way
 S108      247               Kennedy Space Center Days Inn                          3755 Cheney Highway
 S109      251               Best Western Gateway Inn                               2585 Seaboard Avenue
 S110      252               El Paseo Village                                       73405-73445 El Paseo Drive
 S111      253               Lee Gardens Apartments                                 16, 18, and 20 Israel Zupnik Drive
 S112      254               Hollywood Bldgs. 1,2,3,4A&B, 5A&B                      3835-4011 Pembroke Rd.
 S113      255               Dixie Business Center                                  2044, 2046-2048 McKinley Street
 S114      256               I-95 Building                                          2000 S.W.30th Avenue
 S115      257               Parkwood Tract                                         3101 S.W. 25th Street
 S116      258               Building V                                             1899-1911 S.W. 31st Avenue
 S117      259               Buildings "S", "T", and "U"                            1817-1855 S.W. 31st Avenue
 S118      260               Buildings "E", "F", "G"                                1975-1985 South Park Road & 1804 SW 31st Avenue
 S119      262               Alvin Center                                           2477-2491 Alvin Avenue
 S120      268               Jamestown Square I and II Apartments                   1263-1380 Eldorado Street
 S121      271               Jackson/Sherwood Apts. & Thackery Ave. Apts.           2683-2760 Jackson Avenue N.W. &
                                                                                      2871-2883 Thackery Avenue
 S122      275               Highland Office Building                               5 Catamore Boulevard
 S123      277               Apple Villa Apartments                                 1705 State Highway 37
 S124      278               Fountaingrove Medical Office Building
                               (Cancer Center)                                      3555 Round Barn Circle
 S125      279               College Square Apartments                              2829-2847 Combs Lane and
                                                                                      3001-3056 Clinchview Drive
 S126      280               Racanelli Portfolio I
 S127      280      280A     15 Rasons Court                                        15 Rasons Court
 S128      280      280B     33 Ranick Road                                         33 Ranick Road
 S129      280      280C     26 Ranick Road                                         26 Ranick Road
 S130      281               Racanelli Portfolio II
 S131      281      281A     290 Spagnoli Road                                      290 Spagnoli Road
 S132      281      281B     90 Nicon Court                                         90 Nicon Court
 S133      281      281C     780 Park Avenue                                        780 Park Avenue
 S134      281      281D     300 Spagnoli Road                                      300 Spagnoli Road
 S135      282               Shrewsbury Commons Shopping Center                     Forrest Avenue East and Mount Airy Road
 S136      283               American Foundation for Biological Research Bldg.      12111 Parklawn Drive
 S137      290               59th Avenue and Thunderbird Road                       5890 & 5894 West Thunderbird Road
 S138      291               Canton-Central Bank Shopping Center                    16800 N.W. 67th Avenue
 S139      292               Oceanside Caldor/Gold Coast Plaza & Swan Nursery
                               Commons Portfolio
 S140      292      292A     Oceanside Caldor/Gold Coast Plaza                      3544-3600 Long Beach Road
 S141      292      292B     Swan Nursery Commons                                   655 Montauk Highway
 S142      293               558 Broadway                                           558 Broadway
 S143      294               183-02 through 183-14 Horace Harding Expressway        183-02 through 183-14 Horace Harding Expressway
 S144      295               90 Saint Andrews Place                                 90 Saint Andrews Place
 S145      297               Hunter Office Building                                 11495 Sunset Hills Road
 S146      301               385 Franklin Avenue                                    385 Franklin Avenue
 S147      303               Expressway Building                                    91-31 Queens Boulevard
 S148      499               Kranzco Portfolio
 S149      499      499A     Douglasville Crossing                                  5983 Stewart Parkway
 S150      499      499B     Snellville Oaks                                        2135 East Main Street
 S151      499      499C     Tifton Corners                                         121 S. Virginia Avenue
 S152      499      499D     Village Oaks                                           6241-51 N. Davis Highway
 S153      499      499E     Statler Crossing                                       851 Statler Boulevard
 S154      499      499F     Pickaway Crossing                                      23625 U.S. Route 23
 S155      499      499G     Vidalia Walmart                                        2305 Lyons Highway
 S156      499      499H     Meeting Square                                         1200 S. Russell Street
 S157      499      499I     Summerville Center                                     14 Trion Road
 C001    6000202     332     Elwye Center                                           234 Fraley Boulevard
 C002    6000239     380     Flinthills Mall                                        18th and Industrial Road
 C003    6000244     387     67 Mason Street                                        67 Mason Street
 C004    6000245     388     116 Post Road                                          112-118 Boston Post Road
 C005    6110108     874     Bank One Office Building                               1001 E. Southmore
 C006    6110118     885     1601 N. 39th Street                                    1601 N. 39th Street
 C007    6110122     890     Royal Manor Apts.                                      1519 50th Street
 C008    6201397    3047     Eastpointe Plaza                                       I-79 & U.S. Route 50
 C009    6201572    3222     Comfort Inn - Clinton                                  NE side of I-26, NW of SC Highway 56
 C010    6202047    3698     Fairfield Inn - Layton                                 1740 North 1200 West
 C011    6202220    4673     Cineplex Odeon Theater                                 1620 75th Street
 C012    6202465    4117     Washington Heights Apartments                          168 Washington Street
 C013    6202480    4132     Park Villa Apartments                                  1800 E. 38th Street
 C014    6202484    4136     Chesapeake Yachting Center                             400 Wagner Lane and Frog Mortar Creek
 C015    6202649    4300     Tower Park Bldgs. 100 and 200                          131 & 201 Tower Park Dr.
 C016    6202658    4706     Richman Gordman 1/2 Price Stores                       2590 Hubbell Ave
 C017    6202701    4709     Savers Plaza                                           3517-3553 West Bell Road
 C018    6202747    4398     383 Route 46 West                                      383 Route 46 West
 C019    6202752    4403     Brookside Mobile Home Park                             Porto Road
 C020    6202753    4404     Menlo Park Office Center                               1000 El Camino Real
 C021    6202821             University Plaza/Winding River Plaza Portfolio
 C022    6202821    4472     University Plaza                                       90-116 Flock Road
 C023    6202821    4473     Winding River Plaza                                    309 Main Street
 C024    6202836    4487     Lakeover Offices                                       101 Business Park Drive
 C025    6202837    4488     Business Park Offices (200 Business Park)              101 Business Park Drive
 C026    6600048     974     Crown Professional Building                            3662 Katella Avenue
 C027    6600056     987     Southwind Village Center                               3195 Players Club Parkway
 C028    6600060     992     Hampton Inn-Bossier,LA                                 1005 Gould Drive
 C029    6600061     993     Elmtree Townhouse Apartments                           Route 11 & Elmtree Drive
 C030    6600066     998     Eagleview Apartments                                   1803 Prairie Road
 C031    6600131    1071     Larchmont Village                                      206-226 N. Larchmont Blvds.
 C032    6600135    1078     Health Net Building                                    20151 Nordhoff Street
 C033    6600163    1116     Holiday Inn-Murfreesboro                               2227 Old Fort Parkway
 C034    6600164    1117     Brookwood Apartments                                   5310 26th Street West
 C035    6600165    1119     Arbor Park Apartments                                  309 Southwest 16th Avenue
 C036    6600175    1129     Sunharbor Manor Nursing Home                           255 Warner Avenue
 C037    6600180    1135     River Ridge At Hulen                                   4920 Overton Ridge Blvd.
 C038    6600184    1141     Bardin Square Shopping Center                          130 Bardin Road
 C039    6600186    1142     Country Day Plaza Shopping Center                      5512 Bellaire Drive South
 C040    6600210    1170     Circle K Mobile Home Park                              827 West Valley Highway
 C041    6600220    1186     Starlite Plaza                                         1812 Pulaski Highway
 C042    6600224    1197     Comfort Suites - Jacksonville                          130 Workshop Lane
 C043    6600225    1198     Holiday Inn Express-Lexington                          131 Innkeeper Drive
 C044    6600232    1205     Sands Harbor Hotel & Marina                            125 Riverside Drive
 C045    6600262    1242     Amberley Suites Hotel                                  5885 Oakbrook Parkway
 C046    6600264    1245     Granada Suites Hotel                                   1302 West Peachtree Street
 C047    6600266    1246     Inn at the Peachtrees Hotel                            330 W. Peachtree Street
 C048    6600267    1247     Canal Winchester Medical Center                        6441 Winchester Square Blvd
 C049    6600270    1250     Westbourne Morrison Limited                            5656-5676 Westbourne Ave
 C050    6600286    1269     Marengo Village Apartments                             Briden Dr. and Johnson St.
 C051    6600287    1268     Harvard Square Apartments                              201-205 W. Harrison Avenue
 C052    6600295    1280     Wyndwood Apartments                                    55 Regina Drive
 C053    6600315    1305     York & Parks Retail Building                           9709 York Road
 C054    6600331    1323     Marina Park Hotel                                      340 Biscayne Boulevard
 C055    6600332    1324     Market Square Office Building                          305 Harrison St.
 C056    6600337    1329     The Reynolds Building                                  788 Shrewsbury Avenue
 C057    6600350    1338     Metro Mobile Home Park                                 103 Moonachie Avenue
 C058    6600356    1346     San Marcos Crossroads                                  204-218 San Marcos Boulevard
 C059    6600364    1358     Executive Plaza                                        10001 Lake Forest Blvd.
 C060    6600374    1368     Days Inn- Hollywood, FL                                2601 North 29th Avenue
 C061    6600397    4737     Fountainbleau Storage & Apts                           4040 Tulane Avenue at South Carrollton Avenue
 C062    6600413    4752     Marvin D. Love Office Building                         725 Marvin D. Love Freeway
 C063    6600416    4755     Jackson Place Apartments                               Hospital Road
 C064    6600422    4765     Best Western Mirage                                    5005 34th Street North
 C065    6600423    4766     Holiday Inn Hotel - Trinidad                           9995 County Road 69
 C066    6600457    4820     Days Inn - Richmond, IN                                540 West Eaton Pike
 C067    6600471    4831     Hampton Inn-Grand Rapids                               4981 28th Street
 C068    6600481    4841     Hampton Inn-Saginaw                                    2222 Tittabawassee
 C069    6600507    4878     Howard Johnson-Cincinnati                              5410 Ridge Avenue
 C070    6600529    5041     Lakeside Plaza                                         23120 Alicia Parkway
 C071    6600599    5117     Greencrest Mobile Home Park                            541 W. 15th Avenue
 C072    6600610    5132     Shannon Tower Office Building                          4405 Mall Boulevard
 C073    6600667    5207     Blue Star Storage                                      17613 Coit Road
 C074    6600683    5234     Westminster Executive Plaza-LAM Portfolio              13950 Milton Ave
 C075    6600689    5240     Harbor Gateway Garden                                  19401 South vermont Ave.
 C076    6600690    5254     Nexus Garden Plaza                                     2112 E. 4th Street
 C077    6600701    5269     Ramada Inn-Plant City                                  2011 Wheeler Street
 C078    6600702    5076     Thunderbird Plaza                                      2701-2721 South Collage Avenue
 C079    6600708    5070     2401 Research Building                                 2401 Research Building
 C080    6600709    5082     2301 Research Building                                 2301 Research Building
 C081    6600723    5286     10605 Concord Street                                   10605 Concord Street
 C082    6600725    5288     Country View Apartments                                4164 St. Elmo Avenue
 C083    6600756    5328     Skyline Village MHP                                    1700 Swanson Drive
 C084    6600787    5367     Quadrant Multi-Use Center                              1421 N. Lee Trevino Drive
 C085    6600789    5368     Prospect Pointe East                                   401 Curtis Road
 C086    6600796             Distribution Portfolio
 C087    6600796    5375     Distribution II                                        711 Distribution Drive
 C088    6600796    5377     Transdistribution - WV                                 5300 Rosemar Road
 C089    6600817    5396     Econolite                                              3360 La Palma Avenue
 C090    6600853    5433     Sun River Professional Plaza                           720 South Riverside Drive
 C091    6600870    5452     CS Hotels                                              1746 Ocean Avenue
 C092    6600912     376     168 Canal                                              168-180 Canal Street
 C093    6600914     385     300 Rosewood Drive                                     300 Rosewood Drive
 C094    6600915     386     35 Otis Street                                         35 Otis Street
 C095    6600917     403     850 Boylston Street                                    850 Boylston Street
 C096    6600950    5530     Best Western Metro Inn                                 99 Spring St.
 C097    6601050             Day Care Centers Portfolio
 C098    6601050    5641     Ashburn Farms II                                       43323 Rail Stop Terrace
 C099    6601050    5642     Fair Lakes II                                          4750 Rippling Pond Drive
 C100    6601050    5646     Centreville Green                                      13501 Braddock Road
 C101    6601050    5647     McNair Farms                                           2487 McNair Farm Drive
 C102    6601050    5648     South Riding                                           25400 S. Riding Boulevard
 C103    6601050    5649     Sully Station I                                        5801 Stone Creek Drive
 C104    6601050    5650     Centre Ridge                                           6210 Multiplex Drive
 C105    6601050    5661     Cascades                                               20655 Fernbank Court
 C106    6601050    5699     Fair Lakes I                                           4401 Roger Stover Drive
 C107    6601060    5667     Courtyard by Marriott-Jackson                          6280 Ridgewood Court
 C108    6601061    5666     Courtyard by Marriott-Germantown                       7750 Wolf River Blvd.
 C109    6601062    5668     Hampton Inn & Suites-Jackson                           320 Greymont Avenue
 C110    6601063    5669     Courtyard by Marriott-Tupelo                           1320 North Gloster Street
 C111    6601064    5670     Holiday Inn-Muscatine                                  2915 North Highway 61
 C112    6601080    5691     Levinson Plaza                                         2 Lincoln Highway (Rt.# 27)
 C113    6601139    5757     BV Hollywood Storage Facility                          6372 Santa Monica Blvd.
 C114    6601152    5774     Fairfax Village Shopping Center                        3827-3850 Pennsylvania Avenue, SE
 C115    6601288    5919     PK Products Industrial Building                        2000 Fox Lane
 C116    6601371    6013     Sunny Hills Business Park                              211-285 E. Imperial Hwy
 C117    6601372    6012     Cerritos Professional Center                           10900 E. 183rd Street
 C118    6601641    5147     Stoffel Seals-GA                                       One Stoffel Road/GA. 100
 C119    6601642    4065     Stoffel Seals-NY                                       400 High Avenue
 C120    6602318    7114     Parcfront Apartments                                   245-275 Union Blvd.

                                                                                                                  Remaining Term
Control                                                                                                            to Maturity/
Number          City                   State   Zip Code  Mortgage Rate  Original Balance   Cut-off Date Balance    ARD (months)
------          ----                   -----   --------  -------------  ----------------   --------------------    ------------
 S001       Washington                  DC      20037       6.8100%      21,530,000.00        21,067,759.31             109
 S002                                                       7.5000%      19,675,000.00        19,437,073.69             109
 S003       Euless                      TX      76040
 S004       Kansas City                 MO      64105
 S005       Phoenix                     AZ      85004
 S006       Kansas City                 MO      64105
 S007       Kansas City                 MO      64105
 S008       West Ocean City             MD      21842       7.1500%      16,106,693.00        16,048,097.38             117
 S009       Wall Township               NJ      07719       7.5100%      11,000,000.00        11,000,000.00              58
 S010       Victorville                 CA      92392       7.2800%      10,400,000.00        10,336,405.23             111
 S011       Miramar                     FL      33025       7.5600%       9,750,000.00         9,643,620.79             107
 S012       Wilmington                  DE      19805       7.2000%       7,550,000.00         7,488,704.66             109
 S013       Smyrna                      GA      30082       9.8500%       6,896,980.00         6,712,570.18              36
 S014       Mount Arlington             NJ      07856       8.2900%       6,865,926.98         6,839,417.78             114
 S015       Irving                      TX      75062       8.6250%       6,000,000.00         5,781,540.28              50
 S016       Smyrna                      GA      30082       9.8500%       5,317,950.00         5,175,759.70              36
 S017       Rockville                   MD      20852       10.0000%      5,010,000.00         4,920,638.94              91
 S018       Merritt Island              FL      32953       7.2500%       4,900,000.00         4,863,684.28             110
 S019                                                       9.1250%       4,765,000.00         4,665,728.58              98
 S020       Waverly                     OH      45690
 S021       Taylorville                 IL      62568
 S022       Huntington                  WV      25705
 S023       Issaquah                    WA      98027       7.5000%       4,750,000.00         4,702,413.99             107
 S024       Lufkin                      TX      75901       7.7500%       4,725,000.00         4,673,606.23             105
 S025       Smithfield                  RI      02917       8.3400%       4,500,000.00         4,438,193.44             109
 S026       Rockledge                   FL      32955       7.5000%       4,400,000.00         4,366,666.33             109
 S027       Falls Church                VA      22042       7.3750%       4,300,000.00         4,262,709.41             112
 S028       Quincy                      MA      02171       7.8750%       4,200,000.00         4,144,454.87             112
 S029       Bethesda                    MD      20814       7.7000%       4,100,000.00         4,062,369.89             109
 S030       Seattle                     WA      98188       8.0500%       4,000,000.00         3,952,538.15             109
 S031       Las Vegas                   NV      89103       7.7500%       3,900,000.00         3,859,803.63             106
 S032       Marietta                    OH      45750       7.8000%       3,800,000.00         3,743,119.89             111
 S033       Davis                       CA      95616       7.8100%       3,700,000.00         3,641,389.38             106
 S034       Cape Canaveral              FL      32920       8.0000%       3,500,000.00         3,470,762.26             108
 S035       Mount Arlington             NJ      07856       8.0600%       3,450,000.00         3,419,043.14             107
 S036                                                       8.0000%       3,300,000.00         3,253,041.56             107
 S037       Milwaukee                   WI      53220
 S038       Milwaukee                   WI      53202
 S039       Mesa                        AZ      85204       9.1250%       3,200,000.00         3,136,610.24              99
 S040       Forest Hills                NY      11375       7.0000%       3,200,000.00         3,179,018.36             111
 S041       Rockville                   MD      20852       9.8750%       3,165,000.00         3,107,236.98              91
 S042       Brooksville                 FL      34602       8.5000%       3,150,000.00         3,088,159.55             101
 S043       Lubbock                     TX      79414       8.1250%       3,100,000.00         3,060,212.14             108
 S044       Bottoms Bridge              VA      23141       8.6250%       3,070,000.00         3,033,241.12             101
 S045       Evergreen                   CO      80439       8.5500%       3,000,000.00         2,973,616.75             106
 S046       Miami                       FL      33176       9.2500%       2,750,000.00         2,702,060.19             101
 S047       Davenport                   FL      33837       9.1250%       2,750,000.00         2,653,354.37              98
 S048       Scotts Valley               CA      95066       7.8800%       2,700,000.00         2,667,014.34             108
 S049       New York                    NY      10017       7.2500%       2,670,000.00         2,618,908.38             110
 S050       Smyrna                      GA      30082       9.8500%       2,545,600.00         2,477,536.78              36
 S051       Los Angeles                 CA      90036       7.6100%       2,504,000.00         2,479,448.32             107
 S052       Dallas                      TX      75231       7.1500%       2,500,000.00         2,481,056.32             110
 S053       Clermont                    FL      34711       8.7500%       2,500,000.00         2,470,801.74             101
 S054       Las Vegas                   NV      89121       8.6250%       2,500,000.00         2,443,659.86              98
 S055       Aiken                       SC      29803       8.5000%       2,430,000.00         2,391,179.09             107
 S056       Baltimore                   MD      21202       8.6300%       2,400,000.00         2,348,321.79             106
 S057       Carson                      CA      90746       7.2500%       2,260,000.00         2,239,942.97             112
 S058       East Brunswick              NJ      08816       8.0000%       2,100,000.00         2,067,710.04             106
 S059       Lufkin                      TX      75901       7.8100%       1,967,000.00         1,945,462.06             105
 S060       Gaithersburg                MD      20878       7.6250%       1,910,000.00         1,885,766.59             109
 S061       Collegedale (Ooltewah)      TN      37363       7.6250%       1,900,000.00         1,881,425.18             107
 S062       Augusta                     GA      30907       8.2800%       1,850,000.00         1,815,461.02             109
 S063       Winona                      MN      55987       8.6250%       1,800,000.00         1,758,533.12             106
 S064       Camilla                     GA      31730       7.1250%       1,800,000.00         1,786,733.15             111
 S065       Brooklyn                    NY      11206       8.2100%       1,750,000.00         1,733,551.05             111
 S066       Vienna                      VA      22180       7.2500%       1,740,000.00         1,726,405.67             111
 S067       Boise                       ID      83707       8.8750%       1,650,000.00         1,617,738.64             100
 S068       Dickson                     TN      37055       7.8750%       1,650,000.00         1,629,339.12             106
 S069       Kent                        WA      98032       9.0000%       1,650,000.00         1,626,726.37             105
 S070       Sandy                       UT      84070       7.6250%       1,600,000.00         1,586,849.11             109
 S071       Fort Worth                  TX      76112       8.0600%       2,567,136.25         2,554,697.81             109
 S072       Murray                      UT      84107       7.6250%       1,500,000.00         1,486,155.81             111
 S073       Jamestown                   ND      58401       7.8750%       1,500,000.00         1,486,038.91             107
 S074                                                       8.7500%       1,485,000.00         1,463,198.19             105
 S075       Buffalo                     NY      14214
 S076       Buffalo                     NY      14216
 S077       Draper                      UT      84020       8.8750%       1,450,000.00         1,418,577.48              98
 S078       Roy                         UT      84067       9.0000%       1,411,000.00         1,389,689.04             104
 S079       Mt. Carmel                  OH      45244       7.6500%       1,400,000.00         1,386,380.16             107
 S080                                                       8.8000%       1,385,000.00         1,364,827.99             105
 S081       Buffalo                     NY      14222
 S082       Buffalo                     NY      14209
 S083       Beltsville                  MD      20705       8.1600%       1,325,000.00         1,309,632.68             108
 S084       Las Vegas                   NV      89109       9.2500%       1,325,000.00         1,303,203.25             102
 S085       Las Vegas                   NV      89121       8.6500%       1,300,000.00         1,280,607.36             105
 S086       Goodlettsville              TN      37072       7.6250%       1,300,000.00         1,290,317.32             110
 S087       Brooklyn                    NY      11226       8.0200%       1,300,000.00         1,283,035.33             108
 S088       Mesa                        AZ      85207       9.1500%       1,225,000.00         1,205,735.51             103
 S089       Blue Bell                   PA      19422       8.3600%       1,144,000.00         1,129,855.13             108
 S090       Santa Teresa                NM      88008       7.3750%       1,125,000.00         1,109,072.17             112
 S091       Fresno                      CA      93711       7.2500%       1,100,000.00         1,091,847.49             110
 S092       Fallon                      NV      89406       9.0000%       1,100,000.00         1,078,913.67             100
 S093       Arlington                   VA      22203       7.3750%       1,100,000.00         1,089,352.76             111
 S094       Upper Dublin                PA      19034       8.3700%       1,100,000.00         1,086,420.83             108
 S095       El Paso                     TX      79901       8.7500%       1,027,500.00         1,007,009.87             100
 S096       El Paso                     TX      79915       9.0000%       1,000,000.00           983,891.85             103
 S097       Lufkin                      TX      75901       7.8100%         983,000.00           972,236.53             105
 S098       New York                    NY      10001       8.6500%         970,000.00           957,550.69             107
 S099       Miami Beach                 FL      33139       9.2500%         825,000.00           809,801.42             100
 S100       Sandy                       UT      84070       8.8750%         790,000.00           773,719.99              99
 S101       Deer Park                   NY      11729       8.8100%         630,000.00           623,381.02             109
 S102       Plainfield                  NJ      07060       8.5900%         582,000.00           573,848.81             106
 S103       New York                    NY      10036       8.5300%         365,000.00           361,741.17             111
 S104       Dewitt                      NY      13057       8.7300%         285,000.00           282,536.38             111
 S105       San Andreas                 CA      95249       6.9800%       2,500,000.00         2,483,202.34             112
 S106       Arlington                   VA      22206       7.2500%       6,407,939.00         6,351,070.00             112
 S107       Bremerton                   WA      98312       7.2500%       3,050,000.00         3,033,061.54             112
 S108       Titusville                  FL      32780       8.2500%       1,700,000.00         1,681,598.35             112
 S109       San Jose                    CA      95131       7.4700%       8,000,000.00         7,931,837.63             112
 S110       Palm Desert                 CA      92260       7.2970%       4,000,000.00         3,969,725.26             113
 S111       Monroe                      NY      10905       7.3100%       1,726,000.00         1,704,680.15             113
 S112       Hollywood                   FL      33009       8.1250%       5,545,200.00         5,492,120.82             106
 S113       Hollywood                   FL      33009       8.1250%       2,206,400.00         2,185,280.08             106
 S114       Pembroke Park               FL      33009       8.1250%         902,400.00           893,762.43             106
 S115       Pembroke Park               FL      33009       8.1250%         917,600.00           908,816.70             106
 S116       Pembroke Park               FL      33009       8.1250%       1,230,400.00         1,218,622.41             106
 S117       Pembroke Park               FL      33009       8.1250%       1,600,400.00         1,585,080.40             106
 S118       Pembroke Park               FL      33009       8.1250%       1,548,800.00         1,533,974.68             106
 S119       San Jose                    CA      95121       7.6250%       1,410,000.00         1,399,978.77             113
 S120       Boise                       ID      83704       7.1250%       1,875,000.00         1,865,828.29             113
 S121       Canton, Jackson Township    OH      44750       7.3000%       1,240,000.00         1,231,873.70             114
 S122       East Providence             RI      02914       7.5000%         950,000.00           944,002.27             114
 S123       Blountville                 TN      37620       7.2500%       3,700,000.00         3,687,662.57             115
 S124       Santa Rosa                  CA      95403       7.5000%       3,100,000.00         3,084,076.56             115
 S125       Morristown                  TN      37814       7.2500%       1,750,000.00         1,745,202.59             116
 S126                                                       7.6250%       3,975,000.00         3,943,313.76              77
 S127       Hauppauge                   NY      11788
 S128       Hauppauge                   NY      11788
 S129       Hauppauge                   NY      11788
 S130                                                       7.6250%      12,975,000.00        12,871,571.36             113
 S131       Melville                    NY      11747
 S132       Hauppauge                   NY      11788
 S133       Huntington                  NY      11743
 S134       Mellville                   NY      11747
 S135       Shrewsbury Township         PA      17361       7.2000%      17,500,000.00        17,416,002.82             113
 S136       Rockville                   MD      20852       7.3750%       1,420,000.00         1,408,311.87             114
 S137       Glendale                    AZ      85306       7.6250%       1,170,000.00         1,162,785.61             114
 S138       Miami                       FL      33015       7.6250%       1,750,000.00         1,739,209.23             114
 S139                                                       7.1200%      49,000,000.00        48,831,052.57             115
 S140       Oceanside                   NY      11572
 S141       East Patchogue              NY      11712
 S142       New York                    NY      10012       7.4270%       2,100,000.00         2,086,559.38             114
 S143       Fresh Meadows               NY      11365       7.7770%       1,275,000.00         1,267,362.50             114
 S144       Yonkers                     NY      10705       8.5090%         430,000.00           428,200.52             115
 S145       Reston                      VA      22090       7.5000%       1,500,000.00         1,493,728.33             116
 S146       Rockaway                    NJ      07866       7.0600%       3,365,000.00         3,349,729.50             116
 S147       Elmhurst                    NY      11373       6.8530%       7,000,000.00         6,974,653.95             117
 S148                                                       7.0000%      65,900,000.00        65,804,538.20             118
 S149       Douglasville                GA      30135
 S150       Snellville                  GA      30278
 S151       Tifton                      GA      31794
 S152       Pensacola                   FL      32504
 S153       Staunton                    VA      24401
 S154       Circleville                 OH      43113
 S155       Vidalia                     GA      30474
 S156       Jefferson City              TN      32504
 S157       Summerville                 GA      30747
 C001       Dumfries                    VA      22026       7.4400%       2,250,000.00         2,240,485.51             116
 C002       Emporia                     KS      66801       7.4500%       4,350,000.00         4,341,061.89             117
 C003       Greenwich                   CT      06830       7.4700%         925,000.00           920,220.78             115
 C004       Orange                      CT      06477       7.4300%       4,000,000.00         3,984,169.42             114
 C005       Pasadena                    TX      77502       7.5500%       2,000,000.00         1,989,826.77             115
 C006       Tampa                       FL      33629       7.0300%       3,500,000.00         3,480,325.65             115
 C007       Seattle                     WA      98105       7.0000%       1,400,000.00         1,393,841.45             114
 C008       Clarksburg                  WV      26301       7.5600%       6,200,000.00         6,176,255.00             114
 C009       Clinton                     SC      29325       7.8800%       1,800,000.00         1,789,428.87             114
 C010       Layton                      UT      94041       7.6100%       2,800,000.00         2,785,924.26             115
 C011       Downer's Grove              IL      60516       7.1800%       2,200,000.00         2,137,644.56             115
 C012       Bloomfield                  NJ      07003       7.2200%       2,800,000.00         2,790,590.82             115
 C013       Savannah                    GA      31401       7.4600%       2,000,000.00         1,989,646.41             115
 C014       Essex                       MD      21220       7.7000%       2,015,000.00         2,002,750.97             114
 C015       Waterloo                    IA      50702       7.3800%       7,500,000.00         7,469,943.83             114
 C016       Des Moines                  IA      50317       7.6200%       1,225,000.00         1,221,940.88              80
 C017       Phoenix                     AZ      85023       7.5000%       3,800,000.00         3,776,009.48             114
 C018       Fairfield                   NJ      07004       7.5600%       1,700,000.00         1,691,369.69             115
 C019       Catskill                    NY      12414       7.2100%       1,375,000.00         1,368,930.46             116
 C020       Menlo Park                  CA      94025       7.1000%       8,140,000.00         8,099,931.65             113
 C021                                                       7.4600%       2,625,000.00         2,618,172.09             116
 C022       Hamilton Township           NJ      08619
 C023       Sayerville                  NJ      08872
 C024       Jackson                     MS      39213       7.4200%       4,300,000.00         4,277,566.16             115
 C025       Jackson                     MS      39213       7.2300%       4,400,000.00         4,376,188.58             115
 C026       Los Alamitos                CA      90720       7.3000%       1,200,000.00         1,194,790.81             116
 C027       Memphis                     TN      38138       7.4700%       4,000,000.00         3,974,604.15             114
 C028       Bossier City                LA      71111       7.5500%       5,700,000.00         5,664,351.24             114
 C029       Martinsburg                 WV      25401       7.2100%       2,570,000.00         2,559,257.83             114
 C030       Colorado Springs            CO      80909       7.1900%       1,900,000.00         1,890,857.15             113
 C031       Los Angeles                 CA      90004       6.9300%       2,550,000.00         2,542,441.70             116
 C032       Chatsworth                  CA      91311       6.9000%       2,400,000.00         2,382,113.85             116
 C033       Murfreesboro                TN      37129       7.4600%       5,200,000.00         5,166,923.46             114
 C034       Bradenton                   FL      34207       7.3300%       3,920,000.00         3,907,198.36             115
 C035       Gainesville                 FL      32601       7.2200%       4,800,000.00         4,757,165.56             112
 C036       Roslyn Heights              NY      11577       7.6100%       2,800,000.00         2,781,051.67             116
 C037       Fort Worth                  TX      76132       7.4000%       3,350,000.00         3,334,545.11             114
 C038       Arlington                   TX      76018       7.2000%       1,050,000.00         1,044,961.29             114
 C039       Fort Worth                  TX      76109       7.2000%         760,000.00           756,352.93             114
 C040       Kent                        WA      98032       7.2700%       1,850,000.00         1,837,808.55             114
 C041       Edgewood                    MD      21040       7.6500%       2,000,000.00         1,990,024.85             115
 C042       Jacksonville                NC      28546       7.4200%       3,800,000.00         3,775,647.09             114
 C043       Lexington                   SC      29072       7.4500%       3,000,000.00         2,980,881.60             114
 C044       Pompano Beach               FL      33062       7.8900%       4,000,000.00         3,980,981.15             115
 C045       Norcross                    GA      30093       7.3400%       4,800,000.00         4,768,776.17             114
 C046       Atlanta                     GA      30309       7.2900%       5,200,000.00         5,165,858.76             114
 C047       Atlanta                     GA      30308       7.3400%       3,700,000.00         3,675,931.63             114
 C048       Canal Winchester            OH      43110       7.5100%       1,000,000.00           995,826.77             116
 C049       Columbus                    OH      43213       7.0800%       4,150,000.00         4,135,554.86             117
 C050       Marengo                     IL      60152       7.3900%       2,350,000.00         2,340,605.89             114
 C051       Harvard                     IL      60033       7.3900%         945,000.00           941,222.40             114
 C052       East Windsor                CT      06088       7.0100%       7,000,000.00         6,964,759.94             113
 C053       Cockeysville                MD      21030       7.2900%       1,100,000.00         1,094,115.21             115
 C054       Miami                       FL      33132       7.4000%       5,750,000.00         5,719,884.69             115
 C055       Leesburg                    VA      20175       7.5100%       1,450,000.00         1,447,062.08             117
 C056       Tinton Falls                NJ      07724       7.4800%       4,000,000.00         3,979,373.34             115
 C057       Moonachie                   NJ      07074       7.3800%       4,635,000.00         4,616,425.30             114
 C058       San Marcos                  CA      92069       7.3700%       2,300,000.00         2,287,883.74             115
 C059       New Orleans                 LA      70127       7.4600%       2,943,750.00         2,926,652.71             115
 C060       Hollywood                   FL      33020       7.3400%       6,225,000.00         6,198,178.37             116
 C061       New Orleans                 LA      70119       6.9000%       5,150,000.00         5,118,275.13             116
 C062       Dallas                      TX      75237       7.4900%       1,100,000.00         1,094,338.71             115
 C063       Commerce                    GA      30529       7.2900%       1,800,000.00         1,794,060.02             115
 C064       St. Petersburg              FL      33714       7.5600%       2,250,000.00         2,238,577.53             115
 C065       Trinidad                    CO      81082       7.4400%       3,700,000.00         3,676,376.50             114
 C066       Richmond                    IN      47374       7.7500%       1,488,000.00         1,478,123.63             116
 C067       Grand Rapids                MI      49512       7.4500%       5,500,000.00         5,471,472.23             115
 C068       Saginaw                     MI      48604       7.5100%       4,500,000.00         4,471,643.48             114
 C069       Cincinnati                  OH      45213       7.4100%       2,700,000.00         2,685,886.28             115
 C070       Mission Viejo               CA      92692       7.3500%       2,300,000.00         2,290,108.50             116
 C071       Escondido                   CA      92025       7.0700%       2,400,000.00         2,393,123.29             116
 C072       Union City                  GA      30291       7.5200%       1,150,000.00         1,145,209.88             116
 C073       Dallas                      TX      75252       7.2700%       2,500,000.00         2,491,583.77             117
 C074       Westminster                 CA      92683       7.5400%       2,890,000.00         2,878,875.39             114
 C075       Torrance                    CA      90502       7.5900%       3,120,000.00         3,108,141.80             114
 C076       Santa Ana                   CA      92705       7.5400%       1,912,500.00         1,905,138.14             114
 C077       Plant City                  FL      33566       7.4500%       3,400,000.00         3,385,649.57             116
 C078       Fort Collins                CO      80525       7.0400%       2,475,000.00         2,455,341.03             113
 C079       Fort Collins                CO      80526       7.0400%       1,156,500.00         1,147,313.87             113
 C080       Fort Collins                CO      80536       7.0400%       1,133,000.00         1,124,000.57             113
 C081       Kensington                  MD      20895       7.2400%       3,750,000.00         3,737,308.70             117
 C082       Memphis                     TN      38128       6.9800%       5,000,000.00         4,982,137.07             115
 C083       Rock Springs                WY      82901       7.6500%       1,285,000.00         1,280,190.43              78
 C084       El Paso                     TX      79936       7.4800%       2,850,000.00         2,835,303.49             115
 C085       Savoy                       IL      61874       6.8400%       4,500,000.00         4,486,371.08             116
 C086                                                       7.9000%       7,575,000.00         7,566,904.59             119
 C087       Columbus                    OH      43228
 C088       Parkersburg                 WV      26101
 C089       Anaheim                     CA      92806       7.1800%       5,000,000.00         4,977,806.03             116
 C090       St. George                  UT      84790       7.1100%       4,100,000.00         4,085,803.61             117
 C091       Santa Monica                CA      90401       6.8700%       6,325,000.00         6,288,362.36             115
 C092       Boston                      MA      02114       7.2300%       4,000,000.00         3,980,946.31             113
 C093       Danvers                     MA      02923       7.1800%       5,000,000.00         4,975,878.99             113
 C094       Westborough                 MA      01581       7.1500%       3,700,000.00         3,682,014.70             113
 C095       Brookline                   MA      02167       7.2300%      14,000,000.00        13,933,312.04             113
 C096       Nashville                   TN      37207       7.9000%       2,000,000.00         1,988,299.55             114
 C097                                                       7.1500%       7,800,000.03         7,748,097.29             115
 C098       Ashburn                     VA      20147
 C099       Fairfax                     VA      22033
 C100       Centreville                 VA      22024
 C101       Herndon                     VA      20171
 C102       South Riding                VA      20152
 C103       Centreville                 VA      20120
 C104       Centreville                 VA      22020
 C105       Sterling                    VA      20165
 C106       Fairfax                     VA      22033
 C107       Jackson                     MS      39211       7.3100%       6,850,000.00         6,813,494.67             115
 C108       Germantown                  TN      38139       7.3100%       5,400,000.00         5,371,222.10             115
 C109       Jackson                     MS      39201       7.3100%       6,100,000.00         6,067,491.62             115
 C110       Tupelo                      MS      38801       7.3100%       4,650,000.00         4,625,218.99             115
 C111       Muscatine                   IA      52761       7.5800%       3,000,000.00         2,981,343.41             114
 C112       Edison                      NJ      08840       6.6300%       4,800,000.00         4,792,403.91             118
 C113       Los Angeles (Hollywood)     CA      90038       6.3500%       5,200,000.00         5,186,667.91             118
 C114       Washington                  DC      20020       7.3600%       1,688,750.00         1,683,154.65             117
 C115       Elgin                       IL      60123       7.2100%       4,000,000.00         3,991,225.36             118
 C116       Fullerton                   CA      92835       7.3500%       5,500,000.00         5,492,692.09             118
 C117       Cerritos                    CA      90701       7.3000%       5,850,000.00         5,842,129.18             118
 C118       Tallapoosa                  GA      30176       7.8000%       1,500,000.00         1,492,738.12             115
 C119       Nyack                       NY      10960       7.8000%       1,800,000.00         1,791,285.81             115
 C120       St. Louis                   MO      63108       7.0000%      14,000,000.00        13,979,719.79             118

    Control            Scheduled             Due              Scheduled    Administrative    Sub-Servicing         Ownership
    Number           Maturity Date          Date             P&I Payment      Fee Rate          Fee Rate            Interest
    ------           -------------          ----             -----------      --------          --------            --------
     S001               01/01/08              1               164,475.28       0.0638%           0.0800%           Fee Simple
     S002               01/01/08              1               145,396.51       0.0638%           0.0800%
     S003                                                                                                          Fee Simple
     S004                                                                                                          Fee Simple
     S005                                                                                                          Leasehold
     S006                                                                                                          Fee Simple
     S007                                                                                                          Fee Simple
     S008               09/01/08              1               115,385.00       0.0638%           0.0800%           Leasehold
     S009               10/01/23              1                68,841.67       0.0638%           0.0800%           Fee Simple
     S010               03/01/08              1                71,158.08       0.0638%           0.0800%           Fee Simple
     S011               11/01/07              1                69,303.23       0.0638%           0.0800%           Fee Simple
     S012               01/01/08              1                51,248.51       0.0638%           0.0800%           Fee Simple
     S013               12/01/01              1                59,762.85       0.0638%           0.0800%           Fee Simple
     S014               06/01/08              1                51,774.62       0.0638%           0.0800%           Fee Simple
     S015               02/01/03              1                48,820.09       0.0638%           0.0800%           Fee Simple
     S016               12/01/01              1                46,080.44       0.0638%           0.0800%           Fee Simple
     S017               07/01/06              1                44,486.82       0.0638%           0.0800%           Fee Simple
     S018               02/01/08              1                33,426.64       0.0638%           0.0800%           Fee Simple
     S019               02/01/07              1                40,396.37       0.0638%           0.0800%
     S020                                                                                                          Fee Simple
     S021                                                                                                          Fee Simple
     S022                                                                                                          Fee Simple
     S023               11/01/07              1                33,212.69       0.0638%           0.0800%           Fee Simple
     S024               09/01/07              1                34,192.50       0.0638%           0.0800%           Fee Simple
     S025               01/01/08              1                36,701.23       0.0638%           0.0800%           Fee Simple
     S026               01/01/08              1                30,765.44       0.0638%           0.0800%           Fee Simple
     S027               04/01/08              1                31,427.83       0.0638%           0.0800%           Fee Simple
     S028               04/01/08              1                34,804.45       0.0638%           0.0800%           Fee Simple
     S029               01/01/08              1                29,934.91       0.0638%           0.0800%           Fee Simple
     S030               01/01/08              1                31,005.26       0.0638%           0.0800%           Fee Simple
     S031               10/01/07              1                27,940.08       0.0638%           0.0800%           Fee Simple
     S032               03/01/08              1                31,313.37       0.0638%           0.0800%        Both Fee Simple
                                                                                                                 and Leasehold
     S033               10/01/07              1                28,093.08       0.0638%           0.0800%           Fee Simple
     S034               12/01/07              1                25,681.76       0.0638%           0.0800%           Leasehold
     S035               11/01/07              1                25,459.33       0.0638%           0.0800%           Fee Simple
     S036               11/01/07              1                25,469.94       0.0638%           0.0800%
     S037                                                                                                          Fee Simple
     S038                                                                                                          Fee Simple
     S039               03/01/07              1                27,128.73       0.0638%           0.0800%           Fee Simple
     S040               03/01/08              1                21,289.68       0.0638%           0.0800%           Fee Simple
     S041               07/01/06              1                27,817.06       0.0638%           0.0800%           Fee Simple
     S042               05/01/07              1                25,364.65       0.0638%           0.0800%           Fee Simple
     S043               12/01/07              1                24,183.57       0.0638%           0.0800%           Fee Simple
     S044               05/01/07              1                23,878.14       0.0638%           0.0800%           Fee Simple
     S045               10/01/07              1                23,173.79       0.0638%           0.0800%           Fee Simple
     S046               05/01/07              1                23,550.50       0.0638%           0.0800%           Fee Simple
     S047               02/01/07              1                24,963.87       0.0638%           0.0800%           Fee Simple
     S048               12/01/07              1                20,624.87       0.0638%           0.0800%           Fee Simple
     S049               02/01/08              1                21,103.04       0.0638%           0.0800%           Fee Simple
     S050               12/01/01              1                22,057.81       0.0638%           0.0800%           Fee Simple
     S051               11/01/07              1                17,697.33       0.0638%           0.0800%           Fee Simple
     S052               02/01/08              1                16,885.17       0.0638%           0.0800%           Fee Simple
     S053               05/01/07              1                19,667.51       0.0638%           0.0800%           Fee Simple
     S054               02/01/07              1                20,341.70       0.0638%           0.0800%           Fee Simple
     S055               11/01/07              1                20,073.90       0.0638%           0.0800%           Fee Simple
     S056               10/01/07              1                21,025.65       0.0638%           0.0800%           Fee Simple
     S057               04/01/08              1                16,335.44       0.0638%           0.0800%           Fee Simple
     S058               10/01/07              1                16,208.14       0.0638%           0.0800%           Fee Simple
     S059               09/01/07              1                14,173.47       0.0638%           0.0800%           Fee Simple
     S060               01/01/08              1                14,270.39       0.0638%           0.0800%           Fee Simple
     S061               11/01/07              1                13,448.08       0.0638%           0.0800%           Fee Simple
     S062               01/01/08              1                15,798.07       0.0638%           0.0800%           Fee Simple
     S063               10/01/07              1                15,763.52       0.0638%           0.0800%           Fee Simple
     S064               03/01/08              1                12,126.93       0.0638%           0.0800%           Fee Simple
     S065               03/01/08              1                13,751.13       0.0638%           0.0800%           Fee Simple
     S066               03/01/08              1                12,181.39       0.0638%           0.0800%           Fee Simple
     S067               04/01/07              1                13,705.78       0.0638%           0.0800%           Fee Simple
     S068               10/01/07              1                12,241.98       0.0638%           0.0800%           Fee Simple
     S069               09/01/07              1                13,846.74       0.0638%           0.0800%           Fee Simple
     S070               01/01/08              1                11,324.70       0.0638%           0.0800%           Fee Simple
     S071               01/01/08              1                20,043.06       0.0638%           0.0800%           Fee Simple
     S072               03/01/08              1                11,207.12       0.0638%           0.0800%           Fee Simple
     S073               11/01/07              1                10,876.04       0.0638%           0.0800%           Fee Simple
     S074               09/01/07              1                12,208.83       0.0638%           0.0800%
     S075                                                                                                          Fee Simple
     S076                                                                                                          Fee Simple
     S077               02/01/07              1                12,044.47       0.0638%           0.0800%           Fee Simple
     S078               08/01/07              1                11,841.10       0.0638%           0.0800%           Fee Simple
     S079               11/01/07              1                 9,933.20       0.0638%           0.0800%           Fee Simple
     S080               09/01/07              1                11,433.78       0.0638%           0.0800%
     S081                                     1                                                                    Fee Simple
     S082                                     1                                                                    Fee Simple
     S083               12/01/07              1                10,367.40       0.0638%           0.0800%           Fee Simple
     S084               06/01/07              1                11,347.06       0.0638%           0.0800%           Fee Simple
     S085               09/01/07              1                10,599.69       0.0638%           0.0800%           Fee Simple
     S086               02/01/08              1                 9,201.32       0.0638%           0.0800%           Fee Simple
     S087               12/01/07              1                10,050.84       0.0638%           0.0800%           Fee Simple
     S088               07/01/07              1                10,406.28       0.0638%           0.0800%           Fee Simple
     S089               12/01/07              1                 9,104.12       0.0638%           0.0800%           Fee Simple
     S090               04/01/08              1                 8,977.13       0.0638%           0.0800%           Fee Simple
     S091               02/01/08              1                 7,503.94       0.0638%           0.0800%           Fee Simple
     S092               04/01/07              1                 9,231.16       0.0638%           0.0800%           Fee Simple
     S093               03/01/08              1                 8,039.68       0.0638%           0.0800%           Fee Simple
     S094               12/01/07              1                 8,761.34       0.0638%           0.0800%           Fee Simple
     S095               04/01/07              1                 8,447.53       0.0638%           0.0800%           Fee Simple
     S096               07/01/07              1                 8,391.96       0.0638%           0.0800%           Fee Simple
     S097               09/01/07              1                 7,083.13       0.0638%           0.0800%           Fee Simple
     S098               11/01/07              1                 7,909.00       0.0638%           0.0800%           Fee Simple
     S099               04/01/07              1                 7,065.15       0.0638%           0.0800%           Fee Simple
     S100               03/01/07              1                 6,562.16       0.0638%           0.0800%           Fee Simple
     S101               01/01/08              1                 5,205.21       0.0638%           0.0800%           Fee Simple
     S102               10/01/07              1                 4,721.77       0.0638%           0.0800%           Fee Simple
     S103               03/01/08              1                 2,946.46       0.0638%           0.0800%           Fee Simple
     S104               03/01/08              1                 2,339.24       0.0638%           0.0800%           Fee Simple
     S105               04/01/08              1                16,599.00       0.0638%           0.0800%           Fee Simple
     S106               04/01/08              1                46,317.02       0.0638%           0.0800%           Fee Simple
     S107               04/01/08              1                20,806.38       0.0638%           0.0800%           Fee Simple
     S108               04/01/08              1                14,485.12       0.0638%           0.0800%           Fee Simple
     S109               04/01/08              1                58,963.27       0.0638%           0.0800%           Fee Simple
     S110               05/01/08              1                29,033.51       0.0638%           0.0800%           Fee Simple
     S111               05/01/08              1                13,704.71       0.0638%           0.0800%           Fee Simple
     S112               10/01/07              1                41,172.95       0.0638%           0.0800%           Fee Simple
     S113               10/01/07              1                16,382.46       0.0638%           0.0800%           Fee Simple
     S114               10/01/07              1                 6,700.29       0.0638%           0.0800%           Fee Simple
     S115               10/01/07              1                 6,813.15       0.0638%           0.0800%           Fee Simple
     S116               10/01/07              1                 9,135.69       0.0638%           0.0800%           Fee Simple
     S117               10/01/07              1                11,882.92       0.0638%           0.0800%           Leasehold
     S118               10/01/07              1                11,499.80       0.0638%           0.0800%           Fee Simple
     S119               05/01/08              1                10,534.69       0.0638%           0.0800%           Fee Simple
     S120               05/01/08              1                12,632.22       0.0638%           0.0800%           Fee Simple
     S121               06/01/08              1                 9,002.79       0.0638%           0.0800%           Fee Simple
     S122               06/01/08              1                 7,020.42       0.0638%           0.0800%           Fee Simple
     S123               07/01/08              1                25,240.52       0.0638%           0.0800%           Fee Simple
     S124               07/01/08              1                22,908.73       0.0638%           0.0800%           Fee Simple
     S125               08/01/08              1                11,938.08       0.0638%           0.0800%           Fee Simple
     S126               05/01/05              1                29,698.86       0.0638%           0.0800%
     S127                                                                                                          Fee Simple
     S128                                                                                                          Fee Simple
     S129                                                                                                          Fee Simple
     S130               05/01/08              1                96,941.55       0.0638%           0.0800%
     S131                                                                                                          Fee Simple
     S132                                                                                                          Fee Simple
     S133                                                                                                          Fee Simple
     S134                                                                                                          Fee Simple
     S135               05/01/28              1               118,787.94       0.0638%           0.0800%           Fee Simple
     S136               06/01/08              1                10,790.52       0.0638%           0.0800%           Fee Simple
     S137               06/01/08              1                 8,741.55       0.0638%           0.0800%           Fee Simple
     S138               06/01/08              1                13,074.97       0.0638%           0.0800%           Fee Simple
     S139               07/01/08              1               329,956.76       0.0638%           0.0800%
     S140                                                                                                          Fee Simple
     S141                                                                                                          Fee Simple
     S142               06/01/08              1                15,419.24       0.0638%           0.0800%           Fee Simple
     S143               06/01/08              1                 9,653.05       0.0638%           0.0800%           Fee Simple
     S144               07/01/08              1                 3,465.09       0.0638%           0.0800%           Fee Simple
     S145               08/01/08              1                11,084.87       0.0638%           0.0800%           Fee Simple
     S146               08/01/08              1                23,912.07       0.0638%           0.0800%           Leasehold
     S147               09/01/08              1                48,820.06       0.0638%           0.0800%           Fee Simple
     S148               10/01/28              1               438,434.34       0.0638%           0.0800%
     S149                                                                                                          Fee Simple
     S150                                                                                                          Fee Simple
     S151                                                                                                          Fee Simple
     S152                                                                                                          Fee Simple
     S153                                                                                                          Fee Simple
     S154                                                                                                          Fee Simple
     S155                                                                                                          Fee Simple
     S156                                                                                                          Fee Simple
     S157                                                                                                          Fee Simple
     C001               08/01/08              1                16,539.59       0.0638%           0.1250%           Fee Simple
     C002               09/01/08              1                30,267.04       0.0638%           0.1250%           Fee Simple
     C003               07/01/08              1                 6,817.63       0.0638%           0.0800%           Leasehold
     C004               06/01/08              1                27,777.10       0.0638%           0.0800%           Fee Simple
     C005               07/01/08              1                14,844.93       0.0638%           0.1250%           Fee Simple
     C006               07/01/08              1                24,804.29       0.0638%           0.0800%           Fee Simple
     C007               06/01/08              1                 9,314.23       0.0638%           0.1250%           Fee Simple
     C008               06/01/08              1                43,606.31       0.0638%           0.1250%           Fee Simple
     C009               06/01/08              1                13,749.91       0.0638%           0.0800%           Fee Simple
     C010               07/01/08              1                20,892.51       0.0638%           0.0800%           Fee Simple
     C011               07/01/08              1                25,748.43       0.0638%           0.1250%           Fee Simple
     C012               07/01/08              1                19,043.99       0.0638%           0.1250%           Fee Simple
     C013               07/01/08              1                14,727.83       0.0638%           0.0800%           Fee Simple
     C014               06/01/08              1                15,153.79       0.0638%           0.1250%           Fee Simple
     C015               06/01/08              1                51,826.20       0.0638%           0.1250%           Fee Simple
     C016               08/01/05              1                 8,666.26       0.0638%           0.0900%           Fee Simple
     C017               06/01/08              1                28,081.66       0.0638%           0.1250%           Fee Simple
     C018               07/01/08              1                12,629.27       0.0638%           0.0800%           Fee Simple
     C019               08/01/08              1                 9,903.19       0.0638%           0.0800%           Fee Simple
     C020               05/01/08              1                54,703.40       0.0638%           0.0800%           Leasehold
     C021               08/01/08              1                18,282.54       0.0638%           0.1250%
     C022                                                                                                          Fee Simple
     C023                                                                                                          Fee Simple
     C024               07/01/08              1                31,553.20       0.0638%           0.0800%           Fee Simple
     C025               07/01/08              1                31,746.83       0.0638%           0.0800%           Fee Simple
     C026               08/01/08              1                 8,712.38       0.0638%           0.1250%           Fee Simple
     C027               06/01/08              1                29,481.64       0.0638%           0.0800%           Fee Simple
     C028               06/01/08              1                42,308.05       0.0638%           0.0800%           Fee Simple
     C029               06/01/08              1                17,462.26       0.0638%           0.1250%           Fee Simple
     C030               05/01/08              1                12,884.12       0.0638%           0.1250%           Fee Simple
     C031               08/01/08              1                16,845.50       0.0638%           0.0800%           Fee Simple
     C032               08/01/08              1                18,463.39       0.0638%           0.0800%           Fee Simple
     C033               06/01/08              1                38,292.35       0.0638%           0.0800%           Fee Simple
     C034               07/01/08              1                26,954.35       0.0638%           0.0800%           Fee Simple
     C035               04/01/08              1                34,602.01       0.0638%           0.1000%           Fee Simple
     C036               08/01/08              1                22,745.31       0.0638%           0.1250%           Fee Simple
     C037               06/01/08              1                23,194.72       0.0638%           0.1250%           Fee Simple
     C038               06/01/08              1                 7,127.28       0.0638%           0.1250%           Fee Simple
     C039               06/01/08              1                 5,158.79       0.0638%           0.1250%           Fee Simple
     C040               06/01/08              1                13,395.77       0.0638%           0.1250%           Fee Simple
     C041               07/01/08              1                14,975.51       0.0638%           0.1250%           Fee Simple
     C042               06/01/08              1                27,884.22       0.0638%           0.0800%           Fee Simple
     C043               06/01/08              1                22,072.26       0.0638%           0.0800%           Fee Simple
     C044               07/01/08              1                30,581.74       0.0638%           0.1250%           Fee Simple
     C045               06/01/08              1                34,973.54       0.0638%           0.0800%           Fee Simple
     C046               06/01/08              1                37,720.07       0.0638%           0.0800%           Fee Simple
     C047               06/01/08              1                26,958.77       0.0638%           0.0800%           Fee Simple
     C048               08/01/08              1                 7,396.42       0.0638%           0.1250%           Fee Simple
     C049               09/01/08              1                29,543.47       0.0638%           0.0850%           Fee Simple
     C050               06/01/08              1                16,254.90       0.0638%           0.1250%           Fee Simple
     C051               06/01/08              1                 6,536.54       0.0638%           0.1250%           Fee Simple
     C052               05/01/08              1                46,618.20       0.0638%           0.0800%           Fee Simple
     C053               07/01/08              1                 7,979.25       0.0638%           0.1250%           Fee Simple
     C054               07/01/08              1                42,118.69       0.0638%           0.1250%           Fee Simple
     C055               09/01/08              1                10,148.54       0.0638%           0.1250%           Fee Simple
     C056               07/01/08              1                29,507.63       0.0638%           0.0800%           Fee Simple
     C057               06/01/08              1                32,028.59       0.0638%           0.1250%           Fee Simple
     C058               07/01/08              1                16,802.79       0.0638%           0.0900%           Fee Simple
     C059               07/01/08              1                21,677.52       0.0638%           0.1250%           Fee Simple
     C060               08/01/08              1                45,356.31       0.0638%           0.0500%           Fee Simple
     C061               08/01/08              1                37,969.84       0.0638%           0.1250%           Fee Simple
     C062               07/01/08              1                 8,121.75       0.0638%           0.1250%           Fee Simple
     C063               07/01/08              1                12,328.05       0.0638%           0.0800%           Fee Simple
     C064               07/01/08              1                16,715.21       0.0638%           0.1000%           Fee Simple
     C065               06/01/08              1                27,198.43       0.0638%           0.0800%           Fee Simple
     C066               08/01/08              1                12,215.72       0.0638%           0.1250%           Fee Simple
     C067               07/01/08              1                40,465.81       0.0638%           0.0800%           Fee Simple
     C068               06/01/08              1                33,283.88       0.0638%           0.0800%           Fee Simple
     C069               07/01/08              1                19,794.97       0.0638%           0.0800%           Fee Simple
     C070               08/01/08              1                16,773.03       0.0638%           0.1250%           Fee Simple
     C071               08/01/08              1                16,080.25       0.0638%           0.0800%           Fee Simple
     C072               08/01/08              1                 8,513.36       0.0638%           0.0800%           Fee Simple
     C073               09/01/08              1                18,102.40       0.0638%           0.1250%           Fee Simple
     C074               06/01/08              1                20,286.52       0.0638%           0.1250%           Fee Simple
     C075               06/01/08              1                22,008.09       0.0638%           0.1250%           Fee Simple
     C076               06/01/08              1                13,424.90       0.0638%           0.1250%           Fee Simple
     C077               08/01/08              1                25,015.23       0.0638%           0.0800%           Fee Simple
     C078               05/01/08              1                17,555.99       0.0638%           0.0900%           Fee Simple
     C079               05/01/08              1                 8,203.44       0.0638%           0.0900%           Fee Simple
     C080               05/01/08              1                 8,036.74       0.0638%           0.0900%           Fee Simple
     C081               09/01/08              1                27,081.10       0.0638%           0.0800%           Fee Simple
     C082               07/01/08              1                33,197.99       0.0638%           0.0800%           Fee Simple
     C083               06/01/05              1                 9,117.26       0.0638%           0.1250%           Fee Simple
     C084               07/01/08              1                21,024.19       0.0638%           0.0800%           Fee Simple
     C085               08/01/08              1                29,456.63       0.0638%           0.1250%           Fee Simple
     C086               11/01/08              1                57,964.16       0.0638%           0.0800%
     C087                                                                                                          Fee Simple
     C088                                                                                                          Fee Simple
     C089               08/01/08              1                35,915.16       0.0638%           0.1250%           Fee Simple
     C090               09/01/08              1                29,266.29       0.0638%           0.1250%           Fee Simple
     C091               07/01/08              1                44,180.62       0.0638%           0.0800%           Fee Simple
     C092               05/01/08              1                27,232.81       0.0638%           0.0800%           Fee Simple
     C093               05/01/08              1                33,871.74       0.0638%           0.0800%           Fee Simple
     C094               05/01/08              1                24,990.05       0.0638%           0.0800%           Fee Simple
     C095               05/01/08              1                95,314.84       0.0638%           0.0800%           Fee Simple
     C096               06/01/08              1                15,304.07       0.0638%           0.0800%           Fee Simple
     C097               07/01/08              1                57,664.17       0.0638%           0.1250%
     C098                                                                                                          Fee Simple
     C099                                                                                                          Fee Simple
     C100                                                                                                          Fee Simple
     C101                                                                                                          Fee Simple
     C102                                                                                                          Fee Simple
     C103                                                                                                          Fee Simple
     C104                                                                                                          Fee Simple
     C105                                                                                                          Fee Simple
     C106                                                                                                          Fee Simple
     C107               07/01/08              1                49,777.37       0.0638%           0.0800%           Fee Simple
     C108               07/01/08              1                39,240.55       0.0638%           0.0800%           Fee Simple
     C109               07/01/08              1                44,327.29       0.0638%           0.0800%           Fee Simple
     C110               07/01/08              1                33,790.48       0.0638%           0.0800%           Fee Simple
     C111               06/01/08              1                22,326.08       0.0638%           0.0800%           Fee Simple
     C112               10/01/08              1                30,750.80       0.0638%           0.0750%           Fee Simple
     C113               10/01/08              1                34,624.94       0.0638%           0.1250%           Fee Simple
     C114               09/01/08              1                12,326.34       0.0638%           0.0800%           Fee Simple
     C115               10/01/08              1                28,809.27       0.0638%           0.0900%           Fee Simple
     C116               10/01/08              1                37,893.47       0.0638%           0.0900%           Fee Simple
     C117               10/01/08              1                40,105.90       0.0638%           0.0900%           Fee Simple
     C118               07/01/08              1                11,379.22       0.0638%           0.1250%           Fee Simple
     C119               07/01/08              1                13,655.05       0.0638%           0.1250%           Fee Simple
     C120               10/01/08              1                93,142.35       0.0638%           0.1250%           Fee Simple

                           Cross
Control    Mortgage   Collateralized
Number      Seller     Mortgage Loan         Loan Type          Defeasance Flag                       Servicer
------      ------     -------------         ---------          ---------------                       --------
 S001        SBRC                        Amortizing Balloon            No
 S002        SBRC                        Amortizing Balloon            No
 S003        SBRC
 S004        SBRC
 S005        SBRC
 S006        SBRC
 S007        SBRC
 S008        SBRC                        Amortizing Balloon            No
 S009        SBRC                        Interest Only ARD             No
 S010        SBRC                        Amortizing Balloon            No
 S011        SBRC                        Amortizing Balloon            No
 S012        SBRC                        Amortizing Balloon            No
 S013        SBRC                        Amortizing Balloon            No
 S014        SBRC          Yes (a)       Amortizing Balloon            No
 S015        SBRC                        Amortizing Balloon            No
 S016        SBRC                        Amortizing Balloon            No
 S017        SBRC                        Amortizing Balloon            No
 S018        SBRC                        Amortizing Balloon            No
 S019        SBRC                        Amortizing Balloon            No
 S020        SBRC
 S021        SBRC
 S022        SBRC
 S023        SBRC                        Amortizing Balloon            No
 S024        SBRC                        Amortizing Balloon            No
 S025        SBRC                        Amortizing Balloon            No
 S026        SBRC                        Amortizing Balloon            No
 S027        SBRC                        Amortizing Balloon            No
 S028        SBRC                        Amortizing Balloon            No
 S029        SBRC                        Amortizing Balloon            No
 S030        SBRC                        Amortizing Balloon            No
 S031        SBRC                        Amortizing Balloon            No
 S032        SBRC                        Amortizing Balloon            No
 S033        SBRC                        Amortizing Balloon            No
 S034        SBRC                        Amortizing Balloon            No
 S035        SBRC          Yes (a)       Amortizing Balloon            No
 S036        SBRC                        Amortizing Balloon            No
 S037        SBRC
 S038        SBRC
 S039        SBRC                        Amortizing Balloon            No
 S040        SBRC                        Amortizing Balloon            No
 S041        SBRC                        Amortizing Balloon            No
 S042        SBRC                        Amortizing Balloon            No
 S043        SBRC                        Amortizing Balloon            No
 S044        SBRC                        Amortizing Balloon            No
 S045        SBRC                        Amortizing Balloon            No
 S046        SBRC                        Amortizing Balloon            No
 S047        SBRC                        Amortizing Balloon            No
 S048        SBRC                        Amortizing Balloon            No
 S049        SBRC                        Amortizing Balloon            No
 S050        SBRC                        Amortizing Balloon            No
 S051        SBRC                        Amortizing Balloon            No
 S052        SBRC                        Amortizing Balloon            No
 S053        SBRC                        Amortizing Balloon            No
 S054        SBRC                        Amortizing Balloon            No
 S055        SBRC                        Amortizing Balloon            No
 S056        SBRC                        Amortizing Balloon            No
 S057        SBRC                        Amortizing Balloon            No
 S058        SBRC                        Amortizing Balloon            No
 S059        SBRC          Yes (b)       Amortizing Balloon            No
 S060        SBRC                        Amortizing Balloon            No
 S061        SBRC                        Amortizing Balloon            No
 S062        SBRC                        Amortizing Balloon            No
 S063        SBRC                        Amortizing Balloon            No
 S064        SBRC                        Amortizing Balloon            No
 S065        SBRC                        Amortizing Balloon            No
 S066        SBRC                        Amortizing Balloon            No
 S067        SBRC                        Amortizing Balloon            No
 S068        SBRC                        Amortizing Balloon            No
 S069        SBRC                        Amortizing Balloon            No
 S070        SBRC                        Amortizing Balloon            No
 S071        SBRC                        Amortizing Balloon            No
 S072        SBRC                        Amortizing Balloon            No
 S073        SBRC                        Amortizing Balloon            No
 S074        SBRC                        Amortizing Balloon            No
 S075        SBRC
 S076        SBRC
 S077        SBRC                        Amortizing Balloon            No
 S078        SBRC                        Amortizing Balloon            No
 S079        SBRC                        Amortizing Balloon            No
 S080        SBRC                        Amortizing Balloon            No
 S081        SBRC
 S082        SBRC
 S083        SBRC                        Amortizing Balloon            No
 S084        SBRC                        Amortizing Balloon            No
 S085        SBRC                        Amortizing Balloon            No
 S086        SBRC                        Amortizing Balloon            No
 S087        SBRC                        Amortizing Balloon            No
 S088        SBRC                        Amortizing Balloon            No
 S089        SBRC                        Amortizing Balloon            No
 S090        SBRC                        Amortizing Balloon            No
 S091        SBRC                        Amortizing Balloon            No
 S092        SBRC                        Amortizing Balloon            No
 S093        SBRC                        Amortizing Balloon            No
 S094        SBRC                        Amortizing Balloon            No
 S095        SBRC                        Amortizing Balloon            No
 S096        SBRC                        Amortizing Balloon            No
 S097        SBRC          Yes (b)       Amortizing Balloon            No
 S098        SBRC                        Amortizing Balloon            No
 S099        SBRC                        Amortizing Balloon            No
 S100        SBRC                        Amortizing Balloon            No
 S101        SBRC                        Amortizing Balloon            No
 S102        SBRC                        Amortizing Balloon            No
 S103        SBRC                        Amortizing Balloon            No
 S104        SBRC                        Amortizing Balloon            No
 S105        SBRC                        Amortizing Balloon            No
 S106        SBRC                        Amortizing Balloon            No
 S107        SBRC                        Amortizing Balloon            No
 S108        SBRC                        Amortizing Balloon            No
 S109        SBRC                        Amortizing Balloon            No
 S110        SBRC                        Amortizing Balloon            No
 S111        SBRC                        Amortizing Balloon            No
 S112        SBRC          Yes (c)       Amortizing Balloon            No
 S113        SBRC          Yes (c)       Amortizing Balloon            No
 S114        SBRC          Yes (c)       Amortizing Balloon            No
 S115        SBRC          Yes (c)       Amortizing Balloon            No
 S116        SBRC          Yes (c)       Amortizing Balloon            No
 S117        SBRC          Yes (c)       Amortizing Balloon            No
 S118        SBRC          Yes (c)       Amortizing Balloon            No
 S119        SBRC                        Amortizing Balloon            No
 S120        SBRC                        Amortizing Balloon            No
 S121        SBRC                        Amortizing Balloon            No
 S122        SBRC                        Amortizing Balloon            No
 S123        SBRC                        Amortizing Balloon            No
 S124        SBRC                        Amortizing Balloon            No
 S125        SBRC                        Amortizing Balloon            No
 S126        SBRC                        Amortizing Balloon            No
 S127        SBRC
 S128        SBRC
 S129        SBRC
 S130        SBRC                        Amortizing Balloon            No
 S131        SBRC
 S132        SBRC
 S133        SBRC
 S134        SBRC
 S135        SBRC                          Amortizing ARD              No
 S136        SBRC                        Amortizing Balloon            No
 S137        SBRC                        Amortizing Balloon            No
 S138        SBRC                        Amortizing Balloon            No
 S139        SBRC                      Amortizing Balloon (*)          No
 S140        SBRC
 S141        SBRC
 S142        SBRC                        Amortizing Balloon            No
 S143        SBRC                        Amortizing Balloon            No
 S144        SBRC                        Amortizing Balloon            No
 S145        SBRC                        Amortizing Balloon            No
 S146        SBRC                        Amortizing Balloon            No
 S147        SBRC                        Amortizing Balloon            No
 S148        SBRC                          Amortizing ARD              No
 S149        SBRC
 S150        SBRC
 S151        SBRC
 S152        SBRC
 S153        SBRC
 S154        SBRC
 S155        SBRC
 S156        SBRC
 S157        SBRC
 C001        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C002        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C003        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C004        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C005        CREI                        Amortizing Balloon            No                  Mitchell Mortgage Company, LLC
 C006        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C007        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C008        CREI                        Amortizing Balloon            No                     Huntington Capital Corp.
 C009        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C010        CREI                        Amortizing Balloon            No             KeyCorp Real Estate Capital Markets, Inc.
 C011        CREI                         Fully Amortizing             No                  GMAC Commercial Mortgage Corp.
 C012        CREI                        Amortizing Balloon            No               Legg Mason Real Estate Services, Inc.
 C013        CREI                        Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C014        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C015        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C016        CREI                        Amortizing Balloon           Yes                     LJ Melody & Company, Inc.
 C017        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C018        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C019        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C020        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C021        CREI                        Amortizing Balloon            No
 C022        CREI                                                                          GMAC Commercial Mortgage Corp.
 C023        CREI                                                                          GMAC Commercial Mortgage Corp.
 C024        CREI                        Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C025        CREI                        Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C026        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C027        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C028        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C029        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C030        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C031        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C032        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C033        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C034        CREI                        Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C035        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C036        CREI                        Amortizing Balloon            No             KeyCorp Real Estate Capital Markets, Inc.
 C037        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C038        CREI          Yes (d)       Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C039        CREI          Yes (d)       Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C040        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C041        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C042        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C043        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C044        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C045        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C046        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C047        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C048        CREI                        Amortizing Balloon            No                     Huntington Capital Corp.
 C049        CREI                        Amortizing Balloon           Yes                     Huntington Capital Corp.
 C050        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C051        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C052        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C053        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C054        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C055        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C056        CREI                        Amortizing Balloon            No                     Huntington Capital Corp.
 C057        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C058        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C059        CREI                        Amortizing Balloon           Yes                     LJ Melody & Company, Inc.
 C060        CREI                        Amortizing Balloon           Yes               Legg Mason Real Estate Services, Inc.
 C061        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C062        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C063        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C064        CREI                        Amortizing Balloon            No                    Collateral Mortgage Limited
 C065        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C066        CREI                        Amortizing Balloon           Yes                     Huntington Capital Corp.
 C067        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C068        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C069        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C070        CREI                        Amortizing Balloon            No                    Collateral Mortgage Limited
 C071        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C072        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C073        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C074        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C075        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C076        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C077        CREI                        Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C078        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C079        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C080        CREI                        Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C081        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C082        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C083        CREI                        Amortizing Balloon            No                  GMAC Commercial Mortgage Corp.
 C084        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C085        CREI                        Amortizing Balloon           Yes                     LJ Melody & Company, Inc.
 C086        CREI                        Amortizing Balloon           Yes
 C087        CREI                                                                             Huntington Capital Corp.
 C088        CREI                                                                             Huntington Capital Corp.
 C089        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C090        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C091        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C092        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C093        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C094        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C095        CREI                        Amortizing Balloon            No          Citicorp Mtg Finance-Capital Markets Operations
 C096        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C097        CREI                        Amortizing Balloon           Yes
 C098        CREI                                                                          GMAC Commercial Mortgage Corp.
 C099        CREI                                                                          GMAC Commercial Mortgage Corp.
 C100        CREI                                                                          GMAC Commercial Mortgage Corp.
 C101        CREI                                                                          GMAC Commercial Mortgage Corp.
 C102        CREI                                                                          GMAC Commercial Mortgage Corp.
 C103        CREI                                                                          GMAC Commercial Mortgage Corp.
 C104        CREI                                                                          GMAC Commercial Mortgage Corp.
 C105        CREI                                                                          GMAC Commercial Mortgage Corp.
 C106        CREI                                                                          GMAC Commercial Mortgage Corp.
 C107        CREI                        Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C108        CREI                        Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C109        CREI          Yes (e)       Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C110        CREI          Yes (e)       Amortizing Balloon           Yes                  Financial Federal Savings Bank
 C111        CREI                        Amortizing Balloon            No                  Financial Federal Savings Bank
 C112        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C113        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.
 C114        CREI                        Amortizing Balloon           Yes          Citicorp Mtg Finance-Capital Markets Operations
 C115        CREI                        Amortizing Balloon           Yes                     LJ Melody & Company, Inc.
 C116        CREI                        Amortizing Balloon           Yes                     LJ Melody & Company, Inc.
 C117        CREI                        Amortizing Balloon           Yes                     LJ Melody & Company, Inc.
 C118        CREI          Yes (f)       Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C119        CREI          Yes (f)       Amortizing Balloon            No                     LJ Melody & Company, Inc.
 C120        CREI                        Amortizing Balloon           Yes                  GMAC Commercial Mortgage Corp.

                  Loan Balance     Net                              First             Interest
    Control       at Maturity/   Mortgage           Note           Payment             Accrual
    Number             ARD         Rate             Date            Date               Method
    ------             ---         ----             ----            ----               ------
     S001        14,547,051.44    6.6662%         12/24/97        02/01/98           Actual/360
     S002        15,974,771.46    7.3562%         12/19/97        02/01/98           Actual/360
     S003
     S004
     S005
     S006
     S007
     S008        12,718,201.62    7.0062%         08/12/98        10/01/98             30/360
     S009        11,000,000.00    7.3662%         09/29/97        11/01/97             30/360
     S010         9,140,167.47    7.1362%         02/25/98        04/01/98           Actual/360
     S011         8,472,225.00    7.4162%         10/15/97        12/01/97           Actual/360
     S012         6,616,985.96    7.0562%         12/10/97        02/01/98           Actual/360
     S013         6,518,150.27    9.7062%         11/09/94        01/01/95             30/360
     S014         6,058,499.84    8.1462%         06/19/98        07/01/98             30/360
     S015         5,346,287.34    8.4812%         01/25/96        03/01/96             30/360
     S016         5,025,851.10    9.7062%         11/09/94        01/01/95             30/360
     S017         4,449,376.14    9.8562%         06/18/96        08/01/96             30/360
     S018         4,299,333.85    7.1062%         01/30/98        03/01/98           Actual/360
     S019         3,953,776.63    8.9812%         01/15/97        03/01/97             30/360
     S020
     S021
     S022
     S023         4,122,761.74    7.3562%         10/31/97        12/01/97             30/360
     S024         4,136,994.03    7.6062%         08/20/97        10/01/97           Actual/360
     S025         3,488,240.28    8.1962%         12/23/97        02/01/98             30/360
     S026         3,885,829.61    7.3562%         12/12/97        02/01/98           Actual/360
     S027         3,480,432.76    7.2312%         03/20/98        05/01/98           Actual/360
     S028         2,950,282.56    7.7312%         03/16/98        05/01/98           Actual/360
     S029         3,511,506.75    7.5562%         12/30/97        02/01/98           Actual/360
     S030         3,234,629.97    7.9062%         12/10/97        02/01/98             30/360
     S031         3,403,389.11    7.6062%         09/26/97        11/01/97             30/360
     S032         2,663,002.64    7.6562%         02/24/98        04/01/98           Actual/360
     S033         2,973,704.84    7.6662%         09/02/97        11/01/97             30/360
     S034         3,070,364.65    7.8562%         11/26/97        01/01/98             30/360
     S035         3,030,230.26    7.9162%         10/29/97        12/01/97             30/360
     S036         2,665,188.15    7.8562%         10/15/97        12/01/97             30/360
     S037
     S038
     S039         2,655,211.47    8.9812%         02/20/97        04/01/97             30/360
     S040         2,791,800.91    6.8562%         02/06/98        04/01/98           Actual/360
     S041         2,804,653.19    9.7312%         06/18/96        08/01/96             30/360
     S042         2,575,773.34    8.3562%         04/01/97        06/01/97             30/360
     S043         2,511,580.53    7.9812%         11/26/97        01/01/98             30/360
     S044         2,726,591.98    8.4812%         04/29/97        06/01/97             30/360
     S045         2,660,626.52    8.4062%         09/12/97        11/01/97             30/360
     S046         2,288,250.92    9.1062%         04/24/97        06/01/97             30/360
     S047         1,960,234.61    8.9812%         01/16/97        03/01/97             30/360
     S048         2,217,339.91    7.7362%         11/12/97        01/01/98           Actual/360
     S049         1,797,516.87    7.1062%         01/15/98        03/01/98             30/360
     S050         2,405,778.91    9.7062%         11/09/94        01/01/95             30/360
     S051         2,178,579.88    7.4662%         10/01/97        12/01/97             30/360
     S052         2,187,878.51    7.0062%         01/26/98        03/01/98           Actual/360
     S053         2,225,559.79    8.6062%         04/15/97        06/01/97             30/360
     S054         2,050,409.24    8.4812%         01/10/97        03/01/97             30/360
     S055         1,891,660.75    8.3562%         10/27/97        12/01/97             30/360
     S056         1,728,939.22    8.4862%         09/19/97        11/01/97           Actual/360
     S057         1,822,297.47    7.1062%         03/02/98        05/01/98           Actual/360
     S058         1,696,029.54    7.8562%         09/26/97        11/01/97             30/360
     S059         1,718,717.42    7.6662%         08/29/97        10/01/97             30/360
     S060         1,527,667.64    7.4812%         12/24/97        02/01/98             30/360
     S061         1,653,614.59    7.4812%         10/28/97        12/01/97             30/360
     S062         1,286,359.85    8.1362%         12/16/97        02/01/98             30/360
     S063         1,264,568.42    8.4812%         09/29/97        11/01/97             30/360
     S064         1,549,135.28    6.9812%         02/03/98        04/01/98             30/360
     S065         1,420,843.93    8.0662%         02/03/98        04/01/98             30/360
     S066         1,473,051.62    7.1062%         02/13/98        04/01/98           Actual/360
     S067         1,361,260.72    8.7312%         03/17/97        05/01/97             30/360
     S068         1,393,136.68    7.7312%         09/29/97        11/01/97             30/360
     S069         1,365,197.25    8.8562%         08/04/97        10/01/97             30/360
     S070         1,392,517.38    7.4812%         12/18/97        02/01/98             30/360
     S071         2,131,022.12    7.9162%         12/16/97        08/01/98           Actual/360
     S072         1,223,486.36    7.4812%         02/24/98        04/01/98           Actual/360
     S073         1,312,457.90    7.7312%         10/21/97        12/01/97             30/360
     S074         1,221,557.36    8.6062%         08/11/97        10/01/97             30/360
     S075
     S076
     S077         1,196,260.09    8.7312%         01/02/97        03/01/97             30/360
     S078         1,167,442.93    8.8562%         07/09/97        09/01/97             30/360
     S079         1,219,111.90    7.5062%         10/06/97        12/01/97             30/360
     S080         1,140,635.26    8.6562%         08/11/97        10/01/97             30/360
     S081
     S082
     S083         1,096,924.78    8.0162%         11/12/97        01/01/98           Actual/360
     S084         1,102,520.73    9.1062%         05/30/97        07/01/97             30/360
     S085         1,066,847.07    8.5062%         08/29/97        10/01/97             30/360
     S086         1,131,420.16    7.4812%         01/08/98        03/01/98             30/360
     S087         1,050,456.52    7.8762%         11/17/97        01/01/98             30/360
     S088         1,017,022.54    9.0062%         06/05/97        08/01/97             30/360
     S089           932,273.11    8.2162%         11/19/97        01/01/98             30/360
     S090           776,416.82    7.2312%         03/13/98        05/01/98           Actual/360
     S091           965,156.48    7.1062%         01/28/98        03/01/98           Actual/360
     S092           910,131.52    8.8562%         03/27/97        05/01/97             30/360
     S093           890,504.86    7.2312%         02/27/98        04/01/98           Actual/360
     S094           896,636.25    8.2262%         11/19/97        01/01/98             30/360
     S095           845,217.84    8.6062%         03/25/97        05/01/97             30/360
     S096           827,393.06    8.8562%         06/18/97        08/01/97             30/360
     S097           858,922.21    7.6662%         08/29/97        10/01/97             30/360
     S098           796,031.85    8.5062%         10/22/97        12/01/97             30/360
     S099           686,475.34    9.1062%         03/17/97        05/01/97             30/360
     S100           651,755.30    8.7312%         02/24/97        04/01/97             30/360
     S101           518,966.98    8.6662%         12/31/97        02/01/98             30/360
     S102           476,936.56    8.4462%         09/29/97        11/01/97             30/360
     S103           298,678.97    8.3862%         02/24/98        04/01/98             30/360
     S104           234,329.32    8.5862%         02/12/98        04/01/98             30/360
     S105         2,144,298.54    6.8362%         03/12/98        05/01/98             30/360
     S106         5,166,892.62    7.1062%         03/23/98        05/01/98           Actual/360
     S107         2,678,041.14    7.1062%         03/25/98        05/01/98           Actual/360
     S108         1,216,116.04    8.1062%         04/06/98        06/01/98           Actual/360
     S109         6,493,830.92    7.3262%         03/27/98        05/01/98           Actual/360
     S110         3,230,403.15    7.1532%         04/09/98        06/01/98           Actual/360
     S111         1,188,639.41    7.1662%         04/13/98        06/01/98           Actual/360
     S112         4,876,948.34    7.9812%         09/18/97        11/01/97             30/360
     S113         1,940,506.60    7.9812%         09/18/97        11/01/97             30/360
     S114           793,653.26    7.9812%         09/18/97        11/01/97             30/360
     S115           807,020.77    7.9812%         09/18/97        11/01/97             30/360
     S116         1,082,123.28    7.9812%         09/18/97        11/01/97             30/360
     S117         1,407,535.38    7.9812%         09/18/97        11/01/97             30/360
     S118         1,362,153.89    7.9812%         09/18/97        11/01/97             30/360
     S119         1,150,033.20    7.4812%         04/28/98        06/01/98           Actual/360
     S120         1,641,183.18    6.9812%         05/01/98        06/01/98           Actual/360
     S121         1,001,337.45    7.1562%         05/14/98        07/01/98           Actual/360
     S122           771,808.19    7.3562%         05/21/98        07/01/98           Actual/360
     S123         3,249,069.34    7.1062%         06/23/98        08/01/98           Actual/360
     S124         2,518,911.50    7.3562%         06/24/98        08/01/98           Actual/360
     S125         1,536,487.07    7.1062%         07/13/98        09/01/98           Actual/360
     S126         3,484,052.73    7.4812%         04/21/98        06/01/98             30/360
     S127
     S128
     S129
     S130        10,377,737.30    7.4812%         04/21/98        06/01/98             30/360
     S131
     S132
     S133
     S134
     S135        15,347,757.00    7.0562%         04/30/98        06/01/98           Actual/360
     S136         1,076,066.40    7.2312%         06/01/98        07/01/98           Actual/360
     S137           954,098.21    7.4812%         05/19/98        07/01/98           Actual/360
     S138         1,427,069.58    7.4812%         05/27/98        07/01/98           Actual/360
     S139        42,882,662.65    6.9762%         06/09/98        08/01/98           Actual/360
     S140
     S141
     S142         1,702,358.92    7.2832%         05/29/98        07/01/98           Actual/360
     S143         1,044,401.36    7.6332%         05/29/98        07/01/98           Actual/360
     S144           359,729.92    8.3652%         06/11/98        08/01/98           Actual/360
     S145         1,218,598.57    7.3562%         07/22/98        09/01/98           Actual/360
     S146         2,697,250.30    6.9162%         07/15/98        09/01/98           Actual/360
     S147         5,573,769.02    6.7092%         08/03/98        10/01/98           Actual/360
     S148        57,480,322.19    6.8562%         09/29/98        11/01/98           Actual/360
     S149
     S150
     S151
     S152
     S153
     S154
     S155
     S156
     S157
     C001         1,824,603.31    7.2512%         07/27/98        09/01/98           Actual/360
     C002         3,838,225.58    7.2612%         08/04/98        10/01/98           Actual/360
     C003           750,932.55    7.3262%         06/29/98        08/01/98           Actual/360
     C004         3,528,304.74    7.2862%         05/12/98        07/01/98           Actual/360
     C005         1,627,543.19    7.3612%         05/30/98        08/01/98           Actual/360
     C006         2,803,313.90    6.8862%         06/23/98        08/01/98           Actual/360
     C007         1,221,204.03    6.8112%         05/28/98        07/01/98           Actual/360
     C008         5,486,813.67    7.3712%         05/21/98        07/01/98           Actual/360
     C009         1,478,895.07    7.7362%         05/04/98        07/01/98           Actual/360
     C010         2,282,645.58    7.4662%         06/09/98        08/01/98           Actual/360
     C011            21,693.78    6.9912%         06/10/98        08/01/98           Actual/360
     C012         2,456,843.96    7.0312%         06/10/98        08/01/98           Actual/360
     C013         1,623,148.83    7.3162%         06/23/98        08/01/98           Actual/360
     C014         1,646,824.22    7.5112%         05/21/98        07/01/98           Actual/360
     C015         6,607,163.00    7.1912%         05/18/98        07/01/98           Actual/360
     C016         1,139,193.24    7.4662%         07/20/98        09/01/98           Actual/360
     C017         3,087,236.29    7.3112%         05/15/98        07/01/98           Actual/360
     C018         1,383,825.77    7.4162%         06/18/98        08/01/98           Actual/360
     C019         1,107,261.41    7.0662%         07/02/98        09/01/98           Actual/360
     C020         7,120,244.03    6.9562%         04/24/98        06/01/98           Actual/360
     C021         2,317,132.87    7.2712%         07/01/98        09/01/98           Actual/360
     C022
     C023
     C024         3,485,560.14    7.2762%         06/10/98        08/01/98           Actual/360
     C025         3,546,035.68    7.0862%         06/18/98        08/01/98           Actual/360
     C026           969,000.56    7.1112%         07/13/98        09/01/98           Actual/360
     C027         3,246,793.08    7.3262%         05/07/98        07/01/98           Actual/360
     C028         4,637,793.39    7.4062%         05/13/98        07/01/98           Actual/360
     C029         2,254,172.48    7.0212%         05/05/98        07/01/98           Actual/360
     C030         1,665,893.46    7.0012%         05/01/98        06/01/98           Actual/360
     C031         2,220,127.05    6.7862%         07/07/98        09/01/98           Actual/360
     C032         1,627,929.04    6.7562%         07/07/98        09/01/98           Actual/360
     C033         4,219,561.58    7.3162%         05/05/98        07/01/98           Actual/360
     C034         3,449,361.88    7.1862%         06/05/98        08/01/98           Actual/360
     C035         3,866,810.49    7.0562%         03/26/98        05/01/98           Actual/360
     C036         1,948,447.93    7.4212%         07/14/98        09/01/98           Actual/360
     C037         2,901,191.84    7.2112%         05/26/98        07/01/98             30/360
     C038           905,223.55    7.0112%         05/26/98        07/01/98             30/360
     C039           655,210.00    7.0112%         05/26/98        07/01/98             30/360
     C040         1,492,564.78    7.0812%         05/18/98        07/01/98           Actual/360
     C041         1,632,402.16    7.4612%         06/05/98        08/01/98           Actual/360
     C042         3,079,810.06    7.2762%         05/07/98        07/01/98           Actual/360
     C043         2,433,629.42    7.3062%         05/13/98        07/01/98           Actual/360
     C044         3,287,933.80    7.7012%         06/09/98        08/01/98           Actual/360
     C045         3,880,868.07    7.1962%         05/18/98        07/01/98           Actual/360
     C046         4,197,877.62    7.1462%         05/18/98        07/01/98           Actual/360
     C047         2,991,502.55    7.1962%         05/18/98        07/01/98           Actual/360
     C048           812,642.57    7.3212%         07/14/98        09/01/98           Actual/360
     C049         3,327,972.43    6.9312%         08/26/98        10/01/98           Actual/360
     C050         2,070,771.83    7.2012%         05/18/98        07/01/98           Actual/360
     C051           832,715.45    7.2012%         05/18/98        07/01/98           Actual/360
     C052         6,108,511.72    6.8662%         04/30/98        06/01/98           Actual/360
     C053           888,138.17    7.1012%         06/02/98        08/01/98           Actual/360
     C054         4,658,102.63    7.2112%         06/05/98        08/01/98           Actual/360
     C055         1,281,343.49    7.3212%         08/13/98        10/01/98           Actual/360
     C056         3,248,255.02    7.3362%         06/12/98        08/01/98           Actual/360
     C057         4,083,227.02    7.1912%         05/21/98        07/01/98           Actual/360
     C058         1,861,546.97    7.2162%         06/18/98        08/01/98           Actual/360
     C059         2,344,172.30    7.2712%         06/18/98        08/01/98             30/360
     C060         5,032,815.90    7.2262%         07/08/98        09/01/98           Actual/360
     C061         3,778,795.60    6.7112%         07/13/98        09/01/98           Actual/360
     C062           893,538.74    7.3012%         06/08/98        08/01/98           Actual/360
     C063         1,582,261.58    7.1462%         06/01/98        08/01/98           Actual/360
     C064         1,831,534.11    7.3962%         06/16/98        08/01/98           Actual/360
     C065         3,000,573.06    7.2962%         05/28/98        07/01/98           Actual/360
     C066         1,040,575.35    7.5612%         07/22/98        09/01/98           Actual/360
     C067         4,462,315.00    7.3062%         06/04/98        08/01/98           Actual/360
     C068         3,657,033.38    7.3662%         05/21/98        07/01/98           Actual/360
     C069         2,187,945.47    7.2662%         06/09/98        08/01/98           Actual/360
     C070         1,860,078.59    7.1612%         07/02/98        09/01/98           Actual/360
     C071         2,097,307.41    6.9262%         07/07/98        09/01/98           Actual/360
     C072           934,820.41    7.3762%         07/23/98        09/01/98           Actual/360
     C073         2,016,544.47    7.0812%         08/21/98        10/01/98           Actual/360
     C074         2,556,281.32    7.3512%         05/11/98        07/01/98           Actual/360
     C075         2,763,176.76    7.4012%         05/11/98        07/01/98           Actual/360
     C076         1,691,657.31    7.3512%         05/19/98        07/01/98           Actual/360
     C077         2,758,008.91    7.3062%         07/09/98        09/01/98           Actual/360
     C078         1,983,028.07    6.8862%         04/02/98        06/01/98           Actual/360
     C079           926,614.05    6.8862%         04/02/98        06/01/98           Actual/360
     C080           907,786.48    6.8862%         04/02/98        06/01/98           Actual/360
     C081         3,022,047.56    7.0962%         07/31/98        10/01/98           Actual/360
     C082         4,359,617.97    6.8362%         06/15/98        08/01/98           Actual/360
     C083         1,195,586.41    7.4612%         05/13/98        07/01/98           Actual/360
     C084         2,314,381.05    7.3362%         06/25/98        08/01/98           Actual/360
     C085         3,908,411.35    6.6512%         07/14/98        09/01/98           Actual/360
     C086         6,225,464.09    7.7562%         10/13/98        12/01/98           Actual/360
     C087
     C088
     C089         4,022,696.00    6.9912%         07/06/98        09/01/98           Actual/360
     C090         3,290,928.44    6.9212%         08/13/98        10/01/98           Actual/360
     C091         5,040,619.69    6.7262%         06/26/98        08/01/98           Actual/360
     C092         3,510,795.08    7.0862%         04/23/98        06/01/98           Actual/360
     C093         4,382,789.18    7.0362%         04/23/98        06/01/98           Actual/360
     C094         3,240,722.77    7.0062%         04/23/98        06/01/98           Actual/360
     C095        12,287,782.11    7.0862%         04/23/98        06/01/98           Actual/360
     C096         1,644,173.69    7.7562%         05/29/98        07/01/98           Actual/360
     C097         5,957,078.25    6.9612%         06/03/98        08/01/98           Actual/360
     C098
     C099
     C100
     C101
     C102
     C103
     C104
     C105
     C106
     C107         5,534,061.76    7.1662%         06/30/98        08/01/98           Actual/360
     C108         4,362,618.81    7.1662%         06/30/98        08/01/98           Actual/360
     C109         4,928,143.16    7.1662%         06/30/98        08/01/98           Actual/360
     C110         3,756,698.37    7.1662%         06/30/98        08/01/98           Actual/360
     C111         2,443,130.98    7.4362%         05/19/98        07/01/98           Actual/360
     C112         4,145,032.79    6.4912%         09/11/98        11/01/98           Actual/360
     C113         4,074,507.68    6.1612%         09/22/98        11/01/98           Actual/360
     C114         1,365,906.90    7.2162%         08/12/98        10/01/98           Actual/360
     C115         3,221,003.65    7.0562%         09/03/98        11/01/98           Actual/360
     C116         4,841,221.69    7.1962%         09/29/98        11/01/98           Actual/360
     C117         5,142,704.89    7.1462%         09/29/98        11/01/98           Actual/360
     C118         1,229,733.67    7.6112%         05/21/98        08/01/98           Actual/360
     C119         1,475,683.04    7.6112%         05/21/98        08/01/98           Actual/360
     C120        12,211,297.38    6.8112%         09/28/98        11/01/98           Actual/360

                                  SCHEDULE II

                       SUB-SERVICING AGREEMENTS IN EFFECT
                             AS OF THE CLOSING DATE

Sub-Servicer                                             Original Contract Date
------------                                             ----------------------

1. GMAC Commercial Mortgage                              December 30, 1998
2. Financial Federal Savings Bank                        December 30, 1998
3. Huntington Mortgage Company                           December 30, 1998
4. Keycorp Real Estate Capital Markets, Inc.             December 30, 1998
5. Legg Mason Real Estate Services, Inc.                 December 30, 1998
6. Collateral Mortgage Ltd.                              December 30, 1998
7. Mitchell Mortgage Company, LLC                        December 30, 1998
8. L.J. Melody & Company                                 December 30, 1998

                                  SCHEDULE III

                Schedule of Exceptions to Mortgage File Delivery

                                    [None.]

                                  EXHIBIT A-1

                          FORM OF CLASS X CERTIFICATE

                    CLASS X MULTIFAMILY/COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATE,
                                SERIES 1998-MC3

This is one of a series of multifamily/commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                         MORTGAGE CAPITAL FUNDING, INC.


Pass-Through Rate:  Variable                Certificate Notional Amount of this
                                            Certificate as of the Issue Date:
                                            $__________________
Date of Pooling and Servicing
Agreement:  December 1, 1998

                                            Class Notional Amount of all the
Cut-off Date:  December 1, 1998             Class X Certificates as of the
                                            Issue Date:
                                            $__________________

Issue Date:   December 30, 1998             Aggregate unpaid principal balance
                                            of the Mortgage Pool as of the
                                            Cut-off Date, after deducting
                                            payments of principal due on or
                                            before such date (the "Initial Pool
                                            Balance"): $908,161,006
First Distribution Date: January 19, 1999

Master Servicer:
AMRESCO Services, L.P.

Special Servicer:                           Trustee and REMIC Administrator:
Allied Capital Corporation                  LaSalle National Bank

Mortgage Loan Sellers:                      Fiscal Agent:
Citicorp Real Estate, Inc. and              ABN AMRO Bank N.V.
Salomon Brothers Realty Corp.

Certificate No. X-___                       CUSIP No. _____________

                                     A-1-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE SPONSOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORTGAGE CAPITAL FUNDING, INC., CITICORP REAL ESTATE, INC., SALOMON BROTHERS REALTY CORP., LASALLE NATIONAL BANK, AMRESCO SERVICES L.P., ALLIED CAPITAL CORPORATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT ARD LOANS (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN) ARE ASSUMED TO BE REPAID IN THEIR ENTIRETY ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES (ALSO AS DEFINED IN SUCH POOLING AND SERVICING AGREEMENT)) (THE FOREGOING, THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $_________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ______% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER A CONSTANT YIELD METHOD WITH DAILY COMPOUNDING. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR THAT, IF THEY DO, THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF
PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF
INTEREST ACCRUED AS PROVIDED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN ON THE CERTIFICATE NOTIONAL AMOUNT

                                     A-1-2

OF THIS CERTIFICATE, WHICH AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional principal amount of this Certificate (its "Certificate Notional Amount") as of the Issue Date by the aggregate notional principal balance of all the Certificates of the same Class as this Certificate (their "Class Notional Amount") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Mortgage Capital Funding, Inc., as Sponsor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee, REMIC Administrator and Fiscal Agent identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                                     A-1-3

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         Prior to due presentment of this Certificate for registration of transfer, the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Sponsor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund, and
(iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu

                                     A-1-4
hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                     A-1-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       LaSalle National Bank,
                                       as Trustee


                                       By:
                                          ------------------------------------
                                                   Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:

                                       LaSalle National Bank,
                                       as Certificate Registrar


                                       By:
                                          ------------------------------------
                                                   Authorized Officer

                                     A-1-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Multifamily/ Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the issuance of a new Multifamily/Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Multifamily/Commercial Mortgage Pass-Through Certificate to the following address:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
Dated:
                                       ________________________________________
                                       Signature by or on behalf of Assignor

                                       ________________________________________
                                       Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ______________________ for the account of ____________________________________________________________________
_______________________________________________________________________________

         Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to _______________________________.

         This information is provided by ______________________, the assignee named above, or ______________________, as its agent.

                                     A-1-7

                                  EXHIBIT A-2

                      FORM OF CLASS [A-1][A-2] CERTIFICATE

                CLASS [A-1][A-2] MULTIFAMILY/COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATE,
                                SERIES 1998-MC3

This is one of a series of multifamily/commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                         MORTGAGE CAPITAL FUNDING, INC.


Pass-Through Rate:                          Certificate Principal Balance of
______% per annum (subject to reduction     this Certificate as of the Issue
as provided in the Pooling and Servicing    Date:
Agreement referred to herein)               $______________

Date of Pooling and Servicing               Class Principal Balance of all the
Agreement:  December 1, 1998                Class [A-1] [A-2] Certificates as
                                            of the Issue Date:
Cut-off Date:  December 1, 1998             $______________

Issue Date:   December 30, 1998             Aggregate unpaid principal balance
                                            of the Mortgage Pool as of the
First Distribution Date:  January 19, 1999  Cut-off Date, after deducting payments of principal due on or
                                            before such date (the "Initial Pool
                                            Balance"): $908,161,006

Master Servicer:                            Trustee and REMIC Administrator:
AMRESCO Services, L.P.                      LaSalle National Bank

Special Servicer:                           Fiscal Agent:
Allied Capital Corporation                  ABN AMRO Bank N.V.
Mortgage Loan Sellers:

Citicorp Real Estate, Inc. and
Salomon Brothers Realty Corp.

Certificate No.[A-1][A-2]-__                CUSIP No. _______________

                                     A-2-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE SPONSOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORTGAGE CAPITAL FUNDING, INC., CITICORP REAL ESTATE, INC., SALOMON BROTHERS REALTY CORP., LASALLE NATIONAL BANK, AMRESCO SERVICES L.P., ALLIED CAPITAL CORPORATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT"
(A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME
MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Mortgage Capital Funding, Inc., as Sponsor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee, REMIC Administrator and Fiscal Agent identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect

                                     A-2-2
of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to

                                     A-2-3
cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         Prior to due presentment of this Certificate for registration of transfer, the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Sponsor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund and (iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                                     A-2-4

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                     A-2-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            LaSalle National Bank,
                                            as Trustee


                                            By:
                                               --------------------------------
                                                      Authorized Officer


                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [A-1] [A-2] Certificates referred to in the within-mentioned Agreement.

Dated:

                                            LaSalle National Bank,
                                            as Certificate Registrar


                                            By:
                                               --------------------------------
                                                      Authorized Officer

                                     A-2-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Multifamily/ Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new
Multifamily/Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Multifamily/Commercial Mortgage Pass-Through Certificate to the following address:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
Dated:
                                       ________________________________________
                                       Signature by or on behalf of Assignor

                                       ________________________________________
                                       Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________ for the account of ______________________.

         Distributions made by check (such check to be made payable to _____________________________) and all applicable statements and notices should be mailed to ___________________________________.

         This information is provided by ___________________________, the assignee named above, or ________________________, as its agent.

                                     A-2-7

                                  EXHIBIT A-3

                     FORM OF CLASS [B][C][D][E] CERTIFICATE

               CLASS [B][C][D][E] MULTIFAMILY/COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATE,
                                SERIES 1998-MC3

This is one of a series of multifamily/commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                         MORTGAGE CAPITAL FUNDING, INC.


Pass-Through Rate:                          Certificate Principal Balance of
[_____% per annum (subject to reduction as  this Certificate as of the Issue
provided in the Pooling and Serving         Date:
Agreement referred to herein)] [Variable]   $_________________

Date of Pooling and Servicing               Class Principal Balance of all the
Agreement:  December 1, 1998                Class [B][C][D][E] Certificates as
                                            of the Issue Date:
                                            $_________________

Cut-off Date:  December 1, 1998             Aggregate unpaid principal balance
                                            of the Mortgage Pool as of the
Issue Date:   December 30, 1998             Cut-off Date, after deducting
                                            payments of principal due on or
First Distribution Date:  January 19, 1999  before such date (the "Initial Pool
                                            Balance"):  $908,161,006

Master Servicer:                            Trustee and REMIC Administrator:
AMRESCO Services, L.P.                      LaSalle National Bank

Special Servicer:                           Fiscal Agent:
Allied Capital Corporation                  ABN AMRO Bank N.V.

Mortgage Loan Sellers:
Citicorp Real Estate, Inc. and
Salomon Brothers Realty Corp.

Certificate No. [B][C][D][E]- __            CUSIP No. ____________

                                     A-3-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE SPONSOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORTGAGE CAPITAL FUNDING, INC., CITICORP REAL ESTATE, INC., SALOMON BROTHERS REALTY CORP., LASALLE NATIONAL BANK, AMRESCO SERVICES L.P., ALLIED CAPITAL CORPORATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY INVESTMENT IN THIS CERTIFICATE BY AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR BY ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, MAY GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND BE SUBJECT TO AN EXCISE TAX UNDER SECTION 4975 OF THE CODE UNLESS A STATUTORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE. ACCORDINGLY, ANY TRANSFEREE OF THIS CERTIFICATE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND WARRANTIES DESCRIBED HEREIN IN THIS REGARD.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT ARD LOANS (AS DEFINED IN THE POOLING AND

                                     A-3-2

SERVICING AGREEMENT REFERRED TO HEREIN) ARE ASSUMED TO BE REPAID IN THEIR ENTIRETY ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES (ALSO AS DEFINED IN SUCH POOLING AND SERVICING AGREEMENT)) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $__________ OF OID PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____ PER $_______ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER A CONSTANT YIELD METHOD WITH DAILY COMPOUNDING. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR THAT, IF THEY DO, THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Mortgage Capital Funding, Inc., as Sponsor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee, REMIC Administrator and Fiscal Agent identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the

                                     A-3-3
foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         Each Person who acquires this Certificate or any interest herein shall be deemed to have certified that it is neither a Plan nor any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, or alternatively, that the purchase, continued holding and transfer of this Certificate or such interest herein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

         No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                                     A-3-4

         Prior to due presentment of this Certificate for registration of transfer, the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Sponsor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund, and
(iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                     A-3-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       LaSalle National Bank,
                                       as Trustee


                                       By:
                                          -------------------------------------
                                                    Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class [B][C][D][E] Certificates referred to in the within-mentioned Agreement.

Dated:

                                       LaSalle National Bank,
                                       as Certificate Registrar


                                       By:
                                          -------------------------------------
                                                    Authorized Officer

                                     A-3-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Multifamily/ Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new
Multifamily/Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Multifamily/Commercial Mortgage Pass-Through Certificate to the following address:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
Dated:
                                       ________________________________________
                                       Signature by or on behalf of Assignor

                                       ________________________________________
                                       Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _______________________________ for the account of ________________________________________.

         Distributions made by check (such check to be made payable to ________________________________________) and all applicable statements and notices should be mailed to ________________________________________.

         This information is provided by _____________________________, the assignee named above, or ________________________________________, as its agent.

                                     A-3-7

                                  EXHIBIT A-4

                  FORM OF CLASS [F][G][H][J][K][L] CERTIFICATE

            CLASS [F][G][H][J][K][L] MULTIFAMILY/COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATE,
                                SERIES 1998-MC3

This is one of a series of multifamily/commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                       MORTGAGE CAPITAL FUNDING, INC.


Pass-Through Rate:                          Certificate Principal Balance of
[____% per annum (subject to reduction as   this Certificate as of the Issue
provided in the Pooling and Servicing       Date:
Agreement referred to herein)][Variable]    $____________

Date of Pooling and Servicing               Class Principal Balance of all Class
Agreement:  December 1, 1998                [F][G][H][J][K][L] Certificates as
                                            of the Issue Date:
                                            $____________

Cut-off Date:  December 1, 1998             Aggregate unpaid principal balance
                                            of the Mortgage Pool as of the
Issue Date:   December 30, 1998             Cut-off Date, after deducting
                                            payments of principal due on or
First Distribution Date:  January 19, 1999  before such date (the "Initial Pool
                                            Balance"): $908,161,006

Master Servicer:                            Trustee and REMIC Administrator:
AMRESCO Services, L.P.                      LaSalle National Bank

Special Servicer:                           Fiscal Agent:
Allied Capital Corporation                  ABN AMRO Bank N.V.

Mortgage Loan Sellers:
Citicorp Real Estate, Inc. and
Salomon Brothers Realty Corp.

Certificate No. _____________-___           CUSIP No.  ____________

                                    A-4-1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORTGAGE CAPITAL FUNDING, INC., CITICORP REAL ESTATE, INC., SALOMON BROTHERS REALTY CORP., LASALLE NATIONAL BANK, AMRESCO SERVICES L.P., ALLIED CAPITAL CORPORATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS CONSTITUTE ENTITIES DESCRIBED IN SUCH PARAGRAPHS (AN "INSTITUTIONAL ACCREDITED INVESTOR").

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT"
(A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. [THE FOLLOWING INFORMATION IS PROVIDED SOLELY

                                     A-4-2

FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT ARD LOANS (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN) ARE ASSUMED TO BE REPAID IN THEIR ENTIRETY ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES (ALSO AS DEFINED IN SUCH POOLING AND SERVICING AGREEMENT)) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $__________ OF OID PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____ PER $_______ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER A CONSTANT YIELD METHOD WITH DAILY COMPOUNDING. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR THAT, IF THEY DO, THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME
MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Salomon Smith Barney Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Mortgage Capital Funding, Inc., as Sponsor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee, REMIC Administrator and Fiscal Agent identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder

                                     A-4-3
appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of this Certificate or any interest herein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event a transfer of this Certificate (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Sponsor) is to be made without registration under the Securities Act, then the Certificate Registrar shall refuse to register such transfer until it receives the following: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in

                                     A-4-4
the form attached as Exhibit B-2 or Exhibit B-3 to the Agreement; or (ii) an opinion of counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Fund or of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such opinion of counsel is based. None of the Sponsor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Holder of this Certificate desiring to effect such a transfer shall be required to indemnify the Sponsor, the Trustee, the REMIC Administrator, the Fiscal Agent, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate or any interest herein shall be made under any circumstances (i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan") or (ii) to any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, unless:
(x) if this Certificate or any interest herein is being acquired with "plan assets", the prospective Transferee provides the Certificate Registrar with a certification to the effect that the purchase, continued holding and transfer of this Certificate or such interest herein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60; or (y) the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel, obtained at the expense of such prospective transferee, which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Special Servicer to any obligation in addition to those undertaken in the Agreement. It is hereby acknowledged that the form of certification attached to the Agreement as Exhibit D is acceptable for the purposes of the preceding sentence. Each Person who acquires this Certificate or any interest herein without delivery of the certification of facts and/or opinion of counsel referred to in the preceding two sentences shall be deemed to have certified that it is neither a Plan nor any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                     A-4-5

         Prior to due presentment of this Certificate for registration of transfer, the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Sponsor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund, and
(iii) the exchange by any sole Certificateholder of all the Certificates for all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                                     A-4-6

         This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                     A-4-7

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       LaSalle National Bank,
                                       as Trustee


                                       By:
                                          ------------------------------------
                                                  Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class [F][G][H][J][K][L] Certificates referred to in the within-mentioned Agreement.

Dated:

                                       LaSalle National Bank,
                                       as Certificate Registrar


                                       By:
                                          ------------------------------------
                                                  Authorized Officer

                                     A-4-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Multifamily/ Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the issuance of a new Multifamily/Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Multifamily/Commercial Mortgage Pass-Through Certificate to the following address:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
Dated:

                                       ________________________________________
                                       Signature by or on behalf of Assignor

                                       ________________________________________
                                       Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ____________________________ for the account of ____________________________.

         Distributions made by check (such check to be made payable to ____________________________) and all applicable statements and notices should be mailed to ____________________________.

         This information is provided by ____________________________, the assignee named above, or ____________________________, as its agent.

                                     A-4-9

                                  EXHIBIT A-5

                  FORM OF CLASS [R-I][R-II][R-III] CERTIFICATE

            CLASS [R-I][R-II][R-III] MULTIFAMILY/COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATE,
                                SERIES 1998-MC3

This is one of a series of multifamily/commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                         MORTGAGE CAPITAL FUNDING, INC.


Date of Pooling and Servicing                   Percentage Interest evidenced by
Agreement:  December 1, 1998                    this Certificate in the related
                                                Class:  _____% Aggregate unpaid
Cut-off Date:  December 1, 1998                 principal balance of the
                                                Mortgage Pool as of the Cut-off
Issue Date:   December 30, 1998                 Date, after deducting payments
                                                of principal due on or before
First Distribution Date:  January 19, 1999      such date (the "Initial Pool
                                                Balance"):  $908,161,006

Master Servicer:  AMRESCO Services, L.P.       Trustee and REMIC Administrator:
                                               LaSalle National Bank
Special Servicer:  Allied Capital Corporation

Mortgage Loan Sellers:                         Fiscal Agent:
Citicorp Real Estate, Inc. and                 ABN AMRO Bank N.A.
Salomon Brothers Realty Corp.

Certificate No. [R-I][R-II][R-III] - __

                                     A-5-1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORTGAGE CAPITAL FUNDING, INC., CITICORP REAL ESTATE, INC., SALOMON BROTHERS REALTY CORP., LASALLE NATIONAL BANK, AMRESCO SERVICES L.P., ALLIED CAPITAL CORPORATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER").

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL

                                     A-5-2

FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL BE DEEMED NOT TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.


         This certifies that Salomon Smith Barney Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Mortgage Capital Funding, Inc., as Sponsor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee, REMIC Administrator and Fiscal Agent identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                                     A-5-3

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of this Certificate or any interest herein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event a transfer of this Certificate (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Sponsor) is to be made without registration under the Securities Act, then the Certificate Registrar shall refuse to register such transfer until it receives the following: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 or Exhibit B-3 to the Agreement; or (ii) an opinion of counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Fund or of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such opinion of counsel is based. None of the Sponsor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder desiring to effect such a transfer shall be required to indemnify the Sponsor, the Trustee, the REMIC Administrator, the Fiscal Agent, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate or any interest herein shall be made under any circumstances (i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan") or (ii) to any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101, unless:
(x) if this Certificate or any interest herein is being acquired with "plan assets", the prospective Transferee provides the Certificate Registrar with a certification to the effect that the purchase, continued holding and transfer of this Certificate or such interest herein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60; or (y) the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel, obtained at the expense of such prospective transferee, which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of

                                     A-5-4
the Code and will not subject the Trustee, the Master Servicer or the Special Servicer to any obligation in addition to those undertaken in the Agreement. It is hereby acknowledged that the form of certification attached to the Agreement as Exhibit D is acceptable for the purposes of the preceding sentence. Each Person who acquires this Certificate without delivery of the certification of facts and opinion of counsel referred to in the preceding two sentences shall be deemed to have certified that it is neither a Plan nor any Person who is directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

         Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee and the REMIC Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

         The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the REMIC Administrator the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to

                                     A-5-5
withdraw or downgrade its then-current rating of any Class of Certificates; and
(b) an opinion of counsel, in form and substance satisfactory to the Trustee and the REMIC Administrator, to the effect that such modification of, addition to or elimination of such provisions will not (i) cause any of REMIC I, REMIC II or REMIC III to (A) cease to qualify as a REMIC or (B) be subject to an entity-level tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee, or (ii) cause a Person other than the prospective Transferee to be subject to a REMIC- related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

         A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or a Non-United States Person.

         A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381 of the Code and (v) any other Person so designated by the REMIC Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

         A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

         No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Prior to due presentment of this Certificate for registration of transfer, the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none

                                     A-5-6
of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Sponsor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund, and
(iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Sponsor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                     A-5-7

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       LaSalle National Bank,
                                       as Trustee


                                       By:
                                          -----------------------------------
                                                   Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R-I] [R-II][R-III] Certificates referred to in the within-mentioned Agreement.

Dated:

                                       LaSalle National Bank,
                                       as Certificate Registrar


                                       By:
                                          -----------------------------------
                                                   Authorized Officer

                                     A-5-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Multifamily/ Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the issuance of a new Multifamily/Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Multifamily/Commercial Mortgage Pass-Through Certificate to the following address:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
Dated:
                                       ________________________________________
                                       Signature by or on behalf of Assignor

                                       ________________________________________
                                       Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________ for the account of _____________________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _____________________.

         This information is provided by _____________________, the assignee named above, or _____________________, as its agent.

                                     A-5-9

                                  EXHIBIT B-1

                         FORM OF TRANSFEROR CERTIFICATE
                          PURSUANT TO SECTION 5.02(b)


                                                           [date]


LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention:  Asset Backed Securities Trust Services -
            Mortgage Capital Funding, Inc., Series 1998-MC3

       Re: Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3, Class ___, [o having an initial aggregate Certificate Principal Balance as of December 30, 1998 (the "Closing Date") of $908,161,006] [o representing a ____% Percentage Interest in the related Class]

Dear Sirs:

         This letter is delivered to you in connection with the transfer by ______________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc. and Salomon Brothers Realty Corp., as Mortgage Loan Sellers, AMRESCO Services, L.P., as Master Servicer, Allied Capital Corporation, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

              1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

              2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security to any person in any manner,
         (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Non-Registered Certificate, any interest in a NonRegistered Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred

                                     B-1-1

         Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

              3. The Transferee is an entity which the Transferor reasonably believes to be a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act[, or an institutional "accredited investor" (within the meaning of paragraphs (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which each equity owner is such an institutional "accredited investor" (within the meaning of such paragraphs of Rule 501(a) under the Securities Act)]).


                                            Very truly yours,

                                            -----------------------------------
                                            (Transferor)

                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                     B-1-2

                                  EXHIBIT B-2

                        FORM I OF TRANSFEREE CERTIFICATE
                          PURSUANT TO SECTION 5.02(b)
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                                   [FOR QIBS]

                                                           [date]


LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention:  Asset Backed Securities Trust Services-
            Mortgage Capital Funding, Inc., Series 1998-MC3

            Re: Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage
                Pass-Through Certificates, Series 1998-MC3, Class ___, [o having an initial aggregate Certificate Principal Balance as of December 30, 1998 (the "Closing Date") of $908,161,006]
                [o representing a ____% Percentage Interest in the related
                Class]

Dear Sirs:

         This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc. and Salomon Brothers Realty Corp., as Mortgage Loan Sellers, AMRESCO Services, L.P., as Master Servicer, Allied Capital Corporation, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

              1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act.

                                     B-2-1

              2. The Transferee has been furnished with all information regarding (a) the Sponsor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

              3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                       Very truly yours,


                                       ----------------------------------------
                                       (Transferee)

                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                     B-2-2

                           Nominee Acknowledgment


         The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                       ----------------------------------------
                                       (Nominee)

                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                     B-2-3

                                                         ANNEX 1 TO EXHIBIT B-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of its most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), [Massachusetts] or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent

--------------
(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     B-2-4
               institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

         ___   Broker-dealer. The Transferee is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

         ___ QIB Subsidiary. each of the Transferee's equity owners is a "qualified institutional buyer" within the meaning of Rule 144A.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)
               ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________

         3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee did not include (i) securities of issuers that are affiliated with such Person,
(ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                                     B-2-5

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___  ___   Will the Transferee be purchasing the Transferred
         Yes  No    Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

         8. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                       ----------------------------------------
                                       Print Name of Transferee


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------
                                          Date:
                                               --------------------------------

                                     B-2-6

                                                         ANNEX 2 TO EXHIBIT B-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     B-2-7

        4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         ___  ___
         Yes  No     Will the Transferee be purchasing the Transferred
                     Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

         8. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                       ------------------------------------
                                       Print Name of Transferee or Adviser

                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       IF AN ADVISER:


                                       ------------------------------------
                                       Print Name of Transferee
                                       Date:
                                            -------------------------------

                                     B-2-8

                                  EXHIBIT B-3

                       FORM II OF TRANSFEREE CERTIFICATE
                          PURSUANT TO SECTION 5.02(b)
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                    [FOR INSTITUTIONAL ACCREDITED INVESTORS]

                              _____________, 19__

LaSalle National Bank
135 South LaSalle Street
Suite 1625
Chicago, Illinois 60603
Attention:  Asset Backed Securities Trust Services -
            Mortgage Capital Funding Series 1998-MC3

       Re: Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3, Class ________, having an initial aggregate Certificate Principal Balance as of December 30, 1998 (the "Closing Date") of $___________________

Dear Sirs:

         This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc. and Salomon Brothers Realty Corp., as Mortgage Loan Sellers, AMRESCO Services, L.P., as Master Servicer, Allied Capital Corporation, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

         1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

         2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) the Sponsor, the Trustee and the Certificate Registrar are not obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit B-1 to the Pooling and Servicing Agreement and a certificate from the prospective transferee substantially in the form attached either as Exhibit

                                     B-3-1

B-2 or Exhibit B-3 to the Pooling and Servicing Agreement or (B) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

         3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
         (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS CONSTITUTE ENTITIES DESCRIBED IN SUCH PARAGRAPHS (AN "INSTITUTIONAL ACCREDITED INVESTOR").

                                     B-3-2

         4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

         5. The Transferee has been furnished with all information regarding
(a) the Sponsor, (b) the Transferred Certificates and distributions thereon,
(c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

         6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

         7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                       Very truly yours,


                                       --------------------------------------
                                       (Transferee)

                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------
                                          Date:
                                               ------------------------------

                                     B-3-3

                             Nominee Acknowledgment


         The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                       ----------------------------------------
                                       (Nominee)

                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                     B-3-4

                                  EXHIBIT C-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                       PURSUANT TO SECTION 5.02(d)(i)(b)


STATE OF      )
              ) participation.:
COUNTY OF     )


         _____________________, being first duly sworn, deposes and says that:

         1. He/She is a _________________ of ____________________ (the
prospective transferee (the "Transferee") of a Mortgage Capital Funding, Inc., Class R-[I][II][III] Multifamily/Commercial Mortgage Pass-Through Certificate, Series 1998-MC3, evidencing a 100% Percentage Interest in the Class to which it belongs (the "Residual Certificate")), a _________________ duly organized and validly existing under the laws of [the State of ___________] [the United States], on behalf of which he/she makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Residual Certificate was issued (the "Pooling and Servicing Agreement").

         2. The Transferee (i) is [and, as of [date of transfer], will be] a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificate, and (ii) is acquiring the Residual Certificate for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a "non-United States person". (For this purpose: (i) a "disqualified organization" means the United States or a possession thereof, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax (unless such organization is subject to the tax on unrelated business taxable income); and (ii) a "non-United States person" is any person other than a "United States person". A "United States person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.)

         3. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificate to "disqualified organizations" under the Internal Revenue Code of 1986,

                                     C-1-1
as amended, that applies to all transfers of the Residual Certificate after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a "disqualified organization", on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a "disqualified organization" and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificate may be a "non-economic residual interest" within the meaning of Treasury Regulation ss.1.860E-1(c) and that the transferor of a "non-economic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

         4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificate if at any time during the taxable year of the pass-through entity a "disqualified organization" is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificate by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

         6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

         7. The Transferee's taxpayer identification number is
_________________.

         8. The Transferee has reviewed the provisions of Section 5.02(d) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificate (in particular, clause (ii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Certificate to a person other than the Transferee and clause (ii)(B) of Section 5.02(d) which authorizes the Trustee to negotiate a mandatory disposition of the Residual Certificate, in either case, in the event that the Transferee holds such Residual Certificate in violation of Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

         9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificate is or will be to impede the assessment or collection of any tax.

         10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificate.

         11. The Transferee will, in connection with any transfer that it makes of the Residual Certificate, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit C-2 to the Pooling and Servicing Agreement in which it will represent and warrant,

                                     C-1-2
among other things, that it is not transferring the Residual Certificate to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury Regulation ss.1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

                                     C-1-3

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ___________________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of _________, 1998.


                                       ----------------------------------------
                                       (Transferee)


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

[Corporate Seal]


ATTEST:


------------------------------
[Assistant] Secretary


         Personally appeared before me the above-named _____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _____________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

         Subscribed and sworn before me this ___ day of ______________, 1998.


                                       ----------------------------------------
                                       NOTARY PUBLIC


COUNTY OF ___________
STATE OF _____________
My Commission expires the _________

                                     C-1-4

                                  EXHIBIT C-2

                         FORM OF TRANSFEROR CERTIFICATE
                       PURSUANT TO SECTION 5.02(d)(i)(d)

                                                                [date]

LaSalle National Bank
135 South LaSalle Street
Suite 1625
Chicago, Illinois 60603

Attention:  Mortgage Capital Funding, Inc., Series 1998-MC3
            Restricted Transfer Unit

            Re: Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage
                Pass-Through Certificates, Series 1998-MC3, Class
                R-[I][II][III], evidencing a ___% Percentage Interest in the Class to which it belongs

Dear Sirs:

         This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to _____________________ (the
"Transferee") of the captioned Class R-[I][II][III] Certificate (the "Residual Certificate"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc. and Salomon Brothers Realty Corp., as Mortgage Loan Sellers, AMRESCO Services, L.P., as Master Servicer, Allied Capital Corporation as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

         1. No purpose of the Transferor relating to the transfer of the Residual Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

         2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit C-1. The Transferor does not know or believe that any representation contained therein is false.

         3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulation ss.1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificate may not be respected for United

                                     C-2-1

States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                       Very truly yours,


                                       ----------------------------------------
                                       (Transferor)


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                     C-2-2

                                   EXHIBIT D

                         FORM OF TRANSFEREE CERTIFICATE
                            IN CONNECTION WITH ERISA
                           (DEFINITIVE CERTIFICATES)

                                     __________, 1998

LaSalle National Bank
135 South LaSalle Street
Suite 1625
Chicago, Illinois 60603
Attention:  Mortgage Capital Funding, Inc., Series 1998-MC3
            Restricted Transfer Unit

            Re: Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage
                Pass-Through Certificates, Series 1998-MC3, Class ____,
                [having an initial aggregate Certificate Principal Balance as of December 30, 1998 (the "Closing Date") of $_____________] [representing a ____% Percentage Interest in the related Class]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by __________________________ (the "Transferor") to
____________________________________ (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), which were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc., and Salomon Brothers Realty Corp., as Mortgage Loan Sellers, AMRESCO Services, L.P., as Master Servicer, Allied Capital Corporation, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as Certificate Registrar, as follows (check the applicable paragraph):

___ The Transferee is neither (A) an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), nor (B) a Person who is directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or

___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or

___ As otherwise set forth in the certification of facts and opinion of counsel attached hereto as Annex A, the purchase and holding of the Transferred Certificates by the Transferee will not result in a violation of Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Special Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.


                                       Very truly yours,


                                       ---------------------------------------
                                       (Transferee)


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                   EXHIBIT E

                              REQUEST FOR RELEASE


                                         ____________________, 19___


LaSalle National Bank
135 South LaSalle Street
Suite 1625
Chicago, Illinois 60603

Attention:  Mortgage Custody Department/Release Area
            Mortgage Capital Funding, Inc., Series 1998-MC3

         In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under that certain Pooling and Servicing Agreement dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), by and among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc. and Salomon Brothers Realty Corp., as Mortgage Loan Sellers, AMRESCO Services, L.P., as Master Servicer, Allied Capital Corporation, as Special Servicer, ABN AMRO Bank N.A., as Fiscal Agent, and you, as Trustee and REMIC Administrator, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

            Mortgagor's Name:
                             --------------------------------------------------
            Address:
                    -----------------------------------------------------------
            Loan No.:
                     ----------------------------------------------------------

If only particular documents in the Mortgage File are requested, please specify which:
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Reason for requesting file (or portion thereof):

     _____ 1. Mortgage Loan paid in full. The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Collection Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

     _____  2. The Mortgage Loan is being foreclosed.

     _____  3. Other. (Describe)

         The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently, or unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

         Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                       [MASTER SERVICER] [SPECIAL SERVICER]


                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:

                                   EXHIBIT F

                      FORM OF DISTRIBUTION DATE STATEMENT

                                  EXHIBIT G-1

                     FORM OF DELINQUENT LOAN STATUS REPORT










                                     G-1-1

                                  EXHIBIT G-2

                  FORM OF HISTORICAL LOAN MODIFICATION REPORT










                                     G-2-1

                                  EXHIBIT G-3

                         FORM OF HISTORICAL LOSS REPORT










                                     G-3-1

                                  EXHIBIT G-4

                           FORM OF REO STATUS REPORT










                                     G-4-1

                                  EXHIBIT G-5

                  FORM OF SPECIAL SERVICER LOAN STATUS REPORT










                                     G-5-1

                                  EXHIBIT G-6

                  FORM OF OPERATING STATEMENT ANALYSIS REPORT










                                     G-6-1

                                  EXHIBIT G-7

                  FORM OF COMPARATIVE FINANCIAL STATUS REPORT










                                     G-7-1

                                  EXHIBIT G-8

                               FORM OF WATCHLIST










                                     G-8-1

                                  EXHIBIT H-1

                         CSSA SET-UP DATA RECORD LAYOUT










                                     H-1-1

                                  EXHIBIT H-2

                        CSSA PERIODIC DATA RECORD LAYOUT










                                     H-2-1

                                  EXHIBIT H-3

                            CSSA PROPERTY DATA FILE










                                     H-3-1